As filed with the Securities and Exchange Commission on February 26, 2016

File Nos. 033-12113

811-05028

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 282	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 384	☒

PIMCO Funds

(Exact name of Registrant as Specified in Charter)

650 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(866) 746-2606

Robert W. Helm, Esq. Brendan C. Fox, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006	Brent R. Harris Pacific Investment Management Company LLC 650 Newport Center Drive Newport Beach, California 92660
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐        This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 282 to the Registration Statement of PIMCO Funds (the “Trust” or the “Registrant”) on Form N-1A (File No. 33-12113) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, to register Institutional Class shares of the PIMCO Government Money Market Fund, an existing series of the Registrant. This Amendment does not affect the currently effective prospectuses and Statement of Additional Information for other series and classes of the Trust’s shares not included herein.

Prospectus

PIMCO Funds

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Short Duration Strategy Funds	July 31, 2015 (as supplemented February 26, 2016)
	Inst	M	P	Admin	D	A	C	R
PIMCO Government Money Market Fund	—	PGFXX	PGPXX	PGMXX	PGDXX	AMAXX	AMGXX	PGRXX
PIMCO Low Duration Fund	PTLDX	—	PLDPX	PLDAX	PLDDX	PTLAX	PTLCX	PLDRX
PIMCO Low Duration Fund II	PLDTX	—	PDRPX	PDFAX	—	—	—	—
PIMCO Low Duration Fund III	PLDIX	—	PLUPX	PDRAX	—	—	—	—
PIMCO Money Market Fund	PMIXX	PYMXX	PMFXX	PMAXX	—	PYAXX	PKCXX	—
PIMCO Short Asset Investment Fund	PAIDX	PAMSX	PAIPX	PAIQX	PAIUX	PAIAX	—	—
PIMCO Short-Term Fund	PTSHX	—	PTSPX	PSFAX	PSHDX	PSHAX	PFTCX	PTSRX
PIMCO Treasury Money Market Fund	—	—	—	—	—	—	—	—

PIMCO Government Money Market Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment):
None(1)

[1]	Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class M	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	0.18%	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%	0.33%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses(1)	0.18%	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%	0.33%
[1]

To maintain certain net yields for the Fund, Pacific Investment Management Company LLC ("PIMCO") or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. Such waivers, if any, are not reflected in this table. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" in the Fund's prospectus for additional information.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$18	$58	$101	$230
Class M	$18	$58	$101	$230
Class P	$29	$90	$157	$356
Administrative Class	$18	$58	$101	$230
Class D	$18	$58	$101	$230
Class A	$34	$106	$185	$418
Class C	$34	$106	$185	$418
Class R	$34	$106	$185	$418

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$18	$58	$101	$230
Class M	$18	$58	$101	$230
Class P	$29	$90	$157	$356
Administrative Class	$18	$58	$101	$230
Class D	$18	$58	$101	$230
Class A	$34	$106	$185	$418
Class C	$34	$106	$185	$418
Class R	$34	$106	$185	$418

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

PIMCO FUNDS | PROSPECTUS	1

PIMCO Government Money Market Fund

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class M shares. For periods prior to the inception date of Class A, Class C and Class P shares (May 14, 2009), performance information shown in the table for that class is based on the performance of the Fund's Class M shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Institutional Class, Administrative Class, Class D and Class R of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. To obtain the Fund's current yield, call 888.87.PIMCO. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Citi 3-Month Treasury Bill Index. The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. The Fund began operations on 01/27/09. Index comparisons began on 01/31/09. The Lipper Institutional U.S. Government Money Market Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities with dollar-weighted average maturities of less than 90 days. These funds are commonly limited to 401(k) and pension participants and often require high minimum investments and have lower total expense ratios relative to other money market funds. They intend to keep constant net asset value.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Class M*

*The year-to-date return as of June 30, 2015 is 0.00%. For the periods shown in the bar chart, the highest quarterly return was 0.02% in the Q4 2012, and the lowest quarterly return was 0.00% in the Q3 2013.

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	Since Inception (01/27/2009)
Class M Return Before Taxes	0.02%	0.03%	0.07%
Class A Return Before Taxes	0.02%	0.02%	0.04%
Class C Return Before Taxes	0.02%	0.02%	0.04%
Class P Return Before Taxes	0.02%	0.03%	0.05%
Citi 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.03%	0.07%	0.09%

Lipper Institutional U.S. Government Money Markets Funds Average (reflects no deductions for taxes)	0.01%	0.02%	0.03%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is a Managing Director of PIMCO, and he has managed the Fund since January 2011.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 24 of this prospectus.

2	PROSPECTUS | PIMCO FUNDS

PIMCO Low Duration Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 35 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	0.46%	0.56%	0.46%	0.50%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	0.55%	0.50%
Total Annual Fund Operating Expenses	0.46%	0.56%	0.71%	0.75%	0.80%	1.10%	1.05%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
Class P	$57	$179	$313	$701
Administrative Class	$73	$227	$395	$883
Class D	$77	$240	$417	$930
Class A	$305	$475	$659	$1,193
Class C	$212	$350	$606	$1,340
Class R	$107	$334	$579	$1,283

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
Class P	$57	$179	$313	$701
Administrative Class	$73	$227	$395	$883
Class D	$77	$240	$417	$930
Class A	$305	$475	$659	$1,193
Class C	$112	$350	$606	$1,340
Class R	$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of

PIMCO FUNDS | PROSPECTUS	3

PIMCO Low Duration Fund

its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments).

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Fund's clearing broker or the exchange itself

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from the issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign

4	PROSPECTUS | PIMCO FUNDS

Prospectus

(non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2015 is 0.80%. For the periods shown in the bar chart, the highest quarterly return was 7.11% in the Q2 2009, and the lowest quarterly return was -3.79% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.78%	2.72%	3.82%
Institutional Class Return After Taxes on Distributions(1)	-0.79%	1.52%	2.40%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.44%	1.64%	2.43%
Class P Return Before Taxes	0.68%	2.61%	3.72%
Administrative Class Return Before Taxes	0.53%	2.46%	3.56%
Class D Return Before Taxes	0.49%	2.42%	3.51%
Class A Return Before Taxes	-1.82%	1.89%	3.19%
Class C Return Before Taxes	-0.84%	2.05%	3.01%
Class R Return Before Taxes	0.19%	2.10%	3.16%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	0.62%	1.06%	2.54%

Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	0.75%	2.16%	2.70%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO Low Duration Fund

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Scott A. Mather and Jerome Schneider. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO. Mr. Schneider is a Managing

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	5

PIMCO Low Duration Fund

Director of PIMCO. Messrs. Mather and Schneider have jointly managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 24 of this prospectus.

6	PROSPECTUS | PIMCO FUNDS

PIMCO Low Duration Fund II

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 170% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest

PIMCO FUNDS | PROSPECTUS	7

PIMCO Low Duration Fund II

rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Fund's clearing broker or the exchange itself

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad- based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (December 31, 2009), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2015 is 0.52%. For the periods shown in the bar chart, the highest quarterly return was 4.89% in the Q2 2009, and the lowest quarterly return was -3.68% in the Q3 2008.

8	PROSPECTUS | PIMCO FUNDS

Prospectus

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.61%	2.15%	3.29%
Institutional Class Return After Taxes on Distributions(1)	-0.01%	1.28%	2.14%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.35%	1.36%	2.13%
Class P Return Before Taxes	0.51%	2.04%	3.18%
Administrative Class Return Before Taxes	0.36%	1.89%	3.03%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	0.62%	1.06%	2.54%

Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	0.75%	2.16%	2.70%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Scott A. Mather and Jerome Schneider. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO.  Mr. Schneider is a Managing Director of PIMCO. Messrs. Mather and Schneider have jointly managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 24 of this prospectus.

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	9

PIMCO Low Duration Fund III

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.75%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a "Sudan-Related Issuer"). In analyzing whether an issuer is a Sudan- Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments).

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and  may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

PIMCO FUNDS | PROSPECTUS	10

Prospectus

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Fund's clearing broker or the exchange itself

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from the issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	11

PIMCO Low Duration Fund III

based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (November 19, 2010), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2015 is 0.79%. For the periods shown in the bar chart, the highest quarterly return was 6.92% in the Q2 2009, and the lowest quarterly return was -4.38% in the Q3 2008.

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.82%	2.94%	3.65%
Institutional Class Return After Taxes on Distributions(1)	-0.51%	1.88%	2.21%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.47%	1.88%	2.29%
Class P Return Before Taxes	0.72%	2.84%	3.55%
Administrative Class Return Before Taxes	0.57%	2.68%	3.39%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	0.62%	1.06%	2.54%

Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	0.75%	2.16%	2.70%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Scott A. Mather and Jerome Schneider. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO.  Mr. Schneider is a Managing Director of PIMCO. Messrs. Mather and Schneider have jointly managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 24 of this prospectus.

12	PROSPECTUS | PIMCO FUNDS

PIMCO Money Market Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment):
None(1)

[1]	Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class M	Class P	Admin Class	Class A	Class C
Management Fees	0.32%	0.32%	0.42%	0.32%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses(1)	0.32%	0.32%	0.42%	0.32%	0.47%	0.47%
[1]

To maintain certain net yields for the Fund, Pacific Investment Management Company LLC ("PIMCO") or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. Such waivers, if any, are not reflected in this table. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" in the Fund's prospectus for additional information.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class M, Class P, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$33	$103	$180	$406
Class M	$33	$103	$180	$406
Class P	$43	$135	$235	$530
Administrative Class	$33	$103	$180	$406
Class A	$48	$151	$263	$591
Class C	$48	$151	$263	$591

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$33	$103	$180	$406
Class M	$33	$103	$180	$406
Class P	$43	$135	$235	$530
Administrative Class	$33	$103	$180	$406
Class A	$48	$151	$263	$591
Class C	$48	$151	$263	$591

Principal Investment Strategies

The Fund seeks to achieve its investment objective by complying with the quality, maturity and diversification of securities requirements applicable to money market funds. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so. The Fund may invest in the following U.S. dollar-denominated instruments: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in or obligations issued by U.S. banks.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and

PIMCO FUNDS | PROSPECTUS	13

PIMCO Money Market Fund

extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Class M and Class P shares of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. To obtain the Fund's current yield, call 888.87.PIMCO. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. The Lipper Institutional Money Market Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2015 is 0.00%. For the periods shown in the bar chart, the highest quarterly return was 1.30% in the Q4 2006, and the lowest quarterly return was 0.00% in the Q3 2013.

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.02%	0.04%	1.53%
Administrative Class Return Before Taxes	0.02%	0.04%	1.43%
Class A Return Before Taxes	0.02%	0.04%	1.43%
Class C Return Before Taxes	0.02%	0.04%	1.43%
Citi 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.03%	0.07%	1.46%

Lipper Institutional Money Market Funds Average (reflects no deductions for taxes)	0.02%	0.05%	1.57%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is a Managing Director of PIMCO, and he has managed the Fund since January 2011.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 24 of this prospectus.

14	PROSPECTUS | PIMCO FUNDS

PIMCO Short Asset Investment Fund

Investment Objective

The Fund seeks maximum current income, consistent with daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 35 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class M	Class P	Admin Class	Class D	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class M	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	0.34%	0.34%	0.44%	0.34%	0.44%	0.44%	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	0.25%	0.55%	0.50%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(2)	0.36%	0.36%	0.46%	0.61%	0.71%	0.71%	1.01%	0.96%
Fee Waiver and/or Expense Reimbursement(3)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.26%	0.26%	0.36%	0.51%	0.61%	0.61%	0.91%	0.86%
[1]

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

[2]

Total Annual Fund Operating Expenses excluding interest expense is 0.34%, 0.34%, 0.44%, 0.59%, 0.69%, 0.69%, 0.99% and 0.94% for Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

[3]

PIMCO has contractually agreed, through July 31, 2016, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

[4]

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement excluding interest expense is 0.24%, 0.24%, 0.34%, 0.49%, 0.59%, 0.59%, 0.89% and 0.84% for Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$27	$106	$192	$446
Class M	$27	$106	$192	$446
Class P	$37	$138	$248	$569
Administrative Class	$52	$185	$330	$753
Class D	$62	$217	$385	$873
Class A	$286	$437	$602	$1,078
Class C	$193	$312	$548	$1,227
Class R	$88	$296	$521	$1,169

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$27	$106	$192	$446
Class M	$27	$106	$192	$446
Class P	$37	$138	$248	$569
Administrative Class	$52	$185	$330	$753
Class D	$62	$217	$385	$873
Class A	$286	$437	$602	$1,078
Class C	$93	$312	$548	$1,227
Class R	$88	$296	$521	$1,169

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2,324% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified

PIMCO FUNDS | PROSPECTUS	15

PIMCO Short Asset Investment Fund

portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one and one-half years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 60% of its total assets in corporate issuers.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may invest up to 20% of its total assets in asset-backed securities and up to 10% of its total assets in privately issued mortgage-backed securities. The Fund may invest up to 10% of its total assets in interest rate swaps and up to 5% of its total assets in credit default swaps. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Fund's clearing broker or the exchange itself

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and

16	PROSPECTUS | PIMCO FUNDS

Prospectus

losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Class M, Class C and Class R shares of the Fund have not commenced operations as of the date of this prospectus. Performance for Administrative Class, Class A, Class D, and Class P shares in the Average Annual Total Returns table reflects the impact of sales charges. To obtain the Fund's current yield, call 888.87.PIMCO. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Citi 3-Month Treasury Bill Index. The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2015 is 0.49%. For the periods shown in the bar chart, the highest quarterly return was 0.37% in the Q3 2013, and the lowest quarterly return was -0.12% in the Q4 2014.

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Since Inception (05/31/2012)
Institutional Class Return Before Taxes	0.59%	1.12%
Institutional Class Return After Taxes on Distributions(1)	0.16%	0.70%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.34%	0.68%
Class P Return Before Taxes	0.49%	1.02%
Administrative Class Return Before Taxes	0.34%	0.87%
Class D Return Before Taxes	0.24%	0.77%
Class A Return Before Taxes	-2.00%	-0.11%
Citi 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.03%	0.05%

Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	0.75%	1.28%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is a Managing Director of PIMCO, and he has managed the Fund since its inception in May 2012.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	17

PIMCO Short Asset Investment Fund

intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 24 of this prospectus.

18	PROSPECTUS | PIMCO FUNDS

PIMCO Short-Term Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 35 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	0.45%	0.55%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	0.55%	0.50%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.46%	0.56%	0.71%	0.71%	0.71%	1.01%	0.96%
[1]

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to Pacific Investment Management Company LLC ("PIMCO"). Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

[2]

Total Annual Fund Operating Expenses excluding interest expense is 0.45%, 0.55%,  0.70%, 0.70%, 0.70%, 1.00% and 0.95% for Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
Class P	$57	$179	$313	$701
Administrative Class	$73	$227	$395	$883
Class D	$73	$227	$395	$883
Class A	$296	$447	$611	$1,088
Class C	$203	$322	$558	$1,236
Class R	$98	$306	$531	$1,178

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$148	$258	$579
Class P	$57	$179	$313	$701
Administrative Class	$73	$227	$395	$883
Class D	$73	$227	$395	$883
Class A	$296	$447	$611	$1,088
Class C	$103	$322	$558	$1,236
Class R	$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 283% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit

PIMCO FUNDS | PROSPECTUS	19

PIMCO Short-Term Fund

its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Fund's clearing broker or the exchange itself

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

20	PROSPECTUS | PIMCO FUNDS

Prospectus

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Lipper Ultra-Short Obligation Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days.

 Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2015 is 1.18%. For the periods shown in the bar chart, the highest quarterly return was 3.61% in the Q2 2009, and the lowest quarterly return was -1.95% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.97%	1.50%	2.70%
Institutional Class Return After Taxes on Distributions(1)	0.14%	0.90%	1.66%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.59%	0.94%	1.72%
Class P Return Before Taxes	0.86%	1.40%	2.60%
Administrative Class Return Before Taxes	0.71%	1.25%	2.44%
Class D Return Before Taxes	0.71%	1.23%	2.41%
Class A Return Before Taxes	-1.55%	0.76%	2.16%
Class C Return Before Taxes	-0.58%	0.92%	2.08%
Class R Return Before Taxes	0.46%	0.97%	2.13%
Citi 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.03%	0.07%	1.46%

Lipper Ultra-Short Obligation Funds Average (reflects no deductions for taxes)	0.40%	0.93%	2.06%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is a Managing Director of PIMCO, and he has managed the Fund since January 2011.

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	21

PIMCO Short-Term Fund

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 24 of this prospectus.

22	PROSPECTUS | PIMCO FUNDS

PIMCO Treasury Money Market Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment):
None(1)

[1]	Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class M	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%	0.33%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Other Expenses(1)	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.21%	0.31%	0.21%	0.21%	0.36%	0.36%	0.36%
Fee Waiver and/or Expense Reimbursement(2)	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%	0.33%
[1]	"Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.
[2]

Pacific Investment Management Company LLC ("PIMCO") has contractually agreed, through July 31, 2016, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to Class M, Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees' fees, plus such recoupment, do not exceed the Expense Limit.

[3]

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. Such waivers, if any, are not reflected in this table. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" in the Fund's prospectus for additional information.

Example. The Example is intended to help you compare the cost of investing in Class M, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years
Class M	$18	$65
Class P	$29	$97
Administrative Class	$18	$65
Class D	$18	$65
Class A	$34	$113
Class C	$34	$113
Class R	$34	$113

If you do not redeem your shares:

	1 Year	3 Years
Class M	$18	$65
Class P	$29	$97
Administrative Class	$18	$65
Class D	$18	$65
Class A	$34	$113
Class C	$34	$113
Class R	$34	$113

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Treasury securities. The Fund may invest in the following: U.S. Treasury bills, notes, trust receipts and other direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

New/Small Fund Risk: the risk that a new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long-term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

PIMCO FUNDS | PROSPECTUS	23

PIMCO Treasury Money Market Fund

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

The Fund's benchmark index is the Citi 3-Month Treasury Bill Index. The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

Once the Fund commences operations, performance for the Fund will be updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is a Managing Director of PIMCO and he will manage the Fund as of its inception.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 24 of this prospectus.

24	PROSPECTUS | PIMCO FUNDS

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, Class M, Class P, Administrative Class and Class D

The minimum initial investment for Institutional Class, Class M, Class P or Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

The minimum initial investment for Class D shares of the Fund is $1,000, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The minimum subsequent investment for Class D shares is $50.

You may sell (redeem) all or part of your Institutional Class, Class M, Class P, Administrative Class and Class D shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by mail to:
PIMCO Funds c/o BFDS Midwest
330 W. 9th Street, Kansas City, MO 64105

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to pimcoteam@bfdsmidwest.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	25

PIMCO Funds

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries. The principal risks are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO Government Money Market Fund	PIMCO Low Duration Fund	PIMCO Low Duration Fund II	PIMCO Low Duration Fund III
New/Small Fund	–	–	–	–
Interest Rate	x	x	x	x
Call Risk	x	x	x	x
Credit	x	x	x	x
High Yield	–	x	–	x
Market	x	x	x	x
Issuer	–	x	x	x
Liquidity	–	x	x	x
Derivatives	–	x	x	x
Equity	–	x	x	x
Mortgage-Related and Other Asset-Backed Securities	–	x	x	x
Foreign (Non-U.S.) Investment	–	x	–	x
Emerging Markets	–	x	–	x
Sovereign Debt Risk	–	x	–	x
Currency	–	x	–	x
Leveraging	–	x	x	x
Management	x	x	x	x
Short Sale	–	x	x	x

Principal Risk	PIMCO Money Market Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund	PIMCO Treasury Money Market Fund
New/Small Fund	–	–	–	x
Interest Rate	x	x	x	x
Call Risk	x	x	x	x
Credit	x	x	x	x
High Yield	–	–	x	–
Market	x	x	x	x
Issuer	x	x	x	–
Liquidity	–	x	x	–
Derivatives	–	x	x	–
Equity	–	–	x	–
Mortgage-Related and Other Asset-Backed Securities	–	x	x	–
Foreign (Non-U.S.) Investment	x	x	x	–
Emerging Markets	–	x	–	–
Sovereign Debt Risk	–	–	–	–
Currency	–	–	x	–
Leveraging	–	x	x	–
Management	x	x	x	x
Short Sale	–	x	x	–

26	PROSPECTUS | PIMCO FUNDS

Prospectus

New/Small Fund Risk

A new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long-term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller Funds. New and smaller Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are at historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, a Fund with an average duration that suggests a certain level of interest rate risk may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	27

PIMCO Funds

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, a Fund with an average credit rating that suggests a certain credit quality may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.  For instance, terrorism, market manipulation, government defaults, government shutdowns, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," the U.S. is experiencing historically low interest rate levels. However, continued economic recovery and the tapering of the Federal Reserve Board's quantitative easing program increase the risk that interest rates will rise in the near future. Any future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. As such, the fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.

28	PROSPECTUS | PIMCO FUNDS

Prospectus

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may become harder to value, especially in changing markets. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indices, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in margin requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks

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PIMCO Funds

and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Fund's derivative transactions and cause the Fund to lose value.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will

30	PROSPECTUS | PIMCO FUNDS

Prospectus

generally have more exposure to regional economic risks associated with foreign investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from the issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses.

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Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time.  The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund's ability to realize its investment objective.

Short Sale Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of each Fund's holdings.

32	PROSPECTUS | PIMCO FUNDS

Prospectus

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2015, PIMCO had approximately $1.52 trillion in assets under management.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2015, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately):

	Management Fees
Fund Name	Inst Class	Class M	Class P	Admin Class	Class D	Class A	Class C	Class R
PIMCO Government Money Market Fund	0.18%	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%	0.33%
PIMCO Low Duration Fund	0.46%	N/A	0.56%	0.46%	0.50%	0.55%	0.55%	0.55%
PIMCO Low Duration Fund II	0.50%	N/A	0.60%	0.50%	N/A	N/A	N/A	N/A
PIMCO Low Duration Fund III	0.50%	N/A	0.60%	0.50%	N/A	N/A	N/A	N/A
PIMCO Money Market Fund	0.32%	0.32%	0.42%	0.32%	N/A	0.47%	0.47%	N/A
PIMCO Short Asset Investment Fund	0.34%	0.34%	0.44%	0.34%	0.44%	0.44%	0.44%	0.44%
PIMCO Short-Term Fund	0.45%	N/A	0.55%	0.45%	0.45%	0.45%	0.45%	0.45%

The PIMCO Treasury Money Market Fund was not operational during the fiscal year ended March 31, 2015. The Management Fees for the Class M, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the Fund are at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately): 0.18%, 0.28%, 0.18%, 0.18%, 0.33%, 0.33% and 0.33%.

■

Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2015, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fees(1) All Classes
PIMCO Government Money Market Fund	0.12%
PIMCO Low Duration Fund	0.25%
PIMCO Low Duration Fund II	0.25%
PIMCO Low Duration Fund III	0.25%
PIMCO Money Market Fund	0.12%
PIMCO Short Asset Investment Fund	0.20%
PIMCO Short-Term Fund	0.25%
[1]	For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 64.

The PIMCO Treasury Money Market Fund was not operational during the fiscal year ended March 31, 2015. The advisory fee for the Fund is at an annual rate of 0.12% based upon the average daily net assets of the Fund.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2014. A discussion of the basis for the Board of Trustees' approval of the PIMCO Treasury Money Market Fund's investment advisory contract will be available in the Fund's first Annual or Semi-Annual Report to shareholders.

■

Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and

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printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2015, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fees(1)
Fund Name	Inst Class	Class M	Class P	Admin Class	Class D	Class A	Class C	Class R
PIMCO Government Money Market Fund	0.06%	0.06%	0.16%	0.06%	0.06%	0.21%	0.21%	0.21%
PIMCO Low Duration Fund	0.21%	N/A	0.31%	0.21%	0.25%	0.30%	0.30%	0.30%
PIMCO Low Duration Fund II	0.25%	N/A	0.35%	0.25%	N/A	N/A	N/A	N/A
PIMCO Low Duration Fund III	0.25%	N/A	0.35%	0.25%	N/A	N/A	N/A	N/A
PIMCO Money Market Fund	0.20%	0.20%	0.30%	0.20%	N/A	0.35%	0.35%	N/A
PIMCO Short Asset Investment Fund	0.14%	0.14%	0.24%	0.14%	0.24%	0.24%	0.24%	0.24%
PIMCO Short-Term Fund	0.20%	N/A	0.30%	0.20%	0.20%	0.20%	0.20%	0.20%
[1]	For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 64.

The PIMCO Treasury Money Market Fund was not operational during the fiscal year ended March 31, 2015. The supervisory and administrative fees for the Class M, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Treasury Money Market Fund are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.06%, 0.16%, 0.06%, 0.06%, 0.21%, 0.21% and 0.21%.

PIMCO has contractually agreed, through July 31, 2016, to reduce its advisory fee by 0.10% of the average daily net assets of the PIMCO Short Asset Investment Fund.

PIMCO has contractually agreed, through July 31, 2016, to reduce total annual fund operating expenses for the PIMCO Treasury Money Market Fund's separate classes of shares, by waiving a portion of the Fund's supervisory and administrative fee or reimbursing the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets attributable to a separate class of shares, respectively. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that organizational expenses and pro rata Trustees' fees, plus recoupment, do not exceed the Expense Limit.

Temporary Fee Waivers, Reductions and Reimbursements

To maintain certain net yields for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds, PIMCO and the Trust's Distributor, PIMCO Investments LLC (the "Distributor"), have entered into a fee and expense limitation agreement with such Funds (the "Agreement") pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of a Fund's supervisory and administrative fee, any distribution and/or service (12b-1) fees applicable to a class of a Fund, or a Fund's advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup from a Fund any portion of the supervisory and administrative fee or advisory fee waived, reduced or reimbursed pursuant to the Agreement (the "Reimbursement Amount") during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the expense limitation agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived, except the Funds will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield.

With respect to the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds only, the Trust has suspended payment of any distribution and/or service (12b-1) fees at this time.

In certain circumstances, the Distributor or its affiliates may pay or reimburse financial firms for distribution and/or shareholder services out of the Distributor's or its affiliates' own assets when the Distributor does not receive associated distribution and/or service (12b-1) fees from the applicable Funds.

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Prospectus

These payments and reimbursements may be made from profits received by the Distributor or its affiliates from other fees paid by the Funds. Such activities by the Distributor or its affiliates may provide incentives to financial firms to purchase or market shares of the Funds. Additionally, these activities may give the Distributor or its affiliates additional access to sales representatives of such financial firms, which may increase sales of Fund shares.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Low Duration PIMCO Low Duration II PIMCO Low Duration III	Scott A. Mather	9/14 9/14 9/14	CIO U.S. Core Strategies and Managing Director, PIMCO. Previously he was head of global portfolio management. He joined PIMCO in 1998.
PIMCO Government Money Market PIMCO Low Duration PIMCO Low Duration II PIMCO Low Duration III PIMCO Money Market PIMCO Short Asset Investment PIMCO Short-Term PIMCO Treasury Money Market	Jerome Schneider	1/11 9/14 9/14 9/14 1/11 5/12* 1/11 *

Managing Director, PIMCO. Mr. Schneider joined PIMCO in 2008. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

*	Inception of the Fund.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

Distributor

The Trust's Distributor is PIMCO Investments LLC ("Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 55060, Boston, MA 02205-5060 and should not be mailed to the Distributor.

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PIMCO Funds

Classes of Shares

Class A, Class C, Class R, Institutional Class, Class M, Class P, Administrative Class and Class D shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Only certain investors may purchase Institutional Class, Class M, Class P, Administrative Class, Class D and Class R shares.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge by visiting pimco.com/investments or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

PIMCO Low Duration, PIMCO Short Asset Investment and PIMCO Short-Term Funds — Class A shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.25%	1.27%
$250,000 +	0.00%*	0.00%*
*

As shown, investors that purchase $250,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $250,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. If the financial firm through which such investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase, such investors will not be subject to a contingent deferred sales charge upon redemption. See "Contingent Deferred Sales Charges – Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the Money Market series of the Trust) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the Statement of Additional Information.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

1.

an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member); or

2.

a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.

an employee benefit plan of a single employer.

*

For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

36	PROSPECTUS | PIMCO FUNDS

Prospectus

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses an intent to invest not less than $50,000 (or $100,000 for certain funds) within a period of 13 months in Class A shares of any Eligible Fund(s) (which does not include the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds). The maximum intended investment allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO Low Duration, PIMCO Short Asset Investment and PIMCO Short-Term Funds for which the maximum intended investment amount is $250,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

In making computations concerning the amount purchased for purposes of a Letter of Intent, purchases of Class C shares of Eligible Funds will be included, but market appreciation in the value of the shareholder's Class A and Class C shares of Eligible Funds will not be included.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of PIMCO and the Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; and persons investing through certain "wrap accounts." Please see the Statement of Additional Information for details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors, at any financial firm.

The Statement of Additional Information provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the Statement of Additional Information free of charge from PIMCO by written request, by visiting pimco.com/investments or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund other than the PIMCO Low Duration, PIMCO Short Asset Investment and PIMCO Short-Term Funds, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. Unless you are eligible for a waiver, if you purchase $250,000 or more of Class A shares (and, thus, pay no initial sales charge) of the PIMCO Low Duration, PIMCO Short Asset Investment and PIMCO Short-Term Funds, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. If the financial firm through which you purchased your shares does not receive any upfront commission from the Distributor at the time of purchase, you will not be subject to a CDSC upon redemption. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

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PIMCO Funds

Class C Shares*
Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%
*	Except shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds that were not acquired by exchanging Class C shares of another Fund.

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

■

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details.

A redemption by a Class A shareholder who purchased, through a financial firm, $250,000 or more of Class A shares of the PIMCO Low Duration, PIMCO Short Asset Investment and PIMCO Short-Term Funds (and, thus, did not pay an initial sales charge) will not be subject to a CDSC where the Distributor did not pay at the time of purchase an upfront commission to the financial firm but began paying distribution and/or shareholder services fees immediately.

No Sales Charges — Class R Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan's financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, "specified benefit plans"). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan's financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See "Purchasing Shares – Class R" below. Additional shares may be purchased through a benefit plan's administrator or recordkeeper.

Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.

Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect

38	PROSPECTUS | PIMCO FUNDS

Prospectus

to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.

These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the Statement of Additional Information.

No Sales Charges — Institutional Class, Class M, Class P, Administrative Class and Class D Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, Class M, Class P, Administrative Class or Class D shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, Class P, Administrative Class or Class D shares. You can also call 888.87.PIMCO.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class, Class M, Class P or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

Class M shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, high net worth individuals, and through intermediary trading platforms and portals that provide specialized sub-accounting and shareholder processing services. Class M shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

Class P shares are offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other financial firms. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase Class P shares.

Administrative Class shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Class D shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the Funds in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. Class D shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's Class D shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class D shareholders, and a shareholder may obtain information about accounts only through the financial firm. In certain circumstances, the financial firm may arrange to have shares registered in a shareholder's name or a shareholder may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your financial firm). In such circumstances, a shareholder may contact the Funds at 888.87.PIMCO for information about the account.

Distribution and Servicing (12b-1) Plans

Class A, Class C and Class R shares. The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

With respect to the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

Class A shares pay only servicing fees. Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
PIMCO Government Money Market Fund	0.10%	0.00%
PIMCO Money Market Fund	0.10%	0.00%
PIMCO Treasury Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
PIMCO Government Money Market Fund	0.10%	0.00%
PIMCO Low Duration Fund	0.25%	0.30%
PIMCO Money Market Fund	0.10%	0.00%
PIMCO Short Asset Investment Fund	0.25%	0.30%
PIMCO Short-Term Fund	0.25%	0.30%
PIMCO Treasury Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.75%

Class R	Servicing Fee	Distribution Fee
PIMCO Government Money Market Fund	0.10%	0.00%
PIMCO Treasury Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.25%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	39

PIMCO Funds

may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Administrative Class and Class D Shares. The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for each of the Administrative Class and Class D shares of the Funds. The Distribution and Servicing Plans permit the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class and Class D shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund's Administrative Class and Class D assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class and Class D shares.

With respect to the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds only, the Trust has suspended payment of any distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Administrative Class & Class D	Distribution and/or Servicing Fee
PIMCO Government Money Market Fund	0.10%
PIMCO Money Market Fund	0.10%
PIMCO Treasury Money Market Fund	0.10%
All other Funds	0.25%

Servicing Arrangements

Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the Statement of Additional Information for more information.

These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the Statement of Additional Information for more details.

The Distributor or PIMCO (for purposes of this subsection only, collectively, the "Distributor") may from time to time make payments and provide other incentives to selected financial firms as compensation for services such as providing the Funds with "shelf space" or a higher profile for the financial firms' financial advisors and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting the Distributor access to the firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Funds, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of

40	PROSPECTUS | PIMCO FUNDS

Prospectus

time. The Distributor may also make payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with the Distributor.

The payments described above are made at the Distributor's expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. With respect to Class A, Class C and Class D shares, the level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year's gross sales of Class A, Class C and Class D shares of series of the Trust and PIMCO Equity Series by that financial firm and (b) 0.03% of the assets attributable to that financial firm invested in Class A, Class C and Class D shares of series of the Trust and PIMCO Equity Series. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formula, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula. With respect to Class M shares, the level of payments made to a financial firm in any given year will vary.

In addition to the foregoing payments, the Distributor or its employees and representatives may make payments or reimburse financial firms for sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provide financial firms or their personnel with occasional tickets to events or other entertainment, meals, and small gifts ("other non-cash compensation"), make charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") and make financial contributions pertaining to sales incentives and contests, each to the extent permitted by applicable law, rules and regulations.

In addition, wholesaler representatives of the Distributor visit financial firms on a regular basis to market and educate financial advisors and other personnel about the Funds. These payments, reimbursements and activities may provide additional access to financial advisors at these financial firms, which may increase purchases and/or reduce redemptions of Fund shares.

The Distributor also may pay financial firms for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for the Distributor's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and may execute brokerage transactions on behalf of the Funds with such financial firms. These financial firms may, in the ordinary course of their business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored or distributed by the Distributor.

If investment advisers, distributors or affiliates of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors may also have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the Statement of Additional Information, which can be obtained free of charge by written request to the Funds at P.O. Box 55060, Boston, MA 02205-5060, visiting pimco.com/investments or by calling 888.87.PIMCO. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

■

Automated telephone and wire transfer procedures

■

Automatic purchase, exchange and withdrawal programs

■

A link from your PIMCO Fund account to your bank account

■

Special arrangements for tax-qualified retirement plans

■

Investment programs which allow you to reduce or eliminate the initial sales charges

■

Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess.  Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' Statement of Additional Information for additional terms, conditions and considerations.

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PIMCO Funds

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access.  If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Funds in the following ways:

■

Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

■

Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, you must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust. If you do not list a financial advisor and his/her brokerage firm on the Account Application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.

■

Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

Purchasing Shares — Class R

Eligible plan investors may purchase Class R shares of the Funds at the relevant net asset value ("NAV") of that class without a sales charge. See "No Sales Charges — Class R Shares" above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

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Investment Minimums — Class R Shares. There is no minimum initial or additional investment in Class R shares.

To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight courier to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler's check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the Statement of Additional Information free of charge from the Funds by written request to the address above, visiting pimco.com/investments or by calling 888.87.PIMCO.

Purchasing Shares — Institutional Class, Class M, Class P, and Administrative Class

Eligible investors may purchase Institutional Class, Class M, Class P and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, Class M, Class P, Admininstrative Class and Class D Shares" above.

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Investment Minimums — Institutional Class, Class M, Class P and Administrative Class Shares. The following investment minimums apply for purchases of Institutional Class, Class M, Class P and Administrative Class shares.

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Initial Investment. Investors who wish to invest in Institutional Class and Administrative Class shares may obtain an Account Application online at pimco.com/investments or by calling 888.87.PIMCO. Class P shares are only available through financial firms. See "No Sales Charges — Institutional Class, Class M, Class P, Administrative Class and Class D Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

42	PROSPECTUS | PIMCO FUNDS

Prospectus

Regular Mail:
    PIMCO Funds
    c/o BFDS Midwest
    330 W. 9th Street
    Kansas City, MO 64105

E-mail: pimcoteam@bfdsmidwest.com

Except as described below, an investor may purchase Institutional Class, Class M and Administrative Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at pimcoteam@bfdsmidwest.com  (if an investor elected this option at account opening). In order to receive the current day's NAV, order instructions must be received in good order prior to market close. Instructions must include the name and signature of an appropriate person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class and amount being wired. Wires received without order instructions will result in a processing delay or a return of wire. Failure to send the accompanying wire on the same day may result in the cancellation of the order.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

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Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional Class M and Class P shares.

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Other Purchase Information. Purchases of a Fund's Institutional Class, Class M, Class P and Administrative Class shares will be made in full and fractional shares.

Purchasing Shares — Class D

Eligible investors may purchase Class D shares of the Funds at NAV without a sales charge. See "No Sales Charges — Institutional Class, Class M, Class P, Administrative Class and Class D Shares" above.

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Investment Minimums — Class D Shares. The following investment minimums apply for purchases of Class D shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A and Class C

You can redeem (sell) Class A or Class C shares of the Funds in the following ways:

■

Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

■

Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

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Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060:

1.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

2.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

3.

any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

4.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or

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PIMCO Funds

guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

■

Telephone requests to the Transfer Agent

■

Online Account Access

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Expedited wire transfers

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Automatic Withdrawal Plan

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Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Class R

Class R shares may be redeemed through the investor's plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust's Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust's Transfer Agent and may charge for their services.

Redeeming Shares — Institutional Class, Class M and Administrative Class

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Redemptions in Writing. Investors may redeem (sell) Institutional Class and Administrative Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861

Regular Mail:
    PIMCO Funds
    c/o BFDS Midwest
    330 W. 9th Street
    Kansas City, MO 64105

E-mail: pimcoteam@bfdsmidwest.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person. Contact your financial firm for information on redeeming Class M shares.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to

44	PROSPECTUS | PIMCO FUNDS

Prospectus

redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto
pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — Class P

An investor may redeem (sell) Class P shares through the investor's financial firm.  Investors do not pay any fees or other charges to the Trust when selling shares.  Please contact the financial firm for details.

Redeeming Shares — Class D

An investor may redeem (sell) Class D shares through the investor's financial firm. An investor does not pay any fees or other charges to the Trust when selling shares, although the financial service firm may charge for its services in processing a redemption request. An investor should contact the firm for details. If an investor is the registered owner of Class D shares, the investor may contact the Fund at 888.87.PIMCO for information regarding how to redeem shares directly with the Trust.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the New York Stock Exchange ("NYSE") is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C or Class R shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation from any eligible guarantor institution, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	45

PIMCO Funds

redemption. Signatures must be guaranteed as described under "Signature Validation" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp will be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact PIMCO Funds for additional details regarding the Funds' signature validation requirements.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A, Class C, Class R and Class D. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account after giving the investor 60 days to increase the account balance. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor's holdings in the Trust and PIMCO Equity Series accounts exceeds $50,000.

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Institutional Class, Class M, Class P and Administrative Class. The Trust reserves the right to redeem Institutional Class, Class M, Class P and Administrative Class shares in any account for their then- current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 60 days to bring the value of its account up to at least $100,000.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. You may also exchange Class M shares of a Fund for Institutional Class shares of any other fund of the Trust or a fund of PIMCO Equity Series, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Requests to exchange shares of the PIMCO Government Money Market or PIMCO Treasury Money Market Funds for shares of other funds of the Trust, PIMCO Equity Series received after 4:00 p.m., Eastern time, will be effected at the next day's NAV for those funds. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares. You may exchange or obtain additional information about exchanging Class D shares by contacting your financial firm.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the Statement of Additional Information.

Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online.  Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess.  Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million

46	PROSPECTUS | PIMCO FUNDS

Prospectus

or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class, Class M, Class P, Administrative Class and Class D shares with the Trust, you may exchange shares by following the redemption procedures for those classes above.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C and Class R shares.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the Statement of Additional Information free of charge from the Funds by written request to the address above, by visiting pimco.com/investments or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

Except for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, a purchase order received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) ("NYSE Close"), on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day's NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

With respect to the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, a purchase order received by the Fund or its designee prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), on a day the Fund is open for business, together with payment made in one of the ways described above, will be effected at that day's NAV plus any applicable sales charge. An order received after 5:30 p.m., Eastern time, will be effected at the NAV determined on the next day that the Fund is open for business. However, orders received by certain retirement plans and other financial firms on a business day prior to 5:30 p.m., Eastern time, and communicated to the Fund or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Funds are "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law.  Each Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the SIFMA recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

Except for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, a redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day. A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

With respect to the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, a redemption request received by the Fund or its designee prior to 5:30 p.m., Eastern time, on a day the Fund is open for business, is effective on that day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Fund or its designee. However, orders received by certain broker-dealers and other financial firms on a business day prior to 5:30 p.m., Eastern time, and communicated to the Fund or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The request must properly identify all relevant

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	47

PIMCO Funds

information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since the Funds may invest in non-U.S. securities, the Funds may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

Except with respect to the Funds identified below, to discourage excessive, short-term trading and other abusive trading practices, the Trust's Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders ("Market Timing Policy"). Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's portfolio, increase transaction costs and taxes, and harm the performance of the Fund and its shareholders. PIMCO Government Money Market, PIMCO Money Market, PIMCO Treasury Money Market, PIMCO Short Asset Investment and PIMCO Short-Term Funds are not subject to the Market Timing Policy because they generally invest in more liquid, short-duration fixed income securities and PIMCO anticipates that shareholders may purchase and sell shares of those Funds frequently.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a mutual fund's portfolio holdings and the time when that change is reflected in the NAV of the fund's shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of a Fund's shares is based on the Fund's NAV. The NAV of a Fund's shares is determined by dividing the total value of a Fund's portfolio

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investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the PIMCO Government Money Market and the PIMCO Treasury Money Market Fund, each Fund's shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. PIMCO Government Money Market Fund and PIMCO Treasury Money Market Fund shares are valued as of 5:30 p.m., Eastern time, (or an earlier time if the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

Except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies, a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non- U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds' securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. As a result, to the extent that a Fund holds foreign (non-U.S.) securities, the NAV of the Fund's shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or marked based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to

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a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Generally, you begin earning dividends on Fund shares the day after the Fund receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: With respect to the Funds whose policy it is to declare dividends daily (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds), if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

With respect to the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, if a purchase order for shares is received prior to 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day. If shares are redeemed, dividends will stop accruing the day prior to the day the shares are redeemed.

Shares Purchased by Check or ACH: The order will be effected at the day's NAV, but dividends will not begin to accrue until the following business day.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A, Class C, Class D, or Class R shareholder may choose from the following distribution options:

■

Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.

■

Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your

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Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

■

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

■

Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be designated as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

■

Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

■

Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

■

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

■

Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

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Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders

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if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Any foreign shareholders would (with certain exceptions) generally be subject to U. S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends, and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques described herein that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. A new Fund or a Fund with fewer assets under management may be more significantly affected by shareholder purchases and redemptions than a Fund with relatively greater assets under management. As compared to a larger Fund, a new or smaller Fund is more likely to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or invest a comparatively large amount of cash to facilitate shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

Certain PIMCO Funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds. In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or

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Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of Fixed Income Instruments generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting investments for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other investment selection techniques. The proportion of a Fund's assets committed to investments with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

■

securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

■

corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

■

mortgage-backed and other asset-backed securities;

■

inflation-indexed bonds issued both by governments and corporations;

■

structured notes, including hybrid or "indexed" securities and event-linked bonds;

■

bank capital and trust preferred securities;

■

loan participations and assignments;

■

delayed funding loans and revolving credit facilities;

■

bank certificates of deposit, fixed time deposits and bankers' acceptances;

■

repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

■

debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

■

obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

■

obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds (other than the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

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Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a municipal bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Regulators recently finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and operate to require that such programs be restructured. In particular, when effective, these rules effectively will preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a Municipal Bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. The results of these rules are not certain, and there can be no assurance that appropriate restructuring of existing trusts will be possible or that the creation of new trusts will continue. Because of the role that tender option bond programs play in the Municipal Bond market, it is possible that implementation of these rules may adversely impact the Municipal Bond market. For example, as a result of the implementation of these rules, the Municipal Bond market may experience reduced demand or liquidity and increased financing costs.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the

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price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities.

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

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Privately Issued Mortgage-Related Securities: Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Loan Participations and Assignments

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Reinvestment

Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates

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below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's net asset value, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may also invest, without limitation, in RIBs.

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Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other subordinated securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other subordinated securities may pay fixed or adjustable rates of return. Preferred and other subordinated securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other

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subordinated securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other subordinated securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. In addition, preferred and other subordinated securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, the Fund may be subject to reinvest assets in less attractive securities.

Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other subordinated securities.

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Deferral and Omission of Distributions. Preferred and other subordinated securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Fund.

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Limited Voting Rights. Preferred and other subordinated securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other subordinated securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other subordinated securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to the Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or subordinated securities.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund (except the PIMCO Government Money Market, PIMCO Low Duration II and PIMCO Treasury Money Market Funds) may invest in securities and instruments that are economically tied to foreign (non- U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.

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Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. Each Fund that may invest in foreign (non-U.S.) securities (other than the PIMCO Money Market Fund) may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. The PIMCO Short Asset Investment Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Short-Term Fund may invest up to 5% of its total assets in such securities and instruments, and each other Fund is subject to the limitation on investment in emerging market securities and instruments noted in the Fund's Fund Summary. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

A Fund that invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or

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foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which a Fund has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Derivatives

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market, and PIMCO Treasury Money Market Funds) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency

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Prospectus

exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of many derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it

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is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to a risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could realize a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by

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the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), a Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.  A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

Each Fund may invest up to 15% of its net assets (5% of total assets in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Positions

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environment warrants, and at the discretion of its portfolio manager, some portion of the

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PIMCO Government Money Market and PIMCO Treasury Money Market Funds' total net assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such case, Fund assets will be held in cash in the Fund's custody account. Cash assets are not income-generating and would impact a Fund's current yield.

Changes in Investment Objectives and Policies

The investment objectives of the PIMCO Government Money Market, PIMCO Short Asset Investment and PIMCO Treasury Money Market Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the PIMCO Government Money Market and PIMCO Treasury Money Market Funds has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

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Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because the PIMCO Treasury Money Market Fund had not commenced operations during the periods shown, financial performance information is not provided for the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Web site at pimco.com/investments. Note: All footnotes to the financial highlights table appear at the end of the tables.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations		Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Distributions		Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO Government Money Market Fund
Class M
03/31/2015	$1.00	$0.00	^	$0.00	$0.00	^	$(0.00	)^	$0.00	$(0.00	)^	$1.00	0.02%	$574,154	0.10%		0.18%		0.10%		0.18%		0.00	%†	N/A
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.01	304,191	0.09		0.18		0.09		0.18		0.01		N/A
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.05	441,479	0.17		0.18		0.17		0.18		0.03		N/A
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.03	290,969	0.10		0.18		0.10		0.18		0.02		N/A
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.06	665,082	0.18		0.18		0.18		0.18		0.04		N/A
Class P
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.02	1,138	0.09		0.28		0.09		0.28		0.01		N/A
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.01	3,657	0.09		0.28		0.09		0.28		0.01		N/A
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.03	3,575	0.19		0.28		0.19		0.28		0.01		N/A
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.03	520	0.13		0.28		0.13		0.28		0.02		N/A
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.04	12	0.20		0.28		0.20		0.28		0.02		N/A
Class A
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.02	9,826	0.09		0.33		0.09		0.33		0.01		N/A
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.01	16,109	0.07	(b)	0.34	(b)	0.07	(b)	0.34	(b)	0.01		N/A
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.03	7,067	0.19		0.43		0.19		0.43		0.01		N/A
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.03	6,006	0.10		0.43		0.10		0.43		0.02		N/A
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.03	2,568	0.20		0.43		0.20		0.43		0.02		N/A
Class C
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.02	3,393	0.09		0.33		0.09		0.33		0.01		N/A
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.01	4,895	0.08	(b)	0.34	(b)	0.08	(b)	0.34	(b)	0.01		N/A
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.03	1,672	0.19		0.43		0.19		0.43		0.01		N/A
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.03	1,879	0.10		0.43		0.10		0.43		0.02		N/A
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00	)^	0.00	(0.00	)^	1.00	0.03	1,444	0.20		0.43		0.20		0.43		0.02		N/A
PIMCO Low Duration Fund
Institutional Class
03/31/2015	$10.34	$0.14		$(0.02)	$0.12		$(0.37)		$0.00	$(0.37)		$10.09	1.22%	$8,159,144	0.46%		0.46%		0.46%		0.46%		1.37%		110%
03/31/2014	10.50	0.11		(0.10)	0.01		(0.16)		(0.01)	(0.17)		10.34	0.09	14,841,581	0.46		0.46		0.46		0.46		1.11		248
03/31/2013	10.40	0.15		0.35	0.50		(0.29)		(0.11)	(0.40)		10.50	4.76	15,017,652	0.46		0.46		0.46		0.46		1.44		445
03/31/2012	10.44	0.19		0.05	0.24		(0.28)		0.00	(0.28)		10.40	2.36	13,180,746	0.46		0.46		0.46		0.46		1.81		437
03/31/2011	10.44	0.21		0.22	0.43		(0.24)		(0.19)	(0.43)		10.44	4.15	13,350,275	0.46		0.46		0.46		0.46		1.99		461
Class P
03/31/2015	10.34	0.13		(0.02)	0.11		(0.36)		0.00	(0.36)		10.09	1.12	1,149,185	0.56		0.56		0.56		0.56		1.27		110
03/31/2014	10.50	0.10		(0.10)	0.00		(0.15)		(0.01)	(0.16)		10.34	(0.01)	2,338,918	0.56		0.56		0.56		0.56		1.01		248
03/31/2013	10.40	0.14		0.34	0.48		(0.27)		(0.11)	(0.38)		10.50	4.66	2,097,525	0.56		0.56		0.56		0.56		1.36		445
03/31/2012	10.44	0.18		0.05	0.23		(0.27)		0.00	(0.27)		10.40	2.26	928,142	0.56		0.56		0.56		0.56		1.71		437
03/31/2011	10.44	0.20		0.22	0.42		(0.23)		(0.19)	(0.42)		10.44	4.04	806,915	0.56		0.56		0.56		0.56		1.92		461
Please see footnotes on last page of financial highlights.

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	67

Prospectus

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Administrative Class
03/31/2015	10.34	0.12	(0.02)	0.10	(0.35)	0.00	(0.35)	10.09	0.97	302,533	0.71		0.71		0.71		0.71		1.12	110
03/31/2014	10.50	0.09	(0.10)	(0.01)	(0.14)	(0.01)	(0.15)	10.34	(0.16)	522,884	0.71		0.71		0.71		0.71		0.87	248
03/31/2013	10.40	0.13	0.34	0.47	(0.26)	(0.11)	(0.37)	10.50	4.50	710,182	0.71		0.71		0.71		0.71		1.21	445
03/31/2012	10.44	0.16	0.06	0.22	(0.26)	0.00	(0.26)	10.40	2.10	478,181	0.71		0.71		0.71		0.71		1.56	437
03/31/2011	10.44	0.18	0.22	0.40	(0.21)	(0.19)	(0.40)	10.44	3.89	850,731	0.71		0.71		0.71		0.71		1.74	461
Class D
03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00	(0.34)	10.09	0.93	1,097,885	0.75		0.75		0.75		0.75		1.08	110
03/31/2014	10.50	0.09	(0.11)	(0.02)	(0.13)	(0.01)	(0.14)	10.34	(0.20)	1,711,864	0.75		0.75		0.75		0.75		0.83	248
03/31/2013	10.40	0.12	0.34	0.46	(0.25)	(0.11)	(0.36)	10.50	4.46	2,053,619	0.75		0.75		0.75		0.75		1.15	445
03/31/2012	10.44	0.16	0.05	0.21	(0.25)	0.00	(0.25)	10.40	2.06	1,756,751	0.75		0.75		0.75		0.75		1.52	437
03/31/2011	10.44	0.18	0.22	0.40	(0.21)	(0.19)	(0.40)	10.44	3.85	1,783,728	0.75		0.75		0.75		0.75		1.72	461
Class A
03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00	(0.34)	10.09	0.88	1,508,086	0.80		0.80		0.80		0.80		1.04	110
03/31/2014	10.50	0.08	(0.10)	(0.02)	(0.13)	(0.01)	(0.14)	10.34	(0.25)	3,043,735	0.80		0.80		0.80		0.80		0.78	248
03/31/2013	10.40	0.12	0.34	0.46	(0.25)	(0.11)	(0.36)	10.50	4.41	3,713,284	0.80		0.80		0.80		0.80		1.10	445
03/31/2012	10.44	0.15	0.06	0.21	(0.25)	0.00	(0.25)	10.40	2.01	3,394,040	0.80	(c)	0.80	(c)	0.80	(c)	0.80	(c)	1.47	437
03/31/2011	10.44	0.17	0.21	0.38	(0.19)	(0.19)	(0.38)	10.44	3.74	3,439,969	0.85		0.85		0.85		0.85		1.61	461
Class C
03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	(0.31)	10.09	0.58	700,338	1.10		1.10		1.10		1.10		0.74	110
03/31/2014	10.50	0.05	(0.10)	(0.05)	(0.10)	(0.01)	(0.11)	10.34	(0.55)	959,812	1.10		1.10		1.10		1.10		0.47	248
03/31/2013	10.40	0.08	0.35	0.43	(0.22)	(0.11)	(0.33)	10.50	4.10	1,036,641	1.10		1.10		1.10		1.10		0.80	445
03/31/2012	10.44	0.12	0.06	0.18	(0.22)	0.00	(0.22)	10.40	1.70	990,380	1.10	(c)	1.10	(c)	1.10	(c)	1.10	(c)	1.17	437
03/31/2011	10.44	0.14	0.21	0.35	(0.16)	(0.19)	(0.35)	10.44	3.43	1,014,588	1.15		1.15		1.15		1.15		1.31	461
Class R
03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	(0.31)	10.09	0.63	105,708	1.05		1.05		1.05		1.05		0.79	110
03/31/2014	10.50	0.05	(0.10)	(0.05)	(0.10)	(0.01)	(0.11)	10.34	(0.50)	135,958	1.05		1.05		1.05		1.05		0.53	248
03/31/2013	10.40	0.09	0.34	0.43	(0.22)	(0.11)	(0.33)	10.50	4.15	131,888	1.05		1.05		1.05		1.05		0.85	445
03/31/2012	10.44	0.13	0.05	0.18	(0.22)	0.00	(0.22)	10.40	1.76	116,496	1.05	(c)	1.05	(c)	1.05	(c)	1.05	(c)	1.22	437
03/31/2011	10.44	0.15	0.21	0.36	(0.17)	(0.19)	(0.36)	10.44	3.49	96,283	1.10		1.10		1.10		1.10		1.41	461
PIMCO Low Duration Fund II
Institutional Class
03/31/2015	$9.90	$0.08	$(0.03)	$0.05	$(0.11)	$0.00	$(0.11)	$9.84	0.53%	$382,254	0.50%		0.50%		0.50%		0.50%		0.82%	170%
03/31/2014	10.02	0.08	(0.06)	0.02	(0.13)	(0.01)	(0.14)	9.90	0.19	630,917	0.50		0.50		0.50		0.50		0.80	355
03/31/2013	10.05	0.08	0.26	0.34	(0.19)	(0.18)	(0.37)	10.02	3.41	689,767	0.50		0.50		0.50		0.50		0.76	647
03/31/2012	9.97	0.12	0.15	0.27	(0.18)	(0.01)	(0.19)	10.05	2.74	825,256	0.50		0.50		0.50		0.50		1.19	1,022
03/31/2011	10.06	0.17	0.12	0.29	(0.23)	(0.15)	(0.38)	9.97	2.96	463,238	0.50		0.50		0.50		0.50		1.68	718
Class P
03/31/2015	9.90	0.08	(0.04)	0.04	(0.10)	0.00	(0.10)	9.84	0.42	1,542	0.60		0.60		0.60		0.60		0.82	170
03/31/2014	10.02	0.09	(0.08)	0.01	(0.12)	(0.01)	(0.13)	9.90	0.09	16,460	0.60		0.60		0.60		0.60		0.94	355
03/31/2013	10.05	0.06	0.27	0.33	(0.18)	(0.18)	(0.36)	10.02	3.31	1,134	0.60		0.60		0.60		0.60		0.63	647
03/31/2012	9.97	0.11	0.15	0.26	(0.17)	(0.01)	(0.18)	10.05	2.64	700	0.60		0.60		0.60		0.60		1.10	1,022
03/31/2011	10.06	0.18	0.10	0.28	(0.22)	(0.15)	(0.37)	9.97	2.86	817	0.60		0.60		0.60		0.60		1.84	718
Administrative Class
03/31/2015	9.90	0.06	(0.03)	0.03	(0.09)	0.00	(0.09)	9.84	0.27	9,909	0.75		0.75		0.75		0.75		0.58	170
03/31/2014	10.02	0.05	(0.06)	(0.01)	(0.10)	(0.01)	(0.11)	9.90	(0.06)	26,223	0.75		0.75		0.75		0.75		0.55	355
03/31/2013	10.05	0.05	0.26	0.31	(0.16)	(0.18)	(0.34)	10.02	3.15	26,875	0.75		0.75		0.75		0.75		0.48	647
03/31/2012	9.97	0.10	0.15	0.25	(0.16)	(0.01)	(0.17)	10.05	2.49	24,904	0.75		0.75		0.75		0.75		0.95	1,022
03/31/2011	10.06	0.15	0.12	0.27	(0.21)	(0.15)	(0.36)	9.97	2.70	13,815	0.75		0.75		0.75		0.75		1.45	718
PIMCO Low Duration Fund III
Institutional Class
03/31/2015	$9.83	$0.07	$0.07	$0.14	$(0.28)	$0.00	$(0.28)	$9.69	1.44%	$194,553	0.50%		0.50%		0.50%		0.50%		0.75%	159%
03/31/2014	9.97	0.11	(0.10)	0.01	(0.15)	(0.00)^	(0.15)	9.83	0.13	273,186	0.50		0.50		0.50		0.50		1.10	383
03/31/2013	9.91	0.16	0.31	0.47	(0.25)	(0.16)	(0.41)	9.97	4.83	252,007	0.50		0.50		0.50		0.50		1.56	515
03/31/2012	9.89	0.16	0.13	0.29	(0.20)	(0.07)	(0.27)	9.91	2.91	235,959	0.50		0.50		0.50		0.50		1.61	496
03/31/2011	9.74	0.17	0.26	0.43	(0.19)	(0.09)	(0.28)	9.89	4.48	215,419	0.50		0.50		0.50		0.50		1.68	460
Class P
03/31/2015	9.83	0.06	0.07	0.13	(0.27)	0.00	(0.27)	9.69	1.34	31,019	0.60		0.60		0.60		0.60		0.61	159
03/31/2014	9.97	0.10	(0.10)	0.00	(0.14)	(0.00)^	(0.14)	9.83	0.03	19,387	0.60		0.60		0.60		0.60		0.99	383
03/31/2013	9.91	0.14	0.32	0.46	(0.24)	(0.16)	(0.40)	9.97	4.73	11,199	0.60		0.60		0.60		0.60		1.39	515
03/31/2012	9.89	0.15	0.13	0.28	(0.19)	(0.07)	(0.26)	9.91	2.80	3,232	0.60		0.60		0.60		0.60		1.52	496
11/19/2010 - 03/31/2011	10.00	0.06	(0.01)	0.05	(0.07)	(0.09)	(0.16)	9.89	0.53	2,223	0.60	*	0.60	*	0.60	*	0.60	*	1.74 *	460

Please see footnotes on last page of financial highlights.

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	69

Prospectus

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
Administrative Class
03/31/2015	9.83	0.05		0.06	0.11		(0.25)	0.00	(0.25)	9.69	1.19	6,904	0.75		0.75		0.75		0.75		0.48		159
03/31/2014	9.97	0.08		(0.09)	(0.01)		(0.13)	(0.00)^	(0.13)	9.83	(0.12)	5,855	0.75		0.75		0.75		0.75		0.82		383
03/31/2013	9.91	0.12		0.33	0.45		(0.23)	(0.16)	(0.39)	9.97	4.58	2,486	0.75		0.75		0.75		0.75		1.22		515
03/31/2012	9.89	0.14		0.12	0.26		(0.17)	(0.07)	(0.24)	9.91	2.65	665	0.75		0.75		0.75		0.75		1.38		496
03/31/2011	9.74	0.14		0.27	0.41		(0.17)	(0.09)	(0.26)	9.89	4.22	296	0.75		0.75		0.75		0.75		1.42		460
PIMCO Money Market Fund
Institutional Class
03/31/2015	$1.00	$0.00	^	$0.00	$0.00	^	$(0.00)^	$0.00	$(0.00)^	$1.00	0.02%	$286,243	0.10%		0.32%		0.10%		0.32%		0.01%		N/A
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.01	227,395	0.08		0.32		0.08		0.32		0.01		N/A
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.04	180,079	0.18		0.32		0.18		0.32		0.03		N/A
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.06	376,987	0.10		0.32		0.10		0.32		0.04		N/A
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.06	290,401	0.22		0.32		0.22		0.32		0.04		N/A
Administrative Class
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.02	123,989	0.10		0.32		0.10		0.32		0.01		N/A
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.01	104,535	0.06	(d)	0.38	(d)	0.06	(d)	0.38	(d)	0.01		N/A
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.04	179,878	0.18		0.57		0.18		0.57		0.02		N/A
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.06	182,873	0.09		0.57		0.09		0.57		0.04		N/A
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.06	28,757	0.22		0.57		0.22		0.57		0.04		N/A
Class A
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.02	181,714	0.10		0.47		0.10		0.47		0.01		N/A
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.01	235,292	0.08	(b)	0.49	(b)	0.08	(b)	0.49	(b)	0.01		N/A
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.04	161,739	0.18		0.57		0.18		0.57		0.02		N/A
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.06	171,555	0.09		0.57		0.09		0.57		0.04		N/A
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.06	186,888	0.22		0.57		0.22		0.57		0.05		N/A
Class C
03/31/2015	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.02	73,651	0.10		0.47		0.10		0.47		0.01		N/A
03/31/2014	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.01	113,891	0.07	(b)	0.48	(b)	0.07	(b)	0.48	(b)	0.01		N/A
03/31/2013	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.04	58,387	0.18		0.57		0.18		0.57		0.03		N/A
03/31/2012	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.06	79,279	0.09		0.57		0.09		0.57		0.04		N/A
03/31/2011	1.00	0.00	^	0.00	0.00	^	(0.00)^	0.00	(0.00)^	1.00	0.06	95,215	0.22		0.57		0.22		0.57		0.05		N/A
PIMCO Short Asset Investment Fund
Institutional Class
03/31/2015	$10.07	$0.07		$(0.02)	$0.05		$(0.08)	$(0.02)	$(0.10)	$10.02	0.50%	$231,977	0.26%		0.36%		0.24%		0.34%		0.71%		2,324%
03/31/2014	10.07	0.06		0.02	0.08		(0.07)	(0.01)	(0.08)	10.07	0.78	151,103	0.25		0.35		0.24		0.34		0.64		882
05/31/2012 - 03/31/2013	10.00	0.03		0.15	0.18		(0.04)	(0.07)	(0.11)	10.07	1.79	54,848	0.28	*	0.93	*	0.24	*	0.89	*	0.39	*	5,301
Class P
03/31/2015	10.07	0.05		(0.01)	0.04		(0.07)	(0.02)	(0.09)	10.02	0.40	496	0.36		0.46		0.34		0.44		0.53		2,324
03/31/2014	10.07	0.05		0.02	0.07		(0.06)	(0.01)	(0.07)	10.07	0.68	1,949	0.35		0.45		0.34		0.44		0.52		882
05/31/2012 - 03/31/2013	10.00	0.03		0.14	0.17		(0.03)	(0.07)	(0.10)	10.07	1.70	78	0.38	*	0.66	*	0.34	*	0.62	*	0.37	*	5,301
Administrative Class
03/31/2015	10.07	0.05		(0.02)	0.03		(0.06)	(0.02)	(0.08)	10.02	0.25	438	0.51		0.61		0.49		0.59		0.46		2,324
03/31/2014	10.07	0.04		0.01	0.05		(0.04)	(0.01)	(0.05)	10.07	0.53	1,109	0.50		0.60		0.49		0.59		0.38		882
05/31/2012 - 03/31/2013	10.00	0.02		0.14	0.16		(0.02)	(0.07)	(0.09)	10.07	1.58	44	0.53	*	0.75	*	0.49	*	0.71	*	0.23	*	5,301
Class D
03/31/2015	10.07	0.03		(0.01)	0.02		(0.05)	(0.02)	(0.07)	10.02	0.15	4,888	0.61		0.71		0.59		0.69		0.30		2,324
03/31/2014	10.07	0.03		0.01	0.04		(0.03)	(0.01)	(0.04)	10.07	0.43	8,853	0.60		0.70		0.59		0.69		0.30		882
05/31/2012 - 03/31/2013	10.00	0.01		0.14	0.15		(0.01)	(0.07)	(0.08)	10.07	1.51	5,217	0.63	*	1.15	*	0.59	*	1.11	*	0.12	*	5,301
Class A
03/31/2015	10.07	0.03		(0.01)	0.02		(0.05)	(0.02)	(0.07)	10.02	0.15	6,168	0.61		0.71		0.59		0.69		0.34		2,324
03/31/2014	10.07	0.03		0.01	0.04		(0.03)	(0.01)	(0.04)	10.07	0.43	5,359	0.60		0.70		0.59		0.69		0.28		882
05/31/2012 - 03/31/2013	10.00	0.01		0.14	0.15		(0.01)	(0.07)	(0.08)	10.07	1.51	211	0.63	*	0.90	*	0.59	*	0.86	*	0.07	*	5,301
PIMCO Short-Term Fund
Institutional Class
03/31/2015	$9.88	$0.08		$0.02	$0.10		$(0.14)	$(0.05)	$(0.19)	$9.79	1.00%	$10,827,073	0.46%		0.46%		0.45%		0.45%		0.86%		283%
03/31/2014	9.89	0.11		(0.01)	0.10		(0.10)	(0.01)	(0.11)	9.88	1.00	10,141,064	0.46		0.46		0.45		0.45		1.07		252
03/31/2013	9.80	0.10		0.12	0.22		(0.10)	(0.03)	(0.13)	9.89	2.27	7,101,022	0.46		0.46		0.45		0.45		1.05		180
03/31/2012	9.89	0.12		0.01	0.13		(0.13)	(0.09)	(0.22)	9.80	1.28	5,669,635	0.46		0.46		0.45		0.45		1.24		307
03/31/2011	9.87	0.10		0.07	0.17		(0.10)	(0.05)	(0.15)	9.89	1.77	6,500,992	0.45		0.45		0.45		0.45		1.03		182

Please see footnotes on last page of financial highlights.

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	71

Prospectus

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Class P
03/31/2015	9.88	0.07	0.02	0.09	(0.13)	(0.05)	(0.18)	9.79	0.90	426,732	0.56		0.56		0.55		0.55		0.75	283
03/31/2014	9.89	0.10	(0.01)	0.09	(0.09)	(0.01)	(0.10)	9.88	0.90	520,949	0.56		0.56		0.55		0.55		0.97	252
03/31/2013	9.80	0.09	0.12	0.21	(0.09)	(0.03)	(0.12)	9.89	2.17	393,917	0.56		0.56		0.55		0.55		0.96	180
03/31/2012	9.89	0.11	0.01	0.12	(0.12)	(0.09)	(0.21)	9.80	1.18	506,161	0.56		0.56		0.55		0.55		1.13	307
03/31/2011	9.87	0.09	0.07	0.16	(0.09)	(0.05)	(0.14)	9.89	1.67	289,593	0.55		0.55		0.55		0.55		0.93	182
Administrative Class
03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	(0.17)	9.79	0.75	1,779,070	0.71		0.71		0.70		0.70		0.60	283
03/31/2014	9.89	0.08	0.00	0.08	(0.08)	(0.01)	(0.09)	9.88	0.75	1,889,250	0.71		0.71		0.70		0.70		0.82	252
03/31/2013	9.80	0.08	0.12	0.20	(0.08)	(0.03)	(0.11)	9.89	2.02	2,771,619	0.71		0.71		0.70		0.70		0.80	180
03/31/2012	9.89	0.10	0.00	0.10	(0.10)	(0.09)	(0.19)	9.80	1.03	2,911,630	0.71		0.71		0.70		0.70		0.99	307
03/31/2011	9.87	0.08	0.07	0.15	(0.08)	(0.05)	(0.13)	9.89	1.52	2,589,004	0.70		0.70		0.70		0.70		0.78	182
Class D
03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	(0.17)	9.79	0.75	423,665	0.71		0.71		0.70		0.70		0.60	283
03/31/2014	9.89	0.08	0.00	0.08	(0.08)	(0.01)	(0.09)	9.88	0.75	531,673	0.71		0.71		0.70		0.70		0.82	252
03/31/2013	9.80	0.08	0.12	0.20	(0.08)	(0.03)	(0.11)	9.89	2.02	467,348	0.71		0.71		0.70		0.70		0.80	180
03/31/2012	9.89	0.10	0.00	0.10	(0.10)	(0.09)	(0.19)	9.80	1.02	411,209	0.72	(e)	0.72	(e)	0.71	(e)	0.71	(e)	0.99	307
03/31/2011	9.87	0.07	0.07	0.14	(0.07)	(0.05)	(0.12)	9.89	1.47	513,448	0.75		0.75		0.75		0.75		0.73	182
Class A
03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	(0.17)	9.79	0.75	641,931	0.71		0.71		0.70		0.70		0.60	283
03/31/2014	9.89	0.08	0.00	0.08	(0.08)	(0.01)	(0.09)	9.88	0.75	988,553	0.71		0.71		0.70		0.70		0.83	252
03/31/2013	9.80	0.08	0.12	0.20	(0.08)	(0.03)	(0.11)	9.89	2.02	1,191,580	0.71		0.71		0.70		0.70		0.81	180
03/31/2012	9.89	0.10	0.00	0.10	(0.10)	(0.09)	(0.19)	9.80	1.02	1,035,520	0.72	(e)	0.72	(e)	0.71	(e)	0.71	(e)	0.98	307
03/31/2011	9.87	0.07	0.07	0.14	(0.07)	(0.05)	(0.12)	9.89	1.42	1,322,742	0.80		0.80		0.80		0.80		0.68	182
Class C
03/31/2015	9.88	0.03	0.02	0.05	(0.09)	(0.05)	(0.14)	9.79	0.45	190,986	1.01		1.01		1.00		1.00		0.30	283
03/31/2014	9.89	0.05	0.00	0.05	(0.05)	(0.01)	(0.06)	9.88	0.45	258,462	1.01		1.01		1.00		1.00		0.52	252
03/31/2013	9.80	0.05	0.12	0.17	(0.05)	(0.03)	(0.08)	9.89	1.71	196,056	1.01		1.01		1.00		1.00		0.50	180
03/31/2012	9.89	0.07	0.00	0.07	(0.07)	(0.09)	(0.16)	9.80	0.72	220,406	1.02	(e)	1.02	(e)	1.01	(e)	1.01	(e)	0.68	307
03/31/2011	9.87	0.04	0.07	0.11	(0.04)	(0.05)	(0.09)	9.89	1.11	279,411	1.10		1.10		1.10		1.10		0.38	182
Class R
03/31/2015	9.88	0.03	0.02	0.05	(0.09)	(0.05)	(0.14)	9.79	0.50	77,909	0.96		0.96		0.95		0.95		0.35	283
03/31/2014	9.89	0.06	(0.01)	0.05	(0.05)	(0.01)	(0.06)	9.88	0.50	59,154	0.96		0.96		0.95		0.95		0.57	252
03/31/2013	9.80	0.06	0.11	0.17	(0.05)	(0.03)	(0.08)	9.89	1.77	24,513	0.96		0.96		0.95		0.95		0.57	180
03/31/2012	9.89	0.07	0.01	0.08	(0.08)	(0.09)	(0.17)	9.80	0.77	8,753	0.97	(f)	0.97	(f)	0.96	(f)	0.96	(f)	0.73	307
03/31/2011	9.87	0.04	0.07	0.11	(0.04)	(0.05)	(0.09)	9.89	1.16	9,462	1.05		1.05		1.05		1.05		0.44	182

*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Reflects an amount less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective July 1, 2013, the Class's distribution and/or service/12b-1 fees was decreased by 0.10% to 0.00%.
(c)	Effective May 1, 2011, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.55%.
(d)	Effective July 1, 2013, the Class's distribution and/or service/12b-1 fees was decreased by 0.25% to 0.00%.
(e)	Effective May 1, 2011, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(f)	Effective May 1, 2011, the Class's supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.20%.

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	73

PIMCO Funds

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Corporate Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters

74	PROSPECTUS | PIMCO FUNDS

Prospectus

of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding one year. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	75

PIMCO Funds

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation and the promise Standard & Poor's imputes;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic

76	PROSPECTUS | PIMCO FUNDS

Prospectus

conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Active Qualifiers
Standard & Poor's uses five qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as "pi" for public information. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi: Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' suffix. Ratings with a 'pi' suffix are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

prelim: Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (no longer applied or outstanding)
*:This symbol that indicated that the rating was contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	77

PIMCO Funds

project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
 AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate issuers with Issuer Default Ratings (IDRs) in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings A short-term issuer or obligation rating is based in all cases on the short- term vulnerability to default of the rated entity or security stream and

78	PROSPECTUS | PIMCO FUNDS

Prospectus

relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

July 31, 2015 (as supplemented February 26, 2016) | PROSPECTUS	79

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services
Institutional Class, Class M, Class P, Administrative Class, Class D — 330 W. 9th Street, 5th Floor, Kansas City, MO 64105
Class A, Class C, Class R — P.O. Box 55060, Boston, MA 02205-5060

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, DC 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com/investments.

PIMCO FUNDS
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202.551.8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com/investments for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0007_022616

PIMCO Funds

Statement of Additional Information

July 31, 2015 (as supplemented February 26, 2016)

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds (the “Trust”), as described below and as supplemented from time to time.

The Trust is an open-end management investment company (“mutual fund”) currently consisting of 88 separate portfolios (each such portfolio discussed in this Statement of Additional Information is referred to herein as a “Fund” and collectively as the “Funds”). The Trust offers up to nine classes of shares of each of its Funds.

Certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares are offered through the Asset Allocation Funds Prospectus dated July 31, 2015, certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares are offered through the Bond Funds Prospectus dated July 31, 2015, certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares are offered through the Credit Bond Funds Prospectus dated July 31, 2015, certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares are offered through the Equity-Related Strategy Funds Prospectus dated July 31, 2015, certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares are offered through the International Bond Funds Prospectus dated July 31, 2015, the PIMCO TRENDS Managed Futures Strategy Fund’s Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares are offered through the Quantitative Strategies Prospectus dated July 31, 2015, certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares are offered through the Real Return Strategy Funds Prospectus dated July 31, 2015, certain Funds’ Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class C and Class R shares are offered through the Short Duration Strategy Funds Prospectus dated July 31, 2015, and certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares are offered through the Tax-Efficient Strategy Funds Prospectus dated July 31, 2015, each as supplemented from time to time (each a “Prospectus,” collectively the “Prospectuses”). A copy of the Prospectuses may be obtained free of charge at the address and telephone number listed below.

	Inst.	M	P	Admin.	D	A	C	R
PIMCO All Asset Fund	PAAIX	-	PALPX	PAALX	PASDX	PASAX	PASCX	PATRX
PIMCO All Asset All Authority Fund	PAUIX	-	PAUPX	-	PAUDX	PAUAX	PAUCX	-
PIMCO California Intermediate Municipal Bond Fund	PCIMX	-	PCIPX	-	PCIDX	PCMBX	PCFCX	-
PIMCO California Municipal Bond Fund	PCTIX	-	PCTPX	PCTQX	PCTDX	PCTTX	PCTGX	PCTNX
PIMCO California Short Duration Municipal Income Fund	PCDIX	-	PCDPX	-	PCDDX	PCDAX	PCSCX	-
PIMCO Capital Securities and Financials Fund	PFINX	-	PFPNX	-	PFDNX	PFANX	PFCNX	-
PIMCO CommoditiesPLUS® Strategy Fund	PCLIX	-	PCLPX	PCPSX	PCLDX	PCLAX	PCPCX	PCPRX
PIMCO CommodityRealReturn Strategy Fund®	PCRIX	-	PCRPX	PCRRX	PCRDX	PCRAX	PCRCX	PCSRX
PIMCO Credit Absolute Return Fund	PCARX	-	PPCRX	-	PDCRX	PZCRX	PCCRX	PRCRX
PIMCO Diversified Income Fund	PDIIX	-	PDVPX	PDAAX	PDVDX	PDVAX	PDICX	-
PIMCO Emerging Local Bond Fund	PELBX	-	PELPX	PEBLX	PLBDX	PELAX	PELCX	-
PIMCO Emerging Markets Bond Fund	PEBIX	-	PEMPX	PEBAX	PEMDX	PAEMX	PEBCX	-

	Inst.	M	P	Admin.	D	A	C	R
PIMCO Emerging Markets Corporate Bond Fund	PEMIX	-	PMIPX	-	PECDX	PECZX	PECCX	-
PIMCO Emerging Markets Currency Fund	PLMIX	-	PLMPX	PDEVX	PLMDX	PLMAX	PLMCX	-
PIMCO Emerging Markets Full Spectrum Bond Fund	PFSIX	-	PFSPX	-	PFSYX	PFSSX	PFSCX	-
PIMCO Extended Duration Fund	PEDIX	-	PEDPX	-	-	-	-	-
PIMCO Floating Income Fund	PFIIX	-	PFTPX	PFTAX	PFIDX	PFIAX	PFNCX
PIMCO Foreign Bond Fund (Unhedged)	PFUIX	-	PFUPX	PFUUX	PFBDX	PFUAX	PFRCX	-
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PFORX	-	PFBPX	PFRAX	PFODX	PFOAX	PFOCX	PFRRX
PIMCO Global Advantage® Strategy Bond Fund	PSAIX	-	PGBPX	-	PGSDX	PGSAX	PAFCX	PSBRX
PIMCO Global Bond Fund (Unhedged)	PIGLX	-	PGOPX	PADMX	PGBDX	-	-	-
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	PGBIX	-	PGNPX	PGDAX	-	PAIIX	PCIIX	-
PIMCO Global Multi-Asset Fund	PGAIX	-	PGAPX	PGAAX	PGMDX	PGMAX	PGMCX	PGMRX
PIMCO GNMA Fund	PDMIX	-	PPGNX	-	PGNDX	PAGNX	PCGNX	-
PIMCO Government Money Market Fund	-	PGFXX	PGPXX	PGMXX	PGDXX	AMAXX	AMGXX	PGRXX
PIMCO High Yield Fund	PHIYX	-	PHLPX	PHYAX	PHYDX	PHDAX	PHDCX	PHYRX
PIMCO High Yield Municipal Bond Fund	PHMIX	-	PYMPX	-	PYMDX	PYMAX	PYMCX	-
PIMCO High Yield Spectrum Fund	PHSIX	-	PHSPX	-	PHSDX	PHSAX	PHSCX	PSMRX
PIMCO Income Fund	PIMIX	-	PONPX	PIINX	PONDX	PONAX	PONCX	PONRX
PIMCO Inflation Response Multi-Asset Fund	PIRMX	-	PPRMX	-	PDRMX	PZRMX	PCRMX	PQRMX
PIMCO Investment Grade Corporate Bond Fund	PIGIX	-	PBDPX	PGCAX	PBDDX	PBDAX	PBDCX	-
PIMCO Long Duration Total Return Fund	PLRIX	-	PLRPX	-	PLRDX	-	-	-
PIMCO Long-Term Credit Fund	PTCIX	-	PLCPX	-	PTCDX	-	-	-
PIMCO Long-Term U.S. Government Fund	PGOVX	-	PLTPX	PLGBX	PLGDX	PFGAX	PFGCX	-
PIMCO Low Duration Fund	PTLDX	-	PLDPX	PLDAX	PLDDX	PTLAX	PTLCX	PLDRX
PIMCO Low Duration Fund II	PLDTX	-	PDRPX	PDFAX	-	-	-	-
PIMCO Low Duration Fund III	PLDIX	-	PLUPX	PDRAX	-	-	-	-
PIMCO Moderate Duration Fund	PMDRX	-	PMOPX	-	-	-	-	-
PIMCO Money Market Fund	PMIXX	PYMXX	-	PMAXX	-	PYAXX	PKCXX	-
PIMCO Mortgage-Backed Securities Fund	PTRIX	-	PMRPX	PMTAX	PTMDX	PMRAX	PMRCX	-
PIMCO Mortgage Opportunities Fund	PMZIX	-	PMZPX	-	PMZDX	PMZAX	PMZCX	-
PIMCO Multi-Strategy Alternative Fund	PXAIX	-	PXAPX	-	PXADX	PXAAX	PXACX	-
PIMCO Municipal Bond Fund	PFMIX	-	PMUPX	PMNAX	PMBDX	PMLAX	PMLCX	-
PIMCO National Intermediate Municipal Bond Fund	PMNIX	-	PMNPX	PMNQX	PMNDX	PMNTX	PMNNX	PMNRX

	Inst.	M	P	Admin.	D	A	C	R
PIMCO New York Municipal Bond Fund	PNYIX	-	PNYPX	-	PNYDX	PNYAX	PBFCX	-
PIMCO RAE Fundamental Advantage PLUS Fund	PFATX	-	PFAPX	-	PFSDX	PTFAX	PTRCX	-
PIMCO RAE Fundamental PLUS EMG Fund	PEFIX	-	PEFPX	PEFAX	PEFDX	PEFFX	PEFCX	-
PIMCO RAE Fundamental PLUS Fund	PXTIX	-	PIXPX	PXTAX	PIXDX	PIXAX	PIXCX	-
PIMCO RAE Fundamental PLUS International Fund	PTSIX	-	PTIPX	-	PTSLX	PTSOX	PTSKX	-
PIMCO RAE Fundamental PLUS Small Fund	PCFIX	-	PCCPX	-	PCFDX	PCFAX	PCFEX	-
PIMCO RAE Low Volatility PLUS EMG Fund	PLVLX	-	PLVWX	-	PLVDX	PLVVX	PLVOX	-
PIMCO RAE Low Volatility PLUS Fund	PILVX	-	PPLVX	-	PDLVX	PXLVX	POLVX	-
PIMCO RAE Low Volatility PLUS International Fund	PLVTX	-	PLVZX	-	PLVRX	PLVBX	PLVQX	-
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	PWWIX	-	PWWPX	-	PWWDX	PWWAX	PWWCX	-
PIMCO RAE Worldwide Long/Short PLUS Fund	PWLIX	-	PWLPX	-	PWLDX	PWLAX	PWLCX	-
PIMCO RealPathTM Income Fund	PRIEX	-	PTNPX	PRNAX	PTNDX	PTNAX	PTNCX	PTNRX
PIMCO RealPathTM 2020 Fund	PRWIX	-	PTYPX	PFNAX	PTYDX	PTYAX	PTYCX	PTYRX
PIMCO RealPathTM 2025 Fund	PENTX	-	PENPX	PENMX	PENDX	PENZX	PENWX	PENRX
PIMCO RealPathTM 2030 Fund	PRLIX	-	PEHPX	PNLAX	PEHDX	PEHAX	PEHCX	PEHRX
PIMCO RealPathTM 2035 Fund	PIVIX	-	PIVPX	PIVNX	PIVDX	PIVAX	PIVWX	PIVSX
PIMCO RealPathTM 2040 Fund	PROIX	-	POFPX	PEOAX	POFDX	POFAX	POFCX	POFRX
PIMCO RealPathTM 2045 Fund	PFZIX	-	PFZPX	PFZMX	PFZDX	PFZAX	PFZCX	PFZRX
PIMCO RealPathTM 2050 Fund	PRMIX	-	PFYPX	POTAX	PFYDX	PFYAX	PFYCX	PFYRX
PIMCO RealPathTM 2055 Fund	PRQIX	-	PQRPX	PQRZX	PQRDX	PQRAX	PQRCX	PQRRX
PIMCO Real Return Asset Fund	PRAIX	-	PRTPX	-	PRTDX	-	-	-
PIMCO Real Return Fund	PRRIX	-	PRLPX	PARRX	PRRDX	PRTNX	PRTCX	PRRRX
PIMCO Real Return Limited Duration Fund	PPIRX	-	PPPRX	-	PPDRX	-	-	-
PIMCO RealEstateRealReturn Strategy Fund	PRRSX	-	PETPX	-	PETDX	PETAX	PETCX	-
PIMCO Senior Floating Rate Fund	PSRIX	-	PSRPX	-	PSRDX	PSRZX	PSRWX	PSRRX
PIMCO Short Asset Investment Fund	PAIDX	PAMSX	PAIPX	PAIQX	PAIUX	PAIAX	-	-
PIMCO Short Duration Municipal Income Fund	PSDIX	-	PSDPX	PSDMX	PSDDX	PSDAX	PSDCX	-
PIMCO Short-Term Fund	PTSHX	-	PTSPX	PSFAX	PSHDX	PSHAX	PFTCX	PTSRX
PIMCO StocksPLUS® Absolute Return Fund	PSPTX	-	PTOPX	-	PSTDX	PTOAX	PSOCX	PTORX
PIMCO StocksPLUS® Fund	PSTKX	-	PSKPX	PPLAX	PSPDX	PSPAX	PSPCX	PSPRX
PIMCO StocksPLUS® International Fund (Unhedged)	PSKIX	-	PPLPX	PSKAX	PPUDX	PPUAX	PPUCX	-

	Inst.	M	P	Admin.	D	A	C	R
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PISIX	-	PIUHX	-	PIPDX	PIPAX	PIPCX	PIRHX
PIMCO StocksPLUS® Long Duration Fund	PSLDX	-	-	-	-	-	-	-
PIMCO StocksPLUS® Short Fund	PSTIX	-	PSPLX	-	PSSDX	PSSAX	PSSCX	-
PIMCO StocksPLUS® Small Fund	PSCSX	-	PCKPX	-	PCKDX	PCKAX	PCKCX	PCKRX
PIMCO Tax Managed Real Return Fund	PTMIX	-	PTMPX	-	PXMDX	PTXAX	PXMCX	-
PIMCO Total Return Fund	PTTRX	-	PTTPX	PTRAX	PTTDX	PTTAX	PTTCX	PTRRX
PIMCO Total Return Fund II	PMBIX	-	PMTPX	PRADX	-	-	-	-
PIMCO Total Return Fund III	PTSAX	-	PRAPX	PRFAX	-	-	-	-
PIMCO Total Return Fund IV	PTUIX	-	PTUPX	-	-	PTUZX	PTUCX	-
PIMCO Treasury Money Market Fund	-	-	-	-	-	-	-	-
PIMCO TRENDS Managed Futures Strategy Fund	PQTIX	-	PQTPX	PQTOX	PQTDX	PQTAX	PQTCX	-
PIMCO Unconstrained Bond Fund	PFIUX	-	PUCPX	PUBFX	PUBDX	PUBAX	PUBCX	PUBRX
PIMCO Unconstrained Tax Managed Bond Fund	PUTIX	-	PUTPX	-	ATMDX	ATMAX	ATMCX	-

Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”), 650 Newport Center Drive, Newport Beach, California 92660, is the investment adviser to the Funds.

A copy of the Prospectus and annual or semi-annual report for each Fund may be obtained free of charge at the telephone number and address listed below or by visiting http://investments.pimco.com/prospectuses.

PIMCO Funds

Regulatory Document Request

650 Newport Center Drive

Newport Beach, California 92660

Telephone: 1-888-87PIMCO

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THE TRUST

The Trust is an open-end management investment company (“mutual fund”) currently consisting of separate investment portfolios, including:

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO Capital Securities and Financials Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Extended Duration Fund

PIMCO Floating Income Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO GNMA Fund

PIMCO Global Multi-Asset Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Moderate Duration Fund

PIMCO Money Market Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE Fundamental PLUS EMG Fund

PIMCO RAE Fundamental PLUS Fund

PIMCO RAE Fundamental PLUS International Fund

PIMCO RAE Fundamental PLUS Small Fund

PIMCO RAE Low Volatility PLUS EMG Fund

PIMCO RAE Low Volatility PLUS Fund

PIMCO RAE Low Volatility PLUS International Fund

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund PIMCO RAE Worldwide Long/Short PLUS Fund

PIMCO Real Return Asset Fund

PIMCO Real Return Fund

PIMCO Real Return Limited Duration Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO RealPathTM Income Fund

PIMCO RealPathTM 2020 Fund

PIMCO RealPathTM 2025 Fund

PIMCO RealPathTM 2030 Fund

PIMCO RealPathTM 2035 Fund

PIMCO RealPathTM 2040 Fund

PIMCO RealPathTM 2045 Fund

PIMCO RealPathTM 2050 Fund

PIMCO RealPathTM 2055 Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

PIMCO Tax Managed Real Return Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Treasury Money Market Fund

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of each Fund are described in the Prospectuses. Consistent with each Fund’s investment policies, each Fund may invest in “Fixed Income Instruments,” which are defined in the Prospectuses. Additional information concerning the characteristics of certain of the Funds’ investments, strategies and risks is set forth below.

The PIMCO All Asset and PIMCO All Asset All Authority Funds, which are separate Funds, invest substantially all of their assets in other Funds, except the PIMCO RealPathTM Income, PIMCO RealPathTM 2020, PIMCO RealPathTM 2025, PIMCO RealPathTM 2030, PIMCO RealPathTM 2035, PIMCO RealPathTM 2040, PIMCO RealPathTM 2045, PIMCO RealPathTM 2050 and PIMCO RealPathTM 2055 Funds (collectively, the “PIMCO RealPathTM Funds”), PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global-Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO Multi-Strategy Alternative Fund and each other, as well as in funds of PIMCO Equity Series, an affiliated open-end management investment company. The other Funds in which the PIMCO All Asset and PIMCO All Asset All Authority Funds invest are referred to in this Statement of Additional Information as “Underlying PIMCO Funds.” By investing in Underlying PIMCO Funds, the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and any other funds of funds managed by PIMCO that invest all or a significant portion of their assets in the Underlying PIMCO Funds (together with the PIMCO All Asset and PIMCO All Asset All Authority Funds, the “PIMCO Funds of Funds”), may have indirect exposure to some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds. Since the PIMCO Funds of Funds invest substantially all or a significant portion of their assets in the Underlying PIMCO Funds, investment decisions made with respect to the PIMCO Funds of Funds could under certain circumstances negatively impact the Underlying PIMCO Funds, including with respect to the expenses and investment performance of the Underlying PIMCO Funds. Similarly, certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may invest some or all of their assets in the Underlying PIMCO Funds, and investment decisions made with respect to Affiliated Funds of Funds similarly could under certain circumstances negatively impact the Underlying PIMCO Funds, including with respect to the expenses and investment performance of the Underlying PIMCO Funds. Please see “Investments in the Underlying PIMCO Funds” below for more information regarding potential risks to the Underlying PIMCO Funds.

The PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset, PIMCO Multi-Strategy Alternative and PIMCO RealPathTM Funds may also invest in any Underlying PIMCO Funds except the PIMCO All Asset and PIMCO All Asset All Authority Funds and each other. However, the PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO Multi-Strategy Alternative Fund and PIMCO RealPathTM Funds may also invest in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

The PIMCO CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CRRS Subsidiary”). The CRRS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CRRS Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and CRRS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CRRS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the CRRS Subsidiary, the Fund is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The derivatives and other investments held by the CRRS Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s CRRS Subsidiary.

The PIMCO Global Multi-Asset Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund II Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “GMA Subsidiary”). The GMA Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the GMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and GMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the GMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the GMA Subsidiary, the Fund is indirectly exposed to the risks associated with the GMA Subsidiary’s investments. The derivatives and other investments held by the GMA Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s GMA Subsidiary.

The PIMCO CommoditiesPLUS® Strategy Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund III Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CPS Subsidiary”). The CPS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CPS Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and CPS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CPS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the CPS Subsidiary, the Fund is indirectly exposed to the risks associated with the CPS Subsidiary’s investments. The derivatives and other investments held by the CPS Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s CPS Subsidiary.

The PIMCO Inflation Response Multi-Asset Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund VII, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “IRMA Subsidiary”). The IRMA Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the IRMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and IRMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the IRMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the IRMA Subsidiary, the Fund is indirectly exposed to the risks associated with the IRMA Subsidiary’s investments. The derivatives and other investments held by the IRMA Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s IRMA Subsidiary.

The PIMCO TRENDS Managed Futures Strategy Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund VIII, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “MF Subsidiary,” together with the CRRS Subsidiary, the GMA Subsidiary, the CPS Subsidiary and the IRMA Subsidiary, the “Commodities Subsidiaries”). The MF Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the MF Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and MF Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the MF Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the MF Subsidiary, the Fund is indirectly exposed to the risks associated with the MF Subsidiary’s investments. The derivatives and other investments held by the MF Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s MF Subsidiary.

The PIMCO Capital Securities and Financials Fund may pursue its investment objective by investing in the PIMCO Capital Securities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CSF Subsidiary,” together with the Commodities Subsidiaries, the “Subsidiaries”). The CSF Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CSF Subsidiary (unlike the Fund) may invest without limitation in Regulation S securities. The Fund and CSF Subsidiary will test for compliance with investment restrictions on a consolidated basis. By investing in the CSF Subsidiary, the Fund is indirectly exposed to the risks associated with the CSF Subsidiary’s investments. The investments held by the CSF Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s CSF Subsidiary.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may invest in securities issued by states, territories, possessions, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states, territories, possessions and multi-state agencies or authorities. It is a policy of each of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, and PIMCO Short Duration Municipal Income Funds (each a “Municipal Fund,” and collectively, the “Municipal Funds”) to have at least 80% of its net assets plus borrowings for investment purposes invested in investments, the income of which is exempt from federal income tax (“Municipal Bonds”). In the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond and PIMCO California Short Duration Municipal Income Funds, the Funds will invest, under normal circumstances, at least 80% of their net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and California income tax. In the case of the PIMCO New York Municipal Bond Fund, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and New York income tax. The ability of a Municipal Fund, as well as the PIMCO Tax Managed Real Return Fund and the PIMCO Unconstrained Tax Managed Bond Fund, to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) that at least 50% of the applicable Municipal Fund’s total assets be invested in Municipal Bonds at the end of each quarter of a Municipal Fund’s tax year. In addition, each of the PIMCO Tax Managed Real Return and PIMCO Unconstrained Tax Managed Bond Funds seeks to invest under normal circumstances at least 50% of its assets in Municipal Bonds.

The PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond and PIMCO California Short Duration Municipal Income Funds may concentrate their investments in California Municipal Bonds and will therefore be exposed to California state-specific risks. Similarly, the PIMCO New York Municipal Bond Fund may concentrate its investments in New York Municipal Bonds and therefore will be exposed to New York state-specific risks. State-specific risks are discussed in the “Description of Principal Risks” section of the Prospectuses and in this “Municipal Bonds” section of this Statement of Additional Information. The PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Unconstrained Tax Managed Bond Funds may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York. Accordingly, such Funds, to the extent they invest more than 25% in California or New York, will be subject to the California and New York State state-specific risks discussed in the “Description of Principal Risks” section of the Prospectuses and in this “Municipal Bonds” section of this Statement of Additional Information, but none of these Funds have any present intention to invest more than that amount in a particular state.

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds); including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Each Fund that may invest in Municipal Bonds, and in particular the Municipal Funds and the PIMCO Unconstrained Tax Managed Bond Fund, may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Each Fund that may invest in Municipal Bonds may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of Municipal Bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service (“IRS”), a Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to certain Funds, be considered an investment in the respective U.S. Treasury and Agency securities.

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. The PIMCO California Short Duration Municipal Income, PIMCO Short Duration Municipal Income and PIMCO Unconstrained Tax Managed Bond Funds do not intend to invest in securities whose interest is subject to the federal alternative minimum tax.

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. A Fund’s investments in Build America Bonds will result in taxable income and the Fund may elect to pass through to shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including Funds other than the Municipal Funds, may choose to invest in Build America Bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax-exempt Municipal Bonds during the same period. As a result, Funds that invest in tax-exempt Municipal Bonds, such as the Municipal Funds, may have increased their holdings of Build America Bonds and other investments permitted by the Funds’ respective investment objectives and policies during 2009 and 2010. The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

The Funds may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

The Funds’ Board of Trustees has adopted guidelines to govern the purchase of municipal lease obligations and the determination of the liquidity of municipal lease obligations purchased by a Fund for purposes of compliance with the Fund’s investment restrictions with respect to illiquid securities. In determining whether a municipal lease obligation is liquid and is therefore not subject to the Fund’s limitations on investing in illiquid securities, PIMCO considers, on a case-by-case basis, the following factors:

1.	the frequency of trades and quotes for the municipal lease obligation over the course of the last six months or as otherwise reasonably determined by PIMCO;

2.

the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchases over the course of the last six months or as otherwise reasonably determined by PIMCO;

3.	any dealer undertakings to make a market in the municipal lease obligation;

4.

the nature of the municipal lease obligation and the nature of the market for the municipal lease obligation (i.e., the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer); and

5.	other factors, if any, which PIMCO deems relevant to determining the existence of a trading market for such municipal lease obligation.

Once a municipal lease obligation is acquired by a Fund, PIMCO monitors the liquidity of such municipal lease obligation pursuant to the considerations set forth above. PIMCO also evaluates the likelihood of a continuing market for municipal lease obligations and their credit quality. The Funds may purchase unrated municipal lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest. A Fund may also acquire illiquid municipal lease obligations, subject to the Fund’s investment restrictions with respect to illiquid securities generally.

The Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds).

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The Funds that may invest in Municipal Bonds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Fund will not invest more than 5% of its net assets in municipal warrants.

The Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured Municipal Bonds that have been issued and are outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured Municipal Bonds. Given the large number of potential claims against the insurers of Municipal Bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates.

The holders of floating rate certificates have the benefit of the agreement of a credit worthy third party agent, such as a bank, broker-dealer or other financial institution, to remarket and/or purchase the floating rate certificates at face value upon tender by the holder. The agent receives periodic fees to remarket and provide liquidity for the floating rate certificates. As a result of this agreement, the holder of a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. The remarketing/liquidity agent normally will not be obligated to remarket or purchase tendered floating certificates in the event of certain defaults of the issuer of the municipal securities, a determination of taxability on the underlying municipal securities or a downgrading below agreed levels in the credit rating assigned to the underlying municipal securities. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

These programs are intended to provide the holders of certificates with tax-exempt income at a variable rate. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to a remarketing agent at agreed-upon intervals. In the event of a failed remarketing, except in limited circumstances, a liquidity provider steps in to provide for the purchase of the certificates. A second class of investors has a residual income interest (earning any net income produced by the underlying bonds that exceeds the variable income paid to the other class of investors) and bears first loss risk that the underlying bonds decline in value because of changes in market interest rates or for other reasons. Under the terms of such programs, both investor classes bear the risk of loss that would result from a payment default on the underlying bonds as well as from other potential, yet remote, credit or structural events. If the trust in a tender option bond program would fail to qualify as a partnership for federal income tax purposes, the trust could become subject to entity level tax and the certificate holders could receive taxable ordinary income.

Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and operate to require that such programs be restructured. In particular, when effective, these rules effectively will preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a Municipal Bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. At this time, the full impact of these rules is not certain, however, in response to these rules, industry participants have begun to explore various structuring alternatives for existing and new trusts. For example, under a new tender option bond structure, a Municipal Fund would structure and sponsor a tender option bond trust. As a result, a Municipal Fund would be required to assume certain responsibilities and risks as the sponsor of the tender option bond trust. Because of the important role that tender option bond programs play in the Municipal Bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the Municipal Bond market and the Municipal Funds. For example, as a result of the implementation of these rules, the Municipal Bond market may experience reduced demand or liquidity and increased financing costs.

The Funds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Funds will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The recent economic downturn and budgetary constraints have made Municipal Bonds more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the Municipal Bond markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of Municipal Bond investment opportunities. The value of Municipal Bonds may also be affected by uncertainties involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds are introduced before Congress from time to time. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities.

The Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Funds also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on a Fund’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Each Fund that may invest in Municipal Bonds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

The perceived increased likelihood of default among issuers of Municipal Bonds has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of Municipal Bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of Municipal Bonds to repay their obligations. Certain issuers of Municipal Bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of Municipal Bonds to pay existing obligations. In addition, events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying Municipal Bonds. Adverse developments in the Municipal Bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in Municipal Bonds.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner. In particular, the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income and PIMCO New York Municipal Bond Funds are subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. Neither the Funds nor PIMCO have independently verified the information, but have no reason to believe that it is substantially different.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of Municipal Bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such Municipal Bonds for investment by the Funds and the value of such Municipal Bonds held by the Funds may be affected. In addition, it is possible that events occurring after the date of a Municipal Bond’s issuance, or after a Fund’s acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.

California. Each Fund investing in California Municipal Bonds, and in particular the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond and PIMCO California Short Duration Municipal Income Funds, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

Certain tax-exempt securities in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California’s economy, the largest state economy in the United States and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services, and may be sensitive to economic factors affecting those industries. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, which authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the State’s negative General Fund balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. The entire authorized amount of ERBs was issued in three sales between May 2004 and February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. As of January 1, 2015, California had outstanding approximately $79.0 billion in long-term general obligation bonds.

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 also created the Budget Stabilization Account (“BSA”) as a secondary budgetary reserve. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by fiscal year 2008-09) will be transferred by the State Controller into the BSA no later than September 30 of each fiscal year unless the transfer is suspended or reduced by an executive order issued by the Governor. The Governor suspended the BSA transfers in each of fiscal years 2008-09 through 2013-14 due to the condition of the General Fund. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. The Governor declared several such fiscal emergencies from 2008 through 2011. Finally, Proposition 58 requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies. BSA transfers resumed in fiscal year 2014-15, and the 2015 Budget Act projects to end fiscal year 2015-16 with approximately $3.5 billion in the BSA. The State Administration currently estimates that all outstanding ERBs wil be effectively retired in the first quarter of fiscal year 2015-16.

California, like the rest of the nation, has experienced an uneven economic recovery from the severe economic downturn that began in late 2007. As a result of continuing weakness in the State economy, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. To exacerbate the problem, as the State entered the recession, annual revenues generally were less than annual expenses, resulting in a “structural” budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize. However, the prospects for the California economy are improving.

California’s recovery spread to more sectors of the economy in 2013 and 2014. Recently released benchmark revisions revealed that California gained more jobs in 2013 and 2014 than previously estimated and the gains were spread widely across major industry sectors. Growth in the high-technology sector, international trade and tourism are being supplemented by better residential construction and real estate conditions. Overall, California’s real gross domestic product increased by 2% in 2013 and totaled $2.2 trillion at current prices, making it the eighth largest economy in the world. While the current drought is one of the most severe in California’s history, some farmers were able to offset the effects of surface water shortfalls in 2014 through groundwater pumping, shifting crop patterns and planting fewer acres. A continuation of drought conditions in 2015, however, would be expected to have more severe impacts, as options for adjustment would be more limited.

Industry employment in California is forecast to grow by 2.4% in 2015 and 2.3% in 2016 as compared to growing by just 0.9% in 2011. The State’s unemployment rate fell from a high of 12.5% in December 2010 to 6.4% in May 2015. In comparison, the national unemployment rate was 5.5% in May 2015. As of February 2015 California gained a total of 1.8 million jobs since employment expansion began in February 2010. Due to an aging population, there has been strong growth in the in-home support service job market, which increased the pace of recovery.

Personal income in California is estimated to have grown 4.4% in 2014 and projected to grow 4.5% in 2015 and 5.3% in 2016, as compared to falling by 3.7% in 2009 and the 3.9% average growth rate from 2002 to 2013. Taxable sales in California are estimated to have grown 6.0% in 2014 and projected to grow 4.6% in each of 2014 and 2015. Furthermore, California wages and salaries are estimated to have risen an average of 2.5% in 2014, followed by projections of 2.4% and 2.3% growth in 2014 and 2015. On the other hand, the more subdued national outlook led to a more restrained projection for 2015 and 2016 at 1.9% and 1.5%, respectively.

Despite moderate growth in the past year, which appears to be continuing into 2015, there are still risks to the economy. Economic expansions do not last forever. In the post-war period, the average expansion length is almost five years and the longest expansion was ten years. As of January 2015, the current expansion has lasted close to six years. There are few immediate signs of a contraction, but it would be an historical anomaly for the U.S. not to see another recession before 2020.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users or local governments of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. General Fund revenues and transfers are projected at $115.0 billion in FY 2015-16, an increase of $3.7 billion compared with revised estimates for FY 2014-15.

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”) assign ratings to California’s long-term general obligation bonds, which represent their opinions as to the quality of the municipal bonds they rate. As of July 2, 2015, California’s general obligation bonds were assigned ratings of Aa3, AA- and A+ by Moody’s, S&P and Fitch, respectively. The ratings agencies continue to monitor the State’s budget deliberations closely to determine whether to alter the ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests.

In January 2014, the Governor’s Budget projected that the State would end FY 2014-15 with a $1.9 billion reserve. On June 20, 2014, the Governor signed the 2014 Budget Act, which projected to end FY 2014-15 with a $449 million reserve in addition to $1.6 billion in the BSA. The 2014 Budget Act also projected General Fund revenues and transfers of $105.5 billion, an increase of $3.3 billion from the prior fiscal year. General Fund expenditures were projected at $108.0 billion, an increase of $7.3 billion from the prior fiscal year.

On January 9, 2015, the Governor’s 2015-16 Budget was released. The 2015-16 Governor’s Budget projects that the General Fund will receive $113.4 billion in revenues and transfers, an increase of $5.4 billion compared with revised estimates for FY 2014-15. Against these revenues, the 2015-16 Governor’s Budget calls for approximately $113.3 billion in General Fund expenditures, an increase of $1.6 billion compared with revised estimates for FY 2014-15. On May 14, 2015, the Governor released the May Revision to the 2015-16 Governor’s Budget, which forecasts General Fund revenues at $3.3 billion higher for fiscal year 2014-15 and $1.7 billion higher for fiscal year 2015-16 than what was projected in the 2015-16 Governor’s Budget. The 2015-16 May Revision assumes approximately $2.0 billion more in spending in fiscal year 2015-16. After accounting for these changes and others, the May Revision anticipates that the State would end fiscal year 2015-16 with an approximate $2.1 billion reserve. The 2015-16 Governor’s Budget was signed into law on June 24, 2015.

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

New York. Funds investing in New York Municipal Bonds, and in particular the PIMCO New York Municipal Bond Fund, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors, including the New York State Division of the Budget and the New York City Office of Management and Budget. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Funds and the Funds assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York City and State agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

New York has historically been one of the wealthiest states in the nation, maintaining the third largest economy in the United States behind California and Texas. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the southern and the western United States. Among the factors that may adversely affect the New York State economy are additional write-downs by the financial sector associated with subprime mortgages; deteriorating credit markets, thereby lowering business investment and prolonging recovery; and increases in the cost of energy and food prices, thereby increasing the risk of high inflation.

Relative to other states, New York has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, and the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, is adversely affected.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. Moreover, even an ostensibly balanced budget may still contain several financial risks. These risks include the possibility of broad economic factors, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given FY, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, tuition and fees, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

Over the near and long term, New York State and New York City may face economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets, as well as by shifts upward or downward in the State’s real estate market.

On February 20, 2015, the State’s Division of Budget (“DOB”) issued an amended Executive Budget Financial Plan, including projections for FYs 2015 through 2019. The DOB estimates that New York’s Executive Budget would eliminate the budget gap of $1.8 billion in FY 2016. The FY 2016 authorized gap-closing plan consists of approximately $1.4 billion in savings from spending control. The budget gap represents the difference between: (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments; and (b) the expected level of resources to pay for them.

On October 29, 2012, Superstorm Sandy struck New York, causing infrastructure damage and economic losses. New York expects to receive approximately $30 billion in Federal disaster aid over the coming years for response, recovery, and mitigation costs. The State also expects to receive $1.75 billion in extraordinary Federal assistance during FY 2016 relating to Superstorm Sandy. However, there can be no assurance that all anticipated Federal disaster aid will be provided to the State, or that such Federal disaster aid will be provided on the expected schedule.

Although the State’s economy continues to show signs of growth, there are significant risks to this forecast, including the effects of: national and international events, climate change and extreme weather events; ongoing financial instability in the Euro Zone; major terrorist events, hostilities or war; changes in consumer confidence, oil supplies and oil prices; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts; and shifts in monetary policy affecting interest rates and the financial markets.

The State projects total employment growth of 1.7% for 2014, with strong private sector growth of 2.1% for 2014. The State projects that solid labor market growth is expected to contribute to a 4.7% increase in wages for 2015, accompanied by total personal income growth of 4.6%. The State’s unemployment rate as of April 2015 was 5.7%, its lowest level since December 2008.

Estimated Total General Fund receipts are projected to be $66.1 billion for FY 2015-16, an annual decrease of $2.6 billion, or 3.8%. General Fund business tax receipts for FY 2016 are now projected to increase by $318 million, or 5.7%, from FY 2015 to $5.9 billion.

New York City has the largest population of any city in the U.S., and it is obligated to maintain a complex, varied and aging infrastructure. The City bears responsibility for more school buildings, firehouses, health facilities, community colleges, roads, bridges, libraries, and police precincts than any other municipality in the country.

New York City’s general debt limit, as provided in the New York State Constitution, is 10 percent of the five-year rolling average of the full value of taxable City real property. The City’s FY 2015 general debt-incurring power of $81.36 billion is projected to increase to $84.81 billion in FY 2016, to $88.59 billion in FY 2017, and to $90.73 billion by FY 2018. The City’s general obligation debt outstanding was $39.57 billion as of March 2015. After including contract and other liability and adjusting for appropriations, the City’s indebtedness that is counted toward the debt limit totaled $55.91 billion as of July 2014. This indebtedness is expected to grow to $65.77 billion by the beginning of FY 2018. The City is projected to have remaining debt-incurring capacity of $24.3 billion on July 1, 2015, $24.8 billion on July 1, 2016, and $25.0 billion on July 1, 2017.

In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”) and Tobacco Settlement Asset Securitization Corporation (“TSASC”). At the end of FY 2014, NYCTFA debt backed by personal income tax revenues accounted for $25.0 billion of debt. In July 2009, the State Legislature granted NYCTFA the authority to issue additional debt for general capital purposes. This additional borrowing above the initial $13.5 billion limit is secured by personal income tax revenues and counted under the City’s general debt limit. In addition to this capacity, the NYCTFA is authorized to issue up to $9.4 billion of Building Aid Revenue Bonds (BARBs) for education purposes. Approximately $6.05 billion of these bonds have been issued as of June 30, 2014. The City did not issue any BARBs in FY 2014. Debt service for these bonds is supported by State building aid revenues. Between FYs 2000 and 2006, TSASC contributed a total of $1.3 billion to the City’s capital program but is unlikely to provide further support to the City’s capital program. The City’s debt per capita has grown from $2,951 in FY 1990 to $9,665 by FY 2014, an increase of 228%. Over the same period, the cumulative growth rate in debt per capita was 2.6 times the City’s rate of inflation. Based on an analysis of financial statements released by other jurisdictions in FY 2013, New York City’s debt burden per capita was more than double the average sample of large U.S. cities.

As of July 9, 2015, New York State’s general obligation bonds are rated AA+, Aa1, and AA+ by S&P, Moody’s, and Fitch, respectively. As of July 9, 2015, New York City’s general obligation debt was rated AA by S&P, Aa2 by Moody’s, and AAA by Fitch. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Mortgage-Related Securities and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Certain Funds also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”). The PIMCO Senior Floating Rate Fund may invest up to 5% of its total assets in mortgage- or asset-backed securities.

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities.   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities.    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in PIMCO’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds).

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-

related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

PIMCO seeks to manage the portion of any Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, PIMCO will consider a number of factors. These include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien - Jumbo/Prime, First Lien - Alt-A, First Lien - Subprime, First Lien - Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, PIMCO may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events. Additionally, there can be no assurance that service providers to reverse mortgage trusts (RMTs) will diligently and appropriately execute their duties with respect to servicing such trusts. As a result, investors (which may include the Funds) in notes in RMTs may be deprived of payments to which they are entitled. This could result in losses to the Funds. Investors, including the Funds, may determine to pursue negotiations or legal claims or otherwise seek compensation from RMT service providers in certain instances. This may involve the Funds incurring costs and expenses associated with such actions.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities-Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations. The Funds (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Additionally, the value of ABS is subject to risks associated with the servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with a Fund’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Real Estate Securities and Related Derivatives

Certain Funds (in particular, the PIMCO RealEstateRealReturn Strategy Fund) may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

A Fund or some of the REITs in which a Fund may invest may be permitted to hold senior or residual interests in real estate mortgage investment conduits (“REMIC“s) or debt or equity interests in taxable mortgage pools (“TMPS”). A Fund may also hold interests in “Re-REMICS”, which are interests in securitizations formed by the contribution of asset backed or other similar securities into a trust which then issues securities in various tranches. The Funds may participate in the creation of a Re-REMIC by contributing assets to the trust and receiving junior and/or senior securities in return. An interest in a Re-REMIC security may be riskier than the securities originally held by and contributed to the Trust, and the holders of the Re-REMIC securities will bear the costs associated with the securitization.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets.

To the extent that the PIMCO Money Market Fund invests 25% or more of its assets in obligations issued by U.S. banks, the Fund will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

The PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO GNMA, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Money Market, PIMCO Mortgage-Backed Securities, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO Total Return II and PIMCO Treasury Money Market Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, as described in the “Investment Restrictions” section below, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Indebtedness, Loan Participations and Assignments

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may purchase indebtedness and participations in commercial loans, as well as interests and/or servicing or similar rights in such loans. Such investments may be secured or unsecured and may be newly-originated (and may be specifically designed for a Fund).

Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested. The Funds may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income.

Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness (which a Fund may originate, invest in or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. If a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may act as the originator for direct loans to a borrower. Direct loans between a Fund and a borrower may not be administered by an underwriter or agent bank. The Funds may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with one or more Funds. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured.

In determining whether to make a direct loan, a Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, a Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject a Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of a Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, a Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, a Fund will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce Fund performance.

As part of its lending activities, a Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for a Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that a Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, a Fund may have difficulty disposing of the assets used as collateral for a loan.

Various state licensing requirements could apply to a Fund with respect to investments in, or the origination and servicing of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PIMCO operates or has offices. In states in which it is licensed, a Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or PIMCO’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of a Fund’s or PIMCO’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which a Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent a Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, a Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its investments.

Senior Loans

To the extent the Funds invest in senior loans, the Funds may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk, than funds that do not invest in such securities. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Funds’ ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs. The Funds may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans. In addition, the senior loans in which the Funds invest may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for the senior loans and/or may result in a Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to a Fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in senior loans. In particular, if a senior loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available. Because of the risks involved in investing in senior loans, an investment in a Fund that invests in such instruments should be considered speculative.

Investors should be aware that a Fund’s investment in a senior loan may result in the Fund or PIMCO receiving information about the issuer that may be deemed material, non-public information. Under such circumstances, the Funds’ investment opportunities may be limited, as trading in securities of such issuer may be restricted. Additionally, PIMCO may seek to avoid receiving material, non-public information about issuers of senior loans. As a result, PIMCO may forgo certain investment opportunities or be disadvantaged as compared to other investors that do not restrict information that they receive from senior loan issuers. Please see “Portfolio Managers—Conflicts of Interest—Investment Opportunities” below for more information.

Trade Claims

The Funds may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Corporate Debt Securities

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.” S&P describes securities rated BBB as “having adequate capacity to meet financial commitments, but more subject to adverse economic conditions.” For securities rated BBB, Fitch states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies

Investments in securities rated below investment grade that are eligible for purchase by certain Funds are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Funds could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting debt securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Fund, the Fund may retain the security if PIMCO deems it in the best interest of shareholders.

Creditor Liability and Participation on Creditors Committees

Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, PIMCO, as investment adviser to a Fund, may from time to time have an opportunity to consider, on behalf of a Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. PIMCO, in its judgment and discretion and based on the considerations deemed by PIMCO to be relevant, may believe that it is in the best interests of a Fund to negotiate or otherwise participate in such restructuring. Accordingly, and subject to applicable procedures approved by the Board of Trustees, a a Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Further, PIMCO has the authority, subject to the above-mentioned procedures, to represent the Trust, or any Fund(s) thereof, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the securities held by the Funds relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted and such Funds may demand payment of principal from the issuer within that period.

Certain Funds may invest in floating rate debt instruments (“floaters”) and (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each of the Funds (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The PIMCO Mortgage Opportunities Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Each other Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest in RIBs without limitation.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Equity Securities

While the securities in which certain Funds primarily intend to invest are expected to consist of fixed income securities, such Funds (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in equity securities. While the PIMCO RAE Fundamental PLUS EMG, PIMCO RAE Low Volatility PLUS EMG, PIMCO RAE Fundamental Advantage PLUS, PIMCO RAE Fundamental PLUS, PIMCO RAE Fundamental PLUS International, PIMCO StocksPLUS® International (U.S. Dollar-Hedged), PIMCO StocksPLUS® International (Unhedged), PIMCO RAE Low Volatility PLUS International, PIMCO RAE Low Volatility PLUS, PIMCO StocksPLUS® Small, PIMCO RAE Fundamental PLUS Small, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Short, PIMCO StocksPLUS® Absolute Return, PIMCO RAE Worldwide Fundamental Advantage PLUS and PIMCO RAE Worldwide Long/Short PLUS Funds (together, for purposes of this section only, “Equity-Related Funds”) will normally utilize derivatives to gain exposure to equity securities, each of the Equity-Related Funds may also invest directly in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The PIMCO Total Return Fund and PIMCO Total Return Fund IV may not purchase common stock, but this limitation does not prevent the Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations).

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. The Funds generally consider a small-cap company to be a company with a market capitalization of up to $1.5 billion, a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion, and a large-cap company to be a company with a market capitalization of greater than $10 billion.

With respect to the Equity-Related Funds, though the Equity-Related Funds do not normally invest directly in equity securities, when index derivatives appear to be overvalued relative to the index, each such Equity-Related Fund may invest all of its assets in a “basket” of index stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every index stock comprising each Fund’s respective index and the return of the index itself. In such case, PIMCO may employ fundamental analysis of factors such as earnings growth, price to earnings ratio, dividend growth and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the applicable Equity-Related Fund are not limited to those with any particular weighting in the applicable benchmark.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Preferred Stock

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Depositary Receipts

Certain Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or OTC. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or OTC and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Warrants to Purchase Securities

The Funds (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) will not invest more than 5% of its net assets in warrants to purchase securities. The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds will not invest in warrants. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

The Funds (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as other OTC derivatives, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when a Fund wishes to sell it.

Foreign Securities

The PIMCO Government Money Market and PIMCO Treasury Money Market Funds may not invest in securities of foreign issuers. Each other Fund (except for the following Funds: PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO Tax Managed Real Return and PIMCO Total Return II Funds) may invest in corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers (except for the PIMCO Money Market Fund), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO GNMA, PIMCO Money Market and PIMCO Mortgage-Backed Securities Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country). With respect to the PIMCO RAE Fundamental PLUS EMG, PIMCO RAE Low Volatility PLUS EMG, PIMCO RAE Fundamental Advantage PLUS, PIMCO RAE Fundamental PLUS, PIMCO RAE Fundamental PLUS International, PIMCO StocksPLUS® International (U.S. Dollar-Hedged), PIMCO StocksPLUS® International (Unhedged), PIMCO RAE Low Volatility PLUS International, PIMCO RAE Low Volatility PLUS, PIMCO Multi-Strategy Alternative, PIMCO StocksPLUS® Small, PIMCO RAE Fundamental PLUS Small, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Short, PIMCO StocksPLUS® Absolute Return, PIMCO RAE Worldwide Fundamental Advantage PLUS and PIMCO RAE Worldwide Long/Short PLUS Funds’ (together, for purposes of this section only, “Equity-Related Funds”) derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivative instrument, or a substantial portion of the components of the index to which the derivative instrument is exposed, are: (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments; or (iii) instruments or securities that are issued by issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country). Further, with respect to the Equity-Related Funds’ derivative instruments, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.

A Fund that invests in instruments economically tied to non-U.S. countries may invest in a range of countries and, as such, the value of the Fund’s assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of countries in which investment may be made.

PIMCO generally considers an instrument to be economically tied to an emerging market country if the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a “country of exposure” is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the “country of risk” of the issuer, (iv) the “country of risk” of the issuer’s ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of the particular Fund. For example, a Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

The PIMCO Capital Securities and Financials, PIMCO Diversified Income, PIMCO Emerging Local Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Floating Income, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (Unhedged), PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset, PIMCO Multi-Strategy Alternative, PIMCO RealPathTM Income, PIMCO RealPathTM 2020, PIMCO RealPathTM 2025, PIMCO RealPathTM 2030, PIMCO RealPathTM 2035, PIMCO RealPathTM 2040, PIMCO RealPathTM 2045, PIMCO RealPathTM 2050, PIMCO RealPathTM 2055 and PIMCO TRENDS Managed Futures Strategy Funds may invest, without limit, in securities and instruments that are economically tied to emerging market countries. The PIMCO High Yield Spectrum Fund may invest without limit in securities and instruments of corporate issuers economically tied to emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. The PIMCO GNMA Fund, PIMCO Mortgage-Backed Securities Fund and PIMCO Short Asset Investment Fund may each invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries. With respect to each of the following additional limitations on investments in securities and instruments economically tied to emerging market countries, the following limitations do not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means a Fund may invest in such sovereign debt instruments, together with any other investments denominated in foreign currencies, up to the Fund’s disclosed limitation (stated as a percentage of total assets) on investments in non-U.S. Dollar-denominated securities and instruments, if any, or if the Fund has no disclosed limitation on investments in non-U.S. Dollar-denominated securities and instruments, the Fund may invest in such sovereign debt instruments without limitation subject to any applicable legal or regulatory limitation:

•	The PIMCO Credit Absolute Return Fund may invest up to 70% of its total assets in securities and instruments that are economically tied to emerging market countries.

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Each of the PIMCO Unconstrained Bond and PIMCO Unconstrained Tax Managed Bond Funds may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries.

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Each of the PIMCO RAE Fundamental PLUS EMG, PIMCO RAE Fundamental Advantage PLUS, PIMCO RAE Fundamental PLUS, PIMCO RAE Fundamental PLUS International, PIMCO StocksPLUS® International (Unhedged), PIMCO StocksPLUS® International (U.S. Dollar-Hedged), PIMCO Investment Grade Corporate Bond, PIMCO Long-Term Credit, PIMCO StocksPLUS® Small, PIMCO RAE Fundamental PLUS Small, PIMCO StocksPLUS® Absolute Return, PIMCO StocksPLUS® Short and PIMCO RAE Worldwide Fundamental Advantage PLUS Funds may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

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With respect to each Fund’s fixed income investments, each of the PIMCO RAE Low Volatility PLUS EMG, PIMCO RAE Low Volatility PLUS International, PIMCO RAE Low Volatility PLUS and PIMCO RAE Worldwide Long/Short PLUS Funds may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

•	The PIMCO Income Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries.

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Each of the PIMCO Extended Duration, PIMCO High Yield, PIMCO Long Duration Total Return, PIMCO Moderate Duration, PIMCO StocksPLUS® Long Duration, PIMCO Total Return and PIMCO Total Return III Funds may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

•	The PIMCO Short-Term Fund may invest up to 5% of its total assets in securities and instruments that are economically tied to emerging market countries.

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Each remaining Fund that is permitted to invest in foreign (non-U.S.) securities, except for the PIMCO Money Market Fund, may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

Investment risk may be particularly high to the extent that a Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. Certain Funds may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.

General Emerging Market Risk. The securities markets of countries in which the Funds may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Funds may invest may not be subject to a high degree of regulation and the financial institutions with which the Funds may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Funds may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Funds’ investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Funds could lose their entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Funds invest a portion of their assets in a concentrated geographic area, the Funds will generally have more exposure to regional economic risks associated with that geographic area.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Funds that may invest in securities and instruments that are economically tied to emerging market countries will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Funds’ investment. If such restrictions were to be imposed subsequent to the Funds’ investment in the securities markets of a particular country, the Funds’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Funds’ liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Funds may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Funds, the Funds’ returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Funds. A Fund may not know the identity of a Counterparty, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction. The Funds will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Funds will be successful in eliminating or reducing this risk, particularly as Counterparties operating in emerging market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Funds. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Funds’ claims in any of these events.

Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Funds may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Funds may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Funds will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Funds invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Funds’ investment in that country.

Litigation. The Funds may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in emerging market countries, that purported securities in which the Funds invest may subsequently be found to be fraudulent and as a consequence the Funds could suffer losses.

Taxation. Non-U.S. laws governing the taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Funds could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Funds’ investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Each Fund (except for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Long-Term

U.S. Government, PIMCO Low Duration II, PIMCO Money Market, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond , PIMCO Short Duration Municipal Income, PIMCO Tax Managed Real Return, PIMCO Total Return II and PIMCO Treasury Money Market Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings were implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Euro-related risks. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

Investments in Russia. Certain Funds may invest in securities and instruments that are economically tied to Russia. In determining whether an instrument is economically tied to Russia, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” investing in Russia presents additional risks. In particular, investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments in Russian companies or instruments tied to Russian companies may be prohibited and/or existing investments may become illiquid (e.g., in the event that a Fund is prohibited from transacting in certain existing investments tied to Russia), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. It is also possible that such sanctions may prevent U.S.-based entities that provide services to a Fund from transacting with Russian entities. Under such circumstances, a Fund may not receive payments due with respect to certain investments, such as the payments due in connection with the Fund’s holding of a fixed income security. More generally, investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.

Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central securities depository and no central registration system for security holders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a Fund to lose its registration through fraud, negligence, or even mere oversight. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Investments in the People’s Republic of China. Certain Funds that may invest in emerging market countries may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” including those associated with investing in emerging markets, investing in the PRC presents additional risks. These additional risks include (without limitation): (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently-reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) small market capitalization and less liquidity; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many Chinese companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (k) uncertainty with respect to the commitment of the government of the PRC to economic reforms; and (l) the risk that Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a Fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.

Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.

The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, PIMCO may provide for capital gains taxes on Funds investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and PIMCO’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.

Investing through Stock Connect. Certain Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program. Stock Connect allows non-Chinese investors (such as the Funds) to purchase certain SSE-listed equities via brokers in Hong Kong. Although Stock Connect is the first program allowing non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to market-wide quota limitations, which may prevent a Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either Shanghai or Hong Kong, and there are trading days in Shanghai when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong or Shanghai Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In China, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not utilize a special segregated account, a Fund will not be sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, many market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

Foreign Currency Transactions

All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. These Funds also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The PIMCO Tax Managed Real Return Fund may invest up to 5% of its assets in non-U.S. dollar-denominated securities of U.S. issuers.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards are used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have the flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.” These changes are expected to reduce counterparty risk as compared to bi-laterally negotiated contracts.

Certain Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsTM (“CEWsTM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsTM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsTM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

Except as described below, each Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) and PIMCO Total Return Fund IV has adopted a non-fundamental investment restriction under which the respective Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. Non-fundamental investment restrictions may be changed without shareholder approval.

A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Fund’s total assets (except the PIMCO Global Bond Fund (U.S. Dollar-Hedged) and PIMCO Total Return Fund IV).

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.25% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities. A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Derivative Instruments

In pursuing their individual objectives, the Funds (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO GNMA, PIMCO Government Money Market, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Money Market, PIMCO Mortgage-Backed Securities, PIMCO Mortgage Opportunities, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO Total Return II, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund also may use those instruments, provided that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, a Fund may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, a Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for distributions, which will generally be taxable, even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed-income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Some put options written by a Fund may be primarily for the purpose of providing liquidity to the counterparty and may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Fund. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian or “earmarked”) upon conversion or exchange of other securities held by a Fund. A call option on a security is also “covered” if a Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount equal to the value of the underlying security (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets in an amount equal to the Fund’s net obligation under the option. A call option is also covered if a Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. A put option on a security or an index is covered if a Fund segregates or “earmarks” liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or where the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent a Fund writes a put option, the Fund has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Fund that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding the underlying investment for some period of time when it is disadvantageous to do so.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.”

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement to buy or sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy (or sell) a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including , but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack track records. Certain of the Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.

A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Certain Funds have filed a notice of eligibility with the National Futures Association to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as commodity pools under the CEA. PIMCO is not deemed to be a CPO with respect to its service as investment adviser to these Funds. Additionally, certain Funds operating as funds-of-funds have claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. PIMCO is not currently deemed to be a CPO with respect to its service as investment adviser to these funds-of-funds.

In 2012, the CFTC adopted certain rule amendments that significantly affected the exemptions that were available to each of the Funds and Subsidiaries. Effective January 1, 2013, certain Funds and Subsidiaries, as well as PIMCO, operate subject to CFTC regulation because of these changes.

To the extent any Funds are, or become, no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. The table below identifies which Funds and Subsidiaries are subject to CFTC regulation, as of July 31, 2015, unless otherwise noted:

Funds and Subsidiaries Subject to CFTC Regulation

PIMCO CommoditiesPLUS® Strategy Fund and its Subsidiary

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (US Dollar-Hedged)

PIMCO Global Multi-Asset Fund and its Subsidiary

PIMCO Inflation Response Multi-Asset Fund and its Subsidiary

PIMCO Multi-Strategy Alternative Fund

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE Fundamental PLUS EMG Fund

PIMCO RAE Fundamental PLUS Fund

PIMCO RAE Fundamental PLUS International Fund

PIMCO RAE Fundamental PLUS Small Fund

PIMCO RAE Low Volatility PLUS EMG Fund

PIMCO RAE Low Volatility PLUS Fund

PIMCO RAE Low Volatility PLUS International Fund

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

PIMCO TRENDS Managed Futures Strategy Fund and its Subsidiary

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

Limitations on Use of Futures and Futures Options. When a purchase or sale of a futures contract is made by such Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the marked-to-market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees that are equal to the marked-to-market value of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that “physically settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal the Fund’s daily marked-to-market (net) obligation, if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts, including but not limited to:

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Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

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Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

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Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (“swaptions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Funds may engage in variance swaps.

Most types of swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

A Fund also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Mandatory exchange-trading and clearing is occurring on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is subject to increasing regulations. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which PIMCO may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

A Fund also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Fund may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.

Recovery locks are subject to the risk that PIMCO will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Fund enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Fund. If this occurs, the Fund will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Fund will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.

A Fund’s obligations under a recovery lock will be determined daily. In connection with recovery locks in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s obligations, on a marked-to-market basis. In connection with recovery locks in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the fixed payment amount of the recovery lock (minus any amounts owed to the Fund, if applicable). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.

Correlation Risk for Certain Funds. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain Funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i)

the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. For the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, these factors include the possibility that the Fund’s commodity derivatives positions may have different roll dates, reset dates or contract months than those specified in a particular commodity index.

A Note on the PIMCO StocksPLUS® Short Fund.  The PIMCO StocksPLUS® Short Fund will generally benefit when the value of the Fund’s associated index is declining and will generally not perform well when the index is rising, a result that is different from traditional mutual funds. Under certain conditions, even if the value of a Fund’s associated index is declining (which could be beneficial to a short strategy), this could be offset by declining values of the Fund’s holdings of Fixed Income Instruments. Conversely, it is possible that rising fixed income securities prices could be offset by a rising index (which could lead to losses in a short strategy). In either scenario, the Fund may experience losses. In a market where the value of the Fund’s associated index is rising and its Fixed Income Instrument holdings are declining, the Fund may experience substantial losses.

However, although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of its associated index, Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of its associated index, and the degree of variation could be substantial, particularly over longer periods. Because the value of the Fund’s derivatives short positions move in the opposite direction from the value of the Fund’s associated index every day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund’s performance attributable to those positions, to be either greater than or less than the inverse of the index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the results of PIMCO’s active management of the Fund, including the combination of income and capital gains or losses derived from the Fixed Income Instruments held by the Fund and the ability of the Fund to reduce or limit short exposure, may result in an imperfect inverse correlation between the performance of the Fund’s associated index and the performance of the Fund. As noted above, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation.

Carbon Equivalent Emissions Allowances.      Each of the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund® may trade derivative instruments on carbon equivalent emissions allowances (“EUAs”) eligible for trading under the European Union Emissions Trading Scheme. The derivative instruments on EUAs will be subject to the risks associated with trading EUAs directly. Those risks are substantial, including possibly illiquid and volatile trading markets, changing supply and demand for EUAs which may be impacted by changes in economic growth, output, efficiency measures undertaken by affected industries and possible new technology for curbing carbon emissions, changes in the European Commission’s regulation of carbon emissions, changes in oil and gas prices, shifting weather patterns, the continued willingness of parties to continue to observe the carbon emissions limitations and other restrictions, and other possible actions undertaken by the global community in response to the perceived dangers of climate change caused by greenhouse gases.

Synthetic Equity Swaps.  Certain Underlying PIMCO Funds may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Underlying PIMCO Fund will either pay or receive the net amount. The Underlying PIMCO Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

Risk of Potential Government Regulation of Derivatives.  It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using certain instruments. These risks may be particularly acute for those Funds, such as the PIMCO CommoditiesPLUS® Strategy and PIMCO CommodityRealReturn Strategy Fund®, that make extensive use of commodity-related derivative instruments in seeking to achieve their investment objectives.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and full scope of the impact of the Dodd-Frank Act on any of the Funds. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated thereunder may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Structured Products

The Funds may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund, except for the PIMCO CommoditiesPLUS® Strategy Fund, and PIMCO CommodityRealReturn Strategy Fund®, will not invest more than 5% of its total assets in a combination of credit-linked securities or commodity-linked notes.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Equity-Linked Securities and Equity-Linked Notes. A Fund may invest a portion of its assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.

An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

Bank Capital Securities

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of common and non-cumulative preferred stock. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.

Trust Preferred Securities

The Funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, PIMCO will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

As a result of trust preferred securities being phased out of Tier I and Tier II capital of banking organizations, a Fund’s ability to invest in trust preferred securities may be limited. This may impact a Fund’s ability to achieve its investment objective.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds and Municipal Funds) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV), determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds and the Municipal Funds) may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each of the Funds (except for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, a Fund will segregate or “earmark” liquid assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Standby Commitment Agreements

The Funds and Underlying PIMCO Funds may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Fund or Underlying PIMCO Fund receives a commitment fee based upon a percentage of the purchase price of the security. The Fund or Underlying PIMCO Fund receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Fund or Underlying PIMCO Fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A Fund or Underlying PIMCO Fund will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Fund’s or Underlying PIMCO Fund’s net asset value, on the date on which the security can reasonably be expected to be issued.

Infrastructure Investments

Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.

Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally, an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government’s level of support or involvement with an infrastructure entity.

Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.

Infrastructure projects or assets may also be subject to operational risks, including the project manager’s ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project’s equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.

An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.

Short Sales

Each of the Funds (except for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds), particularly the, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO StocksPLUS® Short Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund, may make short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that PIMCO determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds (except the PIMCO Total Return Fund IV) will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. The PIMCO Total Return Fund IV will limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

144A Securities

In addition to a Fund’s investments in privately placed and unregistered securities, a Fund may also invest in securities sold pursuant to Rule 144A of the 1933 Act. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market and are treated as liquid under procedures approved by the Board of Trustees. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

Regulation S Securities

A Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933 (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with a Fund’s 15% of net assets limitation on investment in illiquid securities. Furthermore, because Regulation S Securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Illiquid Securities

The Funds may invest up to 15% of their net assets in illiquid securities (5% of “total assets,” as defined in Rule 2a- 7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds). The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, repurchase agreements with remaining maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain purchased OTC options and the assets used to cover certain written OTC options and other securities whose disposition is restricted under the federal securities laws (other than instruments that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund (except the PIMCO Total Return IV Fund) may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% or the market value (plus accrued interest) of the securities loaned or 105% of the market value (plus accrued interest) of the securities loaned if the borrowed securities are principally cleared and settled outside of the U.S.; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund (including the collateral received with respect to such loans). Each Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid Fixed Income Instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Investments in Business Development Companies (“BDCs”)

Certain of the Funds may invest in BDCs, which typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs are regulated under the 1940 Act and are taxed as regulated investment companies under the Internal Revenue Code. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements. For tax purposes, BDCs generally intend to qualify for taxation as regulated investment companies. To so qualify, BDCs must satisfy certain asset diversification and source of income tests and must generally distribute at least 90% of their taxable earnings as dividends. Under the 1940 Act, BDCs are also required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed decision. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.

Investments in Underlying PIMCO Funds

The PIMCO Funds of Funds invest substantially all or a significant portion of their assets in Underlying PIMCO Funds. Please see the “Principal Investment Strategies” section in the Prospectuses for a description of the asset allocation strategies and general investment policies of each Fund. In some cases, the PIMCO Funds of Funds and Affiliated Funds of Funds may be the predominant or sole shareholders of a particular Underlying PIMCO Fund. As noted above, investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds.

For instance, the PIMCO Funds of Funds and Affiliated Funds of Funds may purchase and redeem shares of an Underlying PIMCO Fund as part of a reallocation or rebalancing strategy, which may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains.

Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds’ investment flexibility.

Investments in Exchange-Traded Funds (“ETFs”)

Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ.

Social Investment Policies

The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities (“Socially-Restricted Issuers”). Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO. PIMCO’s determination of Socially-Restricted Issuers at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, PIMCO may rely upon, among other things, information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

Additionally, the PIMCO Low Duration Fund III and the PIMCO Total Return Fund III will not, as a matter of non-fundamental operating policy, invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (“Sudan-Related Issuers”). In applying the policy noted in the prior sentence, PIMCO will not invest directly in companies who own or control property or assets in Sudan; have employees or facilities in Sudan; provide goods or services to companies domiciled in Sudan; obtain goods or services from Sudan; have distribution agreements with companies domiciled in Sudan; issue credits or loans to companies domiciled in Sudan; or purchase goods or commercial paper issued by the Government of Sudan. In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not invest in derivative instruments where the counterparties to such transactions are themselves either Socially-Restricted Issuers or Sudan-Related Issuers (each a “SRI” and collectively “SRIs”). PIMCO’s determination of whether a counterparty is a SRI at any given time will be based upon PIMCO’s good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available. PIMCO anticipates that it will review all counterparties periodically to determine whether any qualify as a SRI at that time, but will not necessarily conduct such reviews at the time a Fund enters into a transaction. This could cause a Fund to enter into a transaction with a SRI counterparty. In such cases, upon the determination that a counterparty is a SRI, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III, as applicable, will use reasonable efforts to divest themselves of the applicable investment and may incur a loss in doing so. The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not invest in derivative instruments whose returns are based, in whole, on securities issued by SRIs. With respect to investments in derivative instruments that are based only in part on securities issued by SRIs, including, but not limited to, credit default swaps on an index of securities, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III may be obligated to take possession of the underlying securities in certain circumstances. In such cases, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III, as applicable, will use reasonable efforts to divest themselves of these securities and may incur a loss in doing so.

Because the PIMCO Low Duration Fund III and the PIMCO Total Return Fund III adhere to the social investment policies described above, these Funds may be required to forego certain investment opportunities and their associated returns.

Investments in the Wholly-Owned Subsidiaries

Investments in the Commodities Subsidiaries are expected to provide the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO TRENDS Managed Futures Strategy Fund, respectively, with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and IRS revenue rulings, as discussed below under “Taxation.” Investments in the CSF Subsidiary are expected to provide the PIMCO Capital Securities and Financials Fund with exposure to Regulation S securities. The Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors. The PIMCO CommoditiesPLUS® Strategy Fund is the sole shareholder of the CPS Subsidiary, and it is not currently expected that shares of the CPS Subsidiary will be sold or offered to other investors. The PIMCO CommodityRealReturn Strategy Fund® is the sole shareholder of the CRRS Subsidiary, and it is not currently expected that shares of the CRRS Subsidiary will be sold or offered to other investors. The PIMCO Global Multi-Asset Fund is the sole shareholder of the GMA Subsidiary, and it is not currently expected that shares of the GMA Subsidiary will be sold or offered to other investors. The PIMCO Inflation Response Multi-Asset Fund is the sole shareholder of the IRMA Subsidiary, and it is not currently expected that shares of the IRMA Subsidiary will be sold or offered to other investors. The PIMCO TRENDS Managed Futures Strategy Fund is the sole shareholder of the MF Subsidiary, and it is not currently expected that shares of the MF Subsidiary will be sold or offered to other investors. The PIMCO Capital Securities and Financials Fund is the sole shareholder of the CSF Subsidiary, and it is not currently expected that shares of the CSF Subsidiary will be sold or offered to other investors.

It is expected that the Commodities Subsidiaries will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO TRENDS Managed Futures Strategy Fund may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market then commodity index-linked notes, each Fund’s investment in its Subsidiary will likely increase. The Commodities Subsidiaries will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the respective Subsidiary’s derivatives position. To the extent that each of the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn StrategyFund®, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and/or PIMCO TRENDS Managed Futures Strategy Fund invests in its respective Commodities Subsidiary, such Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectuses and this Statement of Additional Information.

It is expected that the CSF Subsidiary will invest primarily in newly-issued Regulation S securities, backed by a portfolio of Fixed Income Instruments. The PIMCO Capital Securities and Financials Fund will gain exposure to these instruments indirectly by investing in the CSF Subsidiary. To the extent the PIMCO Capital Securities and Financials Fund invests in the CSF Subsidiary, the PIMCO Capital Securities and Financials Fund may be subject to the risks associated with those newly-issued Regulation S securities, which are discussed elsewhere in the applicable Prospectus and this Statement of Additional Information.

While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectuses and this Statement of Additional Information, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO Capital Securities and Financials Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO TRENDS Managed Futures Strategy Fund and/or the Subsidiaries to operate as described in the applicable Prospectuses and this Statement of Additional Information and could negatively affect the Funds and their shareholders.

In May 2014, the Board of Trustees granted PIMCO the authority to establish and terminate wholly-owned subsidiaries of the Funds to implement certain trading strategies, hold certain investments or for other reasons.

Government Intervention in Financial Markets

Instability in the financial markets during and after the 2008-2009 financial downturn has led the U.S. Government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

In July 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act (“Rule 2a-7 Amendments”), to adopt several reforms. First, the Rule 2a-7 Amendments allow (or, in certain circumstances, require) a money market fund to impose liquidity fees, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period, when a fund’s liquidity levels fall below certain thresholds. Second, the Rule 2a-7 Amendments require institutional prime money market funds that do not qualify as “retail” or “government” money market funds (as defined in the Rule 2a-7 Amendments) to transact fund shares based on a market-based NAV (i.e., these funds will be required to float their NAVs). “Government” money market funds will be permitted to transact fund shares at an NAV calculated using the amortized cost valuation method. Additionally, the Rule 2a-7 Amendments impose new disclosure and reporting requirements as well as enhanced portfolio diversification requirements. The amendments have staggered compliance dates. Compliance with a majority of the Rule 2a-7 Amendments will be required on October 14, 2016, two years after the effective date for the Rule 2a-7 Amendments. The degree to which a money market fund will be impacted by the Rule 2a-7 Amendments will depend upon the type of fund (institutional, retail or government) and type of investors (retail or institutional). At this time, management is evaluating the potential impact of the Rule 2a-7 Amendments on the PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund.

Temporary Investment

If PIMCO believes that economic or market conditions are unfavorable to investors, PIMCO may temporarily invest up to 100% of a Fund’s assets in certain defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As discussed in this Statement of Additional Information, a Fund may also invest in affiliated money market and/or short-term bond funds for temporary cash management purposes.

Increasing Government Debt

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility, particularly if other rating agencies similarly lower their ratings on the U.S. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by a sovereign credit rating downgrade. Moreover, additional credit rating downgrades of U.S. sovereign debt or of U.S. government-sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes. This could adversely affect the value of the Funds’ investments.

Inflation and Deflation

The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation decreases the present value of money. A Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce Fund performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of a Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act could materially impact the profitability of the Funds and the value of assets they hold, expose the Funds to additional costs, require changes to investment practices, and adversely affect the Funds’ ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading may negatively impact fixed income market making capacity and could, therefore, result in reduced liquidity in fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Funds’ ability to pursue their investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Liquidation of Funds

The Board of Trustees of the Trust may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Fund Operations

Operational Risk.  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

Cyber Security Risk.  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties) or issuers that a Fund invests in can also subject a Fund to many of the same risks associated with direct cyber security breaches. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cyber security systems of issuers or third party service providers. The Funds and their shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment objective of each of the following Funds, as set forth in the Prospectuses under the heading “Investment Objective,” together with the investment restrictions set forth below, is a fundamental policy of that Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund:

PIMCO All Asset Fund	PIMCO Moderate Duration Fund
PIMCO California Intermediate Municipal Bond Fund	PIMCO Money Market Fund
PIMCO CommodityRealReturn Strategy Fund®	PIMCO Mortgage-Backed Securities Fund
PIMCO Diversified Income Fund	PIMCO Municipal Bond Fund
PIMCO Emerging Markets Bond Fund	PIMCO New York Municipal Bond Fund
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PIMCO Real Return Asset Fund
PIMCO Global Bond Fund (Unhedged)	PIMCO Real Return Fund
PIMCO GNMA Fund	PIMCO Short Duration Municipal Income Fund
PIMCO High Yield Fund	PIMCO Short-Term Fund
PIMCO Investment Grade Corporate Bond Fund	PIMCO StocksPLUS® Fund
PIMCO Long-Term U.S. Government Fund	PIMCO StocksPLUS® Absolute Return Fund
PIMCO Low Duration Fund	PIMCO Total Return Fund
PIMCO Low Duration Fund II	PIMCO Total Return Fund II
PIMCO Low Duration Fund III	PIMCO Total Return Fund III

1.

A Fund (except the PIMCO Capital Securities and Financials Fund) may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the PIMCO Money Market Fund may concentrate its investments in securities or obligations issued by U.S. banks). The PIMCO Capital Securities and Financials Fund will concentrate its investments in a group of industries related to banks.

2.

A Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer (this investment restriction is not applicable to the PIMCO California Municipal Bond, PIMCO CommoditiesPLUS® Strategy, PIMCO Emerging Local Bond, PIMCO Emerging Markets Currency, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Bond (Unhedged), PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO Inflation Response Multi-Asset Fund, PIMCO Mortgage Opportunities, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO RealPathTM 2045 and PIMCO TRENDS Managed Futures Strategy Funds). For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

3.

A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

4.

A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs (This investment restriction is not applicable to the PIMCO CommoditiesPLUS® Strategy, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds). This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the PIMCO Global Bond Fund (U.S. Dollar-Hedged), but see non-fundamental restriction “6”).

5.

A Fund may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6.	A Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.

A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

8.

Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

9.

The PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond and PIMCO Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.

10.

The PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond and PIMCO California Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from both federal income tax and California income tax.

11.

The PIMCO New York Municipal Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.

For purposes of Fundamental Investment Restrictions No. 9, 10 and 11, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets, plus the amount of any borrowings for investment purposes.

Non-Fundamental Investment Restrictions

Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities.

1.

A Fund may not invest more than 15% of its net assets (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) taken at market value at the time of the investment in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements with remaining maturities of more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act, as amended, and certain other securities and instruments PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

2.

A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

3.

The PIMCO Mortgage Opportunities Fund may invest up to 10% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities. Each other Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest up to 5% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities. The 5% and 10% limitations described in this restriction are considered Elective Investment Restrictions (as defined below) for purposes of a Fund’s acquisition through a Voluntary Action (as defined below).

4.

Each of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) and the PIMCO Total Return Fund IV may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

5.

A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

6.	The PIMCO Global Bond Fund (U.S. Dollar-Hedged) may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.

In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days’ notice to shareholders:

1.	The PIMCO GNMA Fund will invest, under normal circumstances, at least 80% of its assets in GNMA investments.

2.	Each of the PIMCO Mortgage Opportunities and the PIMCO Mortgage-Backed Securities Funds will invest, under normal circumstances, at least 80% of its assets in mortgage investments.

3.	The PIMCO Investment Grade Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in investment grade corporate bond investments.

4.	Each of the PIMCO High Yield and PIMCO High Yield Spectrum Funds will invest, under normal circumstances, at least 80% of its assets in high yield investments.

5.	The PIMCO Long-Term U.S. Government Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.

6.	Each of the PIMCO Global Bond (Unhedged) and PIMCO Global Bond (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in bond investments.

7.	Each of the PIMCO Foreign Bond (Unhedged) and PIMCO Foreign Bond (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.

8.	The PIMCO Emerging Markets Bond Fund will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.

9.	The PIMCO Floating Income Fund will invest, under normal circumstances, at least 80% of its assets in investments that effectively enable the Fund to achieve a floating rate of income.

10.

The PIMCO Emerging Markets Currency Fund will invest under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries.

11.

The PIMCO Emerging Local Bond Fund will invest under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets.

12.	Each of the PIMCO Unconstrained Bond and PIMCO Unconstrained Tax Managed Bond Funds will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.

13.	The PIMCO Global Advantage® Strategy Bond Fund will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.

14.	The PIMCO Government Money Market Fund will invest, under normal circumstances, at least 80% of its assets in U.S. government securities.

15.	The PIMCO Treasury Money Market Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Treasury securities.

16.	Each of the PIMCO Credit Absolute Return and PIMCO Long-Term Credit Funds will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instruments investments.

17.

The PIMCO Emerging Markets Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in corporate Fixed Income Instruments that are economically tied to emerging market countries.

18.

The PIMCO Senior Floating Rate Fund will invest, under normal circumstances, at least 80% of its assets in senior debt investments that effectively enable the Fund to achieve a floating rate of income.

19.

The PIMCO Emerging Markets Full Spectrum Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments economically tied to emerging market countries and 80% of its assets in Fixed Income Instruments, which may be represented by direct or indirect (through an Acquired Fund) investments.

20.

The PIMCO Capital Securities and Financials Fund will invest, under normal circumstances, at least 80% of its assets in securities issued by financial institutions, which may include securities issued for purposes of satisfying the financial institution’s regulatory capital requirements.

For purposes of these policies, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes. In addition, for purposes of these policies, investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Further, for purposes of these policies, a Fund may “look through” a repurchase agreement to the collateral underlying the agreement (typically, government securities), and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral. For purposes of these policies, the term “convertible investments” includes synthetic convertible securities created by PIMCO and those created by other parties such as investment banks.

In addition, for purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Fund will count certain derivative instruments, such as interest rate swaps, credit default swaps in which the Fund is buying protection, options on swaps, and Eurodollar futures, at market value in aggregating the Fund’s relevant investments providing exposure to the type of investments, industries, countries or geographic regions suggested by the Fund’s name because the exposure provided by these instruments is not equal to the full notional value of the derivative. With regard to other derivatives, such as futures, forwards, total return swaps, and credit default swaps in which the Fund is selling protection, the Fund will count the full notional value of the derivative in aggregating the Fund’s relevant investments providing exposure to the type of investments, industries, countries or geographic regions suggested by the Fund’s name because the Fund’s exposure to the underlying asset is equal to the notional value. For purposes of other investment policies and restrictions, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Currency Hedging. The Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except for the PIMCO Capital Securities and Financials Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Diversified Income Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Floating Income Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Fund (Unhedged), PIMCO Global Multi-Asset Fund, PIMCO Income Fund, PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund, PIMCO RAE Worldwide Long/Short PLUS Fund, PIMCO RealPathTM Income Fund, PIMCO RealPathTM 2020 Fund, PIMCO RealPathTM 2030 Fund, PIMCO RealPathTM 2040 Fund, PIMCO RealPathTM 2050 Fund, PIMCO RealPathTM 2055 Fund, PIMCO Senior Floating Rate Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Short Fund, PIMCO StocksPLUS® Small Fund, PIMCO Tax Managed Real

Return Fund, PIMCO Total Return Fund IV, PIMCO TRENDS Managed Futures Strategy Fund, PIMCO Unconstrained Bond Fund, and PIMCO Unconstrained Tax Managed Bond Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. In addition:

•	The PIMCO Multi-Strategy Alternative Fund and PIMCO TRENDS Managed Futures Strategy Fund may each obtain foreign currency exposure without limitation.

•	The PIMCO Emerging Markets Full Spectrum Bond Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20%-80% of its total assets.

•

Each of the PIMCO Unconstrained Bond Fund and PIMCO Unconstrained Tax Managed Bond Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.

•

Each of the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO StocksPLUS® Absolute Return Fund and PIMCO StocksPLUS® Short Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. In addition, each of these Funds will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. Further, each of these Funds will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets.

•

With respect to the AR Bond Alpha Strategy (as defined in the Prospectus), each of the PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. In addition, with respect to the AR Bond Alpha Strategy, each of these Funds will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. Further, with respect to the AR Bond Alpha Strategy, each of these Funds will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets.

•

With respect to the AR Bond Alpha Strategy, the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund will normally limit its foreign currency exposure from non-U.S. dollar-denominated Fixed Income Instruments to 35% of its total assets, but may gain foreign currency exposure beyond this limit through other securities and instruments. In addition, with respect to the AR Bond Alpha Strategy, the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund will normally limit its exposure (from non-U.S. dollar-denominated Fixed Income Instruments) to each non-U.S. currency to 10% of its total assets. Further, with respect to the AR Bond Alpha Strategy, the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets.

•

With respect to its fixed income investments, each of the PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) and PIMCO StocksPLUS® Small Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. In addition, with respect to its fixed income investments, each of these Funds will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. Further, with respect to its fixed income investments, each of these Funds will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets.

•	The PIMCO Inflation Response Multi-Asset Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets.

•

Each of the PIMCO Capital Securities and Financials Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Income Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.

•	The PIMCO High Yield Spectrum Fund will normally limit its currency exposure to within 10% (plus or minus) of the Fund’s benchmark index.

•	The PIMCO Senior Floating Rate Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.

•	The PIMCO Tax Managed Real Return Fund will normally limit its non-U.S. dollar-denominated securities exposure to 5% of its total assets.

•	The PIMCO Total Return Fund IV will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.

There can be no assurance that currency hedging techniques will be successful. All percentage limitations described in this paragraph are considered Elective Investment Restrictions (as defined below) for purposes of a Fund’s acquisition through a Voluntary Action (as defined below).

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except for the PIMCO Global Bond Fund (U.S. Dollar-Hedged)), such excess shall be subject to the 300% asset coverage requirement.

As noted above, a Fund may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, a Fund covers its commitment under such transactions by segregating or “earmarking” assets determined in accordance with procedures adopted by the Board of Trustees. In addition to covering such commitments in the manner described above, with respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund is permitted to segregate or “earmark” liquid assets equal to a Fund’s daily marked-to-market net obligation under the instrument, if any, rather than the instrument’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By doing so, such instruments will not be considered a “senior security” by the Fund. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under forwards or derivatives that are required to cash settle, a Fund will have the ability to utilize such instruments to a greater extent than if a Fund were required to segregate or earmark liquid assets equal to the full notional value of the instrument.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid. However, the staff of the SEC has also taken the position that the determination of whether a particular instrument is liquid should be made under guidelines and standards established by a fund’s board of trustees. The SEC staff has provided examples of factors that may be taken into account in determining whether a particular instrument should be treated as liquid. Pursuant to policies adopted by the Funds’ Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Fund may be treated as liquid under certain circumstances, such as when PIMCO has the contractual right to terminate or close out the OTC option on behalf of a Fund within seven days. These policies are not fundamental policies of the Funds and may be changed or modified by the Board of Trustees without the approval of shareholders, provided that any such change or modification will be consistent with applicable positions of the SEC staff.

The Funds interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Funds’ industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries. With respect to investments in Underlying PIMCO Funds by the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and the PIMCO RealPathTM Funds, the Trust takes the position that investments in Underlying PIMCO Funds are not considered an investment in a particular industry, and portfolio securities held by an Underlying PIMCO Fund in which these Funds may invest are not considered to be securities purchased by these Funds for purposes of the Trust’s policy on concentration.

A Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

For purposes of applying the Funds’ policy with respect to diversification under Fundamental Investment Restriction 2, above, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer of the security. Therefore, the Funds’ policy with respect to diversification does not limit the percentage of a Fund’s assets that may be invested in securities insured by a single bond insurer.

The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments and to permit the PIMCO CommoditiesPLUS® Strategy, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds to make direct investments in commodities.

The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Funds may enter into transactions among themselves with respect to the investment of daily cash balances of the Funds in shares of affiliated money market and/or short-term bond funds, as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for a comparable loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time of investment. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. With respect to the PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund, a First Tier Security (as defined in Rule 2a-7 under the 1940 Act) rated in the highest short-term category by three or more rating agencies at the time of purchase that subsequently receives a rating below the highest rating category from one of those rating agencies or a different rating agency may continue to be considered a First Tier Security.

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action.

A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Funds will test for compliance with Elective Investment Restrictions at the time of a Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.

Certain of the Funds have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses). Pursuant to the discretion of PIMCO and a Fund’s sub-adviser, if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Board of Trustees (the “Board”) has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Leadership Structure and Risk Oversight Function

The Board is currently composed of eight Trustees, six of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities.

Brent R. Harris, a Managing Director of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Oversight Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the fund complex; and the management, distribution and other service arrangements of each Fund, the Trust and the fund complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Qualifications of the Trustees

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	177	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	152	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	152	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	177	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	152	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	152	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	177	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	152	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

(1)	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.
(*)	The information for the individuals listed is as of June 30, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. With the exception of Messrs. Hodge and Parker, each Trustee has significant experience as a Trustee of the Trust and has served for several years as a Trustee for other funds in the same fund complex as the Trust. The Board has taken into account each Trustee’s commitment to the Board and participation in Board and committee meetings throughout his tenure on the Board. The following is a summary of qualifications, experiences and skills of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Harris’s position as a Managing Director of PIMCO and, formerly, as a Member of its Executive Committee give him valuable experience with the day-to-day management of the operation of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.

Mr. Hodge’s position as Chief Executive Officer and a Managing Director of PIMCO, as well as his former position as Chief Operating Officer of PIMCO, and his position as a Member of the Global Executive Committee of Allianz Asset Management of America L.P. (“Allianz Asset Management”) give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser, which enable him to provide essential management input to the Board.

Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the chief financial officer, treasury, accounting and audit functions of the corporation. He also served as the general manager of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation.

Mr. Cannon has experience as the proprietor of a private equity investment firm and as president of a nonprofit entity. His qualifications also include past participation on the board of PIMCO Funds Multi-Manager Series (now known as Allianz Funds). Mr. Cannon also has prior experience as a board member of a public company.

Ms. Dunbar has prior financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies.

Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the company’s corporate real estate and legal departments.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has valuable experience from his service on the board of trustees of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President — Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976) Vice President—Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2015.
(†)

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee that are in the same family of investment companies as the Trust, as of December 31, 2014 (as of January 15, 2015 for Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar).

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies

Interested Trustees

Brent R. Harris	PIMCO All Asset Fund	Over $100,000	Over $100,000

	PIMCO All Asset All Authority Fund	Over $100,000

	PIMCO CommodityRealReturn Strategy Fund®	$10,001 - $50,000

	PIMCO Emerging Markets Bond Fund	$50,001 - $100,000

	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	$50,001 - $100,000

	PIMCO Money Market Fund	Over $100,000

	PIMCO Mortgage Opportunities Fund	Over $100,000

	PIMCO RAE Fundamental Advantage PLUS Fund	Over $100,000

	PIMCO RAE Fundamental PLUS EMG Fund	Over $100,000

	PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	Over $100,000

	PIMCO Real Return Asset Fund	Over $100,000

	PIMCO Real Return Fund	$1 - $10,000

	PIMCO RealEstateRealReturn Strategy Fund	Over $100,000

	PIMOC RealPath 2040 Fund	Over $100,000

	PIMCO Senior Floating Rate Fund	Over $100,000

	PIMCO Short Asset Investment Fund	$1 - $10,000

	PIMCO StocksPLUS® Short Fund	Over $100,000

	PIMCO Total Return Fund	Over $100,000

Douglas M. Hodge	PIMCO All Asset Fund	Over $100,000	Over $100,000

	PIMCO All Asset All Authority Fund	Over $100,000

	PIMCO Emerging Markets Bond Fund	$10,001 - $50,000

	PIMCO Global Multi-Asset Fund	Over $100,000

	PIMCO High Yield Fund	Over $100,000

	PIMCO Mortgage-Backed Securities Fund	$1 - $10,000

	PIMCO Real Return Fund	Over $100,000

	PIMCO Short Asset Investment Fund	Over $100,000

	PIMCO StocksPLUS® Fund	Over $100,000

	PIMCO Total Return Fund	Over $100,000

Independent Trustees

George E. Borst	PIMCO Low Duration Fund	Over $100,000	Over $100,000

	PIMCO Short Duration Municipal Income Fund	Over $100,000

	PIMCO Total Return Fund	Over $100,000

E. Philip Cannon	PIMCO All Asset Fund	Over $100,000	Over $100,000

	PIMCO All Asset All Authority Fund	Over $100,000

	PIMCO RAE Fundamental PLUS Fund	$10,001 - $50,000

	PIMCO Income Fund	$10,001 - $50,000

Jennifer Holden Dunbar	None	None	None

Gary F. Kennedy	PIMCO All Asset Fund	Over $100,000	Over $100,000

Peter B. McCarthy	None	None	Over $100,000

Ronald C. Parker	PIMCO All Asset All Authority Fund	Over $100,000	Over $100,000

	PIMCO Total Return Fund	$50,001 - $100,000

The table below sets forth, to the best of the Trust’s knowledge, the approximate percentage of applicable classes of Funds owned by the Trust’s Officers and Trustees, as a group, as of July 2, 2015.

Fund	Class	Percent
PIMCO Money Market Fund	Institutional	6.06%
PIMCO Mortgage Opportunities Fund	Institutional	1.07%

To the best of the Trust’s knowledge, as of July 2, 2015, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each class of each Fund not listed in the above table.

Trustee Ownership of the Investment Adviser and Principal Underwriter, and Their Control Persons

No independent Trustee (or his immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2014.

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

George E. Borst	None	None	None	None	None

E. Philip Cannon	None	None	None	None	None

Jennifer Holden Dunbar	None	None	None	None	None

Gary F. Kennedy	None	None	None	None	None

Peter B. McCarthy	None	None	None	None	None

Ronald C. Parker	None	None	None	None	None

No independent Trustee or immediate family member has during the two most recently completed calendar years had any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust). No independent Trustee or immediate family member has during the two most recently completed calendar years had any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000, with:

●	the Funds;

●	an officer of the Funds;

●

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

●

an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

●	the investment adviser or principal underwriter of the Funds;

●	an officer of the investment adviser or principal underwriter of the Funds;

●	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or

●	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

With respect to the persons listed in the bullet points above, no independent Trustee or immediate family member has during the two most recently completed calendar years had any direct or indirect relationship, the value of which exceeds $120,000, wherein the relationship included:

1.	Payments for property or services to or from any such person;

2.	Provision of legal services to any such person;

3.	Provision of investment banking services to any such person; and

4.	Any consulting or other relationship that is substantially similar in nature and scope to the relationships listed in (i) through (iii) above.

Standing Committees

The Committee membership for each Committee is listed as of August 11, 2015. However, the members of any Committee may be changed by the Board of Trustees from time to time. The Trust has a standing Audit Committee that consists of Messrs. Borst, Cannon, Kennedy, McCarthy and Parker (Chair) and Ms. Dunbar. The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting a liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2015, there were 6 meetings of the Audit Committee.

The Board of Trustees has formed a Valuation Oversight Committee who has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Trust’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Oversight Committee consists of Messrs. Borst, Cannon, Harris, Hodge, Kennedy (co-lead), McCarthy (co-lead) and Parker and Ms. Dunbar. During the fiscal year ended March 31, 2015, there were 12 meetings of the Valuation Committee (the predecessor committee to the Valuation Oversight Committee).

The Trust also has a Governance Committee, which currently consists of Messrs. Borst (Chair), Cannon, Harris, Hodge, Kennedy, McCarthy and Parker and Ms. Dunbar and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee that are Independent Trustees (Messrs. Borst (Chair), Cannon, Kennedy, McCarthy and Parker and Ms. Dunbar) vote on the nomination of Independent Trustee candidates.

The Governance Committee has a policy in place for considering trustee candidates recommended by shareholders. The Governance Committee may consider potential trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

During the fiscal year ended March 31, 2015, there were 7 meetings of the Governance Committee.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall the effectiveness of the Board. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2015.

Name and Position	Aggregate Compensation from Trust[1,2]	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[3]

George Borst, Trustee [4]	$16,860	N/A	$25,000

E. Philip Cannon, Trustee	$217,750	N/A	$440,550

Jennifer Holden Dunbar, Trustee [4]	$16,860	N/A	$25,000

Gary F. Kennedy, Trustee [4]	$16,860	N/A	$25,000

Peter B. McCarthy, Trustee [4]	$16,860	N/A	$140,475

Ronald C. Parker, Trustee	$239,000	N/A	$367,300

(1)            For their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250. Effective May 11, 2015, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $750 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional retainer of $8,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $4,250. For his services to PIMCO Funds for the Trust’s fiscal year ended March 31, 2015, J. Michael Hagan received $219,250 in aggregate compensation from the Trust and $338,800 in total compensation from the Trust and Fund Complex.

(2)            The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2015.

(3)            During the one-year period ending March 31, 2015, Messrs. Cannon and Parker also served as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company, and Messrs. Cannon and Parker also served as a Trustee of PIMCO ETF Trust, a registered open-end management investment company.

(4)            Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar joined the Board of Trustees on April 20, 2015.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,500.

For their services to PIMCO ETF Trust, each Trustee, who is unaffiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250.

For their services to PIMCO Equity Series, Messrs. Cannon and McCarthy receive an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $7,500 and each other committee chair received an additional annual retainer of $750.

For their services to PIMCO Equity Series VIT, Messrs. Cannon and McCarthy receive an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair received an additional annual retainer of $250.

Investment Adviser

PIMCO, a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO also serves as investment adviser to the Subsidiaries. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $1.52 trillion of assets under management as of June 30, 2015.

PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

PIMCO has engaged Research Affiliates, LLC (“Research Affiliates”), a California limited liability company, to serve as asset allocation sub-adviser to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund pursuant to separate asset allocation sub-advisory agreements (“Asset Allocation Sub-Advisory Agreements”) and as sub-adviser to the PIMCO Multi-Strategy Alternative, PIMCO RAE Fundamental Advantage PLUS, PIMCO RAE Fundamental PLUS, PIMCO RAE Fundamental PLUS EMG, PIMCO RAE Fundamental PLUS International, PIMCO RAE Fundamental PLUS Small, PIMCO RAE Low Volatility PLUS, PIMCO RAE Low Volatility PLUS EMG, PIMCO RAE Low Volatility PLUS International, PIMCO RAE Worldwide Fundamental Advantage PLUS and PIMCO RAE Worldwide Long/Short PLUS Funds, pursuant to a separate sub-advisory agreement (“RAFI® Sub-Advisory Agreement”). Research Affiliates was organized in March 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, California, 92660.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. As of December 31, 2014, PIMCO had third-party assets under management of € 1,053 bn.

The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of John C. Maney.

There are currently no significant institutional shareholders of Allianz SE. Absent an SEC exemption or other regulatory relief, the Funds generally are precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Advisor or the Sub-Adviser, and the Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Funds’ ability to utilize the affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or the Funds’ overall performance.

Advisory Agreements

The Funds pay for the advisory and supervisory and administrative services they require under what is essentially an all-in fee structure.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage,” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

As discussed in “Investment Objectives and Policies” above, the PIMCO Capital Securities and Financials Fund may pursue its investment objective by investing in the CSF Subsidiary, the PIMCO CommoditiesPLUS® Strategy Fund may pursue its investment objective by investing in the CPS Subsidiary, the PIMCO CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the CRRS Subsidiary, the PIMCO Global Multi-Asset Fund may pursue its investment objective by investing in the GMA Subsidiary, the PIMCO Inflation Response Multi-Asset Fund may pursue its investment objective by investing in the IRMA Subsidiary and the PIMCO TRENDS Managed Futures Strategy Fund may pursue its investment objective by investing in the MF Subsidiary. The Subsidiaries have each entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiaries (the “Subsidiary Advisory Contracts”). In consideration of these services, each Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Capital Securities and Financials Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CSF Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CSF Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CPS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CPS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the IRMA Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the IRMA Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO TRENDS Managed Futures Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the MF Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the MF Subsidiary is in place.

The Subsidiary Advisory Contracts will continue in effect until terminated. The Subsidiary Advisory Contracts are each terminable by either party thereto, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event: (i) it is “assigned” by PIMCO (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)); or (ii) the Advisory Contract between the Trust, acting for and on behalf of the PIMCO Capital Securities and Financials Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and/or PIMCO TRENDS Managed Futures Strategy Fund, as applicable, and PIMCO is terminated.

PIMCO employs Research Affiliates to provide asset allocation services to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund pursuant to separate Asset Allocation Sub-Advisory Agreements. Under each Asset Allocation Sub-Advisory Agreement, Research Affiliates is responsible for recommending how the assets of the Funds are allocated and reallocated from time to time among the Underlying PIMCO Funds. The Funds indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying PIMCO Funds in which the Funds invest. Research Affiliates is not compensated directly by the PIMCO All Asset Fund or PIMCO All Asset All Authority Fund, but is paid by PIMCO. Under the terms of each Asset Allocation Sub-Advisory Agreement, Research Affiliates is obligated to sub-advise the PIMCO All Asset and PIMCO All Asset All Authority Funds in accordance with applicable laws and regulations.

Each Asset Allocation Sub-Advisory Agreement will continue in effect with respect to the PIMCO All Asset Fund and the PIMCO All Asset All Authority Funds, respectively, for two years from its respective effective date, and thereafter on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. Each Asset Allocation Sub-Advisory Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned. If Research Affiliates ceases to serve as sub-adviser of the Funds, PIMCO will either assume full responsibility therefor, or retain a new asset allocation sub-adviser, subject to the approval of the Board of Trustees and, if required, the Fund’s shareholders.

PIMCO also employs Research Affiliates to provide sub-advisory services to the Funds listed below pursuant to the RAFI® Sub-Advisory Agreement. Under the RAFI® Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with each Fund’s swap-based exposure to the proprietary model portfolio or portfolios listed beside such Fund’s name. More specifically, Research Affiliates will provide PIMCO, or counterparties designated by PIMCO, with the relevant proprietary model portfolio or portfolios for purposes of developing equity total return swaps based on that model portfolio or those model portfolios. Research Affiliates is not compensated directly by the Funds, but is paid by PIMCO.

Fund	Model Portfolio(s)
PIMCO RAE Fundamental Advantage PLUS Fund	RAE Fundamental US Large Model Portfolio
PIMCO RAE Fundamental PLUS EMG Fund	RAE Fundamental Emerging Markets Model Portfolio
PIMCO RAE Fundamental PLUS Fund	RAE Fundamental US Large Model Portfolio
PIMCO RAE Fundamental PLUS International Fund	RAE Fundamental International Large Model Portfolio
PIMCO RAE Fundamental PLUS Small Fund	RAE Fundamental US Small Model Portfolio
PIMCO RAE Low Volatility PLUS EMG Fund	RAE Low Volatility Emerging Markets Model Portfolio
PIMCO RAE Low Volatility PLUS Fund	RAE Low Volatility US Model Portfolio
PIMCO RAE Low Volatility PLUS International Fund	RAE Low Volatility International Model Portfolio
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	RAE Worldwide Fundamental Advantage Model Portfolio
PIMCO RAE Worldwide Long/Short PLUS Fund	RAE Low Volatility US Model Portfolio RAE Low Volatility International Model Portfolio RAE Low Volatility Emerging Markets Model Portfolio
PIMCO Multi-Strategy Alternative Fund

RAE Fundamental US Large Model Portfolio

RAE Low Volatility US Model Portfolio

RAE Low Volatility Emerging Markets Model Portfolio

RAE Low Volatility International Model Portfolio

RAE Worldwide Fundamental Advantage Model Portfolio

With respect to each Fund listed above except the PIMCO Multi-Strategy Alternative Fund, Research Affiliates is paid a fee based upon the average daily value of the net assets of each Fund. With respect to the PIMCO Multi-Strategy Alternative Fund, Research Affiliates is paid a fee based upon the average daily long only notional value of the Fund’s derivative instruments based on the model portfolios listed beside the PIMCO Multi-Strategy Alternative Fund’s name above. If any investment company, separate account, sub-advised account, other pooled vehicle or other account, which is sponsored or advised by PIMCO and sub-advised by Research Affiliates pursuant to an agreement wherein Research Affiliates is primarily responsible for the day-to-day management of the portfolio (a “PIMCO Managed Account”), including, without limitation, the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO All Asset Portfolio (a series of PIMCO Variable Insurance Trust) and PIMCO All Asset All Authority Portfolio (a series of PIMCO Variable Insurance Trust), invests in a Fund listed above, Research Affiliates shall, subject to applicable law, waive any fee to which it would be entitled under the RAFI® Sub-Advisory Agreement with respect to any assets of the PIMCO Managed Account invested in such Fund. PIMCO Managed Accounts do not include investment companies, separate accounts, sub-advised accounts, other pooled investment vehicles or other accounts for which Research Affiliates is not primarily responsible for day-to-day management of the account’s portfolio, regardless of whether Research Affiliates serves as a sub-adviser with respect to the account.

Under the terms of the RAFI® Sub-Advisory Agreement, Research Affiliates is obligated to provide advice to the Funds listed above in accordance with applicable laws and regulations. The RAFI® Sub-Advisory Agreement will continue in effect with respect to the Funds listed above for two years from its effective date, and thereafter on a yearly basis provided such continuance is approved annually with respect to each such Fund: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. The RAFI® Sub-Advisory Agreement may be terminated, without penalty, with respect to a Fund by: (i) a vote of the majority of such Fund’s outstanding voting securities; (ii) a vote of a majority of the Board of Trustees upon 60 days’ written notice; (iii) PIMCO upon 60 days’ written notice; or (iv) Research Affiliates upon 60 days’ written notice. The RAFI® Sub-Advisory Agreement will terminate automatically in the event of its assignment.

In rendering investment advisory services to the Trust, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Advisers Act (the “PIMCO Overseas Affiliates”) to provide portfolio management, research and trading services to the Trust. Under the Memorandums of Understanding (“MOUs”), each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Trust are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

Advisory Fee Rates

Each Fund either currently pays, or will pay, a monthly investment advisory fee at an annual rate based on average daily net assets of the Funds as follows:

Fund	Advisory Fee Rate
PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds	0.12%
PIMCO All Asset Fund	0.175%
PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds	0.18%
PIMCO All Asset All Authority Fund, PIMCO Municipal Bond Funds, PIMCO Real Return Limited Duration Fund, PIMCO Short Asset Investment Fund	0.20%
PIMCO California Municipal Bond Fund	0.21%
PIMCO National Intermediate Municipal Bond Fund	0.22%
PIMCO California Intermediate Municipal Bond, PIMCO Long-Term U.S. Government and PIMCO New York Municipal Bond Funds	0.225%
PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO High Yield Spectrum, PIMCO Long-Term Credit and PIMCO Real Return Asset Funds	0.30%
PIMCO StocksPLUS® Long Duration and PIMCO Mortgage Opportunities Funds	0.35%
PIMCO StocksPLUS® Absolute Return, PIMCO StocksPLUS® International (Unhedged), and PIMCO StocksPLUS® Short Funds	0.39%
PIMCO Global Advantage® Strategy Bond, PIMCO Senior Floating Rate(1) and PIMCO Unconstrained Tax Managed Bond Funds	0.40%
PIMCO Capital Securities and Financials, PIMCO Inflation Response Multi-Asset(2) and PIMCO StocksPLUS® Small Funds	0.44%
PIMCO Diversified Income, PIMCO Emerging Local Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency and PIMCO StocksPLUS® International (U.S. Dollar-Hedged) Funds	0.45%
PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy and PIMCO RealEstateRealReturn Strategy Funds	0.49%
PIMCO RealPathTM Income Fund(3)	0.50%*
PIMCO RealPathTM 2020 Fund(4)	0.53%*
PIMCO RAE Fundamental PLUS and PIMCO RAE Low Volatility PLUS Funds	0.54%
PIMCO Emerging Markets Corporate Bond(5) and PIMCO RealPathTM 2025(6) Funds	0.55%*
PIMCO RAE Fundamental PLUS International(7) and PIMCO RAE Low Volatility PLUS International Funds	0.57%
PIMCO RealPathTM 2030(8)	0.58%*
PIMCO Emerging Markets Full Spectrum Bond Fund and PIMCO RAE Fundamental PLUS Small Fund	0.59%
PIMCO Credit Absolute Return, PIMCO RealPathTM 2035(9), PIMCO RealPathTM 2040(10), and PIMCO Unconstrained Bond Fund Funds	0.60%*
PIMCO RealPathTM 2045(11), PIMCO RealPathTM 2050(11) and PIMCO RealPathTM 2055 Funds	0.62%*
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0.74%
PIMCO RAE Fundamental PLUS EMG and PIMCO RAE Low Volatility PLUS EMG Funds	0.85%
PIMCO Global Multi-Asset Fund	0.90%
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%
PIMCO Multi-Strategy Alternative Fund	1.05%
PIMCO TRENDS Managed Futures Strategy Fund	1.15%
All other Funds	0.25%

*            As the PIMCO RealPathTM Funds approach their target dates, the Funds’ investment advisory contract provides that certain PIMCO RealPathTM Funds’ advisory fee will periodically decrease over time according to set intervals. The following table provides information with respect to these and other advisory fee adjustments.

(1)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.10% to 0.40% per annum.
(2)	Effective October 1, 2015, the Fund’s Advisory Fee was reduced by 0.21% to 0.44% per annum.
(3)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.20% to 0.50% per annum.
(4)	Effective April 1, 2015, the Fund’s Advisory Fee was reduced by 0.02% to 0.53% per annum.
(5)	Effective October 1, 2015, the Fund’s Advisory Fee was reduced by 0.20% to 0.55% per annum.
(6)	Effective April 1, 2015, the Fund’s Advisory Fee was reduced by 0.03% to 0.55% per annum.
(7)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.02% to 0.57% per annum.
(8)	Effective April 1, 2015, the Fund’s Advisory Fee was reduced by 0.02% to 0.58% per annum.
(9)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.15% to 0.60% per annum.
(10)	Effective April 1, 2015, the Fund’s Advisory Fee was reduced by 0.02% to 0.60% per annum.
(11)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.18% to 0.62% per annum.

PIMCO RealPathTM Fund Advisory Fee Schedule

(stated as a percentage of the average daily net assets of each Fund taken separately)

Fund	April 1, 2020	April 1, 2025	April 1, 2030	April 1, 2035
PIMCO RealPathTM Income Fund	0.50%	0.50%	0.50%	0.50%
PIMCO RealPathTM 2020 Fund	0.50%	0.50%	0.50%	0.50%
PIMCO RealPathTM 2025 Fund	0.53%	0.50%	0.50%	0.50%
PIMCO RealPathTM 2030 Fund	0.55%	0.53%	0.50%	0.50%
PIMCO RealPathTM 2035 Fund	0.58%	0.55%	0.53%	0.50%
PIMCO RealPathTM 2040 Fund	0.60%	0.58%	0.55%	0.53%
PIMCO RealPathTM 2045 Fund	0.60%	0.60%	0.58%	0.55%
PIMCO RealPathTM 2050 Fund	0.62%	0.60%	0.60%	0.58%
PIMCO RealPathTM 2055 Fund	0.62%	0.62%	0.60%	0.60%

Advisory Fee Payments

The advisory fees paid by each Fund that was operational during the fiscal years ended March 31, 2015, 2014 and 2013 were as follows:

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013
PIMCO All Asset Fund	$57,783,634	$58,611,958	$52,958,451
PIMCO All Asset All Authority Fund	48,365,981	63,627,803	49,002,392
PIMCO California Intermediate Municipal Bond Fund	292,228	343,764	341,106
PIMCO California Municipal Bond Fund	16,451	13,101	8,174
PIMCO California Short Duration Municipal Income Fund	361,684	384,346	451,168
PIMCO CommoditiesPLUS® Strategy Fund	37,819,461	31,524,859	26,354,728
PIMCO CommodityRealReturn Strategy Fund®	75,629,053	96,572,714	119,018,338
PIMCO Credit Absolute Return Fund	10,859,165	11,776,266	1,967,830
PIMCO Diversified Income Fund	17,188,360	28,822,215	28,365,683
PIMCO Emerging Local Bond Fund	45,202,006	58,094,712	61,109,339
PIMCO Emerging Markets Bond Fund	19,651,411	30,165,330	33,573,947
PIMCO Emerging Markets Corporate Bond Fund	6,775,587	9,833,681	6,884,627
PIMCO Emerging Markets Currency Fund	27,000,136	29,356,686	30,485,901
PIMCO Emerging Markets Full Spectrum Bond Fund	2,531,357	1,238,172	2,344
PIMCO Extended Duration Fund	879,704	616,432	868,615
PIMCO Floating Income Fund	4,225,654	10,296,525	11,791,090
PIMCO Foreign Bond Fund (Unhedged)	6,045,633	8,845,986	12,849,613
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	18,356,366	15,100,597	13,190,209
PIMCO Global Advantage® Strategy Bond Fund	10,338,647	16,962,321	19,936,548
PIMCO Global Bond Fund (Unhedged)	2,013,652	2,341,051	3,013,413
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	1,232,140	1,267,982	1,152,996
PIMCO Global Multi-Asset Fund	11,103,991	29,843,704	50,457,783
PIMCO GNMA Fund	2,270,653	3,062,904	5,117,231
PIMCO Government Money Market Fund	580,028	438,395	460,630
PIMCO High Yield Fund	29,858,394	42,230,713	46,777,146
PIMCO High Yield Municipal Bond Fund	1,167,250	1,021,968	1,382,569
PIMCO High Yield Spectrum Fund	7,086,190	9,588,019	5,709,459
PIMCO Income Fund	96,280,764	72,864,902	39,301,824
PIMCO Inflation Response Multi-Asset Fund	6,987,383	4,074,945	794,107
PIMCO Investment Grade Corporate Bond Fund	14,721,011	19,249,563	22,141,965
PIMCO Long Duration Total Return Fund	12,282,815	13,688,117	15,284,949
PIMCO Long-Term Credit Fund	16,097,211	15,622,552	9,195,817
PIMCO Long-Term U.S. Government Fund	4,994,612	3,095,344	3,777,985
PIMCO Low Duration Fund	48,157,760	60,562,506	56,105,554
PIMCO Low Duration Fund II	1,368,868	1,753,644	1,711,164
PIMCO Low Duration Fund III	671,734	699,915	633,187
PIMCO Moderate Duration Fund	5,588,212	6,407,083	6,589,361

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013
PIMCO Money Market Fund	795,616	934,138	876,927
PIMCO Mortgage Opportunities Fund	4,544,794	2,682,127	358,081
PIMCO Mortgage-Backed Securities Fund	555,309	908,425	1,315,120
PIMCO Multi-Strategy Alternative Fund	32,421	N/A	N/A
PIMCO Municipal Bond Fund	1,130,899	1,154,945	1,277,727
PIMCO National Intermediate Municipal Bond Fund	93,953	59,551	14,203
PIMCO New York Municipal Bond Fund	314,420	333,240	383,046
PIMCO RAE Fundamental Advantage PLUS Fund	20,442,365	21,352,742	14,474,994
PIMCO RAE Fundamental PLUS EMG Fund	34,234,245	55,625,807	46,716,124
PIMCO RAE Fundamental PLUS Fund	21,160,515	15,646,697	5,932,044
PIMCO RAE Fundamental PLUS International Fund	11,179,506	22,940,853	17,136,438
PIMCO RAE Fundamental PLUS Small Fund	2,546,117	3,470,861	2,591,453
PIMCO RAE Low Volatility PLUS EMG Fund	38,364,785	631,386	N/A
PIMCO RAE Low Volatility PLUS Fund	4,654,860	127,687	N/A
PIMCO RAE Low Volatility PLUS International Fund	17,652,411	654,129	N/A
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	25,071,558	22,902,568	2,470,714
PIMCO RAE Worldwide Long/Short PLUS Fund	6,828,930	N/A	N/A
PIMCO Real Return Asset Fund	2,694,341	1,372,670	2,502,492
PIMCO Real Return Fund	37,140,681	46,955,239	61,490,902
PIMCO RealEstateRealReturn Strategy Fund	14,878,720	12,959,773	11,269,507
PIMCO RealPathTM 2020 Fund	649,008	593,090	475,258
PIMCO RealPathTM 2025 Fund	551,480	465,769	317,008
PIMCO RealPathTM 2030 Fund	821,828	703,896	465,994
PIMCO RealPathTM 2035 Fund	560,468	450,233	286,897
PIMCO RealPathTM 2040 Fund	722,415	636,856	447,499
PIMCO RealPathTM 2045 Fund	384,089	276,897	163,689
PIMCO RealPathTM 2050 Fund	553,770	434,834	263,769
PIMCO RealPathTM 2055 Fund	4,738	N/A	N/A
PIMCO RealPathTM Income Fund	361,144	365,753	299,827
PIMCO Senior Floating Rate Fund	9,849,714	11,576,320	7,171,509
PIMCO Short Asset Investment Fund	409,827	253,120	17,829
PIMCO Short Duration Municipal Income Fund	479,690	634,822	683,113
PIMCO Short-Term Fund	36,674,576	34,092,075	28,955,615
PIMCO StocksPLUS® Small Fund	5,940,109	5,491,324	2,109,606
PIMCO StocksPLUS® Absolute Return Fund	4,862,709	4,502,991	2,758,452
PIMCO StocksPLUS® Fund	2,721,508	2,248,377	2,766,440
PIMCO StocksPLUS® International Fund (Unhedged)	4,651,226	4,999,427	3,902,742
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	3,611,050	2,966,148	1,102,797
PIMCO StocksPLUS® Long Duration Fund	2,271,243	2,055,086	2,502,359
PIMCO StocksPLUS® Short Fund	17,941,903	26,779,620	13,849,278
PIMCO Tax Managed Real Return Fund	167,439	159,417	181,875
PIMCO Total Return Fund	467,931,180	641,047,097	685,644,143
PIMCO Total Return Fund II	4,918,707	7,142,950	7,670,043
PIMCO Total Return Fund III	6,013,146	9,161,060	9,803,781
PIMCO Total Return Fund IV	3,788,371	2,730,968	1,927,284
PIMCO TRENDS Managed Futures Strategy Fund	4,340,224	627,771	N/A
PIMCO Unconstrained Bond Fund	104,690,458	162,994,686	101,313,506
PIMCO Unconstrained Tax Managed Bond Fund	1,458,344	1,887,310	1,252,399

Advisory Fees Waived and Recouped

PIMCO has contractually agreed, for the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed certain amounts of the total assets each Fund has invested in Underlying PIMCO Funds. PIMCO may recoup these waived fees in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. These waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

In addition, PIMCO has contractually agreed to reduce total annual fund operating expenses for certain Funds by waiving a portion of its advisory fee, which may or may not be recouped in future fiscal periods depending on the contract.

PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Capital Securities and Financials Fund in an amount equal to the management fee paid to PIMCO by the CSF Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the management fee paid to PIMCO by the CPS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the management fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the management fee paid to PIMCO by the GMA Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the management fee paid to PIMCO by the IRMA Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO TRENDS Managed Futures Strategy Fund in an amount equal to the management fee paid to PIMCO by the MF Subsidiary, which cannot be recouped. These waivers may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Funds.

PIMCO has also agreed to waive, first, the advisory fee and, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO Multi-Strategy Alternative Fund and each PIMCO RealPathTM Fund in an amount equal to the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees at the Underlying PIMCO Fund level. These waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

Advisory fees waived during the fiscal years ended March 31, 2015, 2014 and 2013 were as follows:

Fund	Year Ended 3/31/15	Year Ended 3/31/14	Year Ended 3/31/13
PIMCO All Asset Fund	$49,029,969	$49,306,275	$30,785,060
PIMCO All Asset All Authority Fund	20,087,055	21,363,258	10,619,813
PIMCO California Municipal Bond Fund	27	0	175
PIMCO CommoditiesPLUS® Strategy Fund	7,142,181	5,090,051	5,021,800
PIMCO CommodityRealReturn Strategy Fund®	13,170,272	16,439,674	18,744,523
PIMCO Emerging Markets Full Spectrum Bond Fund	2,531,357	1,238,172	2,344
PIMCO Global Multi-Asset Fund	4,953,942	15,034,571	25,705,162
PIMCO Government Money Market Fund	129,284	135,595	2,909
PIMCO High Yield Municipal Bond Fund	0	0	12,771
PIMCO High Yield Spectrum Fund	0	0	339,202
PIMCO Income Fund	0	0	1,511,630
PIMCO Inflation Response Multi-Asset Fund	2,412,288	1,362,786	328,062
PIMCO Money Market Fund	176,762	347,145	11,975
PIMCO Mortgage Opportunities Fund	705	0	182
PIMCO Multi-Strategy Alternative Fund	104,768	N/A	N/A
PIMCO National Intermediate Municipal Bond Fund	136	0	312
PIMCO RAE Low Volatility PLUS EMG Fund	6,785,161	111,421	N/A
PIMCO RealPathTM 2020 Fund	592,372	479,556	363,675
PIMCO RealPathTM 2025 Fund	485,067	389,682	254,642
PIMCO RealPathTM 2030 Fund	717,152	565,004	353,972
PIMCO RealPathTM 2035 Fund	490,548	370,952	223,619
PIMCO RealPathTM 2040 Fund	616,931	492,777	323,266
PIMCO RealPathTM 2045 Fund	322,481	215,006	123,592
PIMCO RealPathTM 2050 Fund	455,253	340,313	194,888
PIMCO RealPathTM 2055 Fund	42,794	N/A	N/A
PIMCO RealPathTM Income Fund	361,144	302,959	221,581
PIMCO Short Asset Investment Fund	205,876	126,560	8,923
PIMCO TRENDS Managed Futures Strategy Fund	1,007,927	145,163	N/A

Sub-Advisory Fee Payments

PIMCO paid the following fees to Research Affiliates in connection with the Asset Allocation Sub-Advisory Agreements and the RAFI® Sub-Advisory Agreement during the fiscal years ended March 31, 2015, 2014 and 2013:

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013
PIMCO All Asset Fund	$ 41,274,025	$ 41,865,684	$ 39,534,369
PIMCO All Asset All Authority Fund	36,274,485	47,720,852	37,910,251
PIMCO Multi-Strategy Alternative Fund	1,464	N/A	N/A
PIMCO RAE Fundamental Advantage PLUS Fund	464,295	584,043	333,505
PIMCO RAE Fundamental PLUS EMG Fund	812,897	767,049	682,919
PIMCO RAE Fundamental PLUS Fund	3,046,152	2,262,174	883,380
PIMCO RAE Fundamental PLUS International Fund	104,262	32,759	1,046
PIMCO RAE Fundamental PLUS Small Fund	46,017	25,835	4,525
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	80,403	65,219	11,887
PIMCO RAE Worldwide Long/Short PLUS Fund	1,558	N/A	N/A

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. Information about how each Fund voted proxies relating to portfolio securities it held during the most recent twelve month period ended June 30th will be available no later than the following August 31st without charge, upon request, by calling the Trust at 1-800-927-4648, through the Trust’s website at www.pimco.com/general/npx-and-nq-filings, through PIMCO Investments LLC’s website at www.pimco.com/general/npx-and-nq-filings, and on the SEC’s website at http://www.sec.gov.

Fund Administrator

PIMCO also serves as Administrator to the Funds pursuant to a supervision and administration agreement (as amended and restated from time to time, the “Supervision and Administration Agreement”) with the Trust. The Supervision and Administration Agreement replaces the Third Amended and Restated Administration Agreement and the administrative fees payable thereunder. Pursuant to the Supervision and Administration Agreement, PIMCO provides the Funds with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust’s shares and the printing of Prospectuses and shareholder reports for current shareholders.

Supervisory and Administrative Fee Rates

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates for each class of each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to its classes of shares on an annual basis):

Fund	Institutional and Administrative Classes	Class P	Class A and C	Class D	Class M	Class R
PIMCO All Asset Fund	0.05%	0.15%	0.30%(1)	0.20%	N/A	0.30%(2)
PIMCO All Asset All Authority Fund	0.05%	0.15%	0.25%(3)	0.20%	N/A	N/A
PIMCO California Intermediate Municipal Bond Fund	0.22%	0.32%	0.30%	0.30%	N/A	N/A
PIMCO California Municipal Bond Fund	0.23%	0.33%	0.33%	0.33%	N/A	0.33%
PIMCO California Short Duration Municipal Income Fund	0.15%	0.25%	0.30%	0.30%	N/A	N/A
PIMCO Capital Securities and Financials Fund	0.35%	0.45%	0.45%	0.45%	N/A	0.45%
PIMCO CommoditiesPLUS® Strategy Fund	0.25%	0.35%	0.50%	0.50%	N/A	0.50%
PIMCO CommodityRealReturn Strategy Fund®	0.25%	0.35%	0.45%(4)	0.45%(4)	N/A	0.45%(4)
PIMCO Credit Absolute Return Fund	0.30%	0.40%	0.45%	0.45%	N/A	0.45%
PIMCO Diversified Income Fund	0.30%	0.40%	0.45%	0.45%	N/A	N/A
PIMCO Emerging Local Bond Fund	0.45%	0.55%	0.65%	0.65%	N/A	N/A
PIMCO Emerging Markets Bond Fund	0.38%	0.48%	0.50%(6)	0.50%(6)	N/A	N/A
PIMCO Emerging Markets Corporate Bond Fund	0.40%	0.50%	0.55%	0.55%	N/A	N/A
PIMCO Emerging Markets Currency Fund	0.40%	0.50%	0.55%	0.55%	N/A	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.40%	0.50%	0.55%	0.55%	N/A	0.55%
PIMCO Extended Duration Fund	0.25%	0.35%	0.40%	N/A	N/A	N/A
PIMCO Floating Income Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Foreign Bond Fund (Unhedged)	0.25%	0.35%	0.40%(7)	0.40%	N/A	N/A
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%	0.35%	0.40%(7)	0.40%	N/A	0.40%(7)
PIMCO Global Advantage® Strategy Bond Fund	0.30%	0.40%	0.45%	0.45%	N/A	0.45%
PIMCO Global Bond Fund (Unhedged)	0.30%	0.40%	N/A	0.45%	N/A	N/A

Fund	Institutional and Administrative Classes	Class P	Class A and C	Class D	Class M	Class R
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.30%	0.40%	0.40%(7)	N/A	N/A	N/A
PIMCO Global Multi-Asset Fund	0.05%	0.15%	0.40%	0.40%	N/A	0.40%
PIMCO GNMA Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Government Money Market Fund	0.06%	0.16%	0.21%	0.06%	0.06%	0.21%
PIMCO High Yield Fund	0.30%	0.40%	0.40%	0.40%	N/A	0.40%
PIMCO High Yield Municipal Bond Fund	0.25%	0.35%	0.30%	0.30%	N/A	N/A
PIMCO High Yield Spectrum Fund	0.30%	0.40%	0.40%	0.40%	N/A	0.40%
PIMCO Income Fund	0.20%	0.30%	0.35%(8)	0.29%(9)	N/A	0.35%(8)
PIMCO Inflation Response Multi-Asset Fund	0.25%	0.35%	0.45%	0.45%	N/A	0.45%
PIMCO Investment Grade Corporate Bond Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Long-Term Credit Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.25%	0.35%	0.35%(8)	0.40%	N/A	N/A
PIMCO Low Duration Fund	0.21%	0.31%	0.30%(10)	0.25%	N/A	0.30%(10)
PIMCO Low Duration Fund II	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Low Duration Fund III	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Moderate Duration Fund	0.21%	0.31%	0.35%	N/A	N/A	N/A
PIMCO Money Market Fund	0.20%	0.30%	0.35%	N/A	0.20%	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Mortgage Opportunities Fund	0.25%	0.35%	0.40%	0.40%	N/A	0.40%
PIMCO Multi-Strategy Alternative Fund	0.10%	0.20%	0.25%	0.25%	N/A	N/A
PIMCO Municipal Bond Fund	0.24%	0.34%	0.30%	0.30%	N/A	N/A
PIMCO National Intermediate Municipal Bond Fund	0.23%	0.33%	0.33%	0.33%	N/A	0.33%
PIMCO New York Municipal Bond Fund	0.22%	0.32%	0.30%	0.30%	N/A	N/A
PIMCO RAE Fundamental Advantage PLUS Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO RAE Fundamental PLUS EMG Fund(5)	0.30%	0.40%	0.45%	0.45%	N/A	N/A
PIMCO RAE Fundamental PLUS Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO RAE Fundamental PLUS International Fund	0.25%	0.35%	0.35%	0.35%	N/A	0.35%
PIMCO RAE Fundamental PLUS Small Fund	0.25%	0.35%	0.35%	0.35%	N/A	0.35%
PIMCO RAE Low Volatility PLUS EMG Fund	0.30%	0.40%	0.45%	0.45%	N/A	N/A
PIMCO RAE Low Volatility PLUS Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO RAE Low Volatility PLUS International Fund	0.25%	0.35%	0.35%	0.35%	N/A	0.35%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0.25%	0.35%	0.40%	0.40%	N/A	0.40%
PIMCO RAE Worldwide Long/Short PLUS Fund	0.25%	0.35%	0.40%	0.40%	N/A	0.40%
PIMCO Real Return Asset Fund	0.25%	0.35%	N/A	0.40%	N/A	N/A
PIMCO Real Return Fund	0.20%	0.30%	0.35%(8)	0.35%	N/A	0.35%(8)
PIMCO Real Return Limited Duration Fund	0.20%	0.30%	0.35%	0.35%	N/A	0.35%
PIMCO RealEstateRealReturn Strategy Fund	0.25%	0.35%	0.40%(7)	0.40%	N/A	N/A
PIMCO RealPathTM Income Fund	0.05%	0.15%	0.30%(1)	0.30%(10)	N/A	0.30%(1)
PIMCO RealPathTM 2020 Fund	0.05%	0.15%	0.30%(1)	0.30%(10)	N/A	0.30%(1)
PIMCO RealPathTM 2025 Fund	0.05%	0.15%	0.30%	0.30%	N/A	0.30%
PIMCO RealPathTM 2030 Fund	0.05%	0.15%	0.30%(1)	0.30%(10)	N/A	0.30%(1)
PIMCO RealPathTM 2035 Fund	0.05%	0.15%	0.30%	0.30%	N/A	0.30%
PIMCO RealPathTM 2040 Fund	0.05%	0.15%	0.30%(1)	0.30%(10)	N/A	0.30%(1)
PIMCO RealPathTM 2045 Fund	0.05%	0.15%	0.30%	0.30%	N/A	0.30%
PIMCO RealPathTM 2050 Fund	0.05%	0.15%	0.30%(1)	0.30%(10)	N/A	0.30%(1)
PIMCO RealPathTM 2055 Fund	0.05%	0.15%	0.30%	0.30%	N/A	0.30%
PIMCO Senior Floating Rate Fund	0.30%	0.40%	0.35%	0.35%	N/A	0.35%
PIMCO Short Asset Investment Fund	0.14%	0.24%	0.24%	0.24%	0.14%	0.24%
PIMCO Short Duration Municipal Income Fund	0.15%	0.25%	0.30%	0.30%	N/A	N/A
PIMCO Short-Term Fund	0.20%	0.30%	0.20%(11)	0.20%(4)	N/A	0.20%(11)
PIMCO StocksPLUS® Absolute Return Fund	0.25%	0.35%	0.40%	0.40%	N/A	0.40%

Fund	Institutional and Administrative Classes	Class P	Class A and C	Class D	Class M	Class R
PIMCO StocksPLUS® Fund	0.25%	0.35%	0.40%	0.40%	N/A	0.40%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.30%	0.40%	0.45%	0.45%	N/A	0.45%
PIMCO StocksPLUS® International Fund (Unhedged)	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO StocksPLUS® Long Duration Fund	0.24%	0.34%	0.39%	N/A	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO StocksPLUS® Small Fund	0.25%	0.35%	0.40%	0.40%	N/A	0.40%
PIMCO Tax Managed Real Return Fund	0.20%	0.30%	0.35%	0.35%	N/A	N/A
PIMCO Total Return Fund	0.21%	0.31%	0.35%(8)	0.25%	N/A	0.35%(8)
PIMCO Total Return Fund II	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Total Return Fund III	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.35%	0.35%	0.35%	N/A	0.35%
PIMCO Treasury Money Market Fund	0.06%	0.16%	0.21%	0.06%	0.06%	0.21%
PIMCO TRENDS Managed Futures Strategy Fund	0.25%	0.35%	0.40%	0.40%	N/A	0.40%
PIMCO Unconstrained Bond Fund	0.30%	0.40%	0.45%	0.45%	N/A	0.45%
PIMCO Unconstrained Tax Managed Bond Fund	0.30%	0.40%	0.45%	0.45%	N/A	N/A

(1)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.30% per annum.
(2)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.30% per annum.
(3)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.15% to 0.25% per annum.
(4)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.45% per annum.
(5)	Effective October 1, 2013, the Fund’s Supervisory and Administrative Fee for each class of shares was reduced by 0.10% per annum.
(6)	Effective October 1, 2014, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.50% per annum.
(7)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.40% per annum.
(8)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.
(9)	Effective October 1, 2013, the Fund’s Supervisory and Administrative Fee for Class D shares was increased by 0.04% to 0.29% per annum.
(10)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.30% per annum.
(11)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.20% per annum.

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”).

Class-specific expenses include distribution and service fees payable with respect to different classes of shares and supervisory and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan (as amended and restated from time to time, the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

The Supervision and Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund or Class as applicable, at any time on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Supervision and Administration Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO RealPathTM Funds indirectly pay a proportionate share of the supervisory and administrative fees paid to PIMCO by the Underlying PIMCO Funds in which they invest.

The Supervision and Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The current Supervision and Administration Agreement, as supplemented from time to time, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held for such purpose. In approving the Supervision and Administration Agreement, the Trustees determined that: (1) the Supervision and Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Supervision and Administration Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Supervision and Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Supervisory and Administrative Fee Payments

The supervisory and administrative fees paid by each Fund that was operational during the fiscal years ended March 31, 2015, 2014 and 2013 were as follows:

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013
PIMCO All Asset Fund	$27,556,004	$30,088,417	$28,075,649
PIMCO All Asset All Authority Fund	27,655,699	40,547,985	33,736,861
PIMCO California Intermediate Municipal Bond Fund	345,285	401,329	410,424
PIMCO California Municipal Bond Fund	21,147	16,426	9,937
PIMCO California Short Duration Municipal Income Fund	475,731	530,140	642,279
PIMCO CommoditiesPLUS® Strategy Fund	21,646,719	17,995,777	13,613,533
PIMCO CommodityRealReturn Strategy Fund®	41,895,960	54,688,503	68,126,668
PIMCO Credit Absolute Return Fund	5,571,169	6,030,950	1,028,034
PIMCO Diversified Income Fund	12,103,263	20,163,423	19,957,399
PIMCO RAE Fundamental PLUS EMG Fund	12,127,049	22,528,888	21,991,824
PIMCO Emerging Local Bond Fund	46,353,431	61,392,514	65,140,588
PIMCO Emerging Markets Bond Fund	17,818,204	27,646,482	31,270,053
PIMCO Emerging Markets Corporate Bond Fund	3,620,819	5,420,946	3,689,025
PIMCO Emerging Markets Currency Fund	24,217,672	26,500,056	27,685,038
PIMCO Emerging Markets Full Spectrum Bond Fund	1,739,657	862,778	1,690
PIMCO RAE Low Volatility PLUS EMG Fund	13,543,775	222,857	N/A
PIMCO Extended Duration Fund	903,132	633,631	909,139
PIMCO Floating Income Fund	4,308,544	9,338,023	10,280,039
PIMCO Foreign Bond Fund (Unhedged)	7,317,093	10,410,685	14,741,321
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	20,808,178	16,998,269	15,095,881
PIMCO RAE Fundamental Advantage PLUS Fund	8,249,370	8,617,051	5,851,497
PIMCO RAE Fundamental PLUS Fund	13,366,305	9,573,519	3,413,598
PIMCO Global Advantage® Strategy Bond Fund	7,912,293	13,016,223	15,448,850
PIMCO Global Bond Fund (Unhedged)	2,464,865	2,880,284	3,710,656
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	1,598,453	1,644,481	1,493,390
PIMCO Global Multi-Asset Fund	2,438,203	6,474,846	11,940,731
PIMCO GNMA Fund	3,133,590	4,321,087	7,154,537
PIMCO Government Money Market Fund	313,828	251,896	245,172
PIMCO High Yield Fund	38,331,602	53,594,701	59,379,178
PIMCO High Yield Municipal Bond Fund	1,149,360	1,005,034	1,327,745
PIMCO High Yield Spectrum Fund	7,230,295	9,723,857	5,805,502
PIMCO Income Fund	103,553,935	76,478,596	39,569,351
PIMCO Inflation Response Multi-Asset Fund	2,788,250	1,689,859	339,043
PIMCO RAE Fundamental PLUS International Fund	4,920,396	9,901,965	7,261,203
PIMCO StocksPLUS® International Fund (Unhedged)	3,104,087	3,292,807	2,554,444
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	3,164,353	2,483,598	876,452
PIMCO RAE Low Volatility PLUS International Fund	7,745,255	286,917	N/A
PIMCO Investment Grade Corporate Bond Fund	18,117,367	23,969,587	27,453,694
PIMCO Long Duration Total Return Fund	12,300,700	13,706,121	15,302,947
PIMCO Long-Term Credit Fund	13,565,635	13,091,833	7,663,925
PIMCO Long-Term U.S. Government Fund	5,837,465	3,709,825	4,702,442
PIMCO Low Duration Fund	45,799,234	57,966,081	53,192,726
PIMCO Low Duration Fund II	1,374,164	1,758,515	1,712,261
PIMCO Low Duration Fund III	695,520	715,133	640,564
PIMCO RAE Low Volatility PLUS Fund	2,173,738	59,129	N/A

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013
PIMCO Moderate Duration Fund	4,704,236	5,403,528	5,571,450
PIMCO Money Market Fund	1,770,126	2,144,271	1,819,403
PIMCO Mortgage Opportunities Fund	3,392,412	1,998,399	267,380
PIMCO Mortgage-Backed Securities Fund	705,090	1,132,102	1,648,239
PIMCO Multi-Strategy Alternative Fund	3,438	N/A	N/A
PIMCO Municipal Bond Fund	1,668,452	1,692,077	1,868,501
PIMCO National Intermediate Municipal Bond Fund	131,793	84,150	18,388
PIMCO New York Municipal Bond Fund	371,899	391,345	447,101
PIMCO Real Return Asset Fund	2,251,137	1,151,383	2,100,871
PIMCO Real Return Fund	38,952,330	50,571,334	67,822,168
PIMCO RealEstateRealReturn Strategy Fund	8,783,665	7,952,560	7,033,485
PIMCO RealPathTM 2020 Fund	102,423	89,340	62,920
PIMCO RealPathTM 2025 Fund	67,005	54,808	31,686
PIMCO RealPathTM 2030 Fund	106,166	92,415	55,300
PIMCO RealPathTM 2035 Fund	58,435	44,786	23,347
PIMCO RealPathTM 2040 Fund	89,361	74,417	44,295
PIMCO RealPathTM 2045 Fund	37,161	24,417	11,431
PIMCO RealPathTM 2050 Fund	59,824	46,404	28,855
PIMCO RealPathTM 2055 Fund	414	N/A	N/A
PIMCO RealPathTM Income Fund	68,297	66,986	50,404
PIMCO Senior Floating Rate Fund	7,549,860	7,818,057	4,317,222
PIMCO Short Asset Investment Fund	300,088	194,801	14,103
PIMCO Short Duration Municipal Income Fund	676,128	890,459	870,458
PIMCO Short-Term Fund	29,853,088	27,734,208	23,791,382
PIMCO StocksPLUS® Small Fund	4,895,069	4,435,644	1,576,321
PIMCO RAE Fundamental PLUS Small Fund	1,088,741	1,470,729	1,098,073
PIMCO StocksPLUS® Fund	3,329,937	2,728,167	3,022,036
PIMCO StocksPLUS® Long Duration Fund	1,557,424	1,409,202	1,715,904
PIMCO StocksPLUS® Absolute Return Fund	4,531,144	4,140,821	2,464,204
PIMCO StocksPLUS® Short Fund	11,740,959	17,506,674	9,321,953
PIMCO Tax Managed Real Return Fund	148,464	148,614	174,972
PIMCO Total Return Fund	442,959,575	608,321,040	656,054,480
PIMCO Total Return Fund II	4,929,945	7,157,034	7,687,561
PIMCO Total Return Fund III	6,105,521	9,274,771	9,896,023
PIMCO Total Return Fund IV	3,813,818	2,759,072	1,943,913
PIMCO TRENDS Managed Futures Strategy Fund	1,017,893	138,691	N/A
PIMCO Unconstrained Bond Fund	58,647,438	91,715,858	58,368,582
PIMCO Unconstrained Tax Managed Bond Fund	1,305,151	1,660,371	1,123,073
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	8,471,305	7,737,850	834,701
PIMCO RAE Worldwide Long/Short PLUS Fund	1,816,276	N/A	N/A

Supervisory and Administrative Fees Waived and Recouped

PIMCO has contractually agreed, through July 31, 2016, for certain Funds, to waive their supervisory and administrative fee, or reimburse such Funds, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to the respective share class (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit.

PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO Capital Securities and Financials Fund in an amount equal to the administrative services fee paid to PIMCO by the CSF Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the administrative services fee paid to PIMCO by the CPS Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the administrative services fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the administrative services fee paid to PIMCO by the GMA Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the administrative services fee paid to PIMCO by the

IRMA Subsidiary, which cannot be recouped. In addition, PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO TRENDS Managed Futures Strategy Fund in an amount equal to the administrative services fee paid to PIMCO by the MF Subsidiary, which cannot be recouped.

PIMCO has also agreed to waive, first, the advisory fee and, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO Multi-Strategy Alternative Fund in an amount equal to the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees at the Underlying PIMCO Fund level. These waivers may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Funds. PIMCO has contractually agreed, through July 31, 2016, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from each PIMCO RealPathTM Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the PIMCO RealPathTM Fund in connection with its investments in Underlying PIMCO Funds, to the extent the PIMCO RealPathTM Fund’s Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

Supervisory and administrative fees waived during the fiscal years ended March 31, 2015, 2014 and 2013 were as follows:

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013
PIMCO California Municipal Bond Fund	$ 0	$ 9	$ 193
PIMCO CommoditiesPLUS® Strategy Fund	2,915,176	2,077,572	2,049,714
PIMCO CommodityRealReturn Strategy Fund®	5,375,621	6,710,071	7,650,826
PIMCO Emerging Markets Full Spectrum Bond Fund	1,526,058	697,041	1,448
PIMCO Global Multi-Asset Fund	149,548	237,314	1,090,576
PIMCO Government Money Market Fund	283,860	229,122	54,190
PIMCO High Yield Municipal Bond Fund	0	0	41,820
PIMCO Inflation Response Multi-Asset Fund	495,591	204,233	31,620
PIMCO Money Market Fund	1,709,643	2,104,689	1,512,572
PIMCO Mortgage Opportunities Fund	0	0	208
PIMCO National Intermediate Municipal Bond Fund	0	0	360
PIMCO RAE Low Volatility PLUS EMG Fund	0	44,957	N/A
PIMCO RAE Low Volatility PLUS International Fund	2	42,192	N/A
PIMCO RAE Low Volatility PLUS Fund	4	40,905	N/A
PIMCO Short Asset Investment Fund	0	0	5
PIMCO Total Return Fund IV	0	0	49
PIMCO TRENDS Managed Futures Strategy Fund	32,945	109,916	0
PIMCO Unconstrained Tax Managed Bond Fund	0	0	23,834

Previously waived supervisory and administrative fees recouped during the fiscal years ended March 31, 2015, 2014 and 2013 were as follows:

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013
PIMCO California Municipal Bond Fund	$ 384	$ 306	$ 180
PIMCO Credit Absolute Return Fund	0	13,025	15,178
PIMCO Emerging Markets Corporate Bond Fund	0	0	36,354
PIMCO Emerging Markets Full Spectrum Bond Fund	21,023	10,283	19
PIMCO Government Money Market Fund	23,650	17,904	18,809
PIMCO High Yield Spectrum Fund	0	0	7,128
PIMCO Inflation Response Multi-Asset Fund	5,230	26,947	5,147
PIMCO Money Market Fund	32,467	38,170	35,762
PIMCO Mortgage Opportunities Fund	16,749	37,550	4,507
PIMCO National Intermediate Municipal Bond Fund	2,093	1,326	292
PIMCO RAE Fundamental PLUS International Fund	0	0	24,601
PIMCO RAE Fundamental PLUS Small Fund	0	7,629	20,569
PIMCO RAE Low Volatility PLUS EMG Fund	221,162	2,971	N/A
PIMCO RAE Low Volatility PLUS International Fund	47,509	4,833	N/A
PIMCO RAE Low Volatility PLUS Fund	42,239	1,126	N/A
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0	45,778	14,485
PIMCO RealPathTM 2025 Fund	4,659	3,577	2,120

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013
PIMCO RealPathTM 2035 Fund	4,577	3,286	1,791
PIMCO RealPathTM 2045 Fund	3,036	1,932	957
PIMCO RealPathTM Income Fund	2,670	0	0
PIMCO Senior Floating Rate Fund	0	0	59,763
PIMCO Short Asset Investment Fund	10,041	6,201	400
PIMCO Tax Managed Real Return Fund	0	0	3,233
PIMCO Total Return Fund IV	0	0	16,875
PIMCO TRENDS Managed Futures Strategy Fund	18,149	2,596	N/A

Legal Proceedings

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, the fund’s performance disclosures for that period, and the firm’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on the Funds or on PIMCO’s ability to provide investment management services to the Funds or any other fund.

The foregoing speaks only as of the date of this Statement of Additional Information. While there may be additional developments in connection with this matter, the foregoing disclosure will be updated only if those developments are material.

OTHER PIMCO INFORMATION

PIMCO has created the PIMCO Global Advantage Bond Index® (“GLADI®”), an investment-grade global fixed income benchmark. The PIMCO Global Advantage® Strategy Bond Fund utilizes GLADI® as a benchmark. PIMCO owns the intellectual property rights to GLADI®, and PIMCO has filed a patent application with respect to certain features of GLADI®. PIMCO has retained an unaffiliated leading financial information services company and global index provider to independently administer and calculate GLADI® (the “Calculation Agent”). The Calculation Agent, using a publicly available rules-based methodology, calculates, maintains and disseminates GLADI®.

PIMCO may from time to time develop methodologies for compiling and calculating a benchmark index. PIMCO may license or sell its intellectual property rights in such methodologies to third parties who may use such methodologies to develop a benchmark index. Such third parties may pay to PIMCO a portion of the subscription or licensing fees the third party receives in connection with such indices. PIMCO may pay out of its own resources a fee to such third parties for certain data related to such indices. A Fund may use such an index as the Fund’s primary or secondary benchmark index but would not bear any fees for such use.

PORTFOLIO MANAGERS

Other Accounts Managed

The portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of March 31, 2015 (except as noted below): (i) each portfolio manager of the Funds; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager (exclusive of the Funds); and (iii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. The Fund(s) managed by each portfolio manager, including each Fund’s total assets, are listed in the footnotes following the table. Effective August 20, 2015, each of the PIMCO California Intermediate Municipal Bond Fund and PIMCO National Intermediate Municipal Bond Fund is jointly managed by Joe Deane and Julie Callahan. Effective August 20, 2015, each of the PIMCO California Municipal Bond Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund and PIMCO New York Municipal Bond Fund is jointly managed by Joe Deane and David Hammer. Effective August 20, 2015, each of the PIMCO California Short Duration Municipal Income Fund and PIMCO Short Duration Municipal Income Fund is jointly managed by Julie Callahan and David Hammer. Information pertaining to accounts managed by Mr. Hammer is as of July 31, 2015. Effective December 22, 2015, each of the PIMCO RealPathTM Income Fund, PIMCO RealPathTM 2020 Fund, PIMCO RealPathTM 2025 Fund, PIMCO RealPathTM 2030 Fund, PIMCO RealPathTM 2035 Fund, PIMCO

RealPathTM 2040 Fund, PIMCO RealPathTM 2045 Fund, PIMCO RealPathTM 2050 Fund and PIMCO RealPathTM 2055 Fund is jointly managed by Mihir Worah, Rahul Devgon and Graham A. Rennison. Information pertaining to accounts managed by Mr. Devgon is as of November 30, 2015. Effective December 22, 2015, the PIMCO TRENDS Managed Futures Strategy Fund is jointly managed by Matthew P. Dorsten, Graham A. Rennison and Josh Davis.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Anderson[1]
Registered Investment Companies	1	1,400.70	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	16	4,678.47	1	1,962.36

Arnott[2]
Registered Investment Companies	14	57,063.00	0	0.00
Other Pooled Investment Vehicles	11	4,990.00	7	3,325.00
Other Accounts	21	5,685.00	2	202.00

Balls[3]
Registered Investment Companies	6	1,843.67	0	0.00
Other Pooled Investment Vehicles	26	18,750.62	0	0.00
Other Accounts	39	21,611.00	7	2

Banet[4]
Registered Investment Companies	6	5,172.53	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	0	0.00	0	0.00

Bodereau[5]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	4	5,820.18	0	0.00
Other Accounts	0	0.00	0	0.00

Callahan[6]
Registered Investment Companies	1	55.97	0	0.00
Other Pooled Investment Vehicles	1	400.84	0	0.00
Other Accounts	48	4,716.71	0	0.00

Cudzil[7]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	3	1,740.73	1	1,605.76
Other Accounts	15	4,807.47	2	819.18

Davis[8]
Registered Investment Companies	5	1,186.27	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	1	32.56	0	0.00

Deane[9]
Registered Investment Companies	14	3,856.75	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	11	1,063.94	0	0.00

Devgon[10]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	0	0.00	0	0.00

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Dorsten[11]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	0	0.00	0	0.00

Fahmi[12]
Registered Investment Companies	4	3,556.75	0	0.00
Other Pooled Investment Vehicles	5	5,920.87	1	83.52
Other Accounts	4	2,377.33	1	270.06

Garbuzov[13]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	2	181.76	0	0.00

Gomez[14]
Registered Investment Companies	3	319.63	0	0.00
Other Pooled Investment Vehicles	19	13,507.17	0	0.00
Other Accounts	22	11,331.67	2	4,826.49

Gupta[15]
Registered Investment Companies	8	3,158.44	0	0.00
Other Pooled Investment Vehicles	10	2,669.43	0	0.00
Other Accounts	14	4,721.46	2	111.33

Hammer[16]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	0	0.00	0	0.00

Hyman[17]
Registered Investment Companies	2	3,207.05	0	0.00
Other Pooled Investment Vehicles	4	395.49	0	0.00
Other Accounts	17	13,672.55	1	677.11

Ivascyn[18]
Registered Investment Companies	11	5,584.13	0	0.00
Other Pooled Investment Vehicles	13	16,105.07	2	1,605.76
Other Accounts	105	9,379.56	2	2,734.90

Jessop[19]
Registered Investment Companies	1	1,228.19	0	0.00
Other Pooled Investment Vehicles	17	12,542.41	1	196.26
Other Accounts	21	6,418.52	0	0.00

Johnson[20]
Registered Investment Companies	3	624.28	0	0.00
Other Pooled Investment Vehicles	6	1,540.53	0	0.00
Other Accounts	10	1,538.24	1	28.26

Kiesel[21]
Registered Investment Companies	18	62,606.26	0	0.00
Other Pooled Investment Vehicles	57	57,019.25	10	6,666.45
Other Accounts	138	73,064.91	17	6,794.82

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
MacLean[22]
Registered Investment Companies	1	48.10	0	0.00
Other Pooled Investment Vehicles	10	5,774.59	0	0.00
Other Accounts	14	818.75	1	212.12

Mariappa[23]
Registered Investment Companies	1	338.56	0	0.00
Other Pooled Investment Vehicles	4	1,368.81	1	83.52
Other Accounts	68	23,851.12	11	4,530.89

Mather[24]
Registered Investment Companies	20	44,510.33	0	0.00
Other Pooled Investment Vehicles	25	17,963.03	1	407.01
Other Accounts	27	17,134.83	4	2,020.41

Mewbourne[25]
Registered Investment Companies	6	5,067.81	0	0.00
Other Pooled Investment Vehicles	5	2,055.94	0	0.00
Other Accounts	109	20,545.06	3	547.73

Murata[26]
Registered Investment Companies	7	7,975.00	0	0.00
Other Pooled Investment Vehicles	4	7,287.16	0	0.00
Other Accounts	5	599.33	0	0.00

Pagani[27]
Registered Investment Companies	3	1,392.88	0	0.00
Other Pooled Investment Vehicles	16	4,458.60	6	1,287.39
Other Accounts	42	10,276.69	8	1,600.13

Rahman[28]
Registered Investment Companies	1	218.74	0	0.00
Other Pooled Investment Vehicles	8	7,179.79	0	0.00
Other Accounts	8	995.66	0	0.00

Rennison[29]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	0	0.00	0	0.00

Rodosky[30]
Registered Investment Companies	4	5,971.98	0	0.00
Other Pooled Investment Vehicles	2	1,265.62	0	0.00
Other Accounts	126	46,242.53	6	1,639.24

Saffari[31]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	4	2,030.73	0	0.00
Other Accounts	0	0.00	0	0.00

Schneider[32]
Registered Investment Companies	12	49,709.33	0	0.00
Other Pooled Investment Vehicles	5	8,458.01	0	0.00
Other Accounts	54	32,726.22	2	434.91

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Seidner[33]
Registered Investment Companies	4	1,283.86	0	0.00
Other Pooled Investment Vehicles	10	6,338.24	1	374.87
Other Accounts	42	17,172.84	6	2,895.97

Sharenow[34]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	1	186.13	1	186.13

Sundstrom[35]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	0	0.00	0	0.00

Worah[36]
Registered Investment Companies	35	54,013.68	0	0.00
Other Pooled Investment Vehicles	39	25,998.77	1	64.44
Other Accounts	65	32,950.24	11	2,770.11

(1)	Mr. Anderson co-manages the PIMCO Mortgage Opportunities Fund ($1,336.4 million).
(2)

Mr. Arnott manages the PIMCO All Asset Fund ($30,066.4 million), and the PIMCO All Asset All Authority Fund ($17,472.2 million). Mr. Arnott also co-manages the PIMCO RAE Fundamental PLUS EMG Fund ($ 3,234.9 million), the PIMCO RAE Low Volatility PLUS EMG Fund ($4,608.5 million), the PIMCO RAE Fundamental Advantage PLUS Fund ($2,478.1 million), the PIMCO RAE Fundamental PLUS Fund ($3,665.3 million), the PIMCO RAE Fundamental PLUS International Fund ($1,112.8 million), the PIMCO RAE Low Volatility PLUS International Fund ($2,490.5 million), the PIMCO RAE Low Volatility PLUS Fund ($1,087.7 million), the PIMCO RAE Fundamental PLUS Small Fund ($413 million), the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund ($1,823.4 million) and PIMCO RAE Worldwide Long/Short PLUS Fund($3,224.9 million).

(3)

Mr. Balls co-manages the PIMCO Global Advantage® Strategy Bond Fund ($1,790.8 million), the PIMCO Foreign Bond Fund (Unhedged) ($2,005.6 million), the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) ($8,960.1 million), the PIMCO Global Bond Fund (Unhedged) ($664.7 million) and the PIMCO Global Bond Fund (U.S. Dollar-Hedged) ($548.7 million).

(4)

Mr. Banet co-manages the PIMCO Tax Managed Real Return Fund ($67 million). Mr. Banet also co-manages the PIMCO Real Return Limited Duration Fund, which had not commenced operations as of March 31, 2015.

(5)	Mr. Bodereau co-manages the PIMCO Capital Securities and Financials Fund, which had not commenced operations as of March 31, 2015.
(6)	Ms. Callahan manages the PIMCO California Short Duration Municipal Income Fund ($167.6 million) and the PIMCO Short Duration Municipal Income Fund ($215.2 million).
(7)	Mr. Cudzil co-manages the PIMCO GNMA Fund ($854.8 million) and the PIMCO Mortgage-Backed Securities Fund ($202.1 million).
(8)

Dr. Davis co-manages the PIMCO Multi-Strategy Alternative Fund ($20.6 million) and the PIMCO RAE Worldwide Long/Short PLUS Fund ($3,224.9 million). Effective December 22, 2015, Dr. Davis also co-manages the PIMCO TRENDS Managed Futures Strategy Fund ($495.1 million).

(9)

Mr. Deane manages the PIMCO California Intermediate Municipal Bond Fund ($117.5 million), the PIMCO California Municipal Bond Fund ($8.5 million), the PIMCO High Yield Municipal Bond Fund ($10,592.3 million), the PIMCO Municipal Bond Fund ($585.4 million), the PIMCO National Intermediate Municipal Bond Fund ($43 million) and the PIMCO New York Municipal Bond Fund ($140 million). Mr. Deane also co-manages the PIMCO Tax Managed Real Return Fund ($67 million).

(10)

Effective December 22, 2015, Mr. Devgon co-manages the PIMCO RealPathTM Income Fund ($103.8 million), the PIMCO RealPathTM 2020 Fund ($108 million), the PIMCO RealPathTM 2025 Fund ($88 million), the PIMCO RealPathTM 2030 Fund ($129.4 million), the PIMCO RealPathTM 2035 Fund ($89.2 million), the PIMCO RealPathTM 2040 Fund ($108.2 million), the PIMCO RealPathTM 2045 Fund ($60.3 million), the PIMCO RealPathTM 2050 Fund ($94.1 million) and the PIMCO RealPathTM 2055 Fund ($3.3 million).

(11)	Mr. Dorsten co-manages the PIMCO TRENDS Managed Futures Strategy Fund ($495.1 million).
(12)

Mr. Fahmi co-manages the PIMCO Multi-Strategy Alternative Fund (($20.6 million), the PIMCO RAE Fundamental PLUS EMG Fund ($ 3,234.9 million), the PIMCO RAE Low Volatility PLUS EMG Fund ($4,608.5 million), the PIMCO RAE Fundamental Advantage PLUS Fund ($2,478.1 million), the PIMCO RAE Fundamental PLUS Fund ($3,665.3 million), the

PIMCO RAE Fundamental PLUS International Fund ($1,112.8 million), the PIMCO RAE Low Volatility PLUS International Fund ($2,490.5 million), the PIMCO RAE Low Volatility PLUS Fund ($1,087.7 million), the PIMCO RAE Fundamental PLUS Small Fund ($413 million), the PIMCO StocksPLUS® International Fund (Unhedged) ($1,137.9 million), the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) ($1,610.1 million) the PIMCO StocksPLUS® Small Fund ($1,393.8 million), the PIMCO StocksPLUS® Absolute Return Fund ($1,474.2 million), the PIMCO StocksPLUS® Short Fund ($3,583.5 million), the PIMCO Unconstrained Bond Fund ($9,760.4 million), the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund ($1,823.4 million) and the PIMCO RAE Worldwide Long/Short PLUS Fund ($3,224.9 million).

(13)	Mr. Garbuzov co-manages the PIMCO Capital Securities and Financials Fund, which had not commenced operations as of March 31, 2015.
(14)

Mr. Gomez manages the PIMCO Emerging Local Bond Fund ($7,986.1 million), the PIMCO Emerging Markets Currency Fund ($6,122.9 million) and the PIMCO Emerging Markets Full Spectrum Bond Fund ($417.6 million). Mr. Gomez also co-manages the PIMCO Emerging Markets Bond Fund ($2,337.5 million).

(15)

Mr. Gupta co-manages the PIMCO Foreign Bond Fund (Unhedged) ($2,005.6 million), the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) ($8,960.1 million), the PIMCO Global Advantage® Strategy Bond Fund ($1,790.8 million), the PIMCO Global Bond Fund (Unhedged) ($664.7 million) and the PIMCO Global Bond Fund (U.S. Dollar-Hedged) ($548.7 million).

(16)

Effective August 20, 2015, Mr. Hammer co-manages the PIMCO California Municipal Bond Fund ($8.5 million), the PIMCO California Short Duration Municipal Income Fund ($167.6 million), the PIMCO High Yield Municipal Bond Fund ($10,592.3 million), the PIMCO Municipal Bond Fund ($585.4 million), the PIMCO New York Municipal Bond Fund ($140 million) and the PIMCO Short Duration Municipal Income Fund ($215.2 million).

(17)	Mr. Hyman co-manages the PIMCO GNMA Fund ($854.8 million), the PIMCO Mortgage-Backed Securities Fund ($202.1 million), and the PIMCO Mortgage Opportunities Fund ($1,336.4 million).
(18)	Mr. Ivascyn co-manages the PIMCO Income Fund ($60,786.2 million) and the PIMCO Unconstrained Bond Fund ($9,760.4 million).
(19)	Mr. Jessop manages the PIMCO High Yield Fund ($10,592.3 million) and the PIMCO High Yield Spectrum Fund ($2,039.4 million).
(20)	Mr. Johnson manages the PIMCO CommoditiesPLUS® Strategy Fund ($4,085.5 million).
(21)

Mr. Kiesel manages the PIMCO Credit Absolute Return Fund ($871.5 million), the PIMCO Investment Grade Corporate Bond Fund ($6,774.9 million) and the PIMCO Long-Term Credit Fund ($3,845.7 million), the PIMCO Total Return Fund ($117,397.9 million), the PIMCO Total Return Fund II ($1,081.5 million), the PIMCO Total Return Fund III ($1,286.4 million) and the PIMCO Total Return Fund IV ($1,678.9 million).

(22)	Ms. MacLean manages the PIMCO Senior Floating Rate Fund ($2,560.1 million).
(23)

Mr. Mariappa manages the PIMCO Moderate Duration Fund ($1,714.7 million), the PIMCO RAE Fundamental PLUS EMG Fund ($ 3,234.9 million), the PIMCO RAE Low Volatility PLUS EMG Fund ($4,608.5 million), the PIMCO RAE Fundamental Advantage PLUS Fund ($2,478.1 million), the PIMCO RAE Fundamental PLUS Fund ($3,665.3 million), the PIMCO RAE Fundamental PLUS International Fund ($1,112.8 million), the PIMCO RAE Low Volatility PLUS International Fund ($2,490.5 million), the PIMCO RAE Low Volatility PLUS Fund ($1,087.7 million), the PIMCO RAE Fundamental PLUS Small Fund ($413 million), the PIMCO StocksPLUS® International Fund (Unhedged) ($1,137.9 million), the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) ($1,610.1 million) the PIMCO StocksPLUS® Small Fund ($1,393.8 million), the PIMCO StocksPLUS® Absolute Return Fund ($1,474.2 million), the PIMCO StocksPLUS® Short Fund ($3,583.5 million), the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund ($1,823.4 million) and the PIMCO RAE Worldwide Long/Short PLUS Fund ($3,224.9 million).

(24)

Mr. Mather co-manages the PIMCO Low Duration Fund ($13,280.9 million), the PIMCO Low Duration Fund II ($393.3 million), the PIMCO Low Duration Fund III ($232.3 million), the PIMCO Moderate Duration Fund ($1,714.7 million), the PIMCO Total Return Fund ($117,397.9 million), the PIMCO Total Return Fund II ($1,081.5 million), the PIMCO Total Return Fund III ($1,286.4 million) and the PIMCO Total Return Fund IV ($1,678.9 million).

(25)	Mr. Mewbourne manages the PIMCO Diversified Income Fund ($2,514.3 million) and the PIMCO Floating Income Fund ($748.5 million).
(26)	Mr. Murata co-manages the PIMCO Income Fund ($60,786.2 million) and the PIMCO Mortgage Opportunities Fund ($1,336.4 million).
(27)

Dr. Pagani co-manages the PIMCO Foreign Bond Fund (Unhedged) ($2,005.6 million), the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) ($8,960.1 million), the PIMCO Global Bond Fund (Unhedged) ($664.7 million) and the PIMCO Global Bond Fund (U.S. Dollar-Hedged) ($548.7 million).

(28)	Ms. Rahman co-manages the PIMCO Global Advantage® Strategy Bond Fund ($1,790.8 million).
(29)

Mr. Rennison co-manages the PIMCO TRENDS Managed Futures Strategy Fund ($495.1 million). Effective December 22, 2015, Mr. Rennison also co-manages the PIMCO RealPathTM Income Fund ($103.8 million), the PIMCO RealPathTM 2020 Fund ($108 million), the PIMCO RealPathTM 2025 Fund ($88 million), the PIMCO RealPathTM 2030 Fund ($129.4 million), the PIMCO RealPathTM 2035 Fund ($89.2 million), the PIMCO RealPathTM 2040 Fund ($108.2 million), the PIMCO RealPathTM 2045 Fund ($60.3 million), the PIMCO RealPathTM 2050 Fund ($94.1 million) and the PIMCO RealPathTM 2055 Fund ($3.3 million).

(30)

Mr. Rodosky manages the PIMCO Extended Duration Fund ($425.6 million), the PIMCO Long Duration Total Return Fund ($4,391.1 million), the PIMCO Long-Term U.S. Government Fund ($706.7 million) and the PIMCO StocksPLUS® Long Duration Fund ($636.4 million).

(31)	Mr. Saffari manages the PIMCO Emerging Markets Corporate Bond Fund ($301.3 million).
(32)

Mr. Schneider manages the PIMCO Government Money Market ($589.9 million), the PIMCO Money Market Fund ($661.1 million), the PIMCO Short Asset Investment Fund ($258.9 million), the PIMCO Short-Term Fund ($14,372.7 million) and the PIMCO Treasury Money Market Fund, which has not commenced operations as of March 31, 2015. Mr. Schneider also co-manages the PIMCO Low Duration Fund ($13,280.9 million), the PIMCO Low Duration Fund II ($393.3 million) and the PIMCO Low Duration Fund III ($232.3 million). Mr. Schneider also manages the PIMCO Treasury Money Market Fund, which has not commenced operations as of March 31, 2015.

(33)	Mr. Seidner manages the PIMCO Unconstrained Tax Managed Bond Fund ($304.5 million). Mr. Seidner also co-manages the PIMCO Unconstrained Bond Fund ($9,760.4 million).
(34)	Mr. Sharenow co-manages the PIMCO CommoditiesPLUS® Strategy Fund ($4,085.5 million).
(35)	Effective July 31, 2015, Ms. Sundstrom co-manages the PIMCO Global Multi-Asset Fund ($1,083.4 million).
(36)

Mr. Worah manages the PIMCO CommodityRealReturn Strategy Fund® ($10,073 million), the PIMCO Global Multi-Asset Fund ($1,083.4 million), the PIMCO Inflation Response Multi-Asset Fund ($672 million), the PIMCO Real Return Fund ($13,631.7 million), the PIMCO Real Return Asset Fund ($3,214.6 million) and the PIMCO RealEstateRealReturn Strategy Fund ($2,512.2 million). Mr. Worah also co-manages the PIMCO Multi-Strategy Alternative Fund ($20.6 million), the PIMCO Total Return Fund ($117,397.9 million), the PIMCO Total Return Fund II ($1,081.5 million), the PIMCO Total Return Fund III ($1,286.4 million) and the PIMCO Total Return Fund IV ($1,678.9 million). Effective December 22, 2015, Mr. Worah also co-manages the PIMCO RealPathTM Income Fund ($103.8 million), the PIMCO RealPathTM 2020 Fund ($108 million), the PIMCO RealPathTM 2025 Fund ($88 million), the PIMCO RealPathTM 2030 Fund ($129.4 million), the PIMCO RealPathTM 2035 Fund ($89.2 million), the PIMCO RealPathTM 2040 Fund ($108.2 million), the PIMCO RealPathTM 2045 Fund ($60.3 million), the PIMCO RealPathTM 2050 Fund ($94.1 million) and the PIMCO RealPathTM 2055 Fund ($3.3 million). Mr. Worah also manages the PIMCO Real Return Limited Duration Fund, which had not commenced operations as of March 31, 2015.

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. Moreover, a Fund or other account managed by PIMCO may invest in a transaction in which one or more other Funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO All Asset and PIMCO All Asset All Authority Funds. Because the PIMCO All Asset and the PIMCO All Asset All Authority Funds invest substantially all of their assets in the Underlying PIMCO Funds, Research Affiliates believes that the potential conflicts of interest discussed above are mitigated. However, if the PIMCO All Asset Fund or the PIMCO All Asset All Authority Fund invests in any of the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund or PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of PIMCO Funds, Research Affiliates will, subject to applicable law, waive any fee to which it would be entitled under any sub-advisory agreement with any such Fund with respect to the assets of the PIMCO All Asset Fund or PIMCO All Asset All Authority Fund, as applicable, invested in such Fund. Accordingly, PIMCO and Research Affiliates believes that the potential conflicts of interest discussed above also are mitigated.

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

•

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•

Long-term Incentive Compensation - Long-Term Incentive Plan (LTIP) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Research Affiliates. Robert D. Arnott, through his family trust, is the majority owner and sole voting member of Research Affiliates Global Holdings, LLC the sole member of Research Affiliates. Mr. Arnott receives a fixed base salary from Research Affiliates and periodic capital distributions from Research Affiliates Global Holdings. Capital distributions are not fixed, rather they are dependent upon profits generated by Research Affiliates. Mr. Arnott’s compensation as manager is not dependent on the performance of the Funds. Research Affiliates also has a defined benefit plan.

Securities Ownership

To the best of the Trust’s knowledge, the table below shows the dollar range of shares of the Funds beneficially owned as of March 31, 2015 (except as noted) by each portfolio manager of the Funds.

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Anderson	PIMCO Mortgage Opportunities	None
Arnott	PIMCO All Asset	over $1,000,000
	PIMCO All Asset All Authority	over $1,000,000
	PIMCO RAE Fundamental PLUS EMG	$100,001-$500,000
	PIMCO RAE Low Volatility PLUS EMG	over $1,000,000
	PIMCO RAE Fundamental Advantage PLUS	None
	PIMCO RAE Fundamental PLUS	None
	PIMCO RAE Fundamental PLUS International	None
	PIMCO RAE Low Volatility PLUS International	None
	PIMCO RAE Low Volatility PLUS	None
	PIMCO RAE Fundamental PLUS Small	None
	PIMCO RAE Worldwide Fundamental Advantage PLUS	over $1,000,000
	PIMCO RAE Worldwide Long/Short PLUS Fund	None
Balls	PIMCO Foreign Bond (Unhedged)	None
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	None
	PIMCO Global Advantage® Strategy Bond	None
	PIMCO Global Bond (Unhedged)	None
	PIMCO Global Bond (U.S. Dollar-Hedged)	None
Banet[1]	PIMCO Tax Managed Real Return	None
Bodereau	PIMCO Capital Securities and Financials	None
Callahan	PIMCO California Short Duration Municipal Income	None
	PIMCO Short Duration Municipal Income	None
Cudzil	PIMCO GNMA	None
	PIMCO Mortgage-Backed Securities	None
Davis	PIMCO Multi-Strategy Alternative	$50,001-$100,000
	PIMCO RAE Worldwide Long/Short PLUS	None
Deane	PIMCO California Intermediate Municipal Bond	None
	PIMCO California Municipal Bond	None
	PIMCO High Yield Municipal Bond	None
	PIMCO Municipal Bond	None
	PIMCO National Intermediate Municipal Bond	None
	PIMCO New York Municipal Bond	None
	PIMCO Tax Managed Real Return	None
Devgon[2]	PIMCO RealPathTM Income	None
	PIMCO RealPathTM 2020	None
	PIMCO RealPathTM 2025	None
	PIMCO RealPathTM 2030	None
	PIMCO RealPathTM 2035	None
	PIMCO RealPathTM 2040	None
	PIMCO RealPathTM 2045	None
	PIMCO RealPathTM 2050	None
	PIMCO RealPathTM 2055	None
Dorsten	PIMCO TRENDS Managed Futures Strategy	None
Fahmi	PIMCO Multi-Strategy Alternative	None
	PIMCO RAE Fundamental PLUS EMG	None
	PIMCO RAE Fundamental Advantage PLUS	None
	PIMCO RAE Fundamental PLUS	None
	PIMCO RAE Fundamental PLUS International	None
	PIMCO RAE Fundamental PLUS Small	None
	PIMCO RAE Low Volatility PLUS EMG	None
	PIMCO RAE Low Volatility PLUS International	None
	PIMCO RAE Low Volatility PLUS	None
	PIMCO StocksPLUS® International (Unhedged)	None
	PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	None
	PIMCO StocksPLUS® Small	None
	PIMCO StocksPLUS® Absolute Return	None

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
	PIMCO StocksPLUS® Short	None
	PIMCO Unconstrained Bond	over $1,000,000
	PIMCO RAE Worldwide Fundamental Advantage PLUS	None
	PIMCO RAE Worldwide Long/Short PLUS	None
Garbuzov	PIMCO Capital Securities and Financials	None
Gomez	PIMCO Emerging Local Bond	$500,001-$1,000,000
	PIMCO Emerging Markets Bond	None
	PIMCO Emerging Markets Currency	$100,001-$500,000
	PIMCO Emerging Markets Full Spectrum Bond	None
Gupta	PIMCO Foreign Bond (Unhedged)	None
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	None
	PIMCO Global Advantage® Strategy Bond	None
	PIMCO Global Bond (Unhedged)	None
	PIMCO Global Bond (U.S. Dollar-Hedged)	None
Hammer[3]	PIMCO California Municipal Bond	None
	PIMCO California Short Duration Municipal Income	None
	PIMCO High Yield Municipal Bond	None
	PIMCO Municipal Bond	None
	PIMCO New York Municipal Bond	None
	PIMCO Short Duration Municipal Income	None
Hyman	PIMCO GNMA	None
	PIMCO Mortgage-Backed Securities	None
	PIMCO Mortgage Opportunities	$100,001-$500,000
Ivascyn	PIMCO Income	over $1,000,000
	PIMCO Unconstrained Bond	over $1,000,000
Jessop	PIMCO High Yield	$50,001-$100,000
	PIMCO High Yield Spectrum	None
Johnson	PIMCO CommoditiesPLUS® Strategy	$1-$10,000
Kiesel	PIMCO Credit Absolute Return	$1-$10,000
	PIMCO Investment Grade Corporate	$1-$10,000
	PIMCO Long-Term Credit	None
	PIMCO Total Return	$1-$10,000
	PIMCO Total Return II	None
	PIMCO Total Return III	None
	PIMCO Total Return IV	None
MacLean	PIMCO Senior Floating Rate	None
Mariappa	PIMCO Moderate Duration	None
	PIMCO RAE Fundamental Advantage PLUS	None
	PIMCO RAE Fundamental PLUS EMG	None
	PIMCO RAE Fundamental PLUS	None
	PIMCO RAE Fundamental PLUS International	None
	PIMCO RAE Fundamental PLUS Small	None
	PIMCO RAE Low Volatility PLUS EMG	None
	PIMCO RAE Low Volatility PLUS International	None
	PIMCO RAE Low Volatility PLUS	None
	PIMCO RAE Worldwide Fundamental Advantage PLUS	None
	PIMCO RAE Worldwide Long/Short PLUS	None
	PIMCO StocksPLUS®	over $1,000,000
	PIMCO StocksPLUS® International (Unhedged)	None
	PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	None
	PIMCO StocksPLUS® Short	None
	PIMCO StocksPLUS® Small	None
Mather	PIMCO Low Duration	$100,001-$500,000
	PIMCO Low Duration II	None
	PIMCO Low Duration III	None
	PIMCO Moderate Duration	None
	PIMCO Total Return	over $1,000,000
	PIMCO Total Return II	None
	PIMCO Total Return III	None
	PIMCO Total Return IV	None
Mewbourne	PIMCO Diversified Income	$500,001-$1,000,000

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
	PIMCO Floating Income	$100,001-$500,000
Murata	PIMCO Income	$100,001-$500,000
	PIMCO Mortgage Opportunities	$1-$10,000
Pagani	PIMCO Foreign Bond (Unhedged)	None
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	None
	PIMCO Global Advantage® Strategy Bond	None
	PIMCO Global Bond (Unhedged)	None
	PIMCO Global Bond (U.S. Dollar-Hedged)	None
Rahman	PIMCO Global Advantage® Strategy Bond	None
Rennison	PIMCO TRENDS Managed Futures Strategy	None
Rodosky	PIMCO Extended Duration	None
	PIMCO Long Duration Total Return	None
	PIMCO Long-Term U.S. Government	None
	PIMCO StocksPLUS® Long Duration	None
Saffari	PIMCO Emerging Markets Corporate Bond	None
Schneider[4]	PIMCO Government Money Market	None
	PIMCO Low Duration	None
	PIMCO Low Duration II	None
	PIMCO Low Duration III	None
	PIMCO Money Market	None
	PIMCO Short Asset Investment	None
	PIMCO Short-Term	$100,001-$500,000
Seidner	PIMCO Unconstrained Bond	$500,001-$1,000,000
	PIMCO Unconstrained Tax Managed Bond	None
Sharenow	PIMCO CommoditiesPLUS® Strategy	None
Sundstrom	PIMCO Global Multi-Asset	None
Worah[5]	PIMCO CommodityRealReturn Strategy	$50,001-$100,000
	PIMCO Global Multi-Asset	over $1,000,000
	PIMCO Inflation Response Multi-Asset	$100,001-$500,000
	PIMCO Multi-Strategy Alternative	None
	PIMCO Real Return	$1-$10,000
	PIMCO Real Return Asset	None
	PIMCO RealEstateRealReturn Strategy	$100,001-$500,000
	PIMCO Total Return	over $1,000,000
	PIMCO Total Return II	None
	PIMCO Total Return III	None
	PIMCO Total Return IV	None

[1]	Mr. Banet co-manages the PIMCO Real Return Limited Duration Fund, which had not commenced operations as of March 31, 2015.
[2]

Effective December 22, 2015, Mr. Devgon co-manages the PIMCO RealPathTM Income Fund, PIMCO RealPathTM 2020 Fund, PIMCO RealPathTM 2025 Fund, PIMCO RealPathTM 2030 Fund, PIMCO RealPathTM 2035 Fund, PIMCO RealPathTM 2040 Fund, PIMCO RealPathTM 2045 Fund, PIMCO RealPathTM 2050 Fund and PIMCO RealPathTM 2055 Fund. Information for Mr. Devgon pertaining to these Funds is as of November 30, 2015.

[3]

Effective August 20, 2015, Mr. Hammer co-manages the PIMCO California Municipal Bond Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund and PIMCO Short Duration Municipal Income Fund. Information for Mr. Hammer pertaining to these Funds is as of July 31, 2015.

[4]	Mr. Schneider manages the PIMCO Treasury Money Market Fund, which has not commenced operations as of March 31, 2015.
[5]	Mr. Worah co-manages the PIMCO Real Return Limited Duration Fund, which had not commenced operations as of March 31, 2015.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of each class of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust, which is subject to annual approval by the Board of Trustees. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management.

The Distributor does not participate in the distribution of non-PIMCO managed products. As noted in further detail below, under a separate marketing services agreement between PIMCO and the Distributor, PIMCO compensates the Distributor for providing various marketing services for the Funds. Furthermore, representatives of the Distributor may also be employees or associated persons of PIMCO. Because of these affiliations with PIMCO, the interests of the Distributor may conflict with the interests of Fund investors. Additionally, certain representatives of the Distributor (“Advisor Consultants”) may receive differing levels of compensation from the sale of various PIMCO products, which may create further conflicts of interest. Levels of compensation for Advisor Consultants do not vary by share class within a PIMCO product, regardless of class differences relating to distribution-related fees, for sales at approved financial firms. Levels of compensation for Advisor Consultants do not vary across products eligible for commissions that fall into a strategy bucket described below (e.g., Equity, Short Term, etc., other than certain PIMCO Variable Insurance Trust (“PVIT”) and PIMCO Equity Series VIT (“PESVIT”) sales). Advisor Consultants are eligible to receive compensation, ascending generally by product type, with respect to sales of the following: PVIT and PESVIT Funds, Short Term Strategies, Select Strategies, and Equity Strategies (each as defined, from time to time, by the Distributor). For certain Advisor Consultants, compensation payable on PVIT and PESVIT Funds equals compensation payable on Short Term Strategies, while, for others, compensation payable on Select Strategies may equal compensation payable on Equity Strategies in certain instances (based on overall Select Strategy sales levels, which vary based on volume). Additionally, Advisor Consultants may receive commissions from the sale of PIMCO closed-end funds and discretionary special bonuses from the sale of certain products such as PIMCO exchange-traded funds, which may offer higher or lower sales-related compensation than the product types noted above. Advisor Consultants eligible for such variable compensation may have a particular incentive to promote, recommend, or solicit the sale of particular Funds over other Funds or products, or other products over Funds of the Trust, which may give rise to a conflict of interest. Where such compensation is based on sales performance the relevant metric is gross sales (with certain adjustments, including for certain redemptions), which may give the Advisor Consultant a financial interest to market, recommend, or solicit a sale or holding (i.e., refraining from redeeming), if applicable, of certain products. Additionally, from time to time Advisor Consultants may receive discretionary compensation based on sales and/or job performance. Where discretionary compensation is based on job performance, the Distributor uses metrics which are generally indicative of the Advisor Consultant’s success in the areas of, among others, financial advisor satisfaction and Advisor Consultant product knowledge, responsiveness, and/or effectiveness. Under policies applicable to all Advisor Consultants, no Advisor Consultant is permitted to promote, recommend, or solicit the sale of one product over another solely because that product will provide higher revenue or compensation to PIMCO, the Distributor, or to the Advisor Consultant.

As noted above, PIMCO pays the Distributor a fee for marketing and related services pursuant to a Marketing Services Agreement between PIMCO and the Distributor. These payments are made to the Distributor from PIMCO’s profits and are in addition to the revenue the Distributor earns under its Distribution Contract with the Trust. The fee is payable on a monthly basis at a current annual rate of 0.33 percent of gross fund sales in the month (“gross fund sales” includes the aggregate gross dollar value of sales of all share classes of the series of the Trust, PIMCO Variable Insurance Trust (“PVIT”) and PIMCO ETF Trust during the applicable month, excluding, however (i) the sale of series of the Trust’s, PVIT’s or PIMCO ETF Trust’s shares to another PIMCO-managed fund and (ii) sales of any shares of the Trust that are not registered under both the 1940 Act and the 1933 Act (including but not limited to shares of any series of the PIMCO Funds: Private Account Portfolio Series)).

The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC and is a member of FINRA. All account inquiries should be mailed to the Trust’s Transfer Agent, and should not be mailed to the Distributor.

The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract, the Supervision and Administration Agreement or the Distribution and Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

The Trust has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation/name; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class may, at the Board of Trustees’ discretion, pay a different share of distribution or shareholder servicing expenses (but not including advisory or custodial fees or other expenses related to the management of the Trust’s assets) if the distribution or shareholder servicing expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a different sales charge structure, and different exchange and conversion features.

The Trust may offer up to eight classes of shares: Class A, Class C, Class D, Class M, Class P, Class R, Institutional Class and Administrative Class.

Class A and Class C shares of the Trust are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor, but may be available through other financial firms, including banks and trust companies and to specified benefit plans (as defined below) and other retirement accounts.

Class D shares are generally offered through financial firms with which the Distributor has an agreement for the use of Funds in particular investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms or for which a fee may be charged, and where such Class D shares are held in an account at the financial firm in nominee or street name as your agent.

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans (collectively, “specified benefit plans”) and other accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Additionally, Class R shares also are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to retail accounts, non-Class R Eligible Plans, traditional and Roth IRAs (except through certain omnibus accounts), SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or Coverdell Education Savings Accounts. Plan participants may not directly purchase Class R shares through the Distributor. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by Class R Eligible Plans and their participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.

Class P shares are generally offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other financial firms with which the Distributor has an agreement for the use of the Funds in those programs, and where such Class P shares are held in an account at the financial firm in nominee or street name as your agent. Specified benefit plans may also purchase Class P shares, provided that the Fund or its Administrator is not required to pay any type of administrative fee per participant account to any third party. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.

Institutional Class shares are offered primarily for direct investment by investors such as specified benefit plans, endowments, foundations, corporations and high net worth individuals that can meet the minimum investment amount. Institutional Class shares also may be offered through certain financial firms that charge their customers transaction or other fees with respect to the customer’s investment in the Funds. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.

Class M shares are offered primarily for direct investment by investors such as specified benefit plans, endowments, foundations, corporations, high net worth individuals that can meet the minimum investment amount and through intermediary trading platforms and portals that provide specialized sub-accounting and shareholder processing services.

Administrative Class shares are generally offered through broker-dealers and other financial firms for investment by specified benefit plans. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.

Certain Funds formerly offered Class B shares. Effective March 25, 2015 (the “Conversion Date”), all Class B Shares of each Fund converted to Class A Shares of the same Fund. No contingent deferred sales charges (“CDSCs”) were assessed in connection with this early conversion. The automatic conversion of each Fund’s Class B Shares into Class A Shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by such converting shareholders.

Initial Sales Charge and Contingent Deferred Sales Charge

As described in the Prospectuses under the caption “Classes of Shares—Sales Charges,” Class A shares of the Funds are sold pursuant to an initial sales charge (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds (the “PIMCO Money Funds”)), which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2015, March 31, 2014 and March 31, 2013, the Distributor received an aggregate of $27,269,431, $47,764,306 and $125,469,391, respectively, and retained $3,751,284, $6,577,850 and $17,309,160, respectively, in initial sales charges paid by Class A shareholders of the Trust.

Each Fund may sell its Class A shares at net asset value without an initial sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of the Trust, PIMCO or the Distributor. The Trust believes that this arrangement encourages those persons to invest in the Funds, which further aligns the interest of the Funds and those persons. See “Sales at Net Asset Value” below for more information.

As further described in the Prospectuses under the caption “Classes of Shares—Sales Charges,” a contingent deferred sales charge is imposed upon certain redemptions of the Class A and Class C shares. No contingent deferred sales charge is imposed upon redemptions of Class D, Class M, Class P, Class R, Institutional Class, or Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund and class-by-class basis, shareholders should consider whether to exchange shares of one fund for shares of another fund or exchange one share class for another share class in the same fund (an “intra-fund exchange”) prior to redeeming an investment if such an exchange or intra-fund exchange would reduce the contingent deferred sales charge applicable to such redemptions.

During the fiscal years ended March 31, 2015, March 31, 2014 and March 31, 2013, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares and Class C shares of the Funds:

	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013
Class A	$1,804,142	$3,893,594	$1,621,563

Class C	2,061,744	7,981,152	4,156,387

In certain cases described in the Prospectuses, the contingent deferred sales charge is waived on redemptions of Class A or Class C shares for certain classes of individuals or entities on account of: (i) the fact that the Trust’s sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived; (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations; and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors. See “Waiver of Contingent Deferred Sales Charges” below for more information.

Distribution and Servicing Plans for Class A, Class C and Class R Shares

Class A, Class C and Class R shares are continuously offered. Pursuant to separate Distribution and Servicing Plans for Class A, Class C, and Class R shares (the “Retail Plans”), the Distributor receives distribution fees from the Funds, and in connection with personal services rendered to Class A, Class C and Class R shareholders of the Funds and the maintenance of shareholder accounts, the Distributor receives servicing fees from the Funds. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Prospectuses, the Distributor pays: (i) all or a portion of the distribution fees it receives from the Funds to broker-dealers, and (ii) all or a portion of the servicing fees it receives from the Funds to broker-dealers, certain banks and other financial firms.

The Distributor pays distribution and servicing fees to broker-dealers and servicing fees to certain banks and other financial firms as well as specified benefit plans, their service providers and their sponsors in connection with the sale of Class C and Class R shares, and servicing fees to broker-dealers, certain banks and other financial firms related to servicing Class A shares. In the case of Class A shares, broker-dealers receive a portion of the front-end sales charge set forth in the tables below under the caption “Initial Sales Charge Alternative—Class A Shares” except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay broker-dealers an advance/upfront commission in connection with sales of Class A shares without a sales charge). In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund’s Class A, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of preparing, printing and distributing advertising, sales literature and Prospectuses to persons other than current shareholders.

The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee, applicable to Class C and Class R shares, may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class C or Class R shares, including compensation to, and expenses (including overhead and telephone expenses) of, registered representatives or other employees of the Distributor or of broker-dealers who engage in sales of Class C or Class R shares. The servicing fee, applicable to Class A, Class C and Class R shares, may be spent by the Distributor on personal services rendered to shareholders of the Funds and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial advisors or other employees of broker-dealers, certain banks and other financial firms as well as specified benefit plans, their service providers and their sponsors who provide services to plan participants, who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Funds to shareholders, who render advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who provide and maintain elective shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for shareholders, who act as sole shareholder of record and nominee for shareholders, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services or who provide such similar services as permitted under applicable statutes, rules or regulations. Distribution and servicing fees also may be spent on interest payments relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds’ shares of the same class and vice versa. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the distribution or servicing of a single class. The Distributor may make payments to broker-dealers (and with respect to servicing fees only, to certain banks and other financial firms) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

Fund	Servicing Fee[1]	Distribution Fee[1]

Class A

PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds[3]	0.10%	None
All other Funds	0.25%	None

Class C2

PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds[4]	0.10%	None
PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Short Asset Investment, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds	0.25%	0.30%
PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO Real Return, PIMCO StocksPLUS® and PIMCO Tax Managed Real Return Funds	0.25%	0.50%
All other Funds	0.25%	0.75%

Class R

Government Money Market Fund and PIMCO Treasury Money Market Fund[4]	0.10%	None
All other Funds	0.25%	0.25%

(1)    Applies, in part, to Class A and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.

(2)    Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

(3)    With respect to the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds, the Trust has suspended payment of distribution and/or servicing fees at this time. The payment of distribution and/or servicing fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker-dealer, bank, trust company, insurance company or benefit plan administrator or other service provider (collectively, “financial firms”) through which you purchase your shares. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class C and Class R shares and, for Class A, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Disinterested Trustees; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

The Retail Plans went into effect for the Trust in January 1997 (December 2002 for Class R shares). If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Retail Plans, as well as Administrative Class Plan and Class D Plan discussed below, are designed to promote sales of shares and to reduce the amount of redemptions that might otherwise occur if those plans were not in effect, and to compensate financial firms for their servicing and maintenance of shareholder accounts. Although Fund expenses are primarily based on a percentage of net assets, increasing net assets through sales of shares and limiting reductions in nets assets by reducing redemptions may help lower a Fund’s expense ratio by spreading its fixed costs over a larger base and may reduce the potential adverse effects of selling a Fund’s portfolio securities to meet redemptions. In addition, PIMCO and the Distributor may profit by reason of the operation of the plans through increases in Fund assets which may allow them to recruit and retain talent required to maintain a high level of performance and service to the Funds and their shareholders. It is impossible to know for certain if the level of sales and redemptions of Fund shares would differ in the absence of these plans, or whether other benefits will be realized as a result of these plans.

Payments Pursuant to Class A Plan

For the fiscal years ended March 31, 2015, March 31, 2014, and March 31, 2013, the Trust paid the Distributor an aggregate of $104,813,252, $140,084,552 and $146,788,530, respectively, pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013

PIMCO All Asset Fund	$ 4,214,146	$ 5,202,549	$ 5,112,511
PIMCO All Asset All Authority Fund	6,108,885	11,129,254	9,982,888
PIMCO California Intermediate Municipal Bond Fund	105,081	127,769	161,626
PIMCO California Municipal Bond Fund	3,581	3,595(1)	1,922(2)
PIMCO California Short Duration Municipal Income Fund	179,427	268,776	374,942
PIMCO CommoditiesPLUS® Strategy Fund	240,817	779,167	159,433
PIMCO CommodityRealReturn Strategy Fund®	1,825,395	3,355,101	4,663,459
PIMCO Credit Absolute Return Fund	68,657	80,750	27,858
PIMCO Diversified Income Fund	448,356	645,621	753,316
PIMCO RAE Fundamental PLUS EMG Fund	22,591	4,657	0
PIMCO Emerging Local Bond Fund	369,224	924,492	1,218,547

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013

PIMCO Emerging Markets Bond Fund	749,670	1,338,264	1,992,761
PIMCO Emerging Markets Corporate Bond Fund	6,309	25,167	11,110
PIMCO Emerging Markets Currency Fund	112,049	217,356	316,723
PIMCO Emerging Markets Full Spectrum Bond Fund	9,466	6,355	25
PIMCO RAE Low Volatility PLUS EMG Fund	3,766	6	N/A
PIMCO Floating Income Fund	546,393	565,975	365,626
PIMCO Foreign Bond Fund (Unhedged)	433,190	652,408	1,008,179
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,001,369	954,576	1,046,664
PIMCO RAE Fundamental Advantage PLUS Fund	140,072	168,848	141,835
PIMCO RAE Fundamental PLUS Fund	2,028,388	1,354,249	374,484
PIMCO Global Advantage® Strategy Bond Fund	94,359	204,321	386,859
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	161,873	185,727	161,832
PIMCO Global Multi-Asset Fund	511,209	1,428,283	2,543,738
PIMCO GNMA Fund	740,451	1,081,659	1,708,096
PIMCO Government Money Market Fund	0	1,807(3)	6,256(4)
PIMCO High Yield Fund	2,305,829	2,756,041	3,135,247
PIMCO High Yield Municipal Bond Fund	349,297	373,525	465,908
PIMCO High Yield Spectrum Fund	72,197	69,878	57,262
PIMCO Income Fund	12,571,210	11,574,073	5,508,736
PIMCO Inflation Response Multi-Asset Fund	33,887	35,712	17,841
PIMCO RAE Fundamental PLUS International Fund	10,436	648	0
PIMCO StocksPLUS® International Fund (Unhedged)	72,346	49,119	20,910
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	482,646	299,709	64,809
PIMCO RAE Low Volatility PLUS International Fund	2,882	23	N/A
PIMCO Investment Grade Corporate Bond Fund	2,517,445	3,543,732	3,862,551
PIMCO Long-Term U.S. Government Fund	460,606	451,943	624,262
PIMCO Low Duration Fund	5,867,397	8,656,602	8,786,840
PIMCO RAE Low Volatility PLUS Fund	13,654	6	N/A
PIMCO Money Market Fund	0	43,082(5)	166,733(6)
PIMCO Mortgage Opportunities Fund	42,650	27,125	2,098
PIMCO Mortgage-Backed Securities Fund	82,876	134,457	200,486
PIMCO Multi-Strategy Alternative Fund	549	N/A	N/A
PIMCO Municipal Bond Fund	564,321	628,163	716,472
PIMCO National Intermediate Municipal Bond Fund	37,877	30,037	6,381(7)
PIMCO New York Municipal Bond Fund	121,086	124,354	136,676
PIMCO Real Return Fund	6,552,505	8,999,384	12,562,117
PIMCO RealEstateRealReturn Strategy Fund	766,365	888,070	716,457
PIMCO RealPathTM 2020 Fund	20,082	20,153	14,609
PIMCO RealPathTM 2025 Fund	6,738	7,834	4,406
PIMCO RealPathTM 2030 Fund	16,959	20,539	11,977
PIMCO RealPathTM 2035 Fund	4,262	5,844	2,023
PIMCO RealPathTM 2040 Fund	14,716	13,419	7,522
PIMCO RealPathTM 2045 Fund	1,914	1,785	634
PIMCO RealPathTM 2050 Fund	6,580	4,120	2,200
PIMCO RealPathTM 2055 Fund	10	N/A	N/A
PIMCO RealPathTM Income Fund	18,553	22,989	17,462
PIMCO Senior Floating Rate Fund	315,297	295,795	29,738
PIMCO Short Asset Investment Fund	15,822	10,387	257(8)
PIMCO Short Duration Municipal Income Fund	339,602	472,700	414,033
PIMCO Short-Term Fund	2,037,184	2,868,971	2,964,200
PIMCO StocksPLUS® Small Fund	958,249	855,985	214,517
PIMCO RAE Fundamental PLUS Small Fund	4,509	8	N/A
PIMCO StocksPLUS® Fund	533,057	450,000	203,564
PIMCO StocksPLUS® Absolute Return Fund	864,689	744,035	290,159
PIMCO StocksPLUS® Short Fund	131,168	235,942	345,252
PIMCO Tax Managed Real Return Fund	12,017	16,334	26,318
PIMCO Total Return Fund	43,741,197	59,484,781	68,059,367
PIMCO Total Return Fund IV	50,247	55,729	27,451
PIMCO TRENDS Managed Futures Strategy Fund	12,401	54	N/A
PIMCO Unconstrained Bond Fund	2,550,325	4,847,020	4,394,997

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013

PIMCO Unconstrained Tax Managed Bond Fund	103,741	141,216(9)	128,809(10)
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	1,136	487	0
PIMCO RAE Worldwide Long/Short PLUS Fund	12	N/A	N/A

(1) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $6 and the Fund’s net payment pursuant to the Class A plan was $3,589.

(2) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $1 and the Fund’s net payment pursuant to the Class A plan was $1,921.

(3) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $1,796 and the Fund’s net payment pursuant to the Class A plan was $11.

(4) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $5,012 and the Fund’s net payment pursuant to the Class A plan was $1,244.

(5) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $43,082 and the Fund’s net payment pursuant to the Class A plan was $0.

(6) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $166,645 and the Fund’s net payment pursuant to the Class A plan was $88.

(7) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $52 and the Fund’s net payment pursuant to the Class A plan was $6,329.

(8) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $17 and the Fund’s net payment pursuant to the Class A plan was $240.

(9) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $912 and the Fund’s net payment pursuant to the Class A plan was $140,304.

(10) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $12,574 and the Fund’s net payment pursuant to the Class A plan was $116,235.

During the fiscal year ended March 31, 2015, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows: sales commissions and other compensation to sales personnel, $93,776,417; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $11,306,835.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total

PIMCO All Asset Fund	$ 3,770,396	$ 443,750	$ 4,214,146
PIMCO All Asset All Authority Fund	5,465,619	643,266	6,108,885
PIMCO California Intermediate Municipal Bond Fund	94,016	11,065	105,081
PIMCO California Municipal Bond Fund	3,204	377	3,581
PIMCO California Short Duration Municipal Income Fund	160,533	18,894	179,427
PIMCO CommoditiesPLUS® Strategy Fund	215,459	25,358	240,817
PIMCO CommodityRealReturn Strategy Fund®	1,633,181	192,214	1,825,395
PIMCO Credit Absolute Return Fund	61,427	7,230	68,657
PIMCO Diversified Income Fund	401,144	47,212	448,356
PIMCO RAE Fundamental PLUS EMG Fund	20,212	2,379	22,591
PIMCO Emerging Local Bond Fund	330,345	38,879	369,224
PIMCO Emerging Markets Bond Fund	670,730	78,940	749,670
PIMCO Emerging Markets Corporate Bond Fund	5,645	664	6,309
PIMCO Emerging Markets Currency Fund	100,250	11,799	112,049
PIMCO Emerging Markets Full Spectrum Bond Fund	8,469	997	9,466
PIMCO RAE Low Volatility PLUS EMG Fund	3,369	397	3,766
PIMCO Floating Income Fund	488,858	57,535	546,393
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	895,925	105,444	1,001,369
PIMCO Foreign Bond Fund (Unhedged)	387,575	45,615	433,190

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total

PIMCO RAE Fundamental Advantage PLUS Fund	125,322	14,750	140,072
PIMCO RAE Fundamental PLUS Fund	1,814,799	213,589	2,028,388
PIMCO Global Advantage® Strategy Bond Fund	84,423	9,936	94,359
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	144,828	17,045	161,873
PIMCO Global Multi-Asset Fund	457,379	53,830	511,209
PIMCO GNMA Fund	662,482	77,969	740,451
PIMCO High Yield Fund	2,063,025	242,804	2,305,829
PIMCO High Yield Municipal Bond Fund	312,516	36,781	349,297
PIMCO High Yield Spectrum Fund	64,595	7,602	72,197
PIMCO Income Fund	11,247,462	1,323,748	12,571,210
PIMCO Inflation Response Multi-Asset Fund	30,319	3,568	33,887
PIMCO RAE Fundamental PLUS International Fund	9,337	1,099	10,436
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	431,823	50,823	482,646
PIMCO StocksPLUS® International Fund (Unhedged)	64,728	7,618	72,346
PIMCO RAE Low Volatility PLUS International Fund	2,579	303	2,882
PIMCO Investment Grade Corporate Bond Fund	2,252,358	265,087	2,517,445
PIMCO Long-Term U.S. Government Fund	412,104	48,502	460,606
PIMCO Low Duration Fund	5,249,560	617,837	5,867,397
PIMCO RAE Low Volatility PLUS Fund	12,216	1,438	13,654
PIMCO Mortgage Opportunities Fund	38,159	4,491	42,650
PIMCO Mortgage-Backed Securities Fund	74,149	8,727	82,876
PIMCO Multi-Strategy Alternative Fund	491	58	549
PIMCO Municipal Bond Fund	504,898	59,423	564,321
PIMCO National Intermediate Municipal Bond Fund	33,889	3,988	37,877
PIMCO New York Municipal Bond Fund	108,336	12,750	121,086
PIMCO Real Return Fund	5,862,526	689,979	6,552,505
PIMCO RealEstateRealReturn Strategy Fund	685,667	80,698	766,365
PIMCO RealPathTM 2020 Fund	17,967	2,115	20,082
PIMCO RealPathTM 2025 Fund	6,028	710	6,738
PIMCO RealPathTM 2030 Fund	15,173	1,786	16,959
PIMCO RealPathTM 2035 Fund	3,813	449	4,262
PIMCO RealPathTM 2040 Fund	13,166	1,550	14,716
PIMCO RealPathTM 2045 Fund	1,712	202	1,914
PIMCO RealPathTM 2050 Fund	5,887	693	6,580
PIMCO RealPathTM 2055 Fund	9	1	10
PIMCO RealPathTM Income Fund	16,599	1,954	18,553
PIMCO Senior Floating Rate Fund	282,096	33,201	315,297
PIMCO Short Asset Investment Fund	14,156	1,666	15,822
PIMCO Short Duration Municipal Income Fund	303,842	35,760	339,602
PIMCO Short-Term Fund	1,822,669	214,515	2,037,184
PIMCO StocksPLUS® Small Fund	857,345	100,904	958,249
PIMCO RAE Fundamental PLUS Small Fund	4,034	475	4,509
PIMCO StocksPLUS® Absolute Return Fund	773,637	91,052	864,689
PIMCO StocksPLUS® Short Fund	117,356	13,812	131,168
PIMCO StocksPLUS® Fund	476,926	56,131	533,057
PIMCO Tax Managed Real Return Fund	10,752	1,265	12,017
PIMCO Total Return Fund	39,135,249	4,605,948	43,741,197
PIMCO Total Return Fund IV	44,956	5,291	50,247
PIMCO TRENDS Managed Futures Strategy Fund	11,095	1,306	12,401
PIMCO Unconstrained Bond Fund	2,281,776	268,549	2,550,325

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total

PIMCO Unconstrained Tax Managed Bond Fund	92,817	10,924	103,741
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	1,016	120	1,136
PIMCO RAE Worldwide Long/Short PLUS Fund	11	1	12

Payments Pursuant to Class C Plan

For the fiscal years ended March 31, 2015, March 31, 2014, and March 31, 2013, the Trust paid the Distributor an aggregate of $216,546,445, $276,168,140, and $281,832,108, respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013

PIMCO All Asset Fund	$ 16,244,683	$ 19,610,028	$ 19,407,524
PIMCO All Asset All Authority Fund	27,069,012	40,646,611	34,074,534
PIMCO California Intermediate Municipal Bond Fund	92,517	110,312	128,184
PIMCO California Municipal Bond Fund	11,123	1,833(1)	439(2)
PIMCO California Short Duration Municipal Income Fund	16,587	19,541(3)	16,747(4)
PIMCO CommoditiesPLUS® Strategy Fund	200,926	122,523	68,978
PIMCO CommodityRealReturn Strategy Fund®	3,298,594	5,377,019	8,173,463
PIMCO Credit Absolute Return Fund	115,122	111,940	29,004
PIMCO Diversified Income Fund	1,365,873	1,784,071	1,861,166
PIMCO RAE Fundamental PLUS EMG Fund	15,910	3,604	0
PIMCO Emerging Local Bond Fund	661,230	1,355,465	1,857,118
PIMCO Emerging Markets Bond Fund	1,206,743	1,811,729	2,194,624
PIMCO Emerging Markets Corporate Bond Fund	7,575	12,863	5,823
PIMCO Emerging Markets Currency Fund	230,807	388,345(5)	548,982(6)
PIMCO Emerging Markets Full Spectrum Bond Fund	4,494	4,229(7)	24
PIMCO RAE Low Volatility PLUS EMG Fund	1,390	24	0
PIMCO Floating Income Fund	860,372	842,713	454,977
PIMCO Foreign Bond Fund (Unhedged)	483,792	695,893	977,866
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	589,758	534,155	511,381
PIMCO RAE Fundamental Advantage PLUS Fund	324,017	316,117	203,235
PIMCO RAE Fundamental PLUS Fund	4,948,216	2,731,607	582,063
PIMCO Global Advantage® Strategy Bond Fund	191,677	304,529	389,474(8)
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	239,502	254,538	254,750
PIMCO Global Multi-Asset Fund	1,972,432	4,879,227	8,297,899
PIMCO GNMA Fund	1,210,692	1,890,377	3,036,293
PIMCO Government Money Market Fund	0	487(9)	1,667(10)
PIMCO High Yield Fund	5,093,471	5,768,836	6,109,241
PIMCO High Yield Municipal Bond Fund	687,451	635,509	662,638
PIMCO High Yield Spectrum Fund	113,020	71,129	26,535
PIMCO Income Fund	44,341,028	32,894,379	14,854,290
PIMCO Inflation Response Multi-Asset Fund	29,693	36,673	17,764
PIMCO RAE Fundamental PLUS International Fund	8,808	27	0
PIMCO StocksPLUS® International Fund (Unhedged)	90,096	68,311	23,617
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	780,499	445,933	79,814
PIMCO RAE Low Volatility PLUS International Fund	1,515	35	0
PIMCO Investment Grade Corporate Bond Fund	5,648,161	7,990,824	8,523,486
PIMCO Long-Term U.S. Government Fund	271,364	418,901	733,122
PIMCO Low Duration Fund	4,586,519	5,612,350	5,574,926
PIMCO RAE Low Volatility PLUS Fund	37,367	25	0
PIMCO Money Market Fund	0	18,071(11)	68,760(12)
PIMCO Mortgage Opportunities Fund	68,385(13)	34,964	2,355(14)
PIMCO Mortgage-Backed Securities Fund	123,638	174,536	242,859
PIMCO Multi-Strategy Alternative Fund	45	N/A	N/A
PIMCO Municipal Bond Fund	799,724	878,376	924,180

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013

PIMCO National Intermediate Municipal Bond Fund	30,932	20,475	3,334(15)
PIMCO New York Municipal Bond Fund	113,470	103,615	90,266
PIMCO Real Return Fund	9,641,249	15,315,097	22,825,819
PIMCO RealEstateRealReturn Strategy Fund	1,729,912	1,686,946	1,184,580
PIMCO RealPathTM 2020 Fund	37,466	29,466	14,765
PIMCO RealPathTM 2025 Fund	8,368	5,930	1,478
PIMCO RealPathTM 2030 Fund	24,248	19,719	12,277
PIMCO RealPathTM 2035 Fund	3,097	1,983	861
PIMCO RealPathTM 2040 Fund	14,735	10,410	3,416
PIMCO RealPathTM 2045 Fund	1,384	1,210	282
PIMCO RealPathTM 2050 Fund	7,053	6,161	3,562
PIMCO RealPathTM 2055 Fund	25	N/A	N/A
PIMCO RealPathTM Income Fund	25,638	26,336	19,139
PIMCO Senior Floating Rate Fund	967,415(16)	836,470	48,772
PIMCO Short Duration Municipal Income Fund	90,089	95,433(17)	96,965
PIMCO Short-Term Fund	1,250,980	1,359,495	1,124,735
PIMCO StocksPLUS® Small Fund	1,573,490	1,182,216	319,752
PIMCO RAE Fundamental PLUS Small Fund	19,396	12	0
PIMCO StocksPLUS® Fund	1,003,424	714,253	373,017
PIMCO StocksPLUS® Absolute Return Fund	2,018,232	1,423,626	408,344
PIMCO StocksPLUS® Short Fund	220,828	257,454	300,781
PIMCO Tax Managed Real Return Fund	12,749	19,808	25,048
PIMCO Total Return Fund	66,110,445	102,949,249	123,687,956
PIMCO Total Return Fund IV	41,101(18)	55,478(19)	15,311(20)
PIMCO TRENDS Managed Futures Strategy Fund	26,392	67	0
PIMCO Unconstrained Bond Fund	7,390,203	10,787,670(21)	10,095,315(22)
PIMCO Unconstrained Tax Managed Bond Fund	138,872	187,856(23)	181,021(24)
PIMCO Worldwide Long/Short PLUS Fund	45	N/A	N/A
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	1,379	314	0

(1) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $3 and the Fund’s net payment pursuant to the Class C plan was $1,830.

(2) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $4 and the Fund’s net payment pursuant to the Class C plan was $435.

(3) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $220 and the Fund’s net payment pursuant to the Class C plan was $19,321.

(4) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $45 and the Fund’s net payment pursuant to the Class C plan was $16,702.

(5) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $419 and the Fund’s net payment pursuant to the Class C plan was $387,926.

(6) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $142 and the Fund’s net payment pursuant to the Class C plan was $548,840.

(7) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $9 and the Fund’s net payment pursuant to the Class C plan was $4,220.

(8) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $1,185 and the Fund’s net payment pursuant to the Class C plan was $388,289.

(9) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $485 and the Fund’s net payment pursuant to the Class C plan was $2.

(10) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $1,340 and the Fund’s net payment pursuant to the Class C plan was $327.

(11) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $18,071 and the Fund’s net payment pursuant to the Class C plan was $0.

(12) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $68,718 and the Fund’s net payment pursuant to the Class C plan was $42.

(13) For the fiscal year ended March 31, 2015, the Distributor waived or reimbursed $333 and the Fund’s net payment pursuant to the Class C plan was $68,052.

(14) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $2 and the Fund’s net payment pursuant to the Class C plan was $2,353.

(15) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $7 and the Fund’s net payment pursuant to the Class C plan was $3,327.

(16) For the fiscal year ended March 31, 2015, the Distributor waived or reimbursed $969 and the Fund’s net payment pursuant to the Class C plan was $966,447.

(17) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $4,708 and the Fund’s net payment pursuant to the Class C plan was $90,725.

(18) For the fiscal year ended March 31, 2015, the Distributor waived or reimbursed $4,653 and the Fund’s net payment pursuant to the Class C plan was $36,448.

(19) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $941 and the Fund’s net payment pursuant to the Class C plan was $54,537.

(20) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $4 and the Fund’s net payment pursuant to the Class C plan was $15,307.

(21) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $1,121,724 and the Fund’s net payment pursuant to the Class C plan was $9,665,946.

(22) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $1,114,667 and the Fund’s net payment pursuant to the Class C plan was $8,980,648.

(23) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $23,299 and the Fund’s net payment pursuant to the Class C plan was $164,557.

(24) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $52,392 and the Fund’s net payment pursuant to the Class C plan was $128,629.

During the fiscal year ended March 31, 2015, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows: sales commissions and other compensation to sales personnel, $193,744,104; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $22,802,341.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total

PIMCO All Asset Fund	$ 14,534,118	$ 1,710,565	$ 16,244,683
PIMCO All Asset All Authority Fund	24,218,645	2,850,367	27,069,012
PIMCO California Intermediate Municipal Bond Fund	82,775	9,742	92,517
PIMCO California Municipal Bond Fund	9,952	1,171	11,123
PIMCO California Short Duration Municipal Income Fund	14,840	1,747	16,587
PIMCO CommoditiesPLUS® Strategy Fund	179,768	21,158	200,926
PIMCO CommodityRealReturn Strategy Fund®	2,951,252	347,342	3,298,594
PIMCO Credit Absolute Return Fund	103,000	12,122	115,122
PIMCO Diversified Income Fund	1,222,047	143,826	1,365,873
PIMCO RAE Fundamental PLUS EMG Fund	14,235	1,675	15,910
PIMCO Emerging Local Bond Fund	591,602	69,628	661,230
PIMCO Emerging Markets Bond Fund	1,079,673	127,070	1,206,743
PIMCO Emerging Markets Corporate Bond Fund	6,777	798	7,575
PIMCO Emerging Markets Currency Fund	206,503	24,304	230,807
PIMCO Emerging Markets Full Spectrum Bond Fund	4,021	473	4,494
PIMCO RAE Low Volatility PLUS EMG Fund	1,244	146	1,390
PIMCO Floating Income Fund	769,775	90,597	860,372
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	527,656	62,102	589,758
PIMCO Foreign Bond Fund (Unhedged)	432,849	50,943	483,792
PIMCO RAE Fundamental Advantage PLUS Fund	289,898	34,119	324,017
PIMCO RAE Fundamental PLUS Fund	4,427,169	521,047	4,948,216
PIMCO Global Advantage® Strategy Bond Fund	171,493	20,184	191,677
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	214,282	25,220	239,502
PIMCO Global Multi-Asset Fund	1,764,735	207,697	1,972,432
PIMCO GNMA Fund	1,083,206	127,486	1,210,692

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total

PIMCO High Yield Fund	4,557,129	536,342	5,093,471
PIMCO High Yield Municipal Bond Fund	615,062	72,389	687,451
PIMCO High Yield Spectrum Fund	101,119	11,901	113,020
PIMCO Income Fund	39,671,918	4,669,110	44,341,028
PIMCO Inflation Response Multi-Asset Fund	26,566	3,127	29,693
PIMCO RAE Fundamental PLUS International Fund	7,881	927	8,808
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	698,312	82,187	780,499
PIMCO StocksPLUS® International Fund (Unhedged)	80,609	9,487	90,096
PIMCO RAE Low Volatility PLUS International Fund	1,355	160	1,515
PIMCO Investment Grade Corporate Bond Fund	5,053,410	594,751	5,648,161
PIMCO Long-Term U.S. Government Fund	242,789	28,575	271,364
PIMCO Low Duration Fund	4,103,559	482,960	4,586,519
PIMCO RAE Low Volatility PLUS Fund	33,432	3,935	37,367
PIMCO Mortgage Opportunities Fund	61,184	7,201	68,385
PIMCO Mortgage-Backed Securities Fund	110,619	13,019	123,638
PIMCO Multi-Strategy Alternative Fund	40	5	45
PIMCO Municipal Bond Fund	715,513	84,211	799,724
PIMCO National Intermediate Municipal Bond Fund	27,675	3,257	30,932
PIMCO New York Municipal Bond Fund	101,522	11,948	113,470
PIMCO Real Return Fund	8,626,025	1,015,224	9,641,249
PIMCO RealEstateRealReturn Strategy Fund	1,547,752	182,160	1,729,912
PIMCO RealPathTM 2020 Fund	33,521	3,945	37,466
PIMCO RealPathTM 2025 Fund	7,487	881	8,368
PIMCO RealPathTM 2030 Fund	21,695	2,553	24,248
PIMCO RealPathTM 2035 Fund	2,771	326	3,097
PIMCO RealPathTM 2040 Fund	13,183	1,552	14,735
PIMCO RealPathTM 2045 Fund	1,238	146	1,384
PIMCO RealPathTM 2050 Fund	6,310	743	7,053
PIMCO RealPathTM 2055 Fund	22	3	25
PIMCO RealPathTM Income Fund	22,938	2,700	25,638
PIMCO Senior Floating Rate Fund	865,546	101,869	967,415
PIMCO Short Duration Municipal Income Fund	80,603	9,486	90,089
PIMCO Short-Term Fund	1,119,252	131,728	1,250,980
PIMCO StocksPLUS® Small Fund	1,407,802	165,688	1,573,490
PIMCO RAE Fundamental PLUS Small Fund	17,354	2,042	19,396
PIMCO StocksPLUS® Fund	897,763	105,661	1,003,424
PIMCO StocksPLUS® Absolute Return Fund	1,805,712	212,520	2,018,232
PIMCO StocksPLUS® Short Fund	197,575	23,253	220,828
PIMCO Tax Managed Real Return Fund	11,407	1,342	12,749
PIMCO Total Return Fund	59,149,015	6,961,430	66,110,445
PIMCO Total Return Fund IV	36,773	4,328	41,101
PIMCO TRENDS Managed Futures Strategy Fund	23,613	2,779	26,392
PIMCO Unconstrained Bond Fund	6,612,015	778,188	7,390,203
PIMCO Unconstrained Tax Managed Bond Fund	124,249	14,623	138,872
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	1,234	145	1,379
PIMCO RAE Worldwide Long/Short PLUS Fund	41	5	46

Payments Pursuant to Class R Plan

For the fiscal years ended March 31, 2015, March 31, 2014, and March 31, 2013, the Trust paid the Distributor an aggregate of $18,464,868, $21,157,612, and $21,767,634, respectively, pursuant to the Distribution and Servicing Plan for Class R shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013

PIMCO All Asset Fund	$ 654,446	$ 719,789	$ 512,179
PIMCO CommoditiesPLUS® Strategy Fund	8,422	3,531	1,290
PIMCO CommodityRealReturn Strategy Fund®	268,222	211,447	91,016
PIMCO Credit Absolute Return Fund	3,650	3,222	2,324
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	171,223	120,035	102,231
PIMCO Global Advantage® Strategy Bond Fund	28,335	29,677	34,352
PIMCO Global Multi-Asset Fund	59,914	88,659	98,031
PIMCO High Yield Fund	240,808	293,659	274,951
PIMCO Income Fund	409,532	240,683	86,841
PIMCO Inflation Response Multi-Asset Fund	1,638	334	51
PIMCO Low Duration Fund	657,583	666,908	620,295
PIMCO Real Return Fund	2,034,344	2,200,820	2,585,099
PIMCO RealPathTM 2020 Fund	10,767	10,616	4,485
PIMCO RealPathTM 2025 Fund	6,931	5,676	802
PIMCO RealPathTM 2030 Fund	12,150	11,603	3,605
PIMCO RealPathTM 2035 Fund	4,429	2,989	439
PIMCO RealPathTM 2040 Fund	11,101	10,892	4,401
PIMCO RealPathTM 2045 Fund	2,524	2,359	272
PIMCO RealPathTM 2050 Fund	3,802	3,410	2,290
PIMCO RealPathTM 2055 Fund	12	N/A	N/A
PIMCO RealPathTM Income Fund	1,074	1,351	1,447
PIMCO Senior Floating Rate Fund	28,881	13,796	3,585
PIMCO Short-Term Fund	358,361	216,959	63,995
PIMCO StocksPLUS® Fund	58,444	44,840	19,439
PIMCO Total Return Fund	13,358,842	16,171,568	17,176,732
PIMCO Unconstrained Bond Fund	69,433	81,974(1)	77,128(2)

(1) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $416 and the Fund’s net payment pursuant to the Class R plan was $81,558.

(2) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $14 and the Fund’s net payment pursuant to the Class R plan was $77,114.

During the fiscal year ended March 31, 2015, the amounts collected pursuant to the Distribution and Servicing Plan for Class R shares were used as follows: sales commissions and other compensation to sales personnel, $16,520,518; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $1,944,351.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total

PIMCO All Asset Fund	$ 585,533	$ 68,913	$ 654,446
PIMCO CommoditiesPLUS® Strategy Fund	7,535	887	8,422
PIMCO CommodityRealReturn Strategy Fund®	239,978	28,244	268,222
PIMCO Credit Absolute Return Fund	3,266	384	3,650
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	153,193	18,030	171,223
PIMCO Global Advantage® Strategy Bond Fund	25,351	2,984	28,335
PIMCO Global Multi-Asset Fund	53,605	6,309	59,914

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total

PIMCO High Yield Fund	215,451	25,357	240,808
PIMCO Income Fund	366,408	43,124	409,532
PIMCO Inflation Response Multi-Asset Fund	1,466	172	1,638
PIMCO Low Duration Fund	588,340	69,243	657,583
PIMCO Real Return Fund	1,820,128	214,216	2,034,344
PIMCO RealPathTM 2020 Fund	9,633	1,134	10,767
PIMCO RealPathTM 2025 Fund	6,201	730	6,931
PIMCO RealPathTM 2030 Fund	10,871	1,279	12,150
PIMCO RealPathTM 2035 Fund	3,963	466	4,429
PIMCO RealPathTM 2040 Fund	9,932	1,169	11,101
PIMCO RealPathTM 2045 Fund	2,258	266	2,524
PIMCO RealPathTM 2050 Fund	3,402	400	3,802
PIMCO RealPathTM 2055 Fund	11	1	12
PIMCO RealPathTM Income Fund	961	113	1,074
PIMCO Senior Floating Rate Fund	25,840	3,041	28,881
PIMCO Short-Term Fund	320,626	37,735	358,361
PIMCO StocksPLUS® Fund	52,290	6,154	58,444
PIMCO Total Return Fund	11,952,156	1,406,686	13,358,842
PIMCO Unconstrained Bond Fund	62,122	7,311	69,433

Distribution and Servicing Plan for Administrative Class Shares

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial firms, certain services in connection with the distribution and marketing of Administrative Class shares and/or certain shareholder services to a financial firm’s customers or participants in benefits plans that invest in Administrative Class shares of the Funds. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the Administrative Class Plan (calculated as a percentage of each Fund’s average daily net assets attributable to Administrative Class shares):

Administrative Class	Distribution and/or Servicing Fee
PIMCO Government Money Market Fund	0.10%
PIMCO Money Market Fund	0.10%
PIMCO Treasury Money Market Fund	0.10%
All other Funds	0.25%

The fee payable pursuant to the Administrative Class Plan may be used by the Distributor to provide or procure services including, among other things, providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for Prospectuses and the Statement of Additional Information; preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options. In addition, the fee payable pursuant to the Administrative Class Plan may be used by the Distributor to provide or procure administrative services for Administrative Class shareholders of the Funds including, among other things, receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

In accordance with Rule 12b-1 under the 1940 Act, the Administrative Class Plan may not be amended to increase materially the costs which Administrative Class shareholders may bear under the respective Administrative Class Plan without approval of a majority of the outstanding Administrative Class shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Administrative Class Plan or any agreements related to it (the “Administrative Class Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Administrative Class Plan and any related amendments. The Administrative Class Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Administrative Class Plan Trustees. The Administrative Class Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Administrative Class Plan Trustees. The Administrative Class Plan may be terminated at any time, without penalty, by vote of a majority of the Administrative Class Plan Trustees or by a vote of a majority of the outstanding Administrative Class shares of a Fund. Pursuant to the Administrative Class Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under the Administrative Class Plan and the purpose for which such expenditures were made.

FINRA rules limit the amount of asset-based sales charges (“distribution fees”) that may be paid by mutual funds out of their assets as a percentage of total new gross sales. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub-account services) are not subject to these limits on distribution fees. While the fees paid pursuant to the Administrative Class Plan will typically be treated as distribution fees for purposes of FINRA rules, some portion of the fees may qualify as “service fees” (or fees for ministerial, recordkeeping or administrative activities) and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. However, FINRA rules limit service fees to 0.25% of a Fund’s average annual net assets.

Payments Pursuant to the Administrative Class Plans

For the fiscal years ended March 31, 2015, March 31, 2014, and March 31, 2013, the Trust paid qualified service providers an aggregate amount of $73,688,702, $92,995,346 and $103,843,381, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan. Such payments were allocated among the Funds with operational Administrative Class shares listed below as follows:

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013

PIMCO All Asset Fund	$ 1,146,300	$ 1,180,850	$ 1,002,228
PIMCO CommoditiesPLUS® Strategy Fund	7,505	0	0
PIMCO CommodityRealReturn Strategy Fund®	628,204	850,840	1,541,737
PIMCO Diversified Income Fund	24,933	28,664	23,030
PIMCO RAE Fundamental PLUS EMG Fund	585	442	144
PIMCO Emerging Local Bond Fund	95,059	111,406	106,233
PIMCO Emerging Markets Bond Fund	25,482	52,839	76,012
PIMCO Emerging Markets Currency Fund	21,920	18,285	48,861
PIMCO Floating Income Fund	3,021	2,063	438
PIMCO Foreign Bond Fund (Unhedged)	43,632	44,811	47,811
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	76,598	43,879	51,251
PIMCO RAE Fundamental PLUS Fund	101,883	83,506	38,434
PIMCO Global Bond Fund (Unhedged)	420,106	511,879	620,306
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	10,833	9,542	5,761
PIMCO Global Multi-Asset Fund	198	6,513	6,012
PIMCO High Yield Fund	1,302,897	1,903,401	2,300,778
PIMCO Income Fund	452,335	338,614	26,436
PIMCO StocksPLUS® International Fund (Unhedged)	6,742	4,448	714
PIMCO Investment Grade Corporate Bond Fund	367,992	462,466	528,427
PIMCO Long-Term U.S. Government Fund	137,146	142,908	212,185
PIMCO Low Duration Fund	1,049,052	1,502,187	2,001,596
PIMCO Low Duration Fund II	47,910	67,661	52,337
PIMCO Low Duration Fund III	16,768	11,054	4,645
PIMCO Money Market Fund	0	101,577	459,671
PIMCO Mortgage-Backed Securities Fund	52,545	93,374	142,169
PIMCO Municipal Bond Fund	505	1,165	1,405
PIMCO Real Return Fund	2,479,023	3,471,391	4,204,161
PIMCO RealPathTM 2020 Fund	154,110	112,619	81,617
PIMCO RealPathTM 2025 Fund	142,589	101,483	70,330
PIMCO RealPathTM 2030 Fund	195,036	136,300	85,094
PIMCO RealPathTM 2035 Fund	137,624	84,834	51,790
PIMCO RealPathTM 2040 Fund	134,799	97,156	69,045
PIMCO RealPathTM 2045 Fund	45,784	18,047	6,851
PIMCO RealPathTM 2050 Fund	91,739	52,156	27,266
PIMCO RealPathTM 2055 Fund	6	N/A	N/A

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013

PIMCO RealPathTM Income Fund	93,101	71,053	51,119
PIMCO Short Asset Investment Fund	1,491	1,043	75(1)
PIMCO Short Duration Municipal Income Fund	5	2(2)	3,546
PIMCO Short-Term Fund	4,724,242	6,351,514	7,184,333
PIMCO StocksPLUS® Fund	13,727	14,459	9,470
PIMCO Total Return Fund	59,043,555	74,395,003	82,167,547
PIMCO Total Return Fund II	116,128	147,589	199,951
PIMCO Total Return Fund III	270,299	291,684	280,103
PIMCO TRENDS Managed Futures Strategy Fund	100	6	N/A
PIMCO Unconstrained Bond Fund	5,193	1,636	N/A

(1) For the fiscal year ended March 31, 2013, the Distributor or its affiliates waived or reimbursed $1 and the Fund’s net payment pursuant to the Administrative Class Plans was $74.

(2) For the fiscal year ended March 31, 2014, the Distributor or its affiliates waived or reimbursed $1 and the Fund’s net payment pursuant to the Administrative Class Plans was $1.

The remaining Funds did not make payments under the Administrative Class Plans.

Distribution and Servicing Plan for Class D Shares

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund may compensate the Distributor for providing, or procuring through financial firms, certain services in connection with the distribution and marketing of Class D shares and/or certain shareholder services to a financial firm’s customers that invest in Class D shares of the Funds. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the Class D Plan (calculated as a percentage of each Fund’s average daily net assets attributable to Class D shares):

Class D	Distribution and/or Servicing Fee
PIMCO Government Money Market Fund	0.10%
PIMCO Money Market Fund	0.10%
PIMCO Treasury Money Market Fund	0.10%
All other Funds	0.25%

The fee payable pursuant to the Class D Plan may be used by the Distributor to provide or procure services including, among other things, facilities for placing orders directly for the purchase of a Fund’s shares and tendering a Fund’s Class D shares for redemption; advertising with respect to a Fund’s Class D shares; providing information about a Fund; providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for Prospectuses and statements of additional information; preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and shareholder services provided by a financial services firm such as a broker-dealer or registered investment advisor (a “Service Organization”) that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the respective Class D Plan without approval of a majority of the outstanding Class D shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Class D Plan or any agreements related to it (the “Class D Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Class D Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Class D Plan Trustees. The Class D Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Class D Plan Trustees. The Class D Plan may be terminated at any time, without penalty, by vote of a majority of the Class D Plan Trustees or by a vote of a majority of the outstanding Class D shares of a Fund. Pursuant to the Class D Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under the Class D Plan and the purpose for which such expenditures were made.

FINRA rules limit the amount of distribution fees that may be paid by mutual funds out of their assets as a percentage of total new gross sales. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub-account services), are not subject to these limits on distribution fees. While the fees paid pursuant to the Class D Plan will typically be treated as distribution fees for purposes of FINRA rules, some portion of the fees may qualify as “service fees” (or fees for ministerial, recordkeeping or administrative activities) and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. However, FINRA rules limit service fees to 0.25% of a Fund’s average annual net assets.

Payments Pursuant to Class D Plan

For the fiscal year ended March 31, 2015, March 31, 2014, and March 31, 2013, the Trust paid $74,854,752, $92,764,402 and $94,358,394, respectively, pursuant to the Class D Plan, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013

PIMCO All Asset Fund	$ 1,963,540	$ 2,418,200	$ 2,311,060
PIMCO All Asset All Authority Fund	2,720,092	3,930,404	3,778,010
PIMCO California Intermediate Municipal Bond Fund	9,450	12,292	12,938
PIMCO California Municipal Bond Fund	1,164	823	378(1)
PIMCO California Short Duration Municipal Income Fund	15,243	19,668	15,535
PIMCO CommoditiesPLUS® Strategy Fund	730,202	177,315	91,042
PIMCO CommodityRealReturn Strategy Fund®	1,443,787	2,025,003	2,619,703
PIMCO Credit Absolute Return Fund	57,697	74,559	27,787
PIMCO Diversified Income Fund	161,598	319,161	356,375
PIMCO RAE Fundamental PLUS EMG Fund	11,597	1,565	N/A
PIMCO Emerging Local Bond Fund	507,747	1,900,374	2,047,212
PIMCO Emerging Markets Bond Fund	627,994	927,830	1,146,320
PIMCO Emerging Markets Corporate Bond Fund	1,324	2,740	1,333
PIMCO Emerging Markets Currency Fund	135,909	239,431	365,065
PIMCO Emerging Markets Full Spectrum Bond Fund	11,943	25,020	131(2)
PIMCO RAE Low Volatility PLUS EMG Fund	1,173	8	N/A
PIMCO Floating Income Fund	75,867	89,961	139,674
PIMCO Foreign Bond Fund (Unhedged)	1,383,185	1,563,575	1,615,336
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,684,347	1,109,956	887,790
PIMCO RAE Fundamental Advantage PLUS Fund	149,821	126,400	86,066
PIMCO RAE Fundamental PLUS Fund	1,754,719	1,378,208	489,365
PIMCO Global Advantage® Strategy Bond Fund	66,337	116,900	219,125
PIMCO Global Bond Fund (Unhedged)	78,877	113,951	154,302
PIMCO Global Multi-Asset Fund	101,234	300,952	536,986
PIMCO GNMA Fund	282,645	393,517	696,829
PIMCO High Yield Fund	1,337,955	1,660,778	1,902,780
PIMCO High Yield Municipal Bond Fund	59,757	55,470	90,923
PIMCO High Yield Spectrum Fund	115,162	120,017	103,584
PIMCO Income Fund	16,219,631	11,655,125	6,204,977
PIMCO Inflation Response Multi-Asset Fund	44,987	87,284	16,095
PIMCO RAE Fundamental PLUS International Fund	27,703	2	N/A
PIMCO Long Duration Total Return Fund	3,420	0	0
PIMCO Long-Term Credit Fund	538	0	0
PIMCO StocksPLUS® International Fund (Unhedged)	88,698	61,036	41,107
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	474,215	389,923	146,334
PIMCO RAE Low Volatility PLUS International Fund	3,706	8	N/A
PIMCO Investment Grade Corporate Bond Fund	1,141,599	1,657,171	2,034,120
PIMCO Low Duration Fund	3,615,977	4,746,736	4,799,001
PIMCO RAE Low Volatility PLUS Fund	7,359	7	N/A
PIMCO Mortgage Opportunities Fund	91,021	89,146	13,719(3)
PIMCO Mortgage-Backed Securities Fund	121,527	163,322	235,002
PIMCO Multi-Strategy Alternative Fund	21	N/A	N/A
PIMCO Municipal Bond Fund	38,805	30,192	51,236

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013

PIMCO National Intermediate Municipal Bond Fund	3,012	1,672	605(4)
PIMCO New York Municipal Bond Fund	33,005	41,103	55,171
PIMCO Real Return Fund	3,230,421	4,477,478	6,346,627
PIMCO RealEstateRealReturn Strategy Fund	608,091	716,395	924,524
PIMCO RealPathTM 2020 Fund	8,058	8,297	8,293
PIMCO RealPathTM 2025 Fund	6,279	5,140	3,321
PIMCO RealPathTM 2030 Fund	7,613	7,770	6,935
PIMCO RealPathTM 2035 Fund	3,471	2,269	1,161
PIMCO RealPathTM 2040 Fund	5,594	6,108	4,960
PIMCO RealPathTM 2045 Fund	1,838	996	211
PIMCO RealPathTM 2050 Fund	4,419	7,874	8,062
PIMCO RealPathTM 2055 Fund	6	N/A	N/A
PIMCO RealPathTM Income Fund	6,417	6,096	5,911
PIMCO Senior Floating Rate Fund	67,707	91,482	9,309
PIMCO Short Asset Investment Fund	14,162	26,512	2,522(5)
PIMCO Short Duration Municipal Income Fund	30,010	32,351	11,631
PIMCO Short-Term Fund	1,224,563	1,283,821	1,062,672
PIMCO StocksPLUS® Small Fund	912,438	882,046	302,190
PIMCO RAE Fundamental PLUS Small Fund	12,855	52	0
PIMCO StocksPLUS® Fund	73,512	55,692	78,298
PIMCO StocksPLUS® Absolute Return Fund	787,914	818,610	717,720
PIMCO StocksPLUS® Short Fund	122,699	156,384	194,964
PIMCO Tax Managed Real Return Fund	6,721	10,116	10,930
PIMCO Total Return Fund	28,183,397	42,329,466	48,055,696
PIMCO TRENDS Managed Futures Strategy Fund	76,347	93	N/A
PIMCO Unconstrained Bond Fund	1,987,060	3,675,235	3,214,513
PIMCO Unconstrained Tax Managed Bond Fund	66,501	76,772(6)	51,204(7)
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	441	222	0
PIMCO RAE Worldwide Long/Short PLUS Fund	90	N/A	N/A
(1) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $1 and the Fund’s net payment pursuant to the Class D plan was $377.

(2) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $1 and the Fund’s net payment pursuant to the Class D plan was $130.

(3) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $4 and the Fund’s net payment pursuant to the Class D plan was $13,715.

(4) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $5 and the Fund’s net payment pursuant to the Class D plan was $600.

(5) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $289 and the Fund’s net payment pursuant to the Class D plan was $2,233.

(6) For the fiscal year ended March 31, 2014, the Distributor waived or reimbursed $506 and the Fund’s net payment pursuant to the Class D plan was $76,266.

(7) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $5,430 and the Fund’s net payment pursuant to the Class D plan was $45,774.

Additional Payments to Financial Firms

The Distributor, PIMCO and their affiliates may from time to time make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with “shelf space” or a higher profile for the financial firms’ financial advisors and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial advisors (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds and/or other funds sponsored by the Distributor, PIMCO and their affiliates together or a particular class of shares, during a specified period of time. The Distributor, PIMCO and their affiliates also may make payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, PIMCO and their affiliates.

The additional payments described above are made from the Distributor’s or PIMCO’s (or their affiliates’) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with broker-dealers or other financial firms and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by the Distributor) that have sold significant amounts of shares of the Funds. With respect to Class A, C and D shares, the level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of: (a) 0.10% of such year’s sales of Class A, C and D shares of the Funds and PIMCO Equity Series by such financial firm; and (b) 0.03% of the assets attributable to that financial firm invested in Class A, C and D shares of the Funds and PIMCO Equity Series. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formula, the Distributor, PIMCO or their affiliates may make payments of an agreed upon amount which generally will not exceed the amount that would have been payable pursuant to the formula. With respect to Class M shares, the level of payments made to a financial firm in any future year will vary.

As of July 31, 2015, the Distributor and PIMCO anticipate that the firms that will receive the additional payments for marketing support, shelf space or other services as described above include:

Ameriprise Financial Services, Inc.

AXA Advisors, LLC

CCO Investment Services

Cetera Financial Group, Inc. on behalf of its affiliated broker-dealers

Citigroup Global Markets Inc.

Commonwealth Financial Network

Cuna Brokerage Services

First Allied Securities, Inc.

FSC Securities

Voya Financial Advisors

INVEST Financial Corporation

Investacorp, Inc.

Investment Centers of America

Janney Montgomery Scott LLC

J.P. Morgan Securities LLC

Lincoln Financial Advisors Corp

Lincoln Financial Securities Corp

LPL Financial

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley Smith Barney LLC

National Planning Corporation

NFP Advisor Services LLC

Northwestern Mutual Investment Services, LLC

PNC Investments

Questar Capital

Raymond James & Associates

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Robert W. Baird & Co.

Royal Alliance Associates

SagePoint Financial, Inc.

Securities America, Inc.

SII Investments, Inc.

Stifel, Nicolaus & Company, Inc.

SunTrust Investment Services

Triad Advisors, Inc.

UBS Financial Services

US Bancorp Investments, Inc.

Wells Fargo Advisers LLP

The Distributor expects that additional firms may be added to this list from time to time.

In addition to revenue sharing payments, the Distributor may also make payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.

In addition to the payments described above, the Distributor and/or PIMCO may make payments in connection with or reimburse financial firms’ sponsorship and/or attendance at conferences, seminars or informational meetings (“event support”), provide financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts (“other non-cash compensation”), and make charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.

In addition, wholesale representatives of the Distributor and employees of PIMCO or their affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. The Distributor and/or PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial advisors and other personnel. Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, neither the Fund nor PIMCO will consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

The Distributor also may pay financial firms or their affiliated companies for certain services including technology, operations, tax, or audit consulting services, may pay or reimburse financial firms for certain technology enhancements relevant to selling or servicing the Funds and may pay such firms for the Distributor’s attendance at investment forums sponsored by such firms or for various studies, surveys, industry data, research and access to information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Funds (i.e., “leads”). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms’ affiliates. These consultants or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by the Distributor.

In addition to the payments, reimbursements and incentives described above, further amounts may be paid to financial firms for providing services with respect to shareholders holding Fund shares in nominee or street name, including, but not limited to, the following services: providing explanations and answering inquiries regarding the Funds and their accounts; providing recordkeeping and other administrative services, including preparing record date shareholder lists for proxy solicitation; maintaining records of and facilitating shareholder purchases and redemptions; processing and mailing transaction confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other Securities and Exchange Commission-required communications to shareholders; providing periodic statements to certain benefit plans and participants in such plans of the Funds held for the benefit of each participant in the plan; processing, collecting and posting distributions to their accounts; issuing and mailing dividend checks to shareholders who have selected cash distributions; assisting in the establishment and maintenance of shareholder accounts; providing account designations and other information; capturing and processing tax data; establishing and maintaining automatic withdrawals and automated investment plans and shareholder account registrations; providing sub-accounting services; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assure compliance with applicable blue sky requirements; and performing similar administrative services as requested by the Distributor, PIMCO or their affiliates to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. The actual services provided, and the payments made for such services, vary from firm to firm.

For these services, PIMCO, the Distributor or their affiliates, may pay: (i) an annual fee of up to 0.25% per annum (up to 0.10% per annum with respect to Class P shares) of the value of the assets in the relevant accounts; or (ii) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-networked accounts and from $14 to $19 for services to omnibus accounts (but in no event more than the amounts described in (i) above). In addition, PIMCO, the Distributor or their affiliates may pay financial firms a flat fee to cover certain set-up costs by Fund or share class. These payments, taken together in the aggregate, may be material to financial firms relative to other compensation paid by a Fund and/or PIMCO, the Distributor and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees; (ii) marketing support, revenue sharing or “shelf space” fees; and (iii) event support, other non-cash compensation and charitable contributions disclosed above and paid to or at the request of such financial firms or their personnel. The additional servicing payments and set-up fees described above may differ depending on the Fund and share class and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. Because financial firms and plan recordkeepers may be paid varying amounts per class for sub-accounting and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another or one fund class over another. You should review carefully any disclosure by the financial firm or plan recordkeepers as to its compensation.

In certain circumstances, the Distributor or its affiliates may pay or reimburse financial firms for distribution and/or shareholder services out of the Distributor’s or its affiliates’ own assets when the Distributor does not receive associated distribution and/or service (12b-1) fees from the applicable Funds. These payments and reimbursements may be made from profits received by the Distributor or its affiliates from other fees paid by the Funds. Such activities by the Distributor or its affiliates may provide incentives to financial firms to purchase or market shares of the Funds. Additionally, these activities may give the Distributor or its affiliates additional access to sales representatives of such financial firms, which may increase sales of Fund shares. The payments described in this paragraph may be significant to payors and payees.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of all Fund shares are discussed under the “Purchases, Redemptions and Exchanges” section of the Prospectuses, and that information is incorporated herein by reference.

Certain managed account clients of PIMCO may purchase Fund shares. To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the management fees and expenses paid indirectly through a client’s investment in the Fund.

Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

Generally, the minimum initial investment for shares of Class A, Class C and Class D is $1,000 per Fund. For information on specific account types for Class A and Class C shares see below. The minimum initial investment for shares of the Institutional Class, Class M, Class P and Administrative Class is $1 million per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers. A Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. In addition, the minimum initial investment may be modified for the Trustees and certain employees and their extended family members of PIMCO and its affiliates. (See “Sales at Net Asset Value” below for the definition of extended family members.) To obtain more information about exceptions to the minimum initial investment for all share classes please call 888.87.PIMCO.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described in the Prospectuses under the caption “Exchanging Shares,” a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust or any series of PIMCO Equity Series that is available for investment, each on the basis of their respective net asset values. A shareholder may also exchange Class M shares of any Fund for Institutional Class shares of any other Fund of the Trust or any series of PIMCO Equity Series that is available for investment. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Adviser and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the applicable Prospectus.

Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge (load) or contingent deferred sales charge (“CDSC”)), provided that the shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, and/or in the applicable Prospectus(es). Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs, and no redemption fee will apply to intra-fund exchanges. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-fund exchanges out of Class A or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. If Class P shares are exchanged for Class A shares, a Class A sales charge will not apply. If Class A shares were purchased at NAV and no commission was paid and then exchanged for Institutional Class shares, a CDSC will not apply. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

For each Fund (except for PIMCO Government Money Market and PIMCO Treasury Money Market Funds), orders for exchanges accepted prior to the close of regular trading on the NYSE on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

For the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, orders for exchanges accepted prior to 5:30 p.m., Eastern time, (or an earlier cut-off time if the Fund closes early (the “cut-off time”)) on any day that the PIMCO Government Money Market and PIMCO Treasury Money Market Funds are open for business will be executed at the respective net asset values determined as of 5:30 p.m., Eastern time. Orders for exchanges received after the cut-off time on any day that the PIMCO Government Money Market and PIMCO Treasury Money Market Funds are open for business will be executed at the respective net asset values determined as of 5:30 p.m., Eastern time, the next day the PIMCO Government Money Market and PIMCO Treasury

Money Market Funds are open for business. Requests to exchange shares of the PIMCO Government Money Market and PIMCO Treasury Money Market Funds for shares of other Funds of the Trust or any series of PIMCO Equity Series received after 4:00 p.m., Eastern time, will be effected at the next day’s net asset value for those funds.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record and certain beneficial owners of shares of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds’ portfolios.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s Prospectus and Statement of Additional Information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

The Trust’s Declaration of Trust authorizes the Trust to redeem shares under certain circumstances as may be specified by the Board of Trustees, including small accounts.

In addition to the other methods and notwithstanding any limitations described herein and in each Fund’s prospectus, shareholders with eligible Fund direct accounts may purchase, redeem (sell) and exchange Class A, and Class C shares by accessing their accounts online via pimco.com/MyAccountAccess. Shareholders with eligible Fund direct accounts in the Institutional Class may purchase, redeem (sell) and exchange shares by accessing their accounts via pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect a transaction in a PIMCO Fund or Fund within the PIMCO Equity Series direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user ID and password private. The Funds will not be liable for relying on any instructions submitted online via Account Access. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress.

The Transfer Agent, on behalf of the Trust, will receive and process instructions to purchase, exchange or redeem Class A, Class C and Institutional Class shares in the Funds presented for processing in accordance with the terms of the applicable prospectus after shareholders have entered their instructions and transmitted their orders online through Account Access. By submitting transaction instructions online through Account Access the Transfer Agent and such other agents as the Trust designates is/are permitted to act on the orders received online via Account Access on behalf of the shareholder. Once an order has been submitted it will not be canceled if it has been received (in good order) and it has been acknowledged online. The online acknowledgement of receipt of an order does not constitute final acceptance of an order. Shareholders will receive a confirmation of their order and/or an account statement at their address of record by mail, which contains information regarding accepted orders. Shareholders are responsible for reviewing any confirmation and/or statement for accuracy and for contacting the Transfer Agent immediately in the event of any error or inaccuracy. Shareholders should contact the Transfer Agent if they believe someone has unauthorized access to their account(s) or password.

How to Buy Shares—Class A, Class C and Class R Shares.

Purchases through Financial Firms.  Class A, Class C and Class R shares of each Fund are offered through various financial firms including broker-dealers, banks, trust companies and certain other firms. Class B Shares of the Funds are no longer available for purchase as described in each Fund’s prospectus.

Direct Purchases.  Class A or Class C shares may be purchased directly by mail by obtaining an application form online at pimco.com/investments or by calling 888.87.PIMCO. Send completed applications along with a check payable to PIMCO Family of Funds to:

Regular Mail: PIMCO Funds P.O. Box 55060 Boston, MA 02205-5060	Overnight Delivery: PIMCO Funds c/o Boston Financial Data Services, Inc. 30 Dan Road Canton, MA 02021-2809

All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Fund Distributions” in the applicable Fund’s Prospectus. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling 888.87.PIMCO or by calling your financial firm representative.

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Trust reserves the right to require payment by wire. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, third party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank. Investors may also elect to purchase additional shares over the phone provided that you have linked a bank account to your direct account. For more information please call 888.87.PIMCO.

Subsequent Purchases of Shares—Class A and Class C Shares.  The minimum subsequent purchase in any Fund is $50. Subsequent purchases of Class A or Class C shares can be made as indicated above by mailing a check with a letter of instruction describing the investment (i.e., account number, name of fund, share class, number of shares, or investment amounts in dollars) or utilizing the “Invest by Mail” portion of a confirmation statement. Additionally, subsequent purchases can be made through the Automatic Investment Plan, the Automatic Exchange Plan, and the Automated Clearing House (ACH) privilege referred to below. Shareholders with eligible Fund direct accounts can also make subsequent purchases by accessing their accounts online via pimco.com/MyAccountAccess. All checks should be made payable to PIMCO Family of Funds and should clearly indicate the shareholder’s account number. Checks should be mailed to one of the addresses under “Direct Purchases” above.

Purchasing Class R Shares.  Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans (collectively “specified benefit plans”) and other accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial firm level). Class R shares are not available to retail accounts, non-Class R Eligible Plans, traditional and Roth IRAs (except through certain omnibus accounts), SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, or Coverdell Education Savings Accounts. Plan participants may not directly purchase Class R shares through the Distributor. There is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. For more information please call 888.87.PIMCO.

How to Buy Shares— Institutional Class, Class M, Class P, Class D and Administrative Class Shares.

Purchases through Financial Firms.  Institutional Class, Class M, Class P, Class D and Administrative Class shares of each Fund are offered through various financial firms including broker-dealers, banks, trust companies and certain other financial firms.

Direct Purchases.  Institutional Class, Class M and Administrative Class Shares may be purchased directly by obtaining an application online at pimco.com/investments or by calling 888.87.PIMCO and making payment by wire of federal funds, except as described below. Completed applications may be sent using the following methods:

Facsimile: 816.421.2861

Regular Mail and Overnight Delivery: PIMCO Funds c/o BFDS Midwest 330 W. 9th Street Kansas City, MO 64105 Email: pimcoteam@bfdsmidwest.com

Purchase amounts should be sent via wire as follows:

PIMCO Funds c/o State Street Bank & Trust Co. One Lincoln Street, Boston, MA 02111 ABA: 011000028 DDA: 9905-7432 ACCT: Investor PIMCO Account Number FFC: Name of Investor and Name of Fund(s)

Before wiring federal funds, the investor must provide purchase instructions to the Transfer Agent. In order to receive the current day’s price, purchase instructions must be received in good order prior to market close. Purchase instructions must include the name and signature of authorized person on the account, account name, account number, name of Fund and share class, and amount being wired. Wires received without purchase instructions will result in a processing delay or a return of wire. Failure to send the accompanying wire on the same day may result in the cancellation of the purchase order.

Eligible investors may also purchase additional shares of the Institutional Class online. For more information please call 888.87.PIMCO.

Investors may also purchase Institutional Class, Class M and Administrative Class shares with proceeds derived from an advisory account managed by PIMCO or one of its affiliates. For more information please call 888.87.PIMCO.

Unavailable or Restricted Funds.  Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the applicable Prospectuses for details.

Additional Information about Purchases.  Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge (if applicable), which may be imposed either: (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”); or (ii) by the deduction of an ongoing asset-based sales charge in the case of Class C and Class R shares (the “asset-based sales charge alternative”). In certain circumstances, Class A and Class C shares are also subject to a CDSC. See “Alternative Purchase Arrangements.” Purchase payments for Class C and R shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders (except purchase orders for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, which are discussed below) received by the Trust or its designee prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on a regular business day are processed at that day’s offering price. However, orders received by the Trust or its designee after the offering price is determined that day from financial firms or certain retirement plans will receive such offering price if the orders were received by the financial firm or retirement plan from its customer or participant prior to such offering price determination and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law. Purchase orders will be accepted only on days on which a Fund is open for business. If a purchase order is received on a day when a Fund is not open for business, it will be processed on the next succeeding day the Fund is open for business (according to the succeeding day’s net asset value). The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund’s NAV, in accordance with applicable law. Each Fund reserves the right to close if the primary trading markets of a Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, each Fund may close trading early.

Purchase orders for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds received by the Trust or its designee prior to 5:30 p.m., Eastern time (or an earlier time if a Fund closes early) on a day such Fund is open for business, will be processed at that day’s net asset value. However, orders received by the Trust or its designee after 5:30 p.m., Eastern time, will be processed at that day’s net asset value if the orders were received by a financial firm from its customer prior to 5:30 p.m., Eastern time and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law.

Broker-dealers and other financial firms are obligated to transmit purchase orders promptly. The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares. The sale of shares may be suspended on any day on which the NYSE is closed and, if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors.

Specified Benefit Plans and Other Retirement Accounts.   The Funds make available services and documents for Individual Retirement Accounts (“IRAs”), including Roth IRAs, for which State Street Bank and Trust Company serves as trustee. The Funds make available services and prototype documents for Simplified Employee Pension Plans (“SEP”). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with State Street Bank and Trust Company as custodian.

For purposes of this section, a “Plan Investor” means any specified benefit plan (as defined above in the section entitled “Distribution and Multi-Class Plan”) investing in Class A, Class C or Class R shares. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, or Coverdell Education Savings Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table below. For Plan Investors invested in a Fund through omnibus account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial firm maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table below.

Automatic Investment Plan.  The Automatic Investment Plan provides for periodic investments into a direct account with the Funds by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum required in order to establish an Automatic Investment Plan is $250 per Fund. Subsequent investments in a direct account associated with an Automatic Investment Plan are subject to a minimum of $50 per Fund. Further information regarding the Automatic Investment Plan is available from the Funds and similar plans may be available from financial firms. You may enroll your direct account online or by completing the appropriate section on the account application, or you may obtain the appropriate Account Options Form by calling 888.87.PIMCO or your financial advisor or by visiting pimco.com/investments. The use of the appropriate form may be limited for certain Funds and/or share classes at the discretion of the Funds.

Automatic Exchange Plan.   Further information regarding the Automatic Exchange Plan is available by calling PIMCO Funds at 888.87.PIMCO or your financial advisor. You may enroll your direct account online or by completing the Account Options Form, which may be obtained by telephone request or by visiting pimco.com/investments. The use of the appropriate form may be limited for certain Funds and/or other share classes at the option of the Funds, and as set forth in the Prospectus. For more information on exchanges, see “Exchange Privilege.”

Automated Clearing House (ACH) Privileges. The ACH network allows electronic transfer from a checking or savings account into a direct account with the Funds. The ACH privilege may be used for initial purchases, subsequent purchases, and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the investor’s account at a U.S. bank or other financial institution that is an ACH member. To initiate such purchases, please call 888.87.PIMCO. All calls will be recorded. For Class A and Class C shares the minimum initial investment by ACH is $1,000 per Fund and the subsequent investment by ACH is $50 per Fund. Purchases of Fund shares by ACH are subject to a limit of $100,000 per Fund per day. The Funds reserve the right to waive such limit in their sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by completing an Account Options form, which is available by calling 888.87.PIMCO or by visiting pimco.com/investments. Validated signatures from all shareholders of record for the account are required. See “Signature Validation” below. To add this privilege to an account holding Institutional shares please call 888.87.PIMCO. Such privileges apply to each shareholder of record for the Fund account unless and until the Funds receive written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Account Options form. If telephone privileges are elected, the Fund and its agents may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Funds reserve the right to amend, suspend or discontinue the ACH privileges at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Validation. When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp will be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature Validation Program recognized by the Securities Transfer Association. Shareholders should contact the Transfer Agent for additional details regarding the Funds’ signature guarantee requirements.

Account Registration and Privilege Changes.  Changes in registration or account privileges may be made in writing via letter of instruction or via the Account Options form which can be obtained online at pimco.com/investments or by calling 888.87.PIMCO. Signature validation may be required. See “Signature Validation” above. All correspondence must include the account number and may be submitted using the following methods:

For Class A, Class C, Class D, Class R shares:

Regular Mail: PIMCO Funds P.O. Box 55060 Boston, MA 02205-5060	Overnight Delivery: PIMCO Funds c/o Boston Financial Data Services, Inc. 30 Dan Road Canton, MA 02021-2809

For Institutional Class, Class M, and Administrative Class Shares:

Facsimile: 816.421.2861 Regular Mail and Overnight Delivery: PIMCO Funds c/o BFDS Midwest 330 W. 9th Street Kansas City, MO 64105 Email: pimcoteam@bfdsmidwest.com

Small Accounts.

Class A, Class C, Class R and Class D.  Due to the relatively high cost to the Funds of maintaining small accounts, holders of Class A and Class C shares are asked to maintain an account balance in each Fund in which the shareholder invests at least equal to the amount necessary to open the type of account involved. If a shareholder’s average balance for any account is below such minimum for a rolling three-month period or longer, the Fund’s administrator shall have the right (except in the case of retirement accounts) to close that account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s account will not be liquidated if the reduction in size is due solely to market decline in the value of the shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in series of the Trust and PIMCO Equity Series exceeds $50,000.

Institutional Class, Class P and Administrative Class.  The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the cumulative shares held in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 60 days to bring the value of its account up to at least $100,000.

Transfer on Death Registration. The Funds may accept “transfer on death” (“TOD”) account registration requests from investors. The laws of a state selected by the Funds in accordance with the Uniform TOD Security Registration Act will govern the registration. The Funds may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Funds may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Summary of Minimum Investments for Class A, Class C and Class R Shares.  The following table provides a summary of the minimum initial investment and minimum subsequent investment for each type of account (including Specified Benefit Accounts):

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment

Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund
IRA	$1,000 per Fund	$50 per Fund
Roth IRA	$1,000 per Fund	$50 per Fund
UTMA	$1,000 per Fund	$50 per Fund
UGMA	$1,000 per Fund	$50 per Fund
Automatic Investment Plan	$250 per Fund	$50 per Fund
Automatic Exchange Plan	$1,000 per Fund	$50 per Fund
SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$0
SEP IRA established after March 31, 2004	$1,000 per Fund/per participant	$0
SIMPLE IRA*	$50 per Fund/per participant	$0
SAR-SEP IRA*	$50 per Fund/per participant	$0
403(b)(7) custodial account plan established on or before March 31, 2004	$50 per Fund/per participant	$0
403(b)(7) custodial account plan established after March 31, 2004	$1,000 per Fund/per participant	$0
Plan Investors held through omnibus accounts–
Plan Level	$0	$0
Participant Level	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50 per Fund	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000 per Fund	$0

(*)	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

Alternative Purchase Arrangements.

Class A, Class C and Class R shares bear sales charges in different forms (i.e., initial, deferred and/or asset-based) and amounts and bear different levels of expenses, as described below. The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose between purchasing Class A shares and Class C shares based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Class R shares are only available to specified benefit plan investors. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus contingent deferred sales charges (CDSCs) on Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, and the difference in the CDSCs applicable to Class A and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of broker-dealers or other financial firms that sell or provide services with respect to Class A and Class C shares. Depending on the arrangements in place at any particular time, a financial firm may have a financial incentive for recommending a particular share class over other share classes.

Institutional Class, Class P, Administrative Class and Class D shares are sold without sales charges and may have different distribution and service fees than Class A, Class C and Class R shares. See “Distributor and Multi-Class Plan” above for information on share class eligibility and “Purchases, Exchanges and Redemptions” above for investment minimums. As a result of lower sales charges, distribution and/or service fees, and/or operating expenses, Institutional Class, Class P, Administrative Class and Class D shares are generally expected to achieve higher investment returns than Class A, Class C or Class R shares. To obtain information about the various share classes or investment minimums please call 888.87.PIMCO.

Class A Shares.  The initial sales charge alternative (Class A shares) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the asset-based sales charge alternative (Class C shares). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A shares initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below. Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds are not subject to an initial sales charge or a CDSC.

Class C Shares.  The asset-based sales charge alternative (Class C shares) might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less, who wish to have all purchase payments invested initially, or who are unsure of the intended length of their investment. Class C shares are not subject to a CDSC after they have been held for one year. Class C shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds are not subject to a CDSC unless acquired by exchanging Class C shares of another Fund.

In determining whether to purchase Class A or Class C shares, a retail investor should always consider the availability of a waiver or reduction of initial sales charges or a waiver of a CDSC. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

The maximum purchase of Class C shares of a Fund in a single purchase is $499,999.99 ($249,999.99 for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Real Return Limited Duration, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds). If an investor intends to purchase Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $499,999.99 ($249,999.99 for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Real Return Limited Duration, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds) for Class C shares; or (ii) for one Fund in a series of transactions and the aggregate purchase amount will exceed $499,999.99 ($249,999.99 for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Real Return Limited Duration, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds) for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests.

Class R Shares.  Only Class R Eligible Plans may purchase Class R shares. Class R shares are not subject to an initial sales charge or a CDSC but are subject to ongoing service fees of 0.25% of the average daily net asset value of the Class R shares per year and ongoing distribution fees of 0.25% of the average daily net asset value of the Class R shares per year. Servicing fees are used to compensate financial firms for personal services and the maintenance of shareholder accounts. Distribution fees are used to support the firm’s marketing and distribution efforts, such as compensating financial advisors and their financial firms, advertising and promotion. If Class R shares are held over time, these fees may exceed the maximum sales charge than investor would have paid as a shareholder of one of the other share classes.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the prospectuses.

Waiver of Contingent Deferred Sales Charges.  The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent, or the owners, trustees or beneficiaries of a legal entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of all Class A and Class C shares of the Funds owned by an investor and subject to an Automatic Withdrawal Plan;

(vii) redemptions by current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, Allianz, Allianz Global Fund Management or PIMCO if the account was established while employed;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus;

(ix) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(x) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases;

(xi) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code for which the Trust is the designated financial institution;

(xiii) redemptions where the shareholder can demonstrate hardship, which shall be determined in the sole discretion of the Funds;

(xiv) an intra-fund exchange of Class A shares for Institutional Class shares where the Class A shares were purchased at NAV and no commission was paid;

(xv) exchanges from a taxable account invested in a PIMCO fund to a PIMCO fund held in an IRA or other qualified retirement plan account for the purpose of making a contribution to such IRA or other qualified retirement plan account; and

(xvi) redemptions of shares of any Fund following the public announcement of the Board’s approval of a plan of liquidation for such Fund.

The Funds may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions. Investors will not be subject to CDSCs in the following transactions:

(i) a redemption by a holder of Class A shares who purchased $250,000 or more of Class A Shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds (and therefore did not pay an initial sales charge) where pursuant to an agreement between the broker-dealer and the Distributor, the Distributor did not pay at the time of purchase the upfront commission it normally would have paid the broker-dealer but began paying distribution and/or shareholder services fees immediately; and

(ii) a redemption by a holder of Class A or Class C shares where, by agreement between the broker-dealer and Distributor, the Distributor did not pay at the time of purchase all or a portion of the payments (or otherwise agreed to a variation from the normal payment schedule) it normally would have paid to the broker-dealer (e.g., upfront commissions and/or advancements of distribution and/or shareholder services fees) in connection with such purchase.

Initial Sales Charge Alternative - Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 ($250,000 in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Floating

Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond and PIMCO Senior Floating Rate Funds) or more of Class A shares (and thus pay no initial sales charge) of a Fund other than the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Short Asset Investment, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds may be subject to a CDSC of up to 1% if they redeem such shares during the first 12 months after their purchase. Certain investors who purchase $250,000 or more of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Short Asset Investment, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds may be subject to a CDSC of up to 1% if they redeem such shares during the first 12 months after their purchase. With respect to purchases of $250,000 or more of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Short Asset Investment, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds, if the financial firm through which the investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase, such investors will not be subject to a CDSC upon redemption. Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds are not subject to an initial sales charge or CDSC.

PIMCO All Asset All Authority, PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset, PIMCO RealEstateRealReturn Strategy, PIMCO RealPathTM Income, PIMCO RealPathTM 2020, PIMCO RealPathTM 2025, PIMCO RealPathTM 2030, PIMCO RealPathTM 2035, PIMCO RealPathTM 2040, PIMCO RealPathTM 2045, PIMCO RealPathTM 2050, PIMCO RealPathTM 2055, PIMCO TRENDS Managed Futures Strategy and PIMCO RAE Worldwide Long/Short PLUS Funds

Amount of Purchase	Initial Sales Charge as % of Public Offering Price**	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*

Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 +	0.00%	0.00%[1]	0.00%[2]

PIMCO All Asset, PIMCO Capital Securities and Financials, PIMCO Credit Absolute Return, PIMCO Diversified Income, PIMCO RAE Fundamental PLUS EMG, PIMCO Emerging Local Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Emerging Markets Currency, PIMCO Emerging Markets Full Spectrum Bond, PIMCO RAE Low Volatility PLUS EMG, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO RAE Fundamental Advantage PLUS, PIMCO RAE Fundamental PLUS, PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO GNMA, PIMCO High Yield, PIMCO Income, PIMCO RAE Fundamental PLUS International, PIMCO StocksPLUS® International (U.S. Dollar-Hedged), PIMCO StocksPLUS® International (Unhedged), PIMCO RAE Low Volatility PLUS International, PIMCO Investment Grade Corporate Bond, PIMCO Long-Term U.S. Government, PIMCO RAE Low Volatility PLUS, PIMCO Moderate Duration, PIMCO Mortgage-Backed Securities, PIMCO Mortgage Opportunities, PIMCO Multi-Strategy Alternative, PIMCO Real Return, PIMCO StocksPLUS® Small, PIMCO RAE Fundamental PLUS Small, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO StocksPLUS® Short, PIMCO Tax Managed Real Return, PIMCO Total Return, PIMCO Unconstrained Bond, PIMCO Unconstrained Tax Managed Bond and PIMCO RAE Worldwide Fundamental Advantage PLUS Funds

Amount of Purchase	Initial Sales Charge as % of Public Offering Price**	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*

Under $100,000	3.75%	3.90%	3.25%
$100,000 but under $250,000	3.25%	3.36%	2.75%
$250,000 but under $500,000	2.25%	2.30%	2.00%
$500,000 but under $1,000,000	1.75%	1.78%	1.50%
$1,000,000 +	0.00%[1]	0.00%[1]	0.00%[3]

PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond and PIMCO Senior Floating Rate Funds

Amount of Purchase	Initial Sales Charge as % of Public Offering Price**	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*

Under $100,000	2.25%	2.30%	2.00%
$100,000 but under $250,000	1.25%	1.27%	1.00%
$250,000 +	0.00%[1]	0.00%[1]	0.00%[4]

PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Short Asset Investment, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds

Amount of Purchase	Initial Sales Charge as % of Public Offering Price**	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*

Under $100,000	2.25%	2.30%	2.00%
$100,000 but under $250,000	1.25%	1.27%	1.00%
$250,000 +	0.00%[1]	0.00%[1]	0.00%[5]

(1)

As shown, investors who purchase more than $1,000,000 of any Fund’s Class A shares ($250,000 in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds and purchases described below under “Sales at Net Asset Value” where no commission is paid, purchasers of $1,000,000 ($250,000 in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond and PIMCO Senior Floating Rate Funds) or more of Class A shares of a Fund other than the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Short Asset Investment, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds will be subject to a CDSC of up to 1% if such shares are redeemed during the first 12 months after such shares are purchased. Except with regard to purchases described below under “Sales at Net Asset Value” where no commission is paid, purchasers of $250,000 or more of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Short Asset Investment, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds will be subject to a CDSC of up to 1% if such shares are redeemed during the first 12 months after such shares are purchased. With respect to purchases of $250,000 or more of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Short Asset Investment, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds, if the financial firm through which the investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase, such investors will not be subject to a CDSC upon redemption. The Class A CDSC does not apply if such purchasers are eligible for a waiver of the CDSC as described under “Waiver of Contingent Deferred Sales Charges” above. See “Class A Deferred Sales Charge” below.

(2)

The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following tiered schedule: 1.00% of the first $4,999,999.99, and 0.50% of amounts of $5,000,000 or over. These payments are not made in connection with sales to employer-sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase.

(3)

The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares of each of these Funds except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds (for which no payments are made), in each case according to the following tiered schedule: 1.00% of the first $4,999,999.99, and 0.50% of amounts of $5,000,000 or over. These payments are not made in connection with sales to employer sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase.

(4)

The Distributor will pay a commission to dealers that sell amounts of $250,000 or more of Class A shares according to the following tiered schedule: 1.00% of the first $4,999,999.99, and 0.50% of amounts of $5,000,000 or over. These payments are not made in connection with sales to employer-sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase.

(5)

The Distributor will not pay a commission to dealers that sell amounts of $250,000 or more of Class A shares, but the Distributor will pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning immediately upon purchase and will waive the CDSC. If a dealer opts-out of this commission schedule, the dealer will receive a commission from the Distributor according to the following tiered schedule: 1.00% of the first $4,999,999.99, and 0.50% of amounts of $5,000,000 or over. These payments are not made in connection with sales to employer-sponsored plans. In the case where the dealer opts out and is receiving a commission according to the tiered schedule described immediately above, the Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase, and a CDSC of 1% will apply to redemptions made within 12 months of purchase.

(*)	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

(**)

The initial sales charge shown is a percentage of the fund’s public offering price (“POP”), or the price you pay for each share you buy. This price is rounded to the nearest penny. The actual sales charge rate will be shown on your trade confirmation or statement, which—because of rounding—could be more or less than what is shown in the table. Rounding differences could be greater for small purchases or when a fund’s NAV is higher.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the tables above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund (other than the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) that offers Class A shares.

The term “Qualifying Investor” refers to:

1.

an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or

2.	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.	an employee benefit plan of a single employer.

*For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is(are) the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is(are) the trustee(s).

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 (or $100,000 in the case of those funds with an initial breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s) (which does not include the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Real Return Limited Duration, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds, for which the maximum intended investment amount is $250,000). Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter. Please note that the value of account(s) for the shareholder(s) linked to the Letter of Intent will be included at the start date of the Letter of Intent. In making computations concerning the amount purchased for purpose of a Letter of Intent, purchases of Class C shares of Eligible Funds will be included, but market appreciation in the value of the shareholder’s Class A and Class C shares of Eligible Funds will not be included.

Qualifying Investors may purchase shares of the Eligible Funds (which does not include the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) under a single Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If an investor wishes to enter into a Letter of Intent in conjunction with an initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application or contact their financial firm. A current Class A shareholder desiring to do so may obtain a form to initiate a Letter of Intent by contacting the Funds at 888.87.PIMCO or their financial firm.

Class A shares purchased or held through a Plan Investor or any other employer-sponsored benefit program as well as Class A shares purchased at NAV through “wrap accounts” are not counted for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege.  A Class A shareholder who paid a sales charge upon the purchase of his shares and has caused any or all of his shares (other than shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Fund Shares are Priced” in the applicable Fund’s prospectus. If the redemption of Class A shares triggers the imposition of a contingent deferred sales charge (CDSC), such CDSC will be credited to the investor’s account upon reinvestment. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once per year per account (per 365 days), irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Funds or to the investor’s financial firm. Investors who were not assessed a sales charge upon the purchase of their shares may not utilize the reinstatement privilege with respect to reinvestment of such shares following their redemption.

Sales at Net Asset Value.  Each Fund may sell its Class A shares at net asset value without a sales charge to:

(i) current, retired, or former officers, trustees, directors or employees of any of the Trust (including accounts established for former employees or eligible relatives of former employees established while employed), PIMCO Equity Series, Allianz Funds, or Allianz Funds Multi-Strategy Trust, Allianz, Allianz Global Fund Management, PIMCO or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of PIMCO or the Distributor;

their spouse or domestic partner, as recognized by applicable state law, children, siblings, current brother/sister-in-laws, parents, and current father/mother-in-laws (“extended family”), or family trust account for their benefit, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of broker-dealers or such persons’ spouse or domestic partner, as recognized by applicable state law, children under 21, and family trust accounts;

(iii) trustees or other fiduciaries purchasing shares through certain group omnibus plans (not participant directed accounts) sponsored by employers, professional organizations or associations, or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor or PIMCO with respect to such purchases (including provisions related to minimum levels of investment in a Trust);

(iv) investors rolling over assets from specified benefit plans to IRAs or other qualified retirement plan accounts if such assets were invested in the Funds or series of PIMCO Equity Series at the time of distribution;

(v) participants investing through accounts known as “wrap accounts” established with brokers-dealers approved by the Distributor where such brokers-dealers are paid a single, inclusive fee for brokerage and investment management services;

(vi) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, or PIMCO has an agreement for the use of a Fund in particular investment products or programs or in particular situations;

(vii) accounts for which the company that serves as trustee or custodian either (a) is affiliated with PIMCO or (b) has a specific agreement to that effect with the Distributor;

(viii) investors following the public announcement of the Board’s approval of a plan of liquidation for such Fund;

(ix) investors exchanging proceeds of required minimum distributions from an IRA or other qualified retirement plan account invested in a PIMCO Fund to a taxable account invested in a PIMCO Fund; and

(x) investors making an exchange from a taxable account invested in a PIMCO Fund to a PIMCO Fund held in an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

The Distributor will only pay service fees and will not pay any initial commission or other fees to broker-dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (viii) above.

In addition, the Distributor will only pay distribution and service fees and will not pay any initial commission or other fees to broker-dealers upon the sale of Class C shares of any Fund following the public announcement of the Board’s approval of a plan of liquidation for such Fund.

Notification of Distributor. In many cases, none of the Trust, PIMCO Equity Series, the Distributor or the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or broker-dealer must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds (except the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Money Market, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term, PIMCO Short Duration Municipal Income and PIMCO Treasury Money Market Funds), investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 12 months of their purchase. Certain purchases of Class A shares of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond and PIMCO Senior Floating Rate Funds described above under “Initial Sales Charge Alternative—Class A Shares” may be subject to a CDSC of 1% if such shares are redeemed within 12 months after their purchase.

Certain purchases of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Short Asset Investment, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds may be subject to a CDSC of 1% if such shares are redeemed within 12 months after their purchase. With respect to those certain purchases of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Short Asset Investment, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds, if the financial firm through which the investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase, such investors will not be subject to a CDSC upon redemption. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.”

The Class A CDSC does not apply to Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds. However, if Class A shares of these Funds are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more ($250,000 or more in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond and PIMCO Senior Floating Rate Funds and $250,000 or more in the case of the PIMCO California Short Duration Municipal Income, PIMCO Low Duration, PIMCO Real Return Limited Duration, PIMCO Short Asset Investment, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds, unless the financial firm through which the investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase)) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 12 months from the date of the exchange.

For Class A shares outstanding for 12 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% (0.10% for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) of the net asset value of such shares.

Calculation of CDSC on Shares Purchased After December 31, 2001. A contingent deferred sales charge (CDSC) may be imposed on Class A or Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed. See the Fund’s prospectus for information about any applicable CDSCs.

Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased after December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.

Asset-Based Sales Charge Alternative – Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Any CDSC imposed on redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Class C shares do not automatically convert to any other class of shares of the Funds.

The manner of calculating the CDSC on Class C shares is described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to broker-dealers, at the time the shareholder purchases Class C shares of a Fund. The Distributor does not expect to make any payment for sales of Class C shares or services rendered for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. Financial firms that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each broker-dealer that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

In addition, after the time of shareholder purchase for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to broker-dealers, as follows:

Fund*	Annual Service Fee**	Annual Distribution Fee**	Total
PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO RealEstateRealReturn Strategy, PIMCO RealPathTM 2025, PIMCO RealPathTM 2035 and PIMCO Senior Floating Rate Funds	0.25%	0.75%	1.00%
PIMCO Municipal Bond, PIMCO Real Return, PIMCO StocksPLUS® and PIMCO Tax Managed Real Return Funds	0.25%	0.45%	0.70%
PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income, PIMCO Short Asset Investment, and PIMCO Short-Term Funds	0.25%	0.25%	0.50%
PIMCO Government Money Market and PIMCO Money Market Funds	0.10%	0.00%	0.10%
All other Funds	0.25%	0.65%	0.90%

(*)    Applies only to those Funds that commenced operations before July 31, 2011. For Funds that commenced operations on or after July 31, 2011, the Distributor may make annual payments to broker-dealers with respect to such Funds’ Class C shares up to a maximum of 1.00%, subject to: (i) a separate agreement with the broker for payment of a different amount; or (ii) such different amount as disclosed in this Statement of Additional Information from time to time.

(**)  Paid with respect to shares outstanding for one year or more (or shorter period if the Distributor has an agreement with the broker to that effect) so long as the shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

Asset-Based Sales Charge Alternative – Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to broker-dealers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.

Information for All Share Classes. Broker-dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Exchange Privileges.

Class A, Class C and Class R Shares. Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Fund’s prospectus or in this Statement of Additional Information, a shareholder may exchange Class A, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values, minus any applicable Redemption Fee (see the subsection “Redemption Fees” below),except that a sales charge will apply on exchanges of Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds on which no sales charge was paid at the time of purchase. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. Shares of one Class of a

Fund may also be exchanged directly for shares of another Class of the same Fund (an “intra-fund exchange”), as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in this Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial and subsequent investment minimum requirements for each share class of each Fund, except with respect to exchanges effected through the Trust’s Automatic Exchange Plan. An exchange (other than an intra-fund exchange) will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Funds may exchange shares by a written exchange request sent to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to PIMCO Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. To request an exchange, call 888.87.PIMCO if there will be no change in the registered name or address of the shareholder. Telephone exchanges, for all Funds except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on any day the Exchange is open (generally weekdays other than normal holidays). For the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, orders for exchanges accepted prior to 5:00 p.m., Eastern time, (or an earlier cut-off time if the Funds close early) on a day that the NYSE is open for business will be executed at the respective net asset values determined as of 5:30 p.m., Eastern time.

With respect to Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the applicable Prospectus(es), shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class A shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months).

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the Automatic Exchange Plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Automatic Exchange Plan” above.

Institutional Class, Class M, Class P, Class D and Administrative Class Shares.    Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Fund’s prospectus or in this Statement of Additional Information, a shareholder may exchange Institutional Class, Class M, Class P and Administrative Class Shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values, minus any applicable Redemption Fee (see the subsection “Redemption Fees” below). An investor may also exchange Class M shares of a Fund for Institutional Class shares of any other fund of the Trust that offers Institutional Class shares based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Equity Series. Class M shares of a Fund may also be exchanged for Institutional Class shares of a series of PIMCO Equity Series. An investor may exchange Institutional Class, Class M, Class P and Administrative Class shares of a Fund by following the redemption procedure described below under “Written Requests – Redemptions of Institutional Class, Class M and Administrative Class” or, if the investor has elected the telephone redemption option, by calling the Trust at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person (as defined below under “Written Requests – Institutional Class, Class M and Administrative Class shares). Eligible investors who maintain their Institutional Class share account direct with the Funds may submit a request to exchange Fund shares by accessing their account online via pimco.com/InstitutionalAccountAccess.

An investor may exchange or obtain additional information about exchange privileges for Class D shares by contacting the investor’s financial service firm. The financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

All Share Classes.  The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the SEC, each Trust will give 60 days’

advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact your broker-dealer or other financial firm or call 888.87.PIMCO.

How to Sell (Redeem) Shares.

Redemptions of Class A, Class C and Class R Shares.  Depending on how an investor holds shares and the elections made, eligible Class A, Class C or Class R shares may be redeemed through an investor’s broker-dealer or other financial firm, or by telephone, online by submitting a written redemption request to the Funds’ Transfer Agent, through an Automatic Withdrawal Plan, or by electronic transfer to an investor’s checking or savings account through the Automated Clearing House (ACH) network, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to redemptions of Class A or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC or Redemption Fee. There is no charge by the Distributor (other than an applicable CDSC or Redemption Fee) with respect to redemptions; however, a broker-dealer or other financial firm that processes a redemption for an investor may charge customary fees for its services (which may vary).

All redemption requests (except redemption requests for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, which are discussed below) received by the Trust or its designee prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on a regular business day are processed at that day’s net asset value, less any applicable CDSC or Redemption Fee. However, redemption requests received by the Trust or its designee after the net asset value is determined that day from financial firms or certain retirement plans will receive such net asset value (less any applicable CDSC or Redemption Fee) if the redemption requests were received by the financial firm or retirement plan from its customer or participant prior to such net asset value determination and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law. Redemption requests will be accepted only on days on which a Fund is open for business. If a redemption request is received on a day when a Fund is not open for business, it will be processed on the next succeeding day the Fund is open for business (according to the succeeding day’s net asset value). Broker-dealers and other financial firms are obligated to transmit redemption requests promptly.

Redemption requests for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds received by the Trust or its designee prior to 5:30 p.m., Eastern time (or an earlier time if a Fund closes early) on a day such Fund is open for business, will be processed at that day’s net asset value. However, redemption requests received by the Trust or its designee after 5:30 p.m., Eastern time, will be processed at that day’s net asset value if the redemption requests were received by a financial firm from its customer prior to 5:30 p.m., Eastern time and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law.

Redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

A shareholder’s original account application (if investing directly with the Trust) permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Funds’ Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature validation.

Redemptions of an amount of $10 million or more must be submitted in writing.

Redemption proceeds of Class A, Class C and Class R shares will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Automated Clearing House (ACH) redemptions, sent to the designated bank account within one business day, but may take up to seven days. ACH redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take at least 10 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Redemption proceeds of Institutional Class, Administrative Class, Class M and Class P shares will ordinarily be wired to the investor’s bank within one business day after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the account application.

Written Requests – Class A, Class C and Class R Shares. To redeem Class A, Class C and Class R shares held in a Fund account in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, Boston Financial Data Services, Inc., at PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a validation of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation”;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents that may be required by the Trust or the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature validation is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call PIMCO Funds at 888.87.PIMCO before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent.

The foregoing written request procedure does not apply to shares held in “street name” accounts. Shareholders whose shares are held in “street name” accounts must redeem through their broker-dealer or other financial intermediary. Plan Investor participants must redeem through their plan administrator.

If the proceeds of the redemption: (i) are to be paid to a person other than the record owner; (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records; or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be validated as described above.

Written Requests – Institutional Class, Class M and Administrative Class Shares.    To redeem Institutional Class, Class M and Administrative Class shares held in a fund account in writing, a shareholder or its Authorized Person must send the request stating the Fund from which the shares are to be redeemed, the class of shares, the number or shares or dollar amount to be redeemed and the account number. The request must be signed by the appropriate persons designated on Account Application (“Authorized Person”) to the following:

Facsimile:

816.421.2861

Regular Mail:

PIMCO Funds

c/o BFDS Midwest

330 W. 9th Street

Kansas City, MO 64105

Email:

Pimcoteam@bfdsmidwest.com

All redemptions, whether initiated by phone, mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Telephone Redemptions. The Funds accept telephone requests for redemption of uncertificated shares held in Fund accounts, except (i) for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions, and (ii) redemption requests for an amount of $10 million or more. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature validation. See “Signature Validation.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker and will be subject to that broker’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the Funds and their agents shall not be liable for any loss incurred by the investor by reason of the Funds accepting unauthorized telephone redemption requests for his/her account if the Funds reasonably believe the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Funds may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Funds will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call PIMCO Funds at 888.87.PIMCO and state: (i) the name of the shareholder as it appears on their account statement; (ii) his/her account number with the applicable Fund; (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE that day (or, for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, prior to 5:30 p.m., Eastern time on each day the NYSE is open for business). If the redemption request is received after the close of the NYSE, the redemption is effected on the following business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following business day. The Funds reserve the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded.

Redemptions through the Automated Clearing House (ACH) Privileges.  If a shareholder has established ACH privileges, the shareholder may redeem shares by telephone, in writing or online (if eligible) and have the redemption proceeds sent to a designated account at a financial institution. To use ACH privileges for redemptions, call PIMCO Funds at 888.87.PIMCO. Subject to the limitations set forth above under “Telephone Redemptions,” the Funds or their agents, a Trust and the Transfer Agent or their agents may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Funds and their agents prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on a business day (or, for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, prior to 5:30 p.m., Eastern time on each day the NYSE is open for business) will be processed at the net asset value on that day and the proceeds (less any CDSC or Redemption Fee) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the NYSE (or, for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, after 5:30 p.m., Eastern time on a day the NYSE is open for business), the redemption is effected on the following business day. Shares purchased by check may not be redeemed through ACH until such shares have been owned (i.e., paid for) for at least 10 calendar days. The ACH privilege may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing the Account Options form, signed by all owners of record of the account, with all signatures validated. See “Signature Validation.” See “Automated Clearing House (ACH) Privileges” for information on establishing the ACH privilege. The Funds may terminate the ACH privilege at any time without notice to its shareholders. This redemption option does not apply to shares held in “street name” accounts. Shareholders whose shares are held in “street name” accounts must redeem through their financial firm and will be subject to that firm’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator. The ACH privilege may not be available to all Funds and/or share classes.

Expedited Wire Transfer Redemptions. If a shareholder holding shares in a Fund account has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by the Funds prior to the close of the NYSE will result in shares being redeemed that day at the next determined net asset value (less any CDSC or Redemption Fee, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if the Funds deem it appropriate under the current market and other conditions. Once authorization is on file with the Funds, they will honor requests by any person identifying himself/herself as the owner of an account or the owner’s broker by telephone at 888.87.PIMCO or by written instructions. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. The Funds do not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $1,000. The Funds reserve the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 10 calendar days. Expedited wire transfer redemptions may be authorized by sending instructions to the Funds. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures validated to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060. See “Signature Validation.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker and will be subject to that broker’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator.

Certificated Shares. The Trust no longer issues share certificates. To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be validated as described under “Signature Validation” above. Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan. An investor who owns or buys shares of PIMCO Funds having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid periodically to the investor or another person. The minimum redemption amount for an Automatic Withdrawal Plan is $50 per Fund. Such a plan may be established by completing the appropriate section of the account application, completing Account Options Form or by obtaining the appropriate form from the Trust or your financial firm. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature validation is required. See “Signature Validation.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Shares in a plan account are redeemed at net asset value (less any applicable CDSC or Redemption Fee) to make each withdrawal payment. Any applicable CDSC or Redemption Fee may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges” above and “Waivers of Redemption Fees” below.

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Funds will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes, and may result in account closure if the redemption amount exceeds the account balance. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A or Class C shares and because of the initial sales charge in the case of Class A shares.

Investors should consider carefully with their own financial advisors whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

Redemption Fees. As set forth in the relevant Prospectuses, investors in shares of the PIMCO Senior Floating Rate Fund are subject to a redemption fee, equal to 1.00% of the net asset value of the shares redeemed or exchanged (based upon the total redemption proceeds after any applicable deferred sales charges), on redemptions and exchanges made by the investor within 30 calendar days after the shares’ acquisition (whether by purchase or exchange) (the “Redemption Fee”). A new holding period begins on the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)). Redemption Fees are not currently imposed on redemptions and exchanges of the other Funds of the Trust.

When calculating the Redemption Fee, shares that are not subject to a Redemption Fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fulfill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the PIMCO Senior Floating Rate Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the PIMCO Senior Floating Rate Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30-day time period begins with the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)). For example, a series of transactions in which Class A shares of the PIMCO Senior Floating Rate Fund are exchanged for Class C shares of the PIMCO Senior Floating Rate Fund 5 days after the purchase of the Class A shares, followed in 5 days by an exchange of the Class C shares for shares of a different Fund, will be subject to two Redemption Fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the PIMCO Senior Floating Rate Fund to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described under “Abusive Trading Practices” in the PIMCO Senior Floating Rate Fund’s Prospectuses, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The purpose of the Redemption Fees is also to eliminate or reduce so far as practicable any dilution of the value of the outstanding securities issued by the PIMCO Senior Floating Rate Fund. There is no assurance that the use of Redemption Fees will be successful in this regard.

Waivers of Redemption Fees. The PIMCO Senior Floating Rate Fund has elected not to impose the Redemption Fee in the following situations:

●	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

●	redemptions or exchanges in connection with an automatic withdrawal plan (including an automatic exchange plan);

●	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);

●	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;

●	redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;

●

redemptions or exchanges by “Lifestyle Funds” (funds that have a predetermined asset mix tailored to the level of risk and return desired by particular investors) or participant accounts in defined contribution plans utilizing a similar model;

●

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

●	redemptions or exchanges in connection with distributions from a 529 plan;

●	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees;

●	redemptions and exchanges effected by other mutual funds or accounts that are sponsored by an Adviser or its affiliates; and

●	otherwise as an Adviser or the Trusts may determine in their sole discretion.

Additionally, no Redemption Fee applies to a redemption of shares of any class of shares of the PIMCO Senior Floating Rate Fund where the entirety of the proceeds of such redemption are immediately invested in another share class of the PIMCO Senior Floating Rate Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans. Redemption Fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): (1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); (2) redemptions made in connection with taking out a loan from the plan; (3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; (4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or in connection with paying plan administrative fees; (5) redemptions made in connection with a participant’s termination of employment; and (6) redemptions or exchanges where the application of a Redemption Fee would cause the PIMCO Senior Floating Rate Fund, or an asset allocation program of which the PIMCO Senior Floating Rate Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Except as described in the next paragraph, Redemption Fees generally will apply to other participant-directed redemptions and exchanges. For example, if a participant takes shares of Fund A that were purchased with new contributions and exchanges them into Fund B, a Redemption Fee would not apply to that exchange. However, any subsequent participant-directed exchange of those shares from Fund B into Fund A or another fund may be subject to Redemption Fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing Redemption Fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the PIMCO Senior Floating Rate Fund’s shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the Redemption Fee is applied to your investments in the PIMCO Senior Floating Rate Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trusts may eliminate or modify the waivers enumerated above at any time, in their sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Unclaimed Property Laws.  These laws require investment companies, such as the Trust, to undertake various efforts, including monitoring Fund direct accounts for shareholder-initiated activity. A Fund direct account is deemed lost when there is no shareholder-initiated activity or an invalid mailing address during a statutorily-prescribed time period (generally, three or five years). If a shareholder’s Fund direct account is dormant or “lost,” the Trust may be required to transfer the account to the state in which the shareholder resides, in accordance with applicable unclaimed property (also called escheat) laws. To help protect their accounts, shareholders should keep their accounts up-to-date and active.

If a shareholder invests into a Fund direct account, it is the shareholder’s responsibility to ensure that the shareholder provides a current and valid mailing address to the Trust or Fund (as applicable). Failure to provide a current and valid address will result in an interruption of purchases, redemptions or distributions, as described herein. If the United States Post Office or another carrier returns mailings sent to the shareholder as undeliverable, future mailings will be suppressed. Further, under such circumstances, if the shareholder has elected to receive income dividends and capital gains distributions in cash, subsequent distributions will automatically be reinvested back into the shareholder’s account until the address on the account has been updated. In the event a Fund is liquidated, direct account liquidation proceeds may be withheld from distribution pending the receipt of further instructions or until required to be transferred to the applicable state pursuant to applicable unclaimed property laws.

Mail suppression, described above, and a lack of shareholder-initiated activity will impact whether a shareholder’s Fund direct account is subject to escheatment under applicable law.

Shareholders should contact their financial advisor or PIMCO at 888.87.PIMCO for further information about state unclaimed property laws and/or to update their address or to generate shareholder-initiated activity in your account(s). For general information about unclaimed property rules, shareholders should visit the National Association of Unclaimed Property Administrators website at www.unclaimed.org. Shareholders may also visit pimco.com/investments/unclaimedproperty for a brief Q&A on the topic.

Deceased Shareholders. If PIMCO receives information confirming that a Fund direct account shareholder is deceased, to protect that shareholder and his or her beneficiaries, any Automatic Investment Plan, Automatic Exchange Plan and Automatic Withdrawal Plan in the account(s) associated with the shareholder will be suspended, and future cash dividends and/or capital gain payments will be reinvested back in such account(s) until such time as the authorized beneficiary or designee provides adequate instructions to the Fund regarding such account. To determine what documentation is needed to transfer ownership of an account, shareholders should contact the transfer agent at 888.87.PIMCO. In the event a Fund is liquidated, direct account liquidation proceeds will be sent to the shareholder of record.

Custodial Risks for Shares Held Through Third-Party Financial Intermediaries

Certain share classes of the Funds are available for purchase directly through the Distributor, in which case the shareholder will be a registered owner of Fund shares as reflected on the Fund’s books and records as maintained by the Transfer Agent.

Alternatively, shares of the Funds are available through broker-dealers, banks or other financial firms that permit their customers to purchase and custody Fund shares through them under nominee arrangements (where the financial firms serve as registered owners of the Fund shares) or under arrangements in which the financial firms may open shareholder accounts and provide instructions to the Fund through the National Securities Clearing Corporation’s Fund/SERV platform. The manner in which these financial firms custody an investor’s Fund shares or the extent to which they may provide instructions to the Fund concerning an investor’s shareholder account with the Fund may vary by firm, including based on its arrangements with the Distributor or PIMCO and their level of participation on Fund/SERV. Shareholders should consult their financial firm for details.

As disclosed above, in some cases, the Distributor or PIMCO have arrangements with financial firms under which they may provide recordkeeping, shareholder services or other services with respect to the Funds, their shares and shareholders. However, these financial firms are not acting as agents of the Fund, the Trust or its Transfer Agent, the Distributor or PIMCO when maintaining custody or control of Fund shares for their customers or providing instructions to the Fund concerning an investor’s shareholder account with the Fund, and their responsibilities are a function of their relationship to their customers and applicable law. None of the Funds, the Trust, PIMCO or the Distributor is responsible for the manner in which any financial firm maintains custody or control of Fund shares on behalf of its customers.

Securities such as Fund shares held in the custody of financial firm may be subject to risks of, among other things, misappropriation, cyber attacks or delays in the availability of such securities if the financial firm becomes subject to a bankruptcy or insolvency proceeding under the Securities Investor Protection Act or other applicable law.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held in a Fund account, call PIMCO Funds at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by PIMCO Funds. Alternatively, if your shares are held through a financial institution, please contact the financial institution.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Funds and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, PIMCO may sell a security on behalf of a client, including the Funds, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Funds, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities, which are often traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Transactions in fixed income securities on certain foreign exchanges may involve commission payments.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds.

Brokerage Commissions Paid

For the fiscal years ended March 31, 2015, 2014 and 2013, the following amounts of brokerage commissions were paid by each operational Fund:

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013
PIMCO California Intermediate Municipal Bond Fund	$ 0	$ 230	$ 228
PIMCO California Short Duration Municipal Income Fund	0	0	26
PIMCO CommoditiesPLUS® Strategy Fund	647,198	2,536,850	1,248,394
PIMCO CommodityRealReturn Strategy Fund®	376,672	1,264,088	790,580
PIMCO Credit Absolute Return Fund	162,004	97,374	37
PIMCO Diversified Income Fund	340,109	249,211	305,273
PIMCO RAE Fundamental PLUS EMG Fund	145,525	118,660	53,206
PIMCO RAE Low Volatility PLUS EMG Fund	303,620	4,125	N/A
PIMCO Emerging Local Bond Fund	2,873	11,424	12,456
PIMCO Emerging Markets Bond Fund	4,082	10,575	31,208
PIMCO Emerging Markets Corporate Bond Fund	2,649	6,251	5,037
PIMCO Emerging Markets Currency Fund	338	0	0
PIMCO Extended Duration Fund	1,861	1,230	9,493
PIMCO Floating Income Fund	159,040	170,312	159,662
PIMCO Foreign Bond Fund (Unhedged)	131,397	203,883	66,135
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	374,090	387,897	55,781
PIMCO RAE Fundamental Advantage PLUS Fund	169,696	175,016	128,423
PIMCO RAE Fundamental PLUS Fund	196,761	60,272	10,101
PIMCO Global Advantage® Strategy Bond Fund	64,589	172,952	41,321
PIMCO Global Bond Fund (Unhedged)	39,457	52,958	20,662
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	27,619	29,146	5,266
PIMCO Global Multi-Asset Fund	725,034	1,685,374	909,932
PIMCO High Yield Fund	0	5,949	5,121
PIMCO High Yield Municipal Bond Fund	0	367	1,445
PIMCO Income Fund	77,297	32,272	0
PIMCO Inflation Response Multi-Asset Fund	163,827	290,928	24,428
PIMCO RAE Fundamental PLUS International Fund	171,745	58,374	16,617
PIMCO StocksPLUS® International Fund (Unhedged)	89,832	93,941	22,932
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	166,231	96,687	5,438
PIMCO RAE Low Volatility PLUS International Fund	215,003	5,665	N/A
PIMCO Investment Grade Corporate Bond Fund	288,630	228,294	40,184
PIMCO Long Duration Corporate Bond Fund	360,039	0	0
PIMCO Long Duration Total Return Fund	23,219	28,434	33,161
PIMCO Long-Term Credit Fund	209,546	109,146	7,963
PIMCO Long-Term U.S. Government Fund	20,051	7,753	10,347
PIMCO Low Duration Fund	609,647	751,409	135,263
PIMCO Low Duration Fund II	22,019	28,599	4,190
PIMCO Low Duration Fund III	10,443	8,761	1,627
PIMCO RAE Low Volatility PLUS Fund	62,014	1,533	N/A
PIMCO Moderate Duration Fund	109,958	71,316	17,321
PIMCO Mortgage Opportunities Fund	8,947	712	408
PIMCO Mortgage-Backed Securities Fund	0	195	0
PIMCO Multi-Strategy Alternative Fund	73	N/A	N/A
PIMCO Municipal Bond Fund	0	0	2,168

Fund	Year Ended 3/31/2015	Year Ended 3/31/2014	Year Ended 3/31/2013
PIMCO National Intermediate Municipal Bond Fund	57	48	0
PIMCO New York Municipal Bond Fund	0	0	723
PIMCO Real Return Asset Fund	18,260	8,555	2,393
PIMCO Real Return Fund	212,074	244,357	137,610
PIMCO RealEstateRealReturn Strategy Fund	49,549	39,291	11,776
PIMCO RealPathTM 2020 Fund	8,561	15,218	7,191
PIMCO RealPathTM 2025 Fund	9,569	13,565	5,741
PIMCO RealPathTM 2030 Fund	17,049	24,661	10,937
PIMCO RealPathTM 2035 Fund	13,565	18,425	8,337
PIMCO RealPathTM 2040 Fund	17,859	27,586	13,257
PIMCO RealPathTM 2045 Fund	10,022	12,538	4,945
PIMCO RealPathTM 2050 Fund	14,340	20,233	8,104
PIMCO RealPathTM 2055 Fund	209	N/A	N/A
PIMCO RealPathTM Income Fund	4,363	6,508	3,241
PIMCO Short Duration Municipal Income Fund	0	0	35
PIMCO Short Asset Investment Fund	2,113	1,285	0
PIMCO Short-Term Fund	1,220,737	52,030	135,790
PIMCO StocksPLUS® Small Fund	130,299	92,995	68,540
PIMCO RAE Fundamental PLUS Small Fund	32,035	9,340	233
PIMCO StocksPLUS® Fund	97,571	105,111	163,709
PIMCO StocksPLUS® Long Duration Fund	76,177	74,415	96,003
PIMCO StocksPLUS® Absolute Return Fund	145,473	127,599	112,473
PIMCO StocksPLUS® Short Fund	398,072	852,607	878,987
PIMCO Total Return Fund	11,378,645	5,430,311	2,360,749
PIMCO Total Return Fund II	111,771	55,209	10,454
PIMCO Total Return Fund III	137,139	75,752	14,455
PIMCO Total Return Fund IV	73,771	23,932	5,735
PIMCO TRENDS Managed Futures Strategy Fund	171,536	19,958	N/A
PIMCO Unconstrained Bond Fund	1,153,262	580,402	449,885
PIMCO Unconstrained Tax Managed Bond Fund	18,995	18,422	16,132
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	170,428	48,602	0
PIMCO RAE Worldwide Long/Short PLUS Fund	124,900	N/A	N/A

PIMCO places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, PIMCO will seek the best execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Fund shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services. Although PIMCO considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, PIMCO would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.

As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if PIMCO determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer. PIMCO is typically in a position to make this necessary determination in connection with transactions in equity securities and in other circumstances where there is sufficient transparency to objectively determine the transaction price and commission (e.g., where the commission and transaction price are fully and separately disclosed on the confirmation and the transaction is reported under conditions that provide independent and objective verification of the transaction price), which generally is not the case with transactions in fixed income securities. Accordingly, the provision of brokerage and research services is not typically considered with respect to transactions by the Trust when trading in fixed income securities, although PIMCO may receive research or research-related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund.

In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between PIMCO and the Trust because PIMCO does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, PIMCO may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser or sub-adviser may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities.

Since the securities in which certain Funds invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions.

SEC rules further require that commissions paid to such an affiliated broker-dealer, or PIMCO by a Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Funds did not pay any commissions to affiliated brokers during the fiscal years ended March 31, 2015, 2014 and 2013.

The following table sets forth certain information regarding payments from the Funds to the Distributor during the previous fiscal year:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Purchases	Total Brokerage Commissions
$3,751,284	$3,932,564	$0

Holdings of Securities of the Trust’s Regular Brokers and Dealers

The following table indicates the value of each operational Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended March 31, 2015.

All Asset All Authority Fund

	State Street Bank & Trust Co.	1,527

California Intermediate Municipal Bond Fund

	State Street Bank & Trust Co.	363
California Municipal Bond Fund

	State Street Bank & Trust Co.	124
California Short Duration Municipal Income Fund

	State Street Bank & Trust Co.	519
CommoditiesPLUS® Strategy Fund

	Banc of America Securities LLC	121,312

	JPMorgan Chase & Co.	64,471

	Goldman Sachs & Co.	58,049

	Deutsche Bank Securities, Inc.	24,633

	Citigroup Global Markets, Inc.	12,798

	Wells Fargo & Co.	12,699

	Morgan Stanley & Co., Inc.	9,243

	Merrill Lynch, Pierce, Fenner, & Smith	9,105

	State Street Bank & Trust Co.	1,719

	Credit Suisse (USA), Inc.	956

	BNY Mellow Capital Markets, LLC	339
CommodityRealReturn Strategy Fund®

	JPMorgan Chase & Co.	127,229

	Banc of America Securities LLC	91,011

	Goldman Sachs & Co.	33,903

	Morgan Stanley & Co., Inc.	26,453

	Merrill Lynch, Pierce, Fenner, & Smith	24,367

	Wells Fargo & Co.	21,204

	Citigroup Global Markets, Inc.	20,956

	Credit Suisse (USA), Inc.	8,089

	UBS Securities LLC	7,708

	Barclays, Inc.	7,042

	State Street Bank & Trust Co.	5,633

	Deutsche Bank Securities, Inc.	3,447
Credit Absolute Return Fund

	Banc of America Securities LLC	49,019

	JPMorgan Chase & Co.	16,328

	Credit Suisse (USA), Inc.	10,752

	Morgan Stanley & Co., Inc.	9,640

	Merrill Lynch, Pierce, Fenner, & Smith	4,467

	Goldman Sachs & Co.	2,158

	Citigroup Global Markets, Inc.	1,686

	Deutsche Bank Securities, Inc.	1,362

	Citigroup Global Markets, Inc.	705

	Wells Fargo & Co.	456
Diversified Income Fund

	JPMorgan Chase & Co.	95,067

	Banc of America Securities LLC	80,151

	Barclays, Inc.	53,028

	UBS Securities LLC	37,641

	Credit Suisse (USA), Inc.	37,237

	Wells Fargo & Co.	26,182

	Morgan Stanley & Co., Inc.	23,632

	Merrill Lynch, Pierce, Fenner, & Smith	14,478

	Goldman Sachs & Co.	11,349

	Citigroup Global Markets, Inc.	8,922

	State Street Bank & Trust Co.	4,472

	Deutsche Bank Securities, Inc.	2,813

RAE Fundamental PLUS EMG Fund

	JPMorgan Chase & Co.	84,202

	Banc of America Securities LLC	68,229

	Citigroup Global Markets, Inc.	44,179

	Wells Fargo & Co.	34,837

	Credit Suisse (USA), Inc.	34,767

	Barclays, Inc.	25,369

	Morgan Stanley & Co., Inc.	19,969

	Goldman Sachs & Co.	9,017

	UBS Securities LLC	7,402

	Deutsche Bank Securities, Inc.	3,873

	Merrill Lynch, Pierce, Fenner, & Smith	3,169

	Wells Fargo & Co.	2,000

	State Street Bank & Trust Co.	333
Emerging Local Bond Fund

	JPMorgan Chase & Co.	56,368

	Banc of America Securities LLC	16,193

	Wells Fargo & Co.	7,759

	Deutsche Bank Securities, Inc.	1,802

	Citigroup Global Markets, Inc.	357

	Morgan Stanley & Co., Inc.	220

	Goldman Sachs & Co.	164
Emerging Markets Bond Fund

	Banc of America Securities LLC	4,203

	JPMorgan Chase & Co.	2,149

	UBS Securities LLC	1,492

	Deutsche Bank Securities, Inc.	1,078

	Credit Suisse (USA), Inc.	832

	Citigroup Global Markets, Inc.	815

	Morgan Stanley & Co., Inc.	794

	Merrill Lynch, Pierce, Fenner, & Smith	644
Emerging Markets Corporate Bond Fund

	State Street Bank & Trust Co.	2,075
Emerging Markets Currency Fund

	Deutsche Bank Securities, Inc.	6,506

	Banc of America Securities LLC	4,216

	JPMorgan Chase & Co.	2,903

	State Street Bank & Trust Co.	1,797

	Credit Suisse (USA), Inc.	968

	Morgan Stanley & Co., Inc.	693

	Goldman Sachs & Co.	411

	Citigroup Global Markets, Inc.	157
Emerging Markets Full Spectrum Bond Fund

	State Street Bank & Trust Co.	510
RAE Low Volatility PLUS EMG Fund

	Citigroup Global Markets, Inc.	79,639

	Banc of America Securities LLC	67,841

	Credit Suisse (USA), Inc.	49,259

	Barclays, Inc.	47,867

	JPMorgan Chase & Co.	45,674

	Wells Fargo & Co.	26,762

	BNP Paribas Securities Corp.	22,076

	Goldman Sachs & Co.	15,980

	UBS Securities LLC	12,317

	Morgan Stanley & Co., Inc.	11,869

	Merrill Lynch, Pierce, Fenner, & Smith	7,140

	RBC Capital Markets Corp.	3,150

	Deutsche Bank Securities, Inc.	1,115
Extended Duration Fund

	Wells Fargo & Co.	1,219

	State Street Bank & Trust Co.	704

	Banc of America Securities LLC	452

	JPMorgan Chase & Co.	234

	Credit Suisse (USA), Inc.	1
Floating Income Fund

	JPMorgan Chase & Co.	19,482

	Barclays, Inc.	14,804

	Banc of America Securities LLC	14,591

	UBS Securities LLC	9,412

	Wells Fargo & Co.	8,711

	Credit Suisse (USA), Inc.	7,602

	Citigroup Global Markets, Inc.	3,555

	Goldman Sachs & Co.	3,126

	Morgan Stanley & Co., Inc.	2,005

	Deutsche Bank Securities, Inc.	1,729

	State Street Bank & Trust Co.	1,607

	Merrill Lynch, Pierce, Fenner, & Smith	1,004

Foreign Bond Fund (U.S. Dollar-Hedged)

	BNP Paribas Securities Corp.	171,258

	JPMorgan Chase & Co.	58,120

	Banc of America Securities LLC	41,473

	UBS Securities LLC	36,606

	Morgan Stanley & Co., Inc.	27,102

	Wells Fargo & Co.	24,573

	Credit Suisse (USA), Inc.	22,471

	Barclays, Inc.	13,046

	Merrill Lynch, Pierce, Fenner, & Smith	9,410

	Goldman Sachs & Co.	9,388

	State Street Bank & Trust Co.	7,519

	Citigroup Global Markets, Inc.	7,130

	Deutsche Bank Securities, Inc.	2,604

	Citigroup Global Markets, Inc.	1,432

	BNY Mellon Capital Markets, LLC	77
Foreign Bond Fund (Unhedged)

	JPMorgan Chase & Co.	39,612

	Banc of America Securities LLC	33,118

	UBS Securities LLC	20,280

	Citigroup Global Markets, Inc.	15,782

	Credit Suisse (USA), Inc.	11,065

	Morgan Stanley & Co., Inc.	10,860

	Barclays, Inc.	10,670

	Goldman Sachs & Co.	7,688

	Wells Fargo & Co.	7,147

	Merrill Lynch, Pierce, Fenner, & Smith	3,983

	Deutsche Bank Securities, Inc.	3,092

	State Street Bank & Trust Co.	3,050

	Citigroup Global Markets, Inc.	597

	BNY Mellon Capital Markets, LLC	5

RAE Fundamental Advantage PLUS Fund

	Banc of America Securities LLC	84,745

	JPMorgan Chase & Co.	84,482

	Citigroup Global Markets, Inc.	61,123

	Morgan Stanley & Co., Inc.	24,604

	Wells Fargo & Co.	18,160

	Credit Suisse (USA), Inc.	13,842

	Merrill Lynch, Pierce, Fenner, & Smith	12,134

	Barclays, Inc.	9,198

	UBS Securities LLC	4,334

	Goldman Sachs & Co.	4,320

	Wells Fargo & Co.	3,295

	State Street Bank & Trust Co.	615
RAE Fundamental PLUS Fund

	Banc of America Securities LLC	149,138

	JPMorgan Chase & Co.	119,817

	Citigroup Global Markets, Inc.	59,998

	Wells Fargo & Co.	47,363

	UBS Securities LLC	31,895

	RBC Capital Markets Corp.	26,687

	Barclays, Inc.	26,681

	Credit Suisse (USA), Inc.	24,428

	Morgan Stanley & Co., Inc.	24,177

	Deutsche Bank Securities, Inc.	8,666

	Goldman Sachs & Co.	6,688

	Merrill Lynch, Pierce, Fenner, & Smith	4,767

	BNY Mellon Capital Markets, LLC	595

Global Advantage® Strategy Bond Fund

	Banc of America Securities LLC	38,492

	JPMorgan Chase & Co.	23,012

	UBS Securities LLC	18,899

	Barclays, Inc.	13,947

	Morgan Stanley & Co., Inc.	11,805

	Deutsche Bank Securities, Inc.	7,559

	Credit Suisse (USA), Inc.	5,599

	Wells Fargo & Co.	5,006

	Goldman Sachs & Co.	3,688

	Merrill Lynch, Pierce, Fenner, & Smith	2,891

	State Street Bank & Trust Co.	2,405

	Citigroup Global Markets, Inc.	2,022

Global Bond Fund (U.S. Dollar-Hedged)

	UBS Securities LLC	8,005

	JPMorgan Chase & Co.	7,904

	Banc of America Securities LLC	2,749

	Morgan Stanley & Co., Inc.	1,871

	Wells Fargo & Co.	1,684

	Goldman Sachs & Co.	1,476

	Deutsche Bank Securities, Inc.	997

	Barclays, Inc.	779

	Merrill Lynch, Pierce, Fenner, & Smith	508

	Citigroup Global Markets, Inc.	392

	Credit Suisse (USA), Inc.	155

Global Bond Fund (Unhedged)

	JPMorgan Chase & Co.	18,823

	Banc of America Securities LLC	9,900

	UBS Securities LLC	6,049

	Merrill Lynch, Pierce, Fenner, & Smith	3,660

	Morgan Stanley & Co., Inc.	2,506

	Wells Fargo & Co.	2,332

	Citigroup Global Markets, Inc.	2,021

	State Street Bank & Trust Co.	1,113

	Barclays, Inc.	1,001

	Goldman Sachs & Co.	823

	Deutsche Bank Securities, Inc.	318

	Credit Suisse (USA), Inc.	292

	BNY Mellon Capital Markets, LLC	209

Global Multi-Asset Fund

	Barclays, Inc.	13,704

	Barclays, Inc.	7,634

	Credit Suisse (USA), Inc.	7,051

	Banc of America Securities LLC	4,167

	JPMorgan Chase & Co.	3,707

	Deutsche Bank Securities, Inc.	3,700

	Wells Fargo & Co.	2,792

	UBS Securities LLC	1,237

	State Street Bank & Trust Co.	1,146

	Citigroup Global Markets, Inc.	728

GNMA Fund

	JPMorgan Chase & Co.	27,961

	Morgan Stanley & Co., Inc.	9,700

	Citigroup Global Markets, Inc.	8,300

	Credit Suisse (USA), Inc.	2,182

	UBS Securities LLC	2,163

	Deutsche Bank Securities, Inc.	1,500

	Wells Fargo & Co.	1,325

	Banc of America Securities LLC	1,131

	State Street Bank & Trust Co.	725

	Merrill Lynch, Pierce, Fenner, & Smith	594

Government Money Market Fund

	RBC Capital Markets Corp.	59,000

	Morgan Stanley & Co., Inc.	29,500

	Goldman Sachs & Co.	20,700

	State Street Bank & Trust Co.	8,596

	Barclays, Inc.	4,600

High Yield Fund

	Barclays, Inc.	41,297

	Credit Suisse (USA), Inc.	40,807

	Banc of America Securities LLC	13,170

	State Street Bank & Trust Co.	4,651

	JPMorgan Chase & Co.	319

	Morgan Stanley & Co., Inc.	239

	Citigroup Global Markets, Inc.	100

	Goldman Sachs & Co.	35

High Yield Municipal Bond Fund

	State Street Bank & Trust Co.	533

High Yield Spectrum Fund

	Barclays, Inc.	5,826

	Credit Suisse (USA), Inc.	5,647

	Deutsche Bank Securities, Inc.	2,917

	Banc of America Securities LLC	2,559

Income Fund

	JPMorgan Chase & Co.	2,403,879

	Banc of America Securities LLC	2,237,706

	Credit Suisse (USA), Inc.	527,736

	Morgan Stanley & Co., Inc.	473,903

	Citigroup Global Markets, Inc.	404,751

	Goldman Sachs & Co.	353,241

	Merrill Lynch, Pierce, Fenner, & Smith	304,559

	Wells Fargo & Co.	281,784

	UBS Securities LLC	196,893

	Deutsche Bank Securities, Inc.	162,993

	Barclays, Inc.	131,175

	Citigroup Global Markets, Inc.	16,017

	BNY Mellon Capital Markets, LLC	1,663

	Wells Fargo & Co.	1,464

Inflation Response Multi-Asset Fund

	JPMorgan Chase & Co.	22,541

	Banc of America Securities LLC	11,680

	BNP Paribas Securities Corp.	8,300

	Goldman Sachs & Co.	4,464

	State Street Bank & Trust Co.	3,726

	Deutsche Bank Securities, Inc.	2,252

	Wells Fargo & Co.	1,378

	Merrill Lynch, Pierce, Fenner, & Smith	1,142

	Credit Suisse (USA), Inc.	854

	Morgan Stanley & Co., Inc.	805

	Citigroup Global Markets, Inc.	518

	UBS Securities LLC	309

RAE Fundamental PLUS International Fund

	Banc of America Securities LLC	42,203

	JPMorgan Chase & Co.	36,643

	Citigroup Global Markets, Inc.	18,567

	Morgan Stanley & Co., Inc.	9,693

	Barclays, Inc.	5,623

	Goldman Sachs & Co.	5,453

	Wells Fargo & Co.	3,409

	Merrill Lynch, Pierce, Fenner, & Smith	3,298

	Credit Suisse (USA), Inc.	1,167

	Deutsche Bank Securities, Inc.	1,004

	State Street Bank & Trust Co.	599

	BNY Mellon Capital Markets, LLC	548

StocksPLUS® International Fund (U.S. Dollar-Hedged)

	Banc of America Securities LLC	36,392

	Morgan Stanley & Co., Inc.	11,752

	JPMorgan Chase & Co.	9,673

	Citigroup Global Markets, Inc.	9,469

	UBS Securities LLC	7,929

	Merrill Lynch, Pierce, Fenner, & Smith	5,765

	Credit Suisse (USA), Inc.	5,341

	Barclays, Inc.	3,626

	Wells Fargo & Co.	2,267

	BNP Paribas Securities Corp.	1,301

	Goldman Sachs & Co.	553

	State Street Bank & Trust Co.	381

StocksPLUS® International Fund (Unhedged)

	Banc of America Securities LLC	25,526

	JPMorgan Chase & Co.	25,309

	Citigroup Global Markets, Inc.	23,978

	Barclays, Inc.	15,633

	Wells Fargo & Co.	13,036

	Credit Suisse (USA), Inc.	9,334

	Merrill Lynch, Pierce, Fenner, & Smith	6,264

	Deutsche Bank Securities, Inc.	1,979

	Morgan Stanley & Co., Inc.	1,502

	State Street Bank & Trust Co.	1,111

	Goldman Sachs & Co.	765

RAE Low Volatility PLUS International Fund

	Banc of America Securities LLC	40,963

	JPMorgan Chase & Co.	34,462

	Wells Fargo & Co.	27,184

	Citigroup Global Markets, Inc.	22,519

	BNP Paribas Securities Corp.	15,938

	Goldman Sachs & Co.	14,194

	Merrill Lynch, Pierce, Fenner, & Smith	14,004

	Morgan Stanley & Co., Inc.	12,727

	UBS Securities LLC	9,528

	Barclays, Inc.	8,368

	Credit Suisse (USA), Inc.	600

	State Street Bank & Trust Co.	520

	Deutsche Bank Securities, Inc.	103

Investment Grade Corporate Bond Fund

	Banc of America Securities LLC	364,342

	JPMorgan Chase & Co.	245,732

	Goldman Sachs & Co.	189,799

	Credit Suisse (USA), Inc.	137,349

	UBS Securities LLC	89,280

	Morgan Stanley & Co., Inc.	62,325

	Citigroup Global Markets, Inc.	58,522

	Barclays, Inc.	32,503

	Deutsche Bank Securities, Inc.	26,718

	Merrill Lynch, Pierce, Fenner, & Smith	25,970

	Wells Fargo & Co.	25,255

	BNY Mellon Capital Markets, LLC	10,184

	Wells Fargo & Co.	9,457

	State Street Bank & Trust Co.	4,547

	Citigroup Global Markets, Inc.	1,273

Long Duration Total Return Fund

	JPMorgan Chase & Co.	85,959

	Banc of America Securities LLC	65,514

	Goldman Sachs & Co.	40,914

	Wells Fargo & Co.	36,343

	Deutsche Bank Securities, Inc.	33,788

	Citigroup Global Markets, Inc.	28,883

	Wells Fargo & Co.	18,670

	Credit Suisse (USA), Inc.	17,251

	Barclays, Inc.	15,853

	Morgan Stanley & Co., Inc.	9,317

	Merrill Lynch, Pierce, Fenner, & Smith	5,134

	BNP Paribas Securities Corp.	3,124

	UBS Securities LLC	2,639

	State Street Bank & Trust Co.	1,141

	BNY Mellon Capital Markets, LLC	234

Long-Term Credit Fund

	JPMorgan Chase & Co.	84,126

	Banc of America Securities LLC	45,344

	Wells Fargo & Co.	42,279

	UBS Securities LLC	36,337

	Citigroup Global Markets, Inc.	32,062

	Credit Suisse (USA), Inc.	28,629

	Goldman Sachs & Co.	11,422

	Morgan Stanley & Co., Inc.	8,060

	State Street Bank & Trust Co.	3,892

	Merrill Lynch, Pierce, Fenner, & Smith	1,085

	Citigroup Global Markets, Inc.	597

	Deutsche Bank Securities, Inc.	444

Long-Term U.S. Government Fund

	Credit Suisse (USA), Inc.	16,610

	Banc of America Securities LLC	13,937

	JPMorgan Chase & Co.	8,168

	State Street Bank & Trust Co.	1,942

	Wells Fargo & Co.	1,193

Low Duration Fund

	JPMorgan Chase & Co.	555,685

	Citigroup Global Markets, Inc.	542,993

	Banc of America Securities LLC	498,154

	Credit Suisse (USA), Inc.	279,822

	Wells Fargo & Co.	221,261

	Goldman Sachs & Co.	108,620

	UBS Securities LLC	65,453

	Morgan Stanley & Co., Inc.	64,757

	Merrill Lynch, Pierce, Fenner, & Smith	23,109

	Citigroup Global Markets, Inc.	9,282

	Barclays, Inc.	7,398

	Deutsche Bank Securities, Inc.	3,609

	State Street Bank & Trust Co.	2,489

Low Duration Fund II

	Wells Fargo & Co.	15,361

	JPMorgan Chase & Co.	15,052

	Banc of America Securities LLC	14,334

	Credit Suisse (USA), Inc.	8,111

	Citigroup Global Markets, Inc.	7,277

	Morgan Stanley & Co., Inc.	6,440

	BNY Mellon Capital Markets, LLC	2,969

	Goldman Sachs & Co.	2,057

	UBS Securities LLC	2,017

	Merrill Lynch, Pierce, Fenner, & Smith	825

	State Street Bank & Trust Co.	465

	Deutsche Bank Securities, Inc.	104

Low Duration Fund III

	Banc of America Securities LLC	9,911

	Citigroup Global Markets, Inc.	6,306

	JPMorgan Chase & Co.	6,215

	Credit Suisse (USA), Inc.	5,772

	Goldman Sachs & Co.	2,451

	Wells Fargo & Co.	1,973

	Merrill Lynch, Pierce, Fenner, & Smith	335

	Morgan Stanley & Co., Inc.	293

	UBS Securities LLC	221

	State Street Bank & Trust Co.	130

	Deutsche Bank Securities, Inc.	90

RAE Low Volatility PLUS Fund

	Banc of America Securities LLC	21,169

	JPMorgan Chase & Co.	15,136

	Wells Fargo & Co.	6,524

	UBS Securities LLC	4,180

	Credit Suisse (USA), Inc.	3,754

	Citigroup Global Markets, Inc.	3,054

	Barclays, Inc.	2,114

	Morgan Stanley & Co., Inc.	1,868

	Merrill Lynch, Pierce, Fenner, & Smith	1,545

	BNP Paribas Securities Corp.	1,101

	State Street Bank & Trust Co.	321

	BNY Mellon Capital Markets, LLC	14

Moderate Duration Fund

	Morgan Stanley & Co., Inc.	57,627

	Banc of America Securities LLC	54,555

	JPMorgan Chase & Co.	46,110

	Wells Fargo & Co.	42,401

	Citigroup Global Markets, Inc.	36,321

	Credit Suisse (USA), Inc.	24,558

	Goldman Sachs & Co.	7,316

	Barclays, Inc.	6,816

	UBS Securities LLC	6,690

	Wells Fargo & Co.	2,807

	Merrill Lynch, Pierce, Fenner, & Smith	926

	BNY Mellon Capital Markets, LLC	196

Money Market Fund

	State Street Bank & Trust Co.	11,450

Mortgage Opportunities Fund

	JPMorgan Chase & Co.	114,700

	Banc of America Securities LLC	87,154

	Morgan Stanley & Co., Inc.	35,748

	Credit Suisse (USA), Inc.	15,426

	Citigroup Global Markets, Inc.	10,254

	Goldman Sachs & Co.	7,768

	Merrill Lynch, Pierce, Fenner, & Smith	7,556

	UBS Securities LLC	4,547

	Wells Fargo & Co.	2,671

	State Street Bank & Trust Co.	373

Mortgage-Backed Securities Fund

	Banc of America Securities LLC	3,756

	JPMorgan Chase & Co.	1,908

	Citigroup Global Markets, Inc.	1,053

	Credit Suisse (USA), Inc.	952

	Morgan Stanley & Co., Inc.	509

	State Street Bank & Trust Co.	504

	Goldman Sachs & Co.	404

	Wells Fargo & Co.	341

	UBS Securities LLC	261

	BNY Mellon Capital Markets, LLC	133

Multi-Strategy Alternative Fund

	Banc of America Securities LLC	300

	Credit Suisse (USA), Inc.	300

	JPMorgan Chase & Co.	300

National Intermediate Municipal Bond Fund

	State Street Bank & Trust Co.	261

New York Municipal Bond Fund

	State Street Bank & Trust Co.	356

Real Return Asset Fund

	Barclays, Inc.	20,363

	Banc of America Securities LLC	8,022

	JPMorgan Chase & Co.	7,120

	State Street Bank & Trust Co.	6,955

	Citigroup Global Markets, Inc.	3,293

	Morgan Stanley & Co., Inc.	1,218

	Merrill Lynch, Pierce, Fenner, & Smith	461

	Wells Fargo & Co.	325

	Goldman Sachs & Co.	140

Real Return Fund

	JPMorgan Chase & Co.	127,687

	BNP Paribas Securities Corp.	103,175

	Banc of America Securities LLC	98,599

	Merrill Lynch, Pierce, Fenner, & Smith	21,388

	UBS Securities LLC	17,729

	Wells Fargo & Co.	15,000

	Citigroup Global Markets, Inc.	14,791

	Barclays, Inc.	13,290

	Morgan Stanley & Co., Inc.	11,600

	Goldman Sachs & Co.	8,113

	State Street Bank & Trust Co.	2,681

	Credit Suisse (USA), Inc.	2,352

	Deutsche Bank Securities, Inc.	1,398

	BNY Mellon Capital Markets, LLC	1,355

RealEstateRealReturn Strategy Fund

	BNP Paribas Securities Corp.	28,020

	JPMorgan Chase & Co.	23,610

	Goldman Sachs & Co.	8,336

	Deutsche Bank Securities, Inc.	5,547

	Banc of America Securities LLC	5,298

	Citigroup Global Markets, Inc.	1,145

	Barclays, Inc.	1,119

	Credit Suisse (USA), Inc.	1,057

	Merrill Lynch, Pierce, Fenner, & Smith	498

	Wells Fargo & Co.	437

	Morgan Stanley & Co., Inc.	342

	UBS Securities LLC	216

	State Street Bank & Trust Co.	184

RealPathTM 2020 Fund

	State Street Bank & Trust Co.	123

RealPathTM 2030 Fund

	State Street Bank & Trust Co.	409

RealPathTM 2035 Fund

	State Street Bank & Trust Co.	494

RealPathTM 2045 Fund

	State Street Bank & Trust Co.	461

Senior Floating Rate Fund

	State Street Bank & Trust Co.	2,600

Short Asset Investment Fund

	Citigroup Global Markets, Inc.	5,536

	Banc of America Securities LLC	4,354

	Goldman Sachs & Co.	4,256

	JPMorgan Chase & Co.	4,089

	Morgan Stanley & Co., Inc.	3,632

	Deutsche Bank Securities, Inc.	482

	Wells Fargo & Co.	336

	State Street Bank & Trust Co.	191

Short-Term Fund

	JPMorgan Chase & Co.	962,928

	Goldman Sachs & Co.	297,847

	Banc of America Securities LLC	184,840

	Credit Suisse (USA), Inc.	149,008

	Morgan Stanley & Co., Inc.	119,728

	Citigroup Global Markets, Inc.	90,926

	UBS Securities LLC	64,822

	Wells Fargo & Co.	47,884

	Merrill Lynch, Pierce, Fenner, & Smith	26,409

	Deutsche Bank Securities, Inc.	6,259

	Citigroup Global Markets, Inc.	4,880

	BNY Mellon Capital Markets, LLC	3,869

	State Street Bank & Trust Co.	2,180

StocksPLUS® Small Fund

	JPMorgan Chase & Co.	31,262

	Banc of America Securities LLC	25,053

	Citigroup Global Markets, Inc.	23,360

	Barclays, Inc.	11,197

	Credit Suisse (USA), Inc.	9,693

	Merrill Lynch, Pierce, Fenner, & Smith	6,631

	Wells Fargo & Co.	6,379

	Deutsche Bank Securities, Inc.	5,970

	Wells Fargo & Co.	5,369

	UBS Securities LLC	5,330

	Morgan Stanley & Co., Inc.	3,723

	Goldman Sachs & Co.	3,175

	State Street Bank & Trust Co.	607

RAE Fundamental PLUS Small Fund

	Banc of America Securities LLC	11,627

	JPMorgan Chase & Co.	7,076

	UBS Securities LLC	4,616

	Citigroup Global Markets, Inc.	4,286

	Goldman Sachs & Co.	3,387

	Wells Fargo & Co.	2,962

	Morgan Stanley & Co., Inc.	2,806

	BNP Paribas Securities Corp.	2,302

	Deutsche Bank Securities, Inc.	863

	State Street Bank & Trust Co.	609

	Merrill Lynch, Pierce, Fenner, & Smith	494

	Credit Suisse (USA), Inc.	279

StocksPLUS® Absolute Return Fund

	Banc of America Securities LLC	61,886

	JPMorgan Chase & Co.	47,557

	Credit Suisse (USA), Inc.	23,702

	Citigroup Global Markets, Inc.	18,461

	Barclays, Inc.	11,197

	Wells Fargo & Co.	7,871

	Merrill Lynch, Pierce, Fenner, & Smith	2,238

	Goldman Sachs & Co.	2,037

	Morgan Stanley & Co., Inc.	1,874

	Citigroup Global Markets, Inc.	1,724

	Wells Fargo & Co.	1,692

	UBS Securities LLC	1,459

	State Street Bank & Trust Co.	448

StocksPLUS® Short Fund

	JPMorgan Chase & Co.	127,326

	Banc of America Securities LLC	116,581

	Barclays, Inc.	69,758

	Citigroup Global Markets, Inc.	45,125

	Credit Suisse (USA), Inc.	29,388

	Goldman Sachs & Co.	26,806

	UBS Securities LLC	23,895

	Merrill Lynch, Pierce, Fenner, & Smith	22,228

	Morgan Stanley & Co., Inc.	19,080

	Wells Fargo & Co.	17,164

	Wells Fargo & Co.	11,653

	Deutsche Bank Securities, Inc.	8,944

	State Street Bank & Trust Co.	788

	BNY Mellon Capital Markets, LLC	125

StocksPLUS® Fund

	JPMorgan Chase & Co.	36,189

	Wells Fargo & Co.	24,949

	Banc of America Securities LLC	21,491

	Citigroup Global Markets, Inc.	13,372

	Morgan Stanley & Co., Inc.	6,479

	Goldman Sachs & Co.	2,597

	Barclays, Inc.	1,864

	Merrill Lynch, Pierce, Fenner, & Smith	417

	Credit Suisse (USA), Inc.	311

StocksPLUS® Long Duration Fund

	Goldman Sachs & Co.	9,430

	Citigroup Global Markets, Inc.	6,448

	Banc of America Securities LLC	5,691

	Deutsche Bank Securities, Inc.	5,590

	Wells Fargo & Co.	5,290

	JPMorgan Chase & Co.	5,198

	Morgan Stanley & Co., Inc.	3,793

	Barclays, Inc.	2,539

	UBS Securities LLC	1,567

	Credit Suisse (USA), Inc.	861

	BNP Paribas Securities Corp.	705

Tax Managed Real Return Fund

	State Street Bank & Trust Co.	5,826

Total Return Fund

	Banc of America Securities LLC	2,850,338

	JPMorgan Chase & Co.	2,493,071

	Wells Fargo & Co.	1,401,439

	Barclays, Inc.	1,248,246

	Credit Suisse (USA), Inc.	740,412

	Citigroup Global Markets, Inc.	543,774

	Morgan Stanley & Co., Inc.	497,548

	Merrill Lynch, Pierce, Fenner, & Smith	410,999

	Wells Fargo & Co.	222,840

	Goldman Sachs & Co.	204,823

	UBS Securities LLC	123,869

	Deutsche Bank Securities, Inc.	83,839

	BNP Paribas Securities Corp.	45,700

	State Street Bank & Trust Co.	10,000

	BNY Mellon Capital Markets, LLC	9,245

Total Return Fund II

	JPMorgan Chase & Co.	67,525

	Banc of America Securities LLC	44,470

	Citigroup Global Markets, Inc.	42,572

	Morgan Stanley & Co., Inc.	41,812

	Wells Fargo & Co.	41,133

	Credit Suisse (USA), Inc.	27,708

	UBS Securities LLC	14,554

	Deutsche Bank Securities, Inc.	13,990

	Goldman Sachs & Co.	11,719

	State Street Bank & Trust Co.	5,087

	Merrill Lynch, Pierce, Fenner, & Smith	3,797

Total Return Fund III

	JPMorgan Chase & Co.	55,310

	Banc of America Securities LLC	41,769

	Wells Fargo & Co.	28,733

	BNP Paribas Securities Corp.	14,710

	State Street Bank & Trust Co.	9,787

	Citigroup Global Markets, Inc.	8,868

	Morgan Stanley & Co., Inc.	8,327

	Barclays, Inc.	6,998

	Merrill Lynch, Pierce, Fenner, & Smith	3,959

	Credit Suisse (USA), Inc.	2,524

	UBS Securities LLC	1,917

	Goldman Sachs & Co.	1,134

Total Return Fund IV

	Morgan Stanley & Co., Inc.	45,995

	Banc of America Securities LLC	43,650

	JPMorgan Chase & Co.	38,232

	Citigroup Global Markets, Inc.	27,718

	Goldman Sachs & Co.	23,307

	Barclays, Inc.	19,431

	Wells Fargo & Co.	18,668

	Credit Suisse (USA), Inc.	9,466

	State Street Bank & Trust Co.	6,495

	BNP Paribas Securities Corp.	6,305

	Merrill Lynch, Pierce, Fenner, & Smith	1,417

TRENDS Managed Futures Strategy Fund

	Deutsche Bank Securities, Inc.	26,989

	Goldman Sachs & Co.	12,221

	Banc of America Securities LLC	9,795

	JPMorgan Chase & Co.	8,322

	Wells Fargo & Co.	6,437

	Citigroup Global Markets, Inc.	5,983

	Morgan Stanley & Co., Inc.	3,969

	UBS Securities LLC	3,021

	Credit Suisse (USA), Inc.	1,806

	RBC Capital Markets Corp.	1,401
Unconstrained Bond Fund

	Banc of America Securities LLC	747,577

	JPMorgan Chase & Co.	607,218

	Morgan Stanley & Co., Inc.	308,771

	Wells Fargo & Co.	177,608

	Citigroup Global Markets, Inc.	123,405

	Barclays, Inc.	119,822

	UBS Securities LLC	67,648

	Goldman Sachs & Co.	56,995

	Credit Suisse (USA), Inc.	52,259

	Merrill Lynch, Pierce, Fenner, & Smith	30,269

	Deutsche Bank Securities, Inc.	25,208

	State Street Bank & Trust Co.	3,161

	Wells Fargo & Co.	3,051

	BNY Mellon Capital Markets, LLC	593
Unconstrained Tax Managed Bond Fund

	JPMorgan Chase & Co.	4,905

	Banc of America Securities LLC	4,563

	State Street Bank & Trust Co.	1,197

	Wells Fargo & Co.	757

	BNY Mellon Capital Markets, LLC	362

	Citigroup Global Markets, Inc.	124

	Goldman Sachs & Co.	102

	UBS Securities LLC	55

	Credit Suisse (USA), Inc.	39
RAE Worldwide Fundamental Advantage PLUS Fund

	Banc of America Securities LLC	50,095

	JPMorgan Chase & Co.	43,501

	Morgan Stanley & Co., Inc.	24,548

	Citigroup Global Markets, Inc.	18,077

	Wells Fargo & Co.	11,375

	Barclays, Inc.	6,995

	Goldman Sachs & Co.	3,841

	BNP Paribas Securities Corp.	1,717

	Deutsche Bank Securities, Inc.	562
RAE Worldwide Long/Short PLUS

	JPMorgan Chase & Co.	116,515

	Banc of America Securities LLC	111,938

	Credit Suisse (USA), Inc.	22,298

	Merrill Lynch, Pierce, Fenner, & Smith	16,299

	Citigroup Global Markets, Inc.	15,187

	Barclays, Inc.	12,905

	Wells Fargo & Co.	9,957

	BNP Paribas Securities Corp.	6,006

	UBS Securities LLC	4,722

	Morgan Stanley & Co., Inc.	4,477

	Goldman Sachs & Co.	2,323

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. See “Taxation” below. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid by a Fund. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of a Fund is calculated by dividing: (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by; (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less and any short sales that the Fund does not intend to maintain for more than one year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Fund that was operational as of the Trust’s most recent fiscal year end are provided in the applicable Prospectuses under the “Financial Highlights.”

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset, PIMCO Multi-Strategy Alternative and the PIMCO RealPathTM Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying PIMCO Funds (and unaffiliated funds, in the case of PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO Multi-Strategy Alternative Fund and the PIMCO RealPathTM Funds), which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset, PIMCO Multi-Strategy Alternative and PIMCO RealPathTM Funds also bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying PIMCO Funds (and unaffiliated funds, in the case of PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO Multi-Strategy Alternative Fund and the PIMCO RealPathTM Funds), which result in realization of taxable capital gains. To the extent such gains relate to securities held for one year or less, such gains will be short-term taxable gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

The PIMCO CommodityRealReturn Strategy Fund®, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Global Bond Fund (Unhedged), PIMCO Inflation Response Multi-Asset Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Short Asset Investment Fund and PIMCO Unconstrained Tax Managed Bond Fund each experienced a higher portfolio turnover rate compared to its prior year. The Funds’ trading activity increased during the period ended March 31, 2015 when compared to the prior period ended March 31, 2014.

Disclosure of Portfolio Holdings

Policies and Procedures Generally.  The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Funds (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Funds’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. PIMCO serves as investment adviser to various funds, including exchange-traded funds, that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the Funds. For example, portfolio holdings for PIMCO advised actively managed exchange-traded funds are required, by the terms of the applicable SEC exemptive relief, to be publicly disclosed each business day. Similarly, PIMCO serves as an investment adviser to separate accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and the separate account holdings that are disclosed to the client or others under the terms of the client’s investment management agreement could be similar or identical to Fund holdings. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Funds’ execution of purchase and sale transactions.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Fund. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure. The Funds will publicly disclose the complete schedule of each Fund’s holdings, as reported on a fiscal quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view a Fund’s complete schedule of portfolio holdings for the most recently completed quarter online at www.pimco.com/investments, or obtain a copy of the schedule by calling PIMCO at 1-800-927-4648. Except as provided below under “Disclosure of Portfolio Holdings—Monthly/Weekly Disclosure,” this information will be available no earlier than the day on which it is transmitted to shareholders in the Funds’ annual and semi-annual reports, or filed with the SEC on Form N-Q, which will occur on or about the sixtieth day after a fiscal quarter’s end.

The Funds file their complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Monthly/Weekly Disclosure.  The PIMCO Short Asset Investment Fund will publicly disclose the complete schedule of the Fund’s holdings, as reported on a month-end basis, free of charge in a manner determined by PIMCO. This information will be available no earlier than five days after such month-end. If the fifth day falls on a weekend or other non-business day, such information will be made available on the following business day.

The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds will publicly disclose the complete schedule of each Fund’s holdings, as reported on a week-end basis, free of charge in a manner determined by PIMCO. This information will be available no earlier than five days after such week-end. If the fifth day falls on a weekend or other non-business day, such information will be made available on the following business day.

Generally, the PIMCO Short Asset Investment, PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds will disclose their respective portfolio holdings as permitted according to the preceding two paragraphs. However, from time to time, the portfolio manager(s) of a Fund may determine that it is in the Fund’s best interest not to disclose this information pursuant to the schedule set forth above. In such a case, the portfolio manager(s) must provide a written explanation to the Fund’s CCO as to why the portfolio manager(s) believe(s) it is in the best interests of the Fund to not make the disclosure at that time. The CCO or his or her designee shall determine whether to withhold the issuance of the Fund’s portfolio holdings information. The past performance of a particular holding or of a Fund’s portfolio relative to similar funds shall not be a factor in making this determination.

If the CCO or his or her designee determines not to disclose the Fund’s portfolio holdings as of a particular date pursuant to the schedule set forth above, no new portfolio holdings information for the Fund shall be disclosed as of that date. The Fund may continue to disclose portfolio holdings information from the prior period, provided that the date of such information is disclosed.

Defaulted/Distressed Securities. PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at www.pimco.com/investments, the Distributor’s website at www.pimco.com/investments, or by similar means.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in this section. This prohibition does not apply to information sharing with the Funds’ service providers, such as the Funds’ investment adviser, sub-advisers (if any), distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender and other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

A Fund or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding a Fund, including portfolio holdings information, more frequently to certain third parties, such as mutual fund analysts and rating and ranking organizations (e.g., Moody’s, Standard & Poor’s, Fitch, Morningstar and Lipper Analytical Services, etc.), pricing information vendors, analytical service providers (e.g., Abel/Noser Corp., FT Interactive Data, etc.) and potential Service Providers that have a legitimate business purpose in receiving such information. PIMCO currently has an ongoing arrangement to distribute non-public portfolio holdings information for the PIMCO Government Money Market Fund to Moody’s solely for the purpose of Moody’s rating the Fund. The distribution of non-public information must be authorized by an officer of the Trust or PIMCO after determining the requested disclosure is in the best interests of the Fund and its shareholders and after consulting with and receiving approval from

PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed, however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Funds’ non-public information provided is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; (2) the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Funds or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Funds nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.

Non-Specific Information.  Under the Disclosure Policy, the Funds or PIMCO may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.

Model Portfolios and Indexes.    Certain Funds may obtain exposure to one or more proprietary model portfolios or market capitalization indexes by investing primarily in swaps or other derivatives based on such model portfolio(s) or index(es). Certain disclosures regarding the composition of the model portfolio(s) or index(es) are not considered “portfolio holdings information” for purposes of the Disclosure Policy. In particular, the RAE Fundamental PLUS Funds and the PIMCO StocksPLUS® Funds may publicly disclose the ten largest holdings of the model portfolio or index as of the last calendar day of each month, but not earlier than the tenth business day of the subsequent month.

Large Trade Notifications

A Fund or its agent may from time to time receive notice that a current or prospective shareholder will place, or that a financial intermediary has received, an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be placed or processed until the following business day, as applicable. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. On the other hand, the current or prospective shareholder or financial intermediary, as applicable, may not ultimately place or process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Funds may also suffer investment losses on those portfolio transactions. Conversely, the Funds would benefit from any earnings and investment gains resulting from such portfolio transactions.

NET ASSET VALUE

Net asset value is determined as indicated under “How Fund Shares are Priced” in the Prospectuses. All Funds’ net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early, the PIMCO Government Money Market and PIMCO Treasury Money Market Funds may close trading early and determine net asset value as of an earlier time.

For all Funds other than the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, as is the case for most securities traded OTC, on the basis of either: (i) the mean between representative bid and ask quotations obtained from a quotation reporting system or from established market makers; or (ii) prices (including evaluated prices) supplied by a Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). For exchange-traded securities, market value also may be determined on the basis of the exchange’s Official Closing Price or Settlement instead of the last reported sales prices. Certain exchange-traded equity options may be valued using evaluations from Pricing Services. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or prices provided by Pricing Services, which may take into account appropriate factors such as, without limitation, institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds’ securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods the yield to investors in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

The SEC’s regulations require the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds to adhere to certain conditions. The Board of Trustees, as part of its responsibility within the overall duty of care owed to the shareholders, is required to establish procedures reasonably designed, taking into account current market conditions and each Fund’s investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees’ procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Board of Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Board of Trustees will take such steps as it considers appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. Each Fund also is required to maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks. Each Fund may not invest more than 0.5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category for short-term debt obligations.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees (if any) and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of the Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class C shares. Generally, when Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax-exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify and be subject to tax as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships;” and (c) distribute in each taxable year dividends of an amount at least equal to the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses), determined without regard to any deduction for dividends paid, and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As described in the applicable Prospectuses, the PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-01 which held that income derived from commodity index-linked swaps would not be qualifying income. As such, each Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income, respectively.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. Based on the underlying tax principles relating to such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Commodities Subsidiary (as discussed below). As discussed below, in July 2011, the IRS suspended the issuance of private letter rulings concluding that income from certain commodity index-linked notes is qualifying income.

As discussed in “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries,” certain Funds intend to invest a portion of their assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (a “Commodities Subsidiary”), each of which will be classified as a corporation for U.S. federal income tax purposes. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will also be qualifying income. In July 2011, the IRS suspended the issuance of these private letter rulings as well as the private letter rulings discussed above. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or that future legislation will not adversely impact the tax treatment of a Fund’s commodity-linked investments. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from investments in the Subsidiaries does not constitute qualifying income and if such positions were upheld or if future legislation were to adversely affect the tax treatment of Fund investments, certain Funds, including the PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds might cease to qualify as regulated investment companies and would be required to reduce their exposure to such investments which might result in difficulty in implementing their investment strategies. If the PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds did not qualify as a regulated investment companies for any taxable year, their taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment companies, the PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Foreign corporations, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiaries may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of either Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiaries, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiaries will derive income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation (“CFC”). The PIMCO CommoditiesPLUS® Strategy Fund will be treated as a “U.S. shareholder” of the CPS Subsidiary, the PIMCO CommodityRealReturn Strategy Fund® will be treated as a “U.S. shareholder” of the CRRS Subsidiary, the PIMCO Global Multi-Asset Fund will be treated as a “U.S. shareholder” of the GMA Subsidiary, the PIMCO Inflation Response Multi-Asset Fund will be treated as a “U.S. shareholder” of the IRMA Subsidiary and the PIMCO TRENDS Managed Futures Strategy Fund will be treated as a “U.S. shareholder” of the MF Subsidiary. As a result, each Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,”

whether or not such income is distributed by such Subsidiary. It is expected that all of the Subsidiaries’ income will be “subpart F income.” Each Fund’s recognition of its Subsidiary’s “subpart F income” will increase such Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to its respective Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce such Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.

Based on Revenue Ruling 2006-31, IRS guidance and advice of counsel, each Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in its Subsidiary. The use of commodity index-linked notes involves specific risks. Applicable Prospectuses, under the heading “Characteristics and Risks of Securities and Investment Techniques—Derivatives” provide further information regarding commodity index-linked notes, including the risks associated with these instruments.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes as dividends to its shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, a Fund must distribute dividends in respect of each calendar year to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. To avoid application of the excise tax, each Fund generally intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. However, each Fund reserves the right to retain a portion of its earnings and be subject to excise tax on such earnings. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions

Each Municipal Fund, the PIMCO Tax Managed Real Return Fund and the PIMCO Unconstrained Tax Managed Bond Fund must have at least 50% of its total assets invested in Municipal Bonds at the end of each tax quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by an investor. Other Funds that have at least 50% of their assets invested in other Funds at the end of each quarter may also be eligible to pay exempt-interest dividends. A portion of the distributions paid by a Municipal Fund, the PIMCO Tax Managed Real Return Fund and the PIMCO Unconstrained Tax Managed Bond Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the applicable Prospectuses, may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.” The tax-exempt portion of dividends paid for a calendar year constituting “exempt-interest dividends” will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund, the PIMCO Tax Managed Real Return Fund or the PIMCO Unconstrained Tax Managed Bond Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. Future changes in federal and/or state laws could possibly have a negative impact on the tax treatment and/or value of municipal securities.

In order for the PIMCO California Intermediate Municipal Bond Fund, the PIMCO California Municipal Bond Fund, and the PIMCO California Short Duration Municipal Income Fund (collectively, the “California Municipal Funds”) to distribute exempt-interest dividends for purposes of the California personal income tax, at least 50% of the value a California Municipal Fund’s total assets must consist of California state or local obligations and/or U.S. federal obligations, the interest from which is exempt from California personal income taxation. If a California Municipal Fund qualifies to distribute exempt-interest dividends and reports these distributions as such to California Municipal Fund shareholders, all distributions of such California Municipal Fund attributable to interest income earned on such California state or local obligations and/or U.S. federal obligations for the taxable year of the California Municipal Fund will be exempt from California personal income tax.

Shareholders of the PIMCO New York Municipal Bond Fund (the “New York Municipal Fund”) will be entitled to exclude any portion of any distributions made by the New York Municipal Fund that is attributable to interest earned by the New York Municipal Fund on federally tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City); obligations of the U.S. and its possessions from their gross income, but only if, at the close of each quarter of the New York Municipal Fund’s taxable year, at least 50% of the value of the New York Municipal Fund’s total assets consist of obligations of the U.S. and its possessions and the Fund properly designates the income from such obligations; or obligations of any authority, commission, or instrumentality of the U.S. to the extent U.S. federal law exempts such interest from state or local income taxation.

Shareholders of the Municipal Funds, the PIMCO Tax Managed Real Return Fund and the PIMCO Unconstrained Tax Managed Bond Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount. In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.

Except for exempt-interest dividends paid by the Municipal Funds, the PIMCO Tax Managed Real Return Fund and the PIMCO Unconstrained Tax Managed Bond Fund, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Although a portion of the dividends paid by certain Funds may qualify for the deduction for dividends received by certain corporations and/or the reduced tax rate for individuals on certain dividends, it is not expected that any such portion would be significant. Dividends paid by certain other Funds generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain dividends. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. In this case, amounts derived by a Fund in place of dividends earned on a security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income or the deduction for dividends received by certain corporations.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset, PIMCO Multi-Strategy Alternative and PIMCO RealPathTM Funds will not be able to offset gains realized by one Underlying Fund in which the Funds invest against losses realized by another Underlying Fund in which the Funds invest. Redemptions of shares in an Underlying Fund could also result in a gain and/or income to the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset, PIMCO Multi-Strategy Alternative and PIMCO RealPathTM Funds. The Funds’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. If a Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (“FIFO”), Last In, First Out (“LIFO”), Specific Lot Identification (“SLID”) or High Cost, First Out (“HIFO”)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012. Your cost basis election method will be applied to all fund positions for all of your accounts as well as to all future funds added, unless otherwise indicated by you.

Mutual fund shares acquired prior to January 1, 2012, are not covered by cost basis regulations. When available, average cost will be reported to investors who will be solely responsible for calculating and reporting gains and losses realized on the sale of non-covered securities. This information is not reported to the IRS. All non-covered shares will be depleted before the covered shares, starting with the oldest shares first.

When transferring the ownership of covered shares, you must provide account information for the recipient/account receiving shares and the reason the transfer is taking place (i.e., re-registration, inheritance through death, or gift). If a reason is not provided, the transfer will be defaulted as a transfer due to gift. If the recipient’s existing account or new account will use the Average Cost accounting method, they must accept the shares being transferred at fair market value on the date of the gift or settlement if the shares should be transferred at a loss. For transfers due to Inheritance on accounts with Joint Tenants with Rights of Survivorship (JWROS), unless you instruct us otherwise by indicating the ownership percentage of each party, the shares will be split equally with the basis for the decedents portion determined using the fair market value of the date of death and the other portions maintaining the current cost basis.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Potential Pass-Through of Tax Credits

If a Fund invests in Build America Bonds, created by the American Recovery and Reinvestment Act of 2009, or any other qualified tax credit bonds, the investment will result in taxable income to such Fund. The applicable Fund may elect to pass through to shareholders the applicable interest income and available tax credits, in which case shareholders will be required to report both the interest income and tax credits as taxable income. Shareholders may be able to claim the tax credits on their federal tax returns against their income tax, including alternative minimum tax, liability. However, such tax credits are generally not refundable. There is no assurance that a Fund will elect to pass through any such income and credits.

Backup Withholding

A Fund may be required to withhold up to 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions made by the Fund.

Short Sales

Certain Funds, particularly the PIMCO RAE Fundamental Advantage PLUS, PIMCO StocksPLUS® Short and PIMCO RAE Worldwide Fundamental Advantage PLUS Funds, may make short sales of securities. In general, gain or loss on a short sale is recognized when a Fund closes the short sale by delivering the borrowed securities to the lender, not when the borrowed securities are sold. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. In addition, these rules may terminate the holding period of “substantially identical property” held by these Funds. Moreover, a loss recognized by a Fund on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. A Fund generally will not be permitted to deduct payments made to reimburse a lender of securities for dividends paid on borrowed securities of the short sale is closed on or before the 45th day after the Fund enters into the short sale. Short sales also may be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

Certain Funds may invest in the stock of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given taxable year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Fund of Funds Structure

A Fund that has at least 50% of its assets invested in other regulated investment companies at the end of each quarter of its taxable year (a “Fund of Funds”) generally will be ineligible to offset gains distributed by one underlying Fund in which it invests against losses in another underlying Fund in which it invests. Redemptions of shares in an underlying Fund, including those resulting from changes in the allocation among underlying Funds, could also cause additional distributable gains to Fund of Funds shareholders. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to Fund of Funds shareholders. Further, a portion of any losses realized by a Fund of Funds on redemptions of shares in an underlying Fund may be subject to deferral by application of the wash sale rules. These factors could affect the amount, timing, and character of distributions received by a Fund of Funds.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations or foreign governments, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. A Fund of Funds may also be eligible to make this election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether any foreign income or related foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Trust. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. Furthermore, any amounts received by a Fund in place of dividends earned and any related withholding taxes incurred on a security while such security was subject to a securities loan, respectively, will not qualify as foreign income as well as will not qualify as a foreign tax paid by such Fund and, therefore, will not be able to be passed through to shareholders even if the Fund satisfies the requirements described above. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Investments in REITs and REMICs

Some of the Funds may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

As discussed above, a Fund or some of the REITs in which a Fund may invest may be permitted to hold senior or residual interests in REMICs or debt or equity interests in TMPS. Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual or TMP interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

If at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, the Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Uncertain Tax Consequences

A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Funds to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to U.S. federal income or excise tax.

Constructive Sales

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

IRAs and Other Retirement Plans

If you invest in a Fund through an IRA or other retirement plan, you should consult with your own tax adviser on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or retirement plan prior to age 59 1/2. Certain minimum distribution requirements may also apply to IRAs or retirement plans by April 1 of the year following the calendar year in which you reach age 70 1/2. Failure to follow these requirements and other applicable requirements may result in significant additional taxes and penalties. It is your responsibility to ensure that you comply with these and other requirements.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will generally be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains generally will not be subject to withholding of U.S. federal income tax.

A Fund may invest in the securities of corporations that invest in U.S. real property, including U.S. REITs. The sale or other disposition of a U.S. real property interest (“USRPI”) by a Fund, a U.S. REIT, or a U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders. The Foreign Investment in Real Property Tax Act, as amended (“FIRPTA”), makes non-U.S. persons subject to U.S. tax on the sale or other disposition of a USRPI as if such person was a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by certain RICs received from U.S. REITs. Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in USRPIs, each Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and any related tax withholding.

Under an exemption that has expired (but that may be extended by Congress), a Fund was generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains and such designated distributions are generally not subject to U.S. tax withholding. Unless extended by Congress, this provision has expired with respect to the Funds’ tax years beginning after March 31, 2015. There can be no assurance that the provision will be extended. Even if this provision were to be extended, distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest would still be subject to withholding. Furthermore, foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and may be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 40% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Information on PIMCO Global Bond Fund (U.S. Dollar-Hedged)

The table below sets forth the average annual total return of certain classes of shares of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) (which was a series of PIMCO Advisors Funds (“PAF”) prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended March 31, 2015. Accordingly, “Inception Date of Fund” refers to the inception date of the PAF predecessor series. Since Class A shares were offered since the inception of PIMCO Global Bond Fund (U.S. Dollar-Hedged), total return presentations for periods prior to the Inception Date of the Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administrative fee charges.

Total Return for Periods Ended March 31, 2015†

	Class*	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class

PIMCO Global Bond (U.S. Dollar-Hedged)	Institutional Return Before Taxes	9.68%	6.90%	6.16%	7.08%	10/2/1995	2/25/1998
	Institutional Return After Taxes on Distributions†	6.72%	5.04%	4.18%	4.57%
	Institutional Return After Taxes on Distributions and Sale of Fund Shares†	5.42%	4.62%	4.02%	4.49%
	Class P Return Before Taxes	5.36%	4.56%	4.01%	4.47%		4/30/2008
	Admin Class Return Before Taxes	5.27%	4.46%	3.87%	4.33%		9/30/2003
	Class A Return Before Taxes	5.20%	5.70%	5.36%	6.46%		10/2/1995
	Class A Return After Taxes on Distributions†	2.52%	4.00%	3.53%	4.12%
	Class A Return After Taxes on Distributions and Sale of Fund Shares†	2.90%	3.75%	3.44%	4.06%
	Class C Return Before Taxes	7.50%	5.72%	4.98%	5.87%		10/2/1995
(†)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class and Class A shares only. After-tax returns for Class C shares will vary.

(*)

Institutional Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class A (at a maximum rate of 0.25% per annum), and (ii) administrative fee charges, which are lower for Institutional Class shares (at a differential of 0.15% per annum).

Note also that, prior to January 17, 1997, Class A, Class C shares of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A and C Prospectus, for periods subsequent to January 17, 1997, Class A and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class A and Class C shares. Under the current fee structure, the PIMCO Global Bond Fund (U.S. Dollar-Hedged) is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17, 1997.

The method of adjustment used in the table above for periods prior to the Inception Date of Institutional Class shares of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) resulted in performance for the period shown that is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the Institutional Class was calculated by tacking to the Institutional Class’ actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

Total Return for Periods Ended March 31, 2015

(with no adjustment for operating expenses of the Institutional Class for periods prior to its Inception Date)

Fund	Class	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)

PIMCO Global Bond (U.S. Dollar-Hedged)	Institutional	9.68%	6.90%	6.16%	7.03%

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

The Trust’s shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset, PIMCO Multi-Strategy Alternative and PIMCO RealPathTM Funds will vote shares of each Underlying PIMCO Fund which they own in proportion to the votes of all other shareholders in the Underlying PIMCO Fund. In addition, to the extent the Funds own shares of a money market fund or short-term bond fund pursuant to the November 19, 2001 SEC exemptive order discussed above, the Funds will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund. If such money market or short-term bond fund has no other shareholders except the Funds and other PIMCO-advised funds, the Funds will vote such shares in proportion to the votes of the respective Fund’s shareholders on the proposal, or if such Fund’s shareholders are not solicited for their vote on the same proposal, such Fund will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.

Control Persons and Principal Holders of Securities

As of July 7, 2015, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds.

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ALL ASSET ALL AUTHORITY FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,713,418.71	8.82%
ALL ASSET ALL AUTHORITY FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9,526,150.20	6.61%
ALL ASSET ALL AUTHORITY FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16,400,257.25	11.37%
ALL ASSET ALL AUTHORITY FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	11,658,111.40	8.08%
ALL ASSET ALL AUTHORITY FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	15,179,699.90	10.53%
ALL ASSET ALL AUTHORITY FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	23,354,727.53	16.20%
ALL ASSET ALL AUTHORITY FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	10,725,519.15	7.44%
ALL ASSET ALL AUTHORITY FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22,367,025.02	12.35%
ALL ASSET ALL AUTHORITY FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10,176,978.57	5.62%
ALL ASSET ALL AUTHORITY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	31,458,419.87	17.37%
ALL ASSET ALL AUTHORITY FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	28,917,480.39	15.96%
ALL ASSET ALL AUTHORITY FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	11,958,940.57	6.60%

ALL ASSET ALL AUTHORITY FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	20,050,507.28		11.07%
ALL ASSET ALL AUTHORITY FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11,907,702.16		6.57%
ALL ASSET ALL AUTHORITY FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	11,231,822.56		6.20%
ALL ASSET ALL AUTHORITY FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	21,095,638.38	*	29.99%
ALL ASSET ALL AUTHORITY FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	25,673,149.59	*	36.50%
ALL ASSET ALL AUTHORITY FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7,621,741.22		10.83%
ALL ASSET ALL AUTHORITY FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	8,022,501.49		11.40%
ALL ASSET ALL AUTHORITY FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	174,307,219.30		15.26%
ALL ASSET ALL AUTHORITY FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	246,517,864.70		21.58%
ALL ASSET ALL AUTHORITY FUND	INST	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	105,211,772.50		9.21%
ALL ASSET ALL AUTHORITY FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	24,633,774.78		10.58%
ALL ASSET ALL AUTHORITY FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	63,850,916.98	*	27.43%

ALL ASSET ALL AUTHORITY FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	50,808,280.23		21.82%
ALL ASSET ALL AUTHORITY FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	19,875,850.08		8.54%
ALL ASSET ALL AUTHORITY FUND	P	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	15,555,277.90		6.68%
ALL ASSET ALL AUTHORITY FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	29,901,394.92		12.84%
ALL ASSET FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10,020,734.82		9.11%
ALL ASSET FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,270,100.48		9.33%
ALL ASSET FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	8,334,536.55		7.57%
ALL ASSET FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	15,420,014.45		14.01%
ALL ASSET FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	17,319,727.34		15.74%
ALL ASSET FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	6,543,503.89		5.95%
ALL ASSET FUND	ADM	**	JOHN HANCOCK LIFE INS CO (USA) ATTN LIZ SEELEY RPS-TRADING OPS ST-4 601 CONGRESS ST BOSTON MA 02210-2805	11,669,525.39	*	32.37%

ALL ASSET FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	14,419,668.34	*	40.00%
ALL ASSET FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14,396,276.62		13.38%
ALL ASSET FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16,204,075.30		15.06%
ALL ASSET FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	14242993.61		13.24%
ALL ASSET FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	8,352,368.11		7.76%
ALL ASSET FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13,653,627.68		12.69%
ALL ASSET FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11,813,763.88		10.98%
ALL ASSET FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	22,410,632.23	*	40.89%
ALL ASSET FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	20,888,764.82	*	38.12%
ALL ASSET FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,983,384.77		7.27%
ALL ASSET FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	2,815,042.18		5.14%

ALL ASSET FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	194,213,908.40		9.42%
ALL ASSET FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	408,037,660.20		19.8%
ALL ASSET FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7,705,704.84		8.56%
ALL ASSET FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19,026,194.02		21.14%
ALL ASSET FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	22,765,446.09	*	25.29%
ALL ASSET FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13,102,635.73		14.56%
ALL ASSET FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	13,159,977.74		14.62%
ALL ASSET FUND	R	**	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	686,596.09		7.75%
ALL ASSET FUND	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	527,632.37		5.96%
ALL ASSET FUND	R	**	UMB BANK N/A FIDUCIARY FOR TAX DEFERRED A/C’S 1 SECURITY BENEFIT PLACE TOPEKA KS 66636-1000	729,403.58		8.24%
ALL ASSET FUND	R	**	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	3,637,541.65	*	41.08%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,131,455.17	*	32.58%

CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	527,788.79		15.20%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	368,099.84		10.60%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	238,614.94		6.87%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	340,113.05		9.79%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	92,770.52		9.65%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	77,060.27		8.01%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	122,953.08		12.79%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	308,542.26	*	32.09%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	74,343.53		7.73%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	183,243.20		19.06%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	151,409.67	*	54.58%

CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	90,620.15	*	32.67%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	18,847.95		6.79%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,446,371.22	*	26.53%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	INST	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,860,474.95	*	34.13%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	INST		KRISTEN S MONSON TTEE KRISTEN S MONSON TRUST TRUST DATED X/XX/XX 1633 BROADWAY NEW YORK, NY 10019	344,788.02		6.32%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	343,206.89		6.30%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	INST		WILLIAM BENZ TTEE THE BENZ LIVING TRUST DTD X/XX/XX 1633 BROADWAY NEW YORK, NY 10019	288,299.91		5.29%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	126,304.04		7.83%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	449,983.05	*	27.88%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	260,854.30		16.16%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	757,936.03	*	46.96%

CALIFORNIA MUNICIPAL BOND FUND	A		FREDERICK W SOLOMON TTEE FREDERICK W. SOLOMON REVOCABLE TRUST U/A DTD XX/XX/XXXX 4 CHAMOMILE IRVINE CA 92604-4658	9,605.38		5.52%
CALIFORNIA MUNICIPAL BOND FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	45,410.66	*	26.12%
CALIFORNIA MUNICIPAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	45,566.11	*	26.21%
CALIFORNIA MUNICIPAL BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	54,242.32	*	31.20%
CALIFORNIA MUNICIPAL BOND FUND	A		TD AMERITRADE FBO RUBENSON-SELVIN FAM TST UA XX XX XX MOLLY SELVIN OR DAVID S RUBENSON TR 1850 SAND HILL RD PALO ALTO CA 94304-2159	11,880.15		6.83%
CALIFORNIA MUNICIPAL BOND FUND	CII		EDDIE VEAL SUBJECT TO BFDS TOD RULES PO BOX 5173 RICHMOND CA 94805-0173	9,989.36		6.26%
CALIFORNIA MUNICIPAL BOND FUND	CII	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	85,186.89	*	53.39%
CALIFORNIA MUNICIPAL BOND FUND	CII	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	43,535.21	*	27.29%
CALIFORNIA MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	27,163.81	*	54.08%
CALIFORNIA MUNICIPAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	12,699.82	*	25.28%
CALIFORNIA MUNICIPAL BOND FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7,779.69		15.49%
CALIFORNIA MUNICIPAL BOND FUND	INST	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	227,814.11	*	59.55%

CALIFORNIA MUNICIPAL BOND FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	22,723.28		5.94%
CALIFORNIA MUNICIPAL BOND FUND	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	100,289.90	*	26.22%
CALIFORNIA MUNICIPAL BOND FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10,194.02	*	100%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	530,907.20		10.24%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	556,688.23		10.74%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	459,316.42		8.86%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,249,449.23	*	43.40%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	705,838.83		13.62%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	378,327.16		7.30%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	91,179.95	*	34.34%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	91558.9	*	34.49%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	15,228.17		5.74%

CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	44,973.39		16.94%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	230,733.97	*	65.75%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	20,076.54		5.72%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	78,633.78		22.41%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,868,379.16	*	41.13%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	3,377,411.00	*	48.42%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	P	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	214,892.91		6.96%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	419,524.7		13.59%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,571,837.57	*	50.93%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	727,640.85		23.58%
CAPITAL SECURITIES AND FINANCIALS FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	100,569.19	*	96.21%
CAPITAL SECURITIES AND FINANCIALS FUND	C		ANTHONY CRESCENZI 1188 KATELLA ST LAGUNA BEACH CA 92651-3522	503.8		6.79%

CAPITAL SECURITIES AND FINANCIALS FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6,912.92	*	93.21%
CAPITAL SECURITIES AND FINANCIALS FUND	D	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	26.63%
CAPITAL SECURITIES AND FINANCIALS FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,237.02	*	32.94%
CAPITAL SECURITIES AND FINANCIALS FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,008.07	*	26.84%
CAPITAL SECURITIES AND FINANCIALS FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	510.23		13.59%
CAPITAL SECURITIES AND FINANCIALS FUND	INST	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	300,000.00		11.20%
CAPITAL SECURITIES AND FINANCIALS FUND	INST		STATE STREET BANK FBO PVIT GLOBAL MULTI ASSET PORT 801 PENNSYLVANIA AVE ATTN CHUCK NIXON KANSAS CITY MO 64105-1307	990,000.00	*	36.97%
CAPITAL SECURITIES AND FINANCIALS FUND	INST		STATE STREET KANSAS CITY FBO PIMCO GLOBAL MULTI-ASSET FND ATTN: CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	1,100,000.00	*	41.07%
CAPITAL SECURITIES AND FINANCIALS FUND	P	**	LPL FINANCIAL A/C XXXX-XXXX 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	35799.78	*	97.28%
COMMODITIESPLUS STRATEGY FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	933,596.44		10.44%
COMMODITIESPLUS STRATEGY FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	495,748.29		5.54%
COMMODITIESPLUS STRATEGY FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,931,580.27	*	43.97%
COMMODITIESPLUS STRATEGY FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	784,305.42		8.77%

COMMODITIESPLUS STRATEGY FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,001,125.94		11.20%
COMMODITIESPLUS STRATEGY FUND	ADM	**	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	129,667.18		16.93%
COMMODITIESPLUS STRATEGY FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	616,448.94	*	80.47%
COMMODITIESPLUS STRATEGY FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	112,436.61		5.84%
COMMODITIESPLUS STRATEGY FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	197,833.40		10.27%
COMMODITIESPLUS STRATEGY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	197,822.04		10.27%
COMMODITIESPLUS STRATEGY FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	15,1424.84		7.86%
COMMODITIESPLUS STRATEGY FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	141,953.11		7.37%
COMMODITIESPLUS STRATEGY FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	283,869.10		14.74%
COMMODITIESPLUS STRATEGY FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	162,034.73		8.41%
COMMODITIESPLUS STRATEGY FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	329,946.50		17.13%

COMMODITIESPLUS STRATEGY FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	17,896,354.99	*	58.02%
COMMODITIESPLUS STRATEGY FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	10,897,810.6	*	35.33%
COMMODITIESPLUS STRATEGY FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	22,522,047.09		7.89%
COMMODITIESPLUS STRATEGY FUND	INST	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	20,338,171.26		7.13%
COMMODITIESPLUS STRATEGY FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	32,884,630.66		11.52%
COMMODITIESPLUS STRATEGY FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	61,906,261.21		21.69%
COMMODITIESPLUS STRATEGY FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	80,361,604.50	*	28.16%
COMMODITIESPLUS STRATEGY FUND	R		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	64,285.36	*	26.81%
COMMODITIESPLUS STRATEGY FUND	R	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	50,862.71		21.21%
COMMODITIESPLUS STRATEGY FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	83,516,386.06	*	55.69%
COMMODITYREALRETURN® STRATEGY FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5,421,766.92		5.08%

COMMODITYREALRETURN® STRATEGY FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,630,283.94		6.22%
COMMODITYREALRETURN® STRATEGY FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,695,297.94		12.84%
COMMODITYREALRETURN® STRATEGY FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,814,207.75		5.45%
COMMODITYREALRETURN® STRATEGY FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	10,499,347.59		9.85%
COMMODITYREALRETURN® STRATEGY FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13,474,615.24		12.64%
COMMODITYREALRETURN® STRATEGY FUND	ADM	**	BNYM IS TRUST CO FBO WRAP CLIENTS 760 MOORE RD MS 19K-1A08 KNG OF PRUSSA PA 19406-1212	21,112,148.23	*	39.08%
COMMODITYREALRETURN® STRATEGY FUND	ADM	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9,777,360.27		18.10%
COMMODITYREALRETURN® STRATEGY FUND	ADM	**	JOHN HANCOCK LIFE INS CO (USA) ATTN LIZ SEELEY RPS-TRADING OPS ST-4 601 CONGRESS ST BOSTON MA 02210-2805	3,438,496.41		6.37%
COMMODITYREALRETURN® STRATEGY FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7,368,380.10		13.64%
COMMODITYREALRETURN® STRATEGY FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,691,193.30		13.54%
COMMODITYREALRETURN® STRATEGY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,528,556.86		21.31%

COMMODITYREALRETURN® STRATEGY FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	8,086,431.91		16.36%
COMMODITYREALRETURN® STRATEGY FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,786,605.56		7.66%
COMMODITYREALRETURN® STRATEGY FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,560,809.50		9.23%
COMMODITYREALRETURN® STRATEGY FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,043,516.45		6.16%
COMMODITYREALRETURN® STRATEGY FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	3,212,466.04		6.50%
COMMODITYREALRETURN® STRATEGY FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	31,528,349.78	*	33.06%
COMMODITYREALRETURN® STRATEGY FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	39,244,597.98	*	41.15%
COMMODITYREALRETURN® STRATEGY FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7,293,468.72		7.65%
COMMODITYREALRETURN® STRATEGY FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5,861,060.13		6.15%
COMMODITYREALRETURN® STRATEGY FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	253,873,362.70		15.86%
COMMODITYREALRETURN® STRATEGY FUND	INST	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	302,611,864.30		18.90%
COMMODITYREALRETURN® STRATEGY FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	27,9443,402.80		17.46%

COMMODITYREALRETURN® STRATEGY FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	81,224,571.37		5.07%
COMMODITYREALRETURN® STRATEGY FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	138,698,953.80		8.66%
COMMODITYREALRETURN® STRATEGY FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	19,155,025.01		8.71%
COMMODITYREALRETURN® STRATEGY FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	33,874,424.49		15.40%
COMMODITYREALRETURN® STRATEGY FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	50,189,202.42		22.82%
COMMODITYREALRETURN® STRATEGY FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	72,662,772.20	*	33.04%
COMMODITYREALRETURN® STRATEGY FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	18,983,110.12		8.63%
COMMODITYREALRETURN® STRATEGY FUND	R		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	938,122.34		7.06%
COMMODITYREALRETURN® STRATEGY FUND	R	**	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	3,362,465.78	*	25.32%
COMMODITYREALRETURN® STRATEGY FUND	R		PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXX CITY OF JERSEY CITY 1 JOURNAL SQUARE PLZ STE 3 FL 3 JERSEY CITY NJ 07306-4004	725,155.24		5.46%
COMMODITYREALRETURN® STRATEGY FUND	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	4,473,120.02	*	33.68%
COMMODITYREALRETURN® STRATEGY FUND	R	**	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	1,036,267.53		7.80%

CREDIT ABSOLUTE RETURN FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	159,712.25	8.73%
CREDIT ABSOLUTE RETURN FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	161,950.39	8.85%
CREDIT ABSOLUTE RETURN FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	128,710.00	7.03%
CREDIT ABSOLUTE RETURN FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	288,259.30	15.75%
CREDIT ABSOLUTE RETURN FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	395,970.42	21.64%
CREDIT ABSOLUTE RETURN FUND	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	152,106.26	8.31%
CREDIT ABSOLUTE RETURN FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	231,419.55	12.65%
CREDIT ABSOLUTE RETURN FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	22,8098.30	21.56%
CREDIT ABSOLUTE RETURN FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	204,290.17	19.31%
CREDIT ABSOLUTE RETURN FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	131,385.89	12.42%
CREDIT ABSOLUTE RETURN FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	105,310.32	9.95%

CREDIT ABSOLUTE RETURN FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	55,262.86		5.22%
CREDIT ABSOLUTE RETURN FUND	C	**	STIFEL NICOLAUS & CO INC 501 NORTH BROADWAY SAINT LOUIS MO 63102-2188	56,059.8		5.30%
CREDIT ABSOLUTE RETURN FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	83,431.55		7.88%
CREDIT ABSOLUTE RETURN FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	142,573.65		8.03%
CREDIT ABSOLUTE RETURN FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	895,173.89	*	50.39%
CREDIT ABSOLUTE RETURN FUND	D		TD AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	440,629.90		24.80%
CREDIT ABSOLUTE RETURN FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	73,99769		10.30%
CREDIT ABSOLUTE RETURN FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9,880,142.39		13.75%
CREDIT ABSOLUTE RETURN FUND	INST		NORTHERN TRUST AS CUST FBO ST JOSEPH HEALTH SYSTEM A/C XXXXXXX PO BOX 92956 CHICAGO IL 60675-2956	6,046,752.80		8.42%
CREDIT ABSOLUTE RETURN FUND	INST		OP&F - PIMCO FIXED INCOME 140 EAST TOWN ST COLUMBUS OH 43215-5125	5,790,135.74		8.06%
CREDIT ABSOLUTE RETURN FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	13,603,653.86		18.94%
CREDIT ABSOLUTE RETURN FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	12,366,093.15		17.22%

CREDIT ABSOLUTE RETURN FUND	INST		TTSTC - TWDB 208 E 10TH ST FOURTH FL AUSTIN TX 78701-2407	8,572,443.89		11.93%
CREDIT ABSOLUTE RETURN FUND	P	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	240,765.03		5.66%
CREDIT ABSOLUTE RETURN FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,684,803.39	*	39.64%
CREDIT ABSOLUTE RETURN FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	934,947.91		22.00%
CREDIT ABSOLUTE RETURN FUND	P	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	216,161.83		5.09%
CREDIT ABSOLUTE RETURN FUND	P	**	STIFEL NICOLAUS & CO INC 501 NORTH BROADWAY SAINT LOUIS MO 63102-2188	309,223.69		7.28%
CREDIT ABSOLUTE RETURN FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	458,427.71		10.79%
CREDIT ABSOLUTE RETURN FUND	R		CAMTRU LLC 525 WATER STREET, 2ND FLOOR PORT HURON MI 48060-5434	54,047.02	*	82.89%
CREDIT ABSOLUTE RETURN FUND	R	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9,969.02		15.29%
DIVERSIFIED INCOME FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1,053,580.61		7.09%
DIVERSIFIED INCOME FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,395,059.12		9.39%
DIVERSIFIED INCOME FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,357,711.13		9.14%

DIVERSIFIED INCOME FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,101,875.84		7.41%
DIVERSIFIED INCOME FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,677,779.9		11.29%
DIVERSIFIED INCOME FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,862,062.83	*	25.99%
DIVERSIFIED INCOME FUND	ADM	**	FIIOC FBO MARCO INC XXXXX 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	47484.81		5.36%
DIVERSIFIED INCOME FUND	ADM	**	GREAT WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL OMNIPUTNAM C/O MUTUAL FUND TRADING 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	83,290.35		9.39%
DIVERSIFIED INCOME FUND	ADM	**	GREAT-WEST TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS XXXK 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	70,743.70		7.98%
DIVERSIFIED INCOME FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	104,834.02		11.82%
DIVERSIFIED INCOME FUND	ADM	**	STATE STREET BANK TTEE AND/OR CUST FBO ADP ACCESS XXX (K) PLAN 1 LINCOLN ST BOSTON MA 02111-2901	45,342.89		5.11%
DIVERSIFIED INCOME FUND	ADM	**	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS ATTN ASSET RECONCILIATION PO BOX 17215 BALTIMORE MD 21297-1215	130,676.33		14.74%
DIVERSIFIED INCOME FUND	ADM	**	VANGUARD FIDUCIARY TRUST CO 100 VANGUARD BLVD VM-613 OUTSIDE FUNDS MALVERN PA 19355-2331	280,377.76	*	31.62%
DIVERSIFIED INCOME FUND	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	600,053.53		5.51%
DIVERSIFIED INCOME FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,812,388.51		16.63%

DIVERSIFIED INCOME FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	640,450.30		5.88%
DIVERSIFIED INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,586,689.67		14.56%
DIVERSIFIED INCOME FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,120,177.65		10.28%
DIVERSIFIED INCOME FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	718,456.75		6.59%
DIVERSIFIED INCOME FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,413,256.74		12.97%
DIVERSIFIED INCOME FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	553,981.32		5.08%
DIVERSIFIED INCOME FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	641,388.56		5.89%
DIVERSIFIED INCOME FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,454,989.25	*	25.01%
DIVERSIFIED INCOME FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	3,224,186.37	*	55.42%
DIVERSIFIED INCOME FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	491,589.01		8.45%
DIVERSIFIED INCOME FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	12,017,768.00		6.02%

DIVERSIFIED INCOME FUND	INST	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	53,877,439.75	*	26.98%
DIVERSIFIED INCOME FUND	INST		MAC & CO A/C CYBFDFXXXXX ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	18,528,103.47		9.28%
DIVERSIFIED INCOME FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	30,841,436.44		15.45%
DIVERSIFIED INCOME FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,117,122.37		24.57%
DIVERSIFIED INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	897,470.93		19.74%
DIVERSIFIED INCOME FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	1,004,099.91		22.08%
DIVERSIFIED INCOME FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	505,532.35		11.12%
DIVERSIFIED INCOME FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	656,393.00		14.44%
EMERGING LOCAL BOND FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1,643,334.40		17.76%
EMERGING LOCAL BOND FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	592,662.51		6.40%
EMERGING LOCAL BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,248,928.35		13.49%

EMERGING LOCAL BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	654,469.04		7.07%
EMERGING LOCAL BOND FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,602,845.94	*	28.12%
EMERGING LOCAL BOND FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	462,933.83		5.00%
EMERGING LOCAL BOND FUND	ADM	**	MITRA & CO FBO XX C/O MARSHALL & ILSLEY TRUST COMPANY 11270 W PARK PL STE 400-PPW-08-WM ATTN MUTUAL FUNDS MILWAUKEE WI 53224-3638	479,886.98		13.54%
EMERGING LOCAL BOND FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,730,599.05	*	77.05%
EMERGING LOCAL BOND FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	578,248.69		12.79%
EMERGING LOCAL BOND FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	342,176.15		7.57%
EMERGING LOCAL BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	874,965.09		19.36%
EMERGING LOCAL BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	833,919.40		18.45%
EMERGING LOCAL BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	295,554.01		6.54%
EMERGING LOCAL BOND FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	554,542.01		12.27%

EMERGING LOCAL BOND FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	304,196.39		6.73%
EMERGING LOCAL BOND FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,178,343.9	*	37.70%
EMERGING LOCAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,868,820.86	*	32.34%
EMERGING LOCAL BOND FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	564,755.93		9.77%
EMERGING LOCAL BOND FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	403,595.72		6.98%
EMERGING LOCAL BOND FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	50,232,841.28		5.40%
EMERGING LOCAL BOND FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	99,468,494.67		10.7%
EMERGING LOCAL BOND FUND	INST	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	55,161,917.29		5.93%
EMERGING LOCAL BOND FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	222,491,776.00		23.93%
EMERGING LOCAL BOND FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	356,618,881.70	*	38.36%
EMERGING LOCAL BOND FUND	P	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,034,331.87		12.74%
EMERGING LOCAL BOND FUND	P	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,417,296.6		5.95%

EMERGING LOCAL BOND FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,339,362.12		9.82%
EMERGING LOCAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,662,471.51		6.98%
EMERGING LOCAL BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	7,452,265.66	*	31.30%
EMERGING LOCAL BOND FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,441,219.14		6.05%
EMERGING MARKETS BOND FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,832,948.15		8.57%
EMERGING MARKETS BOND FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,256,946.29		5.88%
EMERGING MARKETS BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,323,414.57		6.19%
EMERGING MARKETS BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,251,389.07		5.85%
EMERGING MARKETS BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,482,223.22		11.61%
EMERGING MARKETS BOND FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,851,380.06		18.02%
EMERGING MARKETS BOND FUND	A	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	1,299,823.24		6.08%

EMERGING MARKETS BOND FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	132,040.21		17.56%
EMERGING MARKETS BOND FUND	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	442,404.89	*	58.85%
EMERGING MARKETS BOND FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,620,342.43		17.85%
EMERGING MARKETS BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,305,769.81		14.38%
EMERGING MARKETS BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,404,413.36		15.47%
EMERGING MARKETS BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	879,859.01		9.69%
EMERGING MARKETS BOND FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	846,219.50		9.32%
EMERGING MARKETS BOND FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	700,607.12		7.72%
EMERGING MARKETS BOND FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	719,828.48		7.93%
EMERGING MARKETS BOND FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8,708,196.46	*	48.86%
EMERGING MARKETS BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	4,388,120.54		24.62%

EMERGING MARKETS BOND FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	903,654.83		5.07%
EMERGING MARKETS BOND FUND	INST	**	BOARD OF TRUSTEES FOR TTEE FBO ELEVATOR CONSTRUCTORS ANNUITY & RETIREMENT PLAN XXX (K) PLAN C/O IDT 200 CLARENDON ST MS JHT0515 BOSTON MA 02116-5021	10,614,054.75		6.71%
EMERGING MARKETS BOND FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	17,915,334.30		11.33%
EMERGING MARKETS BOND FUND	INST	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10,293,300.77		6.51%
EMERGING MARKETS BOND FUND	INST	**	FUBON LIFE INSURANCE CO LTD 9F 108 SECTION 1 TUN HWA S ROAD TAIPEI TAIWAN 10557	7,963,213.59		5.03%
EMERGING MARKETS BOND FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	21,442,157.41		13.55%
EMERGING MARKETS BOND FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	8,042,730.31		5.08%
EMERGING MARKETS BOND FUND	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	29,617,389.88		18.72%
EMERGING MARKETS BOND FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,417,712.89		12.16%
EMERGING MARKETS BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,469,513.84		12.42%
EMERGING MARKETS BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	9,867,059.30	*	49.63%

EMERGING MARKETS BOND FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,074,580.90		5.41%
EMERGING MARKETS BOND FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2,701,772.25		13.59%
EMERGING MARKETS CORPORATE BOND FUND	A		KARBEN LLC 11612 E RAINTREE DR SCOTTSDALE AZ 85255-1883	9,518.92		6.63%
EMERGING MARKETS CORPORATE BOND FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	25,520.05		17.77%
EMERGING MARKETS CORPORATE BOND FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	77,671.59	*	54.09%
EMERGING MARKETS CORPORATE BOND FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16,533.10	*	26.03%
EMERGING MARKETS CORPORATE BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	16,462.45	*	25.92%
EMERGING MARKETS CORPORATE BOND FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14,158.01		22.29%
EMERGING MARKETS CORPORATE BOND FUND	D		CAPITAL ONE INVESTING, LLC --OMNIBUS ACCOUNT-- 83 S KING ST STE 700 SEATTLE WA 98104-2851	1,787.94		9.11%
EMERGING MARKETS CORPORATE BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8,127.80	*	41.43%
EMERGING MARKETS CORPORATE BOND FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	3,812.66		19.44%
EMERGING MARKETS CORPORATE BOND FUND	D		VANGUARD BROKERAGE SERVICES A/C XXXX-XXXX PO BOX 1170 VALLEY FORGE PA 19482-1170	1,866.87		9.52%
EMERGING MARKETS CORPORATE BOND FUND	D		VANGUARD BROKERAGE SERVICES A/C XXXX-XXXX PO BOX 1170 VALLEY FORGE PA 19482-1170	3,209.45		16.36%

EMERGING MARKETS CORPORATE BOND FUND	INST		SEI TRUST COMPANY FBO PIMCO EMERGING MARKETS FULL SPECTRUM BOND COLLECTIVE TRUST 1 FREEDOM VALLEY DR OAKS PA 19456-9989	1,910,550.57		7.71%
EMERGING MARKETS CORPORATE BOND FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	2,612,241.71		10.55%
EMERGING MARKETS CORPORATE BOND FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	1,882,791.18		7.60%
EMERGING MARKETS CORPORATE BOND FUND	INST		STATE STREET BANK FBO PIMCO EMERGING MARKETS FULL SPECTRUM BOND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	10,763,466.28	*	43.45%
EMERGING MARKETS CORPORATE BOND FUND	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	2,494,541.61		10.07%
EMERGING MARKETS CORPORATE BOND FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	128,727.48	*	90.63%
EMERGING MARKETS CURRENCY FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	242,418.72		9.60%
EMERGING MARKETS CURRENCY FUND	A		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	145,083.21		5.75%
EMERGING MARKETS CURRENCY FUND	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	129,615.51		5.13%
EMERGING MARKETS CURRENCY FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	209,750.61		8.31%
EMERGING MARKETS CURRENCY FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	145,695.64		5.77%

EMERGING MARKETS CURRENCY FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	133,183.62		5.28%
EMERGING MARKETS CURRENCY FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	273,960.00		10.85%
EMERGING MARKETS CURRENCY FUND	A	**	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	182,125.11		7.22%
EMERGING MARKETS CURRENCY FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	453,954.59		17.98%
EMERGING MARKETS CURRENCY FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	598,206.45	*	97.84%
EMERGING MARKETS CURRENCY FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	97,508.79		7.22%
EMERGING MARKETS CURRENCY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	133,110.14		9.85%
EMERGING MARKETS CURRENCY FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	277,528.43		20.54%
EMERGING MARKETS CURRENCY FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	128,272.9		9.49%
EMERGING MARKETS CURRENCY FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	256,245.76		18.96%
EMERGING MARKETS CURRENCY FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	151,047.04		11.18%
EMERGING MARKETS CURRENCY FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,129,943.70	*	39.79%

EMERGING MARKETS CURRENCY FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,176,141.97	*	41.42%
EMERGING MARKETS CURRENCY FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	240,166.35		8.46%
EMERGING MARKETS CURRENCY FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	217,393,859.30	*	33.29%
EMERGING MARKETS CURRENCY FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	378,690,974.80	*	57.98%
EMERGING MARKETS CURRENCY FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	719,510.2	*	35.66%
EMERGING MARKETS CURRENCY FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	691,139.13	*	34.26%
EMERGING MARKETS CURRENCY FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	376,731.56		18.67%
EMERGING MARKETS FULL SPECTRUM BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	120,915.26	*	34.50%
EMERGING MARKETS FULL SPECTRUM BOND FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	25,651.70		7.32%
EMERGING MARKETS FULL SPECTRUM BOND FUND	A	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	173,435.56	*	49.49%
EMERGING MARKETS FULL SPECTRUM BOND FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	3,102.82		6.63%

EMERGING MARKETS FULL SPECTRUM BOND FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6,273.14		13.41%
EMERGING MARKETS FULL SPECTRUM BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	4,483.02		9.58%
EMERGING MARKETS FULL SPECTRUM BOND FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12,051.34	*	25.77%
EMERGING MARKETS FULL SPECTRUM BOND FUND	C	**	STIFEL NICOLAUS & CO INC 501 NORTH BROADWAY SAINT LOUIS MO 63102-2188	14,036.88	*	30.01%
EMERGING MARKETS FULL SPECTRUM BOND FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	121,003.48	*	32.33%
EMERGING MARKETS FULL SPECTRUM BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	228,406.01	*	61.02%
EMERGING MARKETS FULL SPECTRUM BOND FUND	INST		ANNE ARUNDEL COUNTY MARYLAND ANNE ARUNDEL COUNTY RETIREMENT & PENSION SYSTEM PO BOX 2700 ANNAPOLIS MD 21404-2700	8,264,683.10		15.94%
EMERGING MARKETS FULL SPECTRUM BOND FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	23,651,733.58	*	45.63%
EMERGING MARKETS FULL SPECTRUM BOND FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	17,031,202.37	*	32.86%
EMERGING MARKETS FULL SPECTRUM BOND FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	492,985.85	*	67.86%
EMERGING MARKETS FULL SPECTRUM BOND FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	165,885.51		22.83%

EXTENDED DURATION FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,692,696.78		11.88%
EXTENDED DURATION FUND	INST	**	DINGLE & CO C/O COMERICA BANK ATTN MCXXXX/MUTUAL FUNDS PO BOX 75000 DETROIT MI 48275-0001	5,449,255.01		17.54%
EXTENDED DURATION FUND	INST		MAC & CO A/C CYTFXXXXXXX ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	6,482,773.29		20.86%
EXTENDED DURATION FUND	INST	**	MASSACHUSETTS MUTUAL INSURANCE COMPANY ATTN RS FUNDS OPERATIONS MIP C255 1295 STATE ST SPRINGFIELD MA 01111-0001	4,053,373.27		13.04%
EXTENDED DURATION FUND	INST	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	1,563,392.84		5.03%
EXTENDED DURATION FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7,765,938.78		24.99%
EXTENDED DURATION FUND	P	**	MASSACHUSETTS MUTUAL INSURANCE COMPANY ATTN RS FUNDS OPERATIONS MIP C255 1295 STATE ST SPRINGFIELD MA 01111-0001	1,561,747.46	*	89.83%
EXTENDED DURATION FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	88,953.88		5.12%
FLOATING INCOME FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,569,738.88		7.81%
FLOATING INCOME FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,330,586.7		6.62%
FLOATING INCOME FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,212,383.35		15.98%
FLOATING INCOME FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,755,609.52		8.73%

FLOATING INCOME FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,364,645.91		11.76%
FLOATING INCOME FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,843,115.44		19.11%
FLOATING INCOME FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,591,786.53		7.92%
FLOATING INCOME FUND	ADM	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	4,611.68		11.10%
FLOATING INCOME FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	13,008.90	*	31.32%
FLOATING INCOME FUND	ADM	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,816.31		14.00%
FLOATING INCOME FUND	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5,148.52		12.40%
FLOATING INCOME FUND	ADM	**	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN PA 19355-2331	12,947.60	*	31.17%
FLOATING INCOME FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,715,022.46		12.54%
FLOATING INCOME FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	745,185.88		5.45%
FLOATING INCOME FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	967,050.86		7.07%
FLOATING INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,317,791.95		16.95%
FLOATING INCOME FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,522,163.48		11.13%

FLOATING INCOME FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,132,184.97		8.28%
FLOATING INCOME FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,880,862.54		13.75%
FLOATING INCOME FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	959,616.57		7.02%
FLOATING INCOME FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	975,908.58	*	38.98%
FLOATING INCOME FUND	D	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	307,947.07		12.30%
FLOATING INCOME FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	488,108.03		19.5%
FLOATING INCOME FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	291,099.01		11.63%
FLOATING INCOME FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	178,838.17		7.14%
FLOATING INCOME FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,854,964.28		16.58%
FLOATING INCOME FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	3,766,906.69		10.67%
FLOATING INCOME FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	11,290,572.07	*	31.97%

FLOATING INCOME FUND	P	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,166,225.25		6.53%
FLOATING INCOME FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,156,260.80		6.47%
FLOATING INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,689,818.79	*	76.62%
FOREIGN BOND FUND (UNHEDGED)	A		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	817,427.80		7.40%
FOREIGN BOND FUND (UNHEDGED)	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	662,919.48		6.00%
FOREIGN BOND FUND (UNHEDGED)	A	**	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	1,261,819.78		11.42%
FOREIGN BOND FUND (UNHEDGED)	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,006,809.56		9.11%
FOREIGN BOND FUND (UNHEDGED)	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,922,453.50		17.40%
FOREIGN BOND FUND (UNHEDGED)	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,046,804.03		9.48%
FOREIGN BOND FUND (UNHEDGED)	ADM		DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	143,939.95		7.57%
FOREIGN BOND FUND (UNHEDGED)	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	631,658.06	*	33.21%
FOREIGN BOND FUND (UNHEDGED)	ADM	**	VRSCO FBO AIGFSB CUST TTEE FBO UNIVERSITY OF TEXAS SAVER XXXB 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	155,754.60		8.19%

FOREIGN BOND FUND (UNHEDGED)	ADM	**	VRSCO FBO AIGFSB CUST TTEE FBO UNIVERSITY OF TEXAS XXXB ORP 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	608,526.10	*	31.99%
FOREIGN BOND FUND (UNHEDGED)	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	284,120.44		8.61%
FOREIGN BOND FUND (UNHEDGED)	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	187,691.34		5.69%
FOREIGN BOND FUND (UNHEDGED)	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	764,572.09		23.16%
FOREIGN BOND FUND (UNHEDGED)	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	780,904.55		23.66%
FOREIGN BOND FUND (UNHEDGED)	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	255,797.36		7.75%
FOREIGN BOND FUND (UNHEDGED)	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	277,418.66		8.41%
FOREIGN BOND FUND (UNHEDGED)	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	200,611.35		6.08%
FOREIGN BOND FUND (UNHEDGED)	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15,849,422.25	*	41.37%
FOREIGN BOND FUND (UNHEDGED)	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9,921,888.47	*	25.90%
FOREIGN BOND FUND (UNHEDGED)	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,233,093.02		5.83%

FOREIGN BOND FUND (UNHEDGED)	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	28,302,130.37		24.13%
FOREIGN BOND FUND (UNHEDGED)	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	16,000,865.52		13.64%
FOREIGN BOND FUND (UNHEDGED)	INST		PRODUCER-WRITERS GUILD OF AMERICA PENSION PLAN 1015 N HOLLYWOOD WAY BURBANK CA 91505-2526	7,301,384.00		6.23%
FOREIGN BOND FUND (UNHEDGED)	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	6,484,418.25		5.53%
FOREIGN BOND FUND (UNHEDGED)	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	9,227,725.58		7.87%
FOREIGN BOND FUND (UNHEDGED)	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	11,546,511.59		9.84%
FOREIGN BOND FUND (UNHEDGED)	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,081,816.53		12.31%
FOREIGN BOND FUND (UNHEDGED)	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	764,190.04		8.70%
FOREIGN BOND FUND (UNHEDGED)	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	5,244,983.73	*	59.69%
FOREIGN BOND FUND (UNHEDGED)	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	688,722.80		7.84%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2,793,351.23		7.08%

FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,302,546.92		5.83%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,718,864.16		6.89%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,027,756.55		7.67%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	13,972,845.53	*	35.39%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,883,359.33		12.37%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	ADM	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	452,844.26		10.39%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	ADM	**	LINCOLN RETIREMENT SERVICES COMPANY FBO FORREST GENERAL HOSPITAL XXXB PO BOX 7876 FORT WAYNE IN 46801-7876	285,284.04		6.55%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	712,650.58		16.35%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	ADM		PIMS/PRUDENTIAL RETIREMENT/AS NOMINEE FOR THE TTEE/CUST PL XXXXXX EXCO RESOURCES INC XXXK PLAN 12377 MERIT DR STE 1700 DALLAS TX 75251-2256	322,729.96		7.41%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	1,221,990.64	*	28.04%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	851,933.33		10.88%

FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	417,924.59		5.34%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	936,820.06		11.96%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,247,789.58		15.93%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	850,237.61		10.85%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	955,845.47		12.20%
PIMCO FOREIGN BOND (USD-HEDGED) C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	611,150.38		7.80%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	470,138.16		6.00%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	48,846,945.98	*	51.16%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	26,082,909.77	*	27.32%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	8,485,743.32		8.89%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	169,811,876.60	*	31.07%

FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	107,836,330.50		19.73%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	31,636,716.3		5.79%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	116,713,881.80		21.35%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	P	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	9,574,758.14		11.52%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8,096,854.04		9.74%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14,297,722.65		17.20%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	34,734,216.33	*	41.79%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	5,076,230.13		6.11%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	303,587.74		8.67%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	194,065.47		5.54%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	SECURITY BENEFIT LIFE INS CO SBL VARIABLE ANNUITY ACCOUNT XIV ATTN FINANCE DEPARTMENT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	205,211.25		5.86%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	UMB BANK N/A FIDUCIARY FOR TAX DEFERRED A/C’S 1 SECURITY BENEFIT PLACE TOPEKA KS 66636-1000	852,585.32		24.36%

FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	UMB BANK NA FIDUCIARY FOR VARIOUS TAX DEFERRED ACCOUNTS ATTN FINANCE DEPARTMENT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	642,970.81		18.37%
PIMCO GLOBAL ADVANTAGE STRAT BOND A	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	161,860.81		8.12%
PIMCO GLOBAL ADVANTAGE STRAT BOND A	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	103,912.70		5.22%
PIMCO GLOBAL ADVANTAGE STRAT BOND A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	124,010.12		6.22%
PIMCO GLOBAL ADVANTAGE STRAT BOND A	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	193,344.28		9.70%
PIMCO GLOBAL ADVANTAGE STRAT BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	277,412.78		13.92%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	556,444.42	*	27.93%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	63,232.14		5.68%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	97,628.67		8.77%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	174,356.61		15.67%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	112,475.73		10.11%

PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	291,360.71	*	26.19%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	99,510.39		8.94%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	275,744.37	*	30.49%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	446,084.61	*	49.33%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	65,453.95		7.24%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	11,725,093.69		7.99%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9,438,260.68		6.43%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	INST		NORTHERN TRUST CO FBO TRINITY HEALTH 801 S CANAL ST # C1-N CHICAGO IL 60607-4715	17,751,402.85		12.09%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	INST		SOUND RETIREMENT TRUST 201 QUEEN ANNE AVE N STE 100 SEATTLE WA 98109-4824	21,374,799.27		14.56%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	11,915,290.80		8.12%

PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	21,244,456.39		14.47%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	INST	**	WELLS FARGO BANK FBO WELLS FARGO BANK XXXK RETIREMENT PLAN A/C XXXXXXXXXX 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28262-8522	13,543,129.28		9.23%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	101,227.99		8.27%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	543,071.78	*	44.38%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	173,218.30		14.16%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	93,700.40		7.66%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	142,063.55		11.61%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	44,943.57		9.95%
PIMCO GLOBAL ADVANTAGE® STRATEGY BOND FUND	R	**	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	375,964.78	*	83.21%
GLOBAL BOND FUND (UNHEDGED)	ADM	**	JOHN HANCOCK LIFE INS CO (USA) ATTN LIZ SEELEY RPS-TRADING OPS ST-4 601 CONGRESS ST BOSTON MA 02210-2805	12,272,367.86	*	82.05%
GLOBAL BOND FUND (UNHEDGED)	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,164,564.85		7.79%
GLOBAL BOND FUND (UNHEDGED)	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	996,287.12	*	43.81%

GLOBAL BOND FUND (UNHEDGED)	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	914,193.94	*	40.2%
GLOBAL BOND FUND (UNHEDGED)	INST	**	BLUE CROSS & BLUE SHIELD OF MASSACHUSETTS HMO BLUE INC ATTN TREASURY-M/S 01/16 101 HUNTINGTON AVE STE 1300 BOSTON MA 02199-7611	8,215,023.06		16.66%
GLOBAL BOND FUND (UNHEDGED)	INST	**	BLUE CROSS BLUE SHIELD OF MASSACHUSETTS INC INDEMNITY ATTN TREASURY-M/S 01/16 101 HUNTINGTON AVE STE 1300 BOSTON MA 02199-7611	5,046,475.04		10.24%
GLOBAL BOND FUND (UNHEDGED)	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,468,945.50		9.06%
GLOBAL BOND FUND (UNHEDGED)	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	19,082,048.24	*	38.70%
GLOBAL BOND FUND (UNHEDGED)	INST		THE POLICE RETIREMENT SYSTEM OF ST LOUIS 2020 MARKET ST SAINT LOUIS MO 63103-2210	2,732,469.83		5.54%
GLOBAL BOND FUND (UNHEDGED)	P		LESLIE C SUGIMOTO DDS FBO LESLIE C SUGIMOTO DDS INC XXX(K) PROFIT SHARING PLAN & TRUST 3151 S WHITE RD STE 211 SAN JOSE CA 95148-4045	37,823.71	*	39.21%
GLOBAL BOND FUND (UNHEDGED)	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	28,462.91	*	29.50%
GLOBAL BOND FUND (UNHEDGED)	P		MATRIX TRUST COMPANY CUST FBO PEN RYN SCHOOL XXX(B) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	10,894.88		11.29%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	933,712.02		12.85%

GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	415,253.79		5.72%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	407,034.77		5.60%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	389,193.52		5.36%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	381,815.88		5.26%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,244,671.29		17.13%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,216,738.16		16.75%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	351,145.44	*	57.58%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	ADM	**	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS ATTN ASSET RECONCILIATION PO BOX 17215 BALTIMORE MD 21297-1215	85,330.92		13.99%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	71,213.87		11.68%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	220,637.25		8.57%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	249,922.81		9.71%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	232,114.08		9.02%

GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	452,111.76		17.56%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	458,756.94		17.82%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	INST	**	CARIBOU INSURANCE COMPANY INC AON C/O ADRIAN RICHARDSON 199 WATER STREET NEW YORK NY 10038-3526	4,021,674.14		11.07%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,213,749.93		14.35%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	11,413,044.76	*	31.42%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5,959,309.27		16.41%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	P	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	384,466.64		8.94%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,137,392.60	*	26.44%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	686,695.01		15.96%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	P	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	635,118.12		14.76%
GLOBAL BOND FUND (U.S. DOLLAR-HEDGED)	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	991,927.83		23.06%

GLOBAL MULTI-ASSET FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,310,064.81		8.79%
GLOBAL MULTI-ASSET FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	786,484.48		5.28%
GLOBAL MULTI-ASSET FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	780,296.29		5.24%
GLOBAL MULTI-ASSET FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,375,857.10		9.23%
GLOBAL MULTI-ASSET FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,638,779.03		11.00%
GLOBAL MULTI-ASSET FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,298,580.92		8.72%
GLOBAL MULTI-ASSET FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,980,304.06		20.00%
GLOBAL MULTI-ASSET FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	921.93		7.07%
GLOBAL MULTI-ASSET FUND	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	12,113.28	*	92.93%
GLOBAL MULTI-ASSET FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,500,138.73		9.80%
GLOBAL MULTI-ASSET FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	974,834.69		6.37%

GLOBAL MULTI-ASSET FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,564,682.33		16.75%
GLOBAL MULTI-ASSET FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,468,488.36		16.13%
GLOBAL MULTI-ASSET FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,499,935.98		16.33%
GLOBAL MULTI-ASSET FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	928,627.26		6.07%
GLOBAL MULTI-ASSET FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	980,340.97		6.40%
GLOBAL MULTI-ASSET FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	755,343.99		21.09%
GLOBAL MULTI-ASSET FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,779,965.17	*	49.70%
GLOBAL MULTI-ASSET FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	474,198.95		13.24%
GLOBAL MULTI-ASSET FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	192,687.78		5.38%
GLOBAL MULTI-ASSET FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	14,679,312.46	*	28.01%
GLOBAL MULTI-ASSET FUND	INST		COLGATE PALMOLIVE RETIREMENT TRUST 300 PARK AVE FL 14 NEW YORK NY 10022-7412	5,859,057.17		11.18%

GLOBAL MULTI-ASSET FUND	INST	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	3,066,448.31		5.85%
GLOBAL MULTI-ASSET FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	4,124,756.57		7.87%
GLOBAL MULTI-ASSET FUND	INST	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,590,272.55		8.76%
GLOBAL MULTI-ASSET FUND	INST		THE ROTARY FOUNDATION OF ROTARY INTERNATIONAL 1560 SHERMAN AVE EVANSTON IL 60201-4818	3,476,521.76		6.63%
GLOBAL MULTI-ASSET FUND	INST		UOB HOLDINGS USA INC 592 5TH AVE FL 10 NEW YORK NY 10036-4707	2,832,978.78		5.41%
GLOBAL MULTI-ASSET FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	599,414.91		6.70%
GLOBAL MULTI-ASSET FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	228,8871.58	*	25.58%
GLOBAL MULTI-ASSET FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	1,474,732.04		16.48%
GLOBAL MULTI-ASSET FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,333,139.81		14.90%
GLOBAL MULTI-ASSET FUND	P	**	STIFEL NICOLAUS & CO INC 501 NORTH BROADWAY SAINT LOUIS MO 63102-2188	569,956.07		6.37%
GLOBAL MULTI-ASSET FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2,176,342.15		24.32%
GLOBAL MULTI-ASSET FUND	R	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	73,277.79		8.13%
GLOBAL MULTI-ASSET FUND	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	60,970.05		6.76%

GLOBAL MULTI-ASSET FUND	R	**	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	709,675.71	*	78.69%
GNMA FUND	A		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	3,014,989.26		14.07%
GNMA FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,239,597.30		5.79%
GNMA FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,441,792.31		6.73%
GNMA FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,949,037.18		9.10%
GNMA FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,905,120.91		8.89%
GNMA FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,413,694.99		15.61%
GNMA FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	469,781.34		5.19%
GNMA FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	956,580.17		10.56%
GNMA FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,079,653.47		11.92%
GNMA FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	770,405.04		8.50%
GNMA FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,171,701.35		12.93%

GNMA FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,128,858.37	*	46.93%
GNMA FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,887,910.83		21.46%
GNMA FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,310,237.07		14.89%
GNMA FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	817,295.08		9.29%
GNMA FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,309,434.52		12.08%
GNMA FUND	INST	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,583,622.96		5.78%
GNMA FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	10,708,933.48	*	39.09
GNMA FUND	INST	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,906,702.61		6.96
GNMA FUND	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	2,373,786.74		8.66
GNMA FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	552,531.93		10.74
GNMA FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	494,175.03		9.60%
GNMA FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	1,215,281.66		23.62%

GNMA FUND	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	281,985.50		5.48%
GNMA FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2,055,965.07	*	39.96%
GOVERNMENT MONEY MARKET FUND	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	738,322.75		8.63%
GOVERNMENT MONEY MARKET FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	549,992.64		6.43%
GOVERNMENT MONEY MARKET FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,048,066.54		23.94%
GOVERNMENT MONEY MARKET FUND	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,447,333.27		16.92%
GOVERNMENT MONEY MARKET FUND	A		TD AMERITRADE FBO NORTH BERWICK CAPITAL LP ATTN: VINCENT A ROSSI JR 1101 LAFAYETTE RD BRYN MAWR PA 19010-1947	1,000,760.77		11.70%
GOVERNMENT MONEY MARKET FUND	A	**	VOYA INSTITUTIONAL TRUST COMPANY 151 FARMINGTON AVE HARTFORD CT 06156-0001	1,150,548.89		13.45%
GOVERNMENT MONEY MARKET FUND	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	285,608.26		10.27%
GOVERNMENT MONEY MARKET FUND	C	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	160,925.27		5.78%
GOVERNMENT MONEY MARKET FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	188,009.25		6.76%
GOVERNMENT MONEY MARKET FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	422,787.29		15.20%

GOVERNMENT MONEY MARKET FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	188,257.66		6.77%
GOVERNMENT MONEY MARKET FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	854,648.67	*	30.72%
GOVERNMENT MONEY MARKET FUND	C	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN: MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	148,848.69		5.35%
GOVERNMENT MONEY MARKET FUND	M	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	100,005,600.30	*	29.42%
GOVERNMENT MONEY MARKET FUND	M	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	100,013,483.10	*	29.43%
GOVERNMENT MONEY MARKET FUND	M		US BANK NA FBO CFP FOR THE PIMCO INVESTMENT PO BOX 1787 MILWAUKEE WI 53201-1787	75,040,251.21		22.08%
GOVERNMENT MONEY MARKET FUND	P		BB&T SECURITIES IRA C/F MARK A AMACHER 3801 CAMDEN FALLS CT GREENSBORO NC 27410-2186	321,006.57		15.69%
GOVERNMENT MONEY MARKET FUND	P		MARK A AMACHER REV TR OF XXXX DTD XX/XX/XXXX MARK A AMACHER TTEE 3801 CAMDEN FALLS CT GREENSBORO NC 27410-2186	232,463.77		11.36%
GOVERNMENT MONEY MARKET FUND	P		MID ATLANTIC TR CO FBO URBAN HOUSING COMMUNITIES LLC XXXK PSP & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	218,794.18		10.70%
GOVERNMENT MONEY MARKET FUND	P		MID ATLANTIC TRUST COMPANY FBO CHILDHOOD LEUKEMIA FOUNDATION XXX(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	462,772.12		22.62%
GOVERNMENT MONEY MARKET FUND	P		PATRICIA A AMACHER TR OF XXXX DTD XX/XX/XXXX PATRICIA A AMACHER TTEE 3801 CAMDEN FALLS CT GREENSBORO NC 27410-2186	285,718.81		13.97%
HIGH YIELD FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8,293,124.53		10.72%

HIGH YIELD FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	4,181,594.19		5.41%
HIGH YIELD FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,812,036.72		8.81%
HIGH YIELD FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,817,101.28		7.52%
HIGH YIELD FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	7,121,142.94		9.21%
HIGH YIELD FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9,813,032.80		12.69%
HIGH YIELD FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	10,542,474.71		24.14%
HIGH YIELD FUND	ADM	**	VANTAGE TRUST- NAV ATTN: OUTSIDE MUTUAL FUNDS GROUP 777 N CAPITOL ST NE STE 600 WASHINGTON DC 20002-4290	12,894,729.64	*	29.53%
HIGH YIELD FUND	ADM	**	VANTAGE TRUST- UNITIZED ATTN: OUTSIDE MUTUAL FUNDS GROUP 777 N CAPITOL ST NE STE 600 WASHINGTON DC 20002-4290	9,315,475.66		21.33%
HIGH YIELD FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,020,875.33		14.74%
HIGH YIELD FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,435,838.15		7.21%
HIGH YIELD FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,337,373.99		19.60%

HIGH YIELD FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,983,426.19		12.56%
HIGH YIELD FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,650,851.26		7.66%
HIGH YIELD FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,498,463.97		9.44%
HIGH YIELD FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,656,527.48		5.58%
HIGH YIELD FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	21,893,776.39	*	50.90%
HIGH YIELD FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	11,850,658.51	*	27.55%
HIGH YIELD FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,891,562.92		6.72%
HIGH YIELD FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	2,362,702.12		5.49%
HIGH YIELD FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	96,199,278.60		11.69%
HIGH YIELD FUND	INST	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	78,705,359.60		9.56%
HIGH YIELD FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	221,358,577.80	*	26.90%

HIGH YIELD FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	52,883,736.16	6.43%
HIGH YIELD FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	89,483,833.65	10.87%
HIGH YIELD FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10,312,808.76	22.11%
HIGH YIELD FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,840,389.11	18.95%
HIGH YIELD FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	10,058,473.99	21.56%
HIGH YIELD FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,175,710.90	6.81%
HIGH YIELD FUND	P	**	STIFEL NICOLAUS & CO INC 501 NORTH BROADWAY SAINT LOUIS MO 63102-2188	4,205,994.21	9.02%
HIGH YIELD FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	3,545,019.51	7.60%
HIGH YIELD FUND	R		AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	837,024.21	19.15%
HIGH YIELD FUND	R		AMERICAN UNITED INSURANCE CO TTEE UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	302,271.58	6.92%
HIGH YIELD FUND	R		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	249,771.77	5.72%
HIGH YIELD FUND	R	**	MASSACHUSETTES MUTUAL LIFE INSURANCE CO 1295 STATE STREET MIP N255 SPRINGFIELD MA 01111-0001	251,314.68	5.75%
HIGH YIELD FUND	R	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	259,227.51	5.93%

HIGH YIELD FUND	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	802,071.36		18.35%
HIGH YIELD MUNICIPAL BOND FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,236,164.85		7.77%
HIGH YIELD MUNICIPAL BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,943,895.68		18.50%
HIGH YIELD MUNICIPAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3,076,277.71		19.34%
HIGH YIELD MUNICIPAL BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	122,0535.3		7.67%
HIGH YIELD MUNICIPAL BOND FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,817,486.63		11.42%
HIGH YIELD MUNICIPAL BOND FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2,211,657.82		13.90%
HIGH YIELD MUNICIPAL BOND FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	905,232.80		10.79%
HIGH YIELD MUNICIPAL BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,669,472.62	*	31.80%
HIGH YIELD MUNICIPAL BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	759,937.87		9.05%
HIGH YIELD MUNICIPAL BOND FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,466,264.03		17.47%

HIGH YIELD MUNICIPAL BOND FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	840,188.31		10.01%
HIGH YIELD MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	653,189.49	*	26.19%
HIGH YIELD MUNICIPAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,375,911.25	*	55.17%
HIGH YIELD MUNICIPAL BOND FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	182,060.39		7.30%
HIGH YIELD MUNICIPAL BOND FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	145,507.26		5.83%
HIGH YIELD MUNICIPAL BOND FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6,076,200.62	*	59.40%
HIGH YIELD MUNICIPAL BOND FUND	INST	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,086,118.70		10.62%
HIGH YIELD MUNICIPAL BOND FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,771,671.44		17.32%
HIGH YIELD MUNICIPAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,146,303.67	*	49.93%
HIGH YIELD MUNICIPAL BOND FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	3,428,396.62	*	41.29%
HIGH YIELD SPECTRUM FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	193,864.30		11.46%

HIGH YIELD SPECTRUM FUND	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	99,263.82		5.87%
HIGH YIELD SPECTRUM FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	113,219.68		6.70%
HIGH YIELD SPECTRUM FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	189,921.13		11.23%
HIGH YIELD SPECTRUM FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	452,468.70	*	26.76%
HIGH YIELD SPECTRUM FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	265,970.70		15.73%
HIGH YIELD SPECTRUM FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	105,705.32		11.50%
HIGH YIELD SPECTRUM FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	164,213.55		17.87%
HIGH YIELD SPECTRUM FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	122,104.97		13.29%
HIGH YIELD SPECTRUM FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	146,099.72		15.90%
HIGH YIELD SPECTRUM FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	99,911.78		10.87%
HIGH YIELD SPECTRUM FUND	C	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	51,618.81		5.62%

HIGH YIELD SPECTRUM FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	54,099.71		5.89%
HIGH YIELD SPECTRUM FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	918,721.02		23.81%
HIGH YIELD SPECTRUM FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,402,934.49	*	36.36%
HIGH YIELD SPECTRUM FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	997,227.62	*	25.84%
HIGH YIELD SPECTRUM FUND	D	**	TD AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	221,898.00		5.75%
HIGH YIELD SPECTRUM FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	75,878,080.83	*	43.02%
HIGH YIELD SPECTRUM FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	90,752,785.15	*	51.45%
HIGH YIELD SPECTRUM FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	543,928.84		8.15%
HIGH YIELD SPECTRUM FUND	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5,196,524.64	*	77.91%
HIGH YIELD SPECTRUM FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	875,042.64		13.12%
INCOME FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	98,366,693.61		20.62%
INCOME FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	27,684,551.13		5.80%

INCOME FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	41,185,943.71		8.63%
INCOME FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	32,812,861.90		6.88%
INCOME FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	25,029,574.05		5.25%
INCOME FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	62,032,348.34		13.00%
INCOME FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	75,333,859.44		15.79%
INCOME FUND	ADM	**	ASSETMARK TRUST COMPANY FBO ASSETMARK INC & MUTUAL CLIENTS & FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE FL 7 PHOENIX AZ 85012-2468	7,034,677.95	*	39.91%
INCOME FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	3,382,803.99		19.19%
INCOME FUND	ADM	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	934,516.98		5.30%
INCOME FUND	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	2,061,673.11		11.70%
INCOME FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	58,059,119.42		13.21%
INCOME FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	33,012,446.61		7.51%
INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	71,343,759.17		16.24%

INCOME FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	47,713,661.86		10.86%
INCOME FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	34,238,083.30		7.79%
INCOME FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	56,786,506.00		12.92%
INCOME FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	22,952,698.16		5.22%
INCOME FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	24,708,529.08		5.62%
INCOME FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	297,905,887.40	*	46.00%
INCOME FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	246,736,798.20	*	38.10%
INCOME FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	34,965,463.49		5.40%
INCOME FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	310,214,125.60		20.55%
INCOME FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	287,961,863.50		19.08%
INCOME FUND	INST	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	110,986,554.30		7.35%
INCOME FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	102,940,343.50		6.82%

INCOME FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	137,389,764.00		9.10%
INCOME FUND	P	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	135,484,364.40		17.75%
INCOME FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	95,492,344.85		12.51%
INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	136,231,124.00		17.84%
INCOME FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	107,949,397.30		14.14%
INCOME FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	110,835,004.40		14.52%
INCOME FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	43,529,768.73		5.70%
INCOME FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	84,557,205.27		11.08%
INCOME FUND	R		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	2,856,837.33	*	28.71%
INCOME FUND	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	2,816,231.81	*	28.31%
INCOME FUND	R	**	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	1,004,292.78		10.09%
INFLATION RESPONSE MULTI-ASSET FUND	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	215,699.80		15.54%

INFLATION RESPONSE MULTI-ASSET FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	610,709.26	*	44.00%
INFLATION RESPONSE MULTI-ASSET FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	81,725.83		5.89%
INFLATION RESPONSE MULTI-ASSET FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	189,157.57		13.63%
INFLATION RESPONSE MULTI-ASSET FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	25,785.73		9.68%
INFLATION RESPONSE MULTI-ASSET FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	36,035.45		13.53%
INFLATION RESPONSE MULTI-ASSET FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	31,282.01		11.74%
INFLATION RESPONSE MULTI-ASSET FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	87,531.37	*	32.86%
INFLATION RESPONSE MULTI-ASSET FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,298,783.84	*	79.45%
INFLATION RESPONSE MULTI-ASSET FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	180,740.71		11.06%
INFLATION RESPONSE MULTI-ASSET FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,142,716.77		6.96%
INFLATION RESPONSE MULTI-ASSET FUND	INST		MAC & CO A/C SEMFXXXXXXX ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	18,092,156.82		24.49%

INFLATION RESPONSE MULTI-ASSET FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	15,951,982.45		21.59%
INFLATION RESPONSE MULTI-ASSET FUND	INST		WESTERN METAL INDUSTRY PENSION FUND PO BOX 12068 SEATTLE WA 98102-0068	5,270,534.00		7.13%
INFLATION RESPONSE MULTI-ASSET FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	127,213.69	*	81.36%
INFLATION RESPONSE MULTI-ASSET FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8,097.48		5.18%
INFLATION RESPONSE MULTI-ASSET FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	15,714.09		10.05%
INFLATION RESPONSE MULTI-ASSET FUND	R		PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	3,632.82		6.68%
INFLATION RESPONSE MULTI-ASSET FUND	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	50,074.82	*	92.13%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	9,606,735.38		10.70%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,502,631.53		6.13%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,239,539.72		9.18%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	9,837,154.95		10.95%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14,090,326.95		15.69%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	5,874,981.69		6.54%

INVESTMENT GRADE CORPORATE BOND FUND	ADM	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	13,161,543.74	*	73.98%
INVESTMENT GRADE CORPORATE BOND FUND	ADM	**	FIFTH THIRD BANK FBO CINTAS PIMCO INV GRD CORP BD FD XX-X-XXXXXXX 5001 KINGSLEY DR CINCINNATI OH 45227-1114	994,403.37		5.59%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8,219,374.04		16.16%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,788,924.77		19.24%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	4,712,630.80		9.26%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	4,182,266.41		8.22%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8,385,190.46		16.48%
INVESTMENT GRADE CORPORATE BOND FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9,236,487.88		18.40%
INVESTMENT GRADE CORPORATE BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	31,390,536.05	*	62.53%
INVESTMENT GRADE CORPORATE BOND FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,085,964.11		8.14%
INVESTMENT GRADE CORPORATE BOND FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	95,332,655.90	*	25.52%

INVESTMENT GRADE CORPORATE BOND FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	62,941,748.90		16.85%
INVESTMENT GRADE CORPORATE BOND FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	32,032,928.34		8.57%
INVESTMENT GRADE CORPORATE BOND FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	48,463,217.26		12.97%
INVESTMENT GRADE CORPORATE BOND FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7,873,582.35		14.63%
INVESTMENT GRADE CORPORATE BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20,102,989.59	*	37.35%
INVESTMENT GRADE CORPORATE BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	8,488,719.22		15.77%
INVESTMENT GRADE CORPORATE BOND FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,915,845.60		5.42%
INVESTMENT GRADE CORPORATE BOND FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	8,240,778.55		15.31%
LONG DURATION TOTAL RETURN FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	345,017.44	*	74.40%
LONG DURATION TOTAL RETURN FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	109,485.19		23.61%
LONG DURATION TOTAL RETURN FUND	INST		JPM A/C XXXXX AS DIRECTED TTEE FOR THE ERNST & YOUNG DEF BENE RET PL TR FUND ACCT ATTN TOTAL REWARDS-BENEFITS 200 PLAZA DR STE 2 SECAUCUS NJ 07094-3607	28,922,226.29		8.07%

LONG DURATION TOTAL RETURN FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	89,488,250.89		24.98%
LONG DURATION TOTAL RETURN FUND	INST		RUSSELL TRUST COMPANY TRUSTEE FOR PACCAR INC RETIREMENT PLAN ATTN BOB HOLLEMAN RUSSELL INVESTMENTS 1301 2ND AVE FL 18 SEATTLE WA 98101-3814	23,491,482.77		6.56%
LONG DURATION TOTAL RETURN FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	26,019,429.38		7.26%
LONG DURATION TOTAL RETURN FUND	P	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	132,593.34		7.88%
LONG DURATION TOTAL RETURN FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	388,450.94		23.07%
LONG DURATION TOTAL RETURN FUND	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	614,108.70	*	36.48%
LONG DURATION TOTAL RETURN FUND	P	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	283,589.64		16.85%
LONG DURATION TOTAL RETURN FUND	P		TD AMERITRADE TRUST COMPANY CO#XXFTJ PO BOX 17748 DENVER CO 80217-0748	90,882.04		5.40%
LONG-TERM CREDIT FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	17,516.84		16.67%
LONG-TERM CREDIT FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	83,617.34	*	79.56%
LONG-TERM CREDIT FUND	INST	**	FUBON LIFE INSURANCE CO LTD 9F 108 SECTION 1 TUN HWA S ROAD TAIPEI TAIWAN 10557	12,880,597.06		5.04%

LONG-TERM CREDIT FUND	INST		JPM A/C XXXXX AS DIRECTED TTEE FOR THE ERNST & YOUNG DEF BENE RET PL TR FUND ACCT ATTN TOTAL REWARDS-BENEFITS 200 PLAZA DR STE 2 SECAUCUS NJ 07094-3607	17,423,846.01		6.81%
LONG-TERM CREDIT FUND	INST	**	MASSACHUSETTS MUTUAL INSURANCE COMPANY ATTN RS FUNDS OPERATIONS MIP C255 1295 STATE ST SPRINGFIELD MA 01111-0001	18,154,770.49		7.10%
LONG-TERM CREDIT FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	90,785,392.86	*	35.50%
LONG-TERM CREDIT FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	14,218,656.70		5.56%
LONG-TERM CREDIT FUND	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT REINV/REINV 733 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55479-0001	22,409,213.90		8.76%
LONG-TERM CREDIT FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,377,080.41	*	99.51%
LONG-TERM U.S. GOVERNMENT FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	40,156.83		24.27%
LONG-TERM U.S. GOVERNMENT FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,23,727.36	*	74.77%
LONG-TERM U.S. GOVERNMENT FUND	A	**	MASSACHUSETTES MUTUAL LIFE INSURANCE CO 1295 STATE STREET MIP N255 SPRINGFIELD MA 01111-0001	12,57,689.45		7.48%
LONG-TERM U.S. GOVERNMENT FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	9,87,225.38		5.87%
LONG-TERM U.S. GOVERNMENT FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	59,46,435.37	*	35.35%
LONG-TERM U.S. GOVERNMENT FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	972,629.37		5.78%

LONG-TERM U.S. GOVERNMENT FUND	A	**	TAYNIK & CO C/O INVESTORS BANK & TRUST ATTN MUTUAL FUND PROCESSING 1200 CROWN COLONY DR QUINCY MA 02169-0938	886,828.70		5.27%
LONG-TERM U.S. GOVERNMENT FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,623,804.53	*	57.06%
LONG-TERM U.S. GOVERNMENT FUND	ADM	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	257,706.02		5.60%
LONG-TERM U.S. GOVERNMENT FUND	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	592,101.24		12.88%
LONG-TERM U.S. GOVERNMENT FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	294,555.43		11.79%
LONG-TERM U.S. GOVERNMENT FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	419,961.00		16.80%
LONG-TERM U.S. GOVERNMENT FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	145,749.56		5.83%
LONG-TERM U.S. GOVERNMENT FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	287,385.34		11.50%
LONG-TERM U.S. GOVERNMENT FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	347,748.24		13.91%
LONG-TERM U.S. GOVERNMENT FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	35,621,542.08	*	79.00%
LONG-TERM U.S. GOVERNMENT FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,235,751.85	*	65.31%
LONG-TERM U.S. GOVERNMENT FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,082,925.09		16.70%

LOW DURATION FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13,599,291.81		10.15%
LOW DURATION FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16,206,392.23		12.10%
LOW DURATION FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	13,032,136.41		9.73%
LOW DURATION FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	11,487,309.57		8.57%
LOW DURATION FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	15,271,346.96		11.40%
LOW DURATION FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	9,225,404.74		6.89%
LOW DURATION FUND	ADM	**	ASSETMARK TRUST COMPANY FBO ASSETMARK INC & MUTUAL CLIENTS & FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE FL 7 PHOENIX AZ 85012-2468	4,114,775.41		17.33%
LOW DURATION FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	12,209,356.29	*	51.42%
LOW DURATION FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,984,699.83		12.24%
LOW DURATION FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	4,495,815.88		6.89%
LOW DURATION FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15,775,862.18		24.18%
LOW DURATION FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	9,187,720.43		14.08%

LOW DURATION FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	4,358,050.27		6.68%
LOW DURATION FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7,036,960.45		10.79%
LOW DURATION FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,450,487.21		5.29%
LOW DURATION FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	32,637,074.18	*	31.99%
LOW DURATION FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	55,406,146.37	*	54.30%
LOW DURATION FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	139,733,458.50		17.31%
LOW DURATION FUND	INST	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	96,542,447.74		11.96%
LOW DURATION FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	128,113,366.70		15.87%
LOW DURATION FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12,264,518.32		11.48%

LOW DURATION FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15,919,439.79		14.90%
LOW DURATION FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	43,782,867.40	*	40.98%
LOW DURATION FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7,373,962.37		6.90%
LOW DURATION FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	10,285,295.51		9.63%
LOW DURATION FUND	R		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	1,452,726.39		14.33%
LOW DURATION FUND	R	**	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	1,889,442.10		18.64%
LOW DURATION FUND	R	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	680,674.79		6.72%
LOW DURATION FUND	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	589,657.63		5.82%
LOW DURATION FUND	R	**	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	1,272,786.26		12.56%
LOW DURATION FUND	R	**	UMB BANK N/A FIDUCIARY FOR TAX DEFERRED A/C’S 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	751,963.85		7.42%
LOW DURATION FUND	R	**	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	971,399.11		9.58%
LOW DURATION FUND II	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	116,706.43		11.58%
LOW DURATION FUND II	ADM		WELLS FARGO BANK NA FBO CED GRANTOR TR-SERP PO BOX 1533 MINNEAPOLIS MN 55480-1533	873,116.71	*	86.61%

LOW DURATION FUND II	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	8,547,464.84		22.44%
LOW DURATION FUND II	INST		COMERICA BANK FBO HEALTH QUEST SYSTEMS INC P O BOX 75000 M/C #3446 DETROIT MI 48275-0001	2,852,805.58		7.49%
LOW DURATION FUND II	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9,057,164.18		23.78%
LOW DURATION FUND II	INST	**	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	1,910,361.53		5.02%
LOW DURATION FUND II	INST	**	XEROX CORPORATION TRUST AGREEMENT TO FUND RETIREMENT PLANS 45 GLOVER AVE NORWALK CT 06850-1238	3,202,531.78		8.41%
LOW DURATION FUND II	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	25,553.16		23.97%
LOW DURATION FUND II	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	20,012.55		18.77%
LOW DURATION FUND II	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	61,043.47	*	57.26%
LOW DURATION FUND III	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	391,544.08	*	63.73%
LOW DURATION FUND III	ADM	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	39,355.39		6.41%
LOW DURATION FUND III	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	143,561.48		23.37%

LOW DURATION FUND III	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,163,244.73		22.02%
LOW DURATION FUND III	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5,372,157.87	*	28.42%
LOW DURATION FUND III	INST		THE OREGON COMMUNITY FOUNDATION 1221 SW YAMHILL ST STE 100 PORTLAND OR 97205-2108	1,574,539.00		8.33%
LOW DURATION FUND III	INST		THE SALVATION ARMY A GEORGIA CORP 1424 NORTHEAST EXPWY ATTN OFFICE OF INVESTMENTS ATLANTA GA 30329	3,966,388.75		20.98%
LOW DURATION FUND III	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,733,264.01	*	53.54%
LOW DURATION FUND III	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	999,033.82	*	30.86%
MODERATE DURATION FUND	INST		MIDMICHIGAN HEALTH POOLED INCOME FUND ATTN ROBERT GILLIS 4000 WELLNESS DR MIDLAND MI 48670-2000	11,503,277.24		7.32%
MODERATE DURATION FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	32,499,891.65		20.69%
MODERATE DURATION FUND	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	374,416.68	*	56.55%
MODERATE DURATION FUND	P		TD AMERITRADE TRUST COMPANY CO#XXTXA PO BOX 17748 DENVER CO 80217-0748	196,340.80	*	29.66%
MONEY MARKET FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,214,360.20		7.19%

MONEY MARKET FUND	A		GREAT-WEST TRUST COMPANY LLC TTEE F FBO:NMB (USA) INC RSP C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9,110,742.68		5.36%
MONEY MARKET FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	9,610,542.38		5.66%
MONEY MARKET FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	12,817,124.32		7.54%
MONEY MARKET FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	27,618,930.12		16.25%
MONEY MARKET FUND	ADM	**	MERCER TRUST CO TTEE FBO STRUCTURE TONE ORGANIZATION XXXK PLAN PSP ATTN DC PLAN ADMIN MS N2H 1 INVESTORS WAY NORWOOD MA 02062-1599	10,435,695.26		8.33%
MONEY MARKET FUND	ADM	**	NEW YORK LIFE TRUST COMPANY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	12,898,170.01		10.30%
MONEY MARKET FUND	ADM	**	NEW YORK LIFE TRUST COMPANY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	92,751,209.80	*	74.06%
MONEY MARKET FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15,877,661.78		22.17%
MONEY MARKET FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	4,100,491.36		5.73%
MONEY MARKET FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,003,839.86		6.99%
MONEY MARKET FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	6,319,694.12		8.82%
MONEY MARKET FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,823,038.68		5.34%

MONEY MARKET FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,429,285.08		7.58%
MONEY MARKET FUND	INST		BRENT R HARRIS TTEE BRENT R HARRIS SEPARATE PROPERTY TR OF XXXX U/A DTD X/XX/XX 1633 BROADWAY NEW YORK, NY 10019	12,219,076.78		5.73%
MONEY MARKET FUND	INST	**	MERCER TRUST CO CUST FBO ABBVIE PUERTO RICO SAVINGS PLAN 1 INVESTORS WAY ATTN: DC PLAN ADMIN MS N-3-E NORWOOD MA 02062-1599	25,301,518.51		11.86%
MONEY MARKET FUND	INST		PARK CORPORATION ATTN: JOSEPH J ADAMS 6200 RIVERSIDE DR CLEVELAND OH 44135-3132	20,618,623.43		9.67%
MONEY MARKET FUND	INST		SECURITIES FINANCE TRUST CO AS AGENT FOR PIMCO X-X YEAR HIGH YIELD CORPORATE BOND INDEX FUND 175 FEDERAL ST FL 11 BOSTON MA 02110-2276	50,943,660.80		23.89%
MONEY MARKET FUND	INST		SUSAN L WILSON TTEE THE SUSAN L WILSON LIVING TRUST U/A DTD XX/XX/XXXX 1633 BROADWAY NEW YORK, NY 10019	12,503,457.68		5.86%
MONEY MARKET FUND	INST		XEROX CORPORATION 45 GLOVER AVE STE 700 NORWALK CT 06850-1238	22,539,306.21		10.57%
MORTGAGE OPPORTUNITIES FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	605,925.65	*	30.75%
MORTGAGE OPPORTUNITIES FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	162,298.46		8.24%
MORTGAGE OPPORTUNITIES FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	109,273.34		5.55%
MORTGAGE OPPORTUNITIES FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	683,305.90	*	34.68%
MORTGAGE OPPORTUNITIES FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	242,870.55		12.33%
MORTGAGE OPPORTUNITIES FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	99,872.87		11.66%

MORTGAGE OPPORTUNITIES FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	79,298.97		9.26%
MORTGAGE OPPORTUNITIES FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	205,055.00		23.93%
MORTGAGE OPPORTUNITIES FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	173,862.05		20.29%
MORTGAGE OPPORTUNITIES FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	230,521.09	*	26.91%
MORTGAGE OPPORTUNITIES FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	258,720.11		9.42%
MORTGAGE OPPORTUNITIES FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,309,686.68	*	84.07%
MORTGAGE OPPORTUNITIES FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	16,758,940.36		15.99%
MORTGAGE OPPORTUNITIES FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	38,648,888.87	*	36.87%
MORTGAGE OPPORTUNITIES FUND	INST		OP&F - PIMCO FIXED INCOME 140 EAST TOWN ST COLUMBUS OH 43215-5125	5,354,701.29		5.11%
MORTGAGE OPPORTUNITIES FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	10,770,082.29		10.27%
MORTGAGE OPPORTUNITIES FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	16,733,056.35		15.96%

MORTGAGE OPPORTUNITIES FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	3,755,313.50	19.51%
MORTGAGE OPPORTUNITIES FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,884,643.62	9.79%
MORTGAGE-BACKED SECURITIES FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	382,479.22	14.66%
MORTGAGE-BACKED SECURITIES FUND	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	131,508.65	5.04%
MORTGAGE-BACKED SECURITIES FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	148,154.10	5.68%
MORTGAGE-BACKED SECURITIES FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	326,206.27	12.51%
MORTGAGE-BACKED SECURITIES FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	143,261.41	5.49%
MORTGAGE-BACKED SECURITIES FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	300,665.12	11.53%
MORTGAGE-BACKED SECURITIES FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	251,723.99	9.65%
MORTGAGE-BACKED SECURITIES FUND	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	170,987.65	6.56%
MORTGAGE-BACKED SECURITIES FUND	ADM	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	67,177.96	5.06%

MORTGAGE-BACKED SECURITIES FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,159,922.12	*	87.31%
MORTGAGE-BACKED SECURITIES FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	126,588.84		12.66%
MORTGAGE-BACKED SECURITIES FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	114,138.20		11.42%
MORTGAGE-BACKED SECURITIES FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	216,300.23		21.64%
MORTGAGE-BACKED SECURITIES FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	70,450.76		7.05%
MORTGAGE-BACKED SECURITIES FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	72,923.99		7.29%
MORTGAGE-BACKED SECURITIES FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	178,771.46		17.88%
MORTGAGE-BACKED SECURITIES FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,158,527.43	*	33.98%
MORTGAGE-BACKED SECURITIES FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,372,351.68	*	40.25%
MORTGAGE-BACKED SECURITIES FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	487,666.88		14.30%
MORTGAGE-BACKED SECURITIES FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,256,283.74		24.57%

MORTGAGE-BACKED SECURITIES FUND	INST	**	GREAT-WEST TRUST COMPANY LLC TTEE F FBO:COX SAVINGS INCENTIVE PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	1,192,669.51		12.99%
MORTGAGE-BACKED SECURITIES FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,265,336.20		13.78%
MORTGAGE-BACKED SECURITIES FUND	INST	**	SOMPO JAPAN INSURANCE COMPANY OF AMERICA ATTN TAMMY VAN DUNK 777 3RD AVE FL 24 NEW YORK NY 10017-1412	2,872,837.63	*	31.29%
MORTGAGE-BACKED SECURITIES FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	208,539.25	*	29.01%
MORTGAGE-BACKED SECURITIES FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	166,229.67		23.12%
MORTGAGE-BACKED SECURITIES FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	44,571.38		6.20%
MORTGAGE-BACKED SECURITIES FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	47,123.87		6.56%
MORTGAGE-BACKED SECURITIES FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	166,663.12		23.19%
MULTI-STRATEGY ALTERNATIVE FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	340,689.86	*	91.68%
MULTI-STRATEGY ALTERNATIVE FUND	C		CETERA INVESTMENT SVCS (FBO) JANET MAROVICH XDX-XXXXX-XX 3137 A COMLY PHILADELPHIA PA 19154-3205	5,822.90	*	50.49%
MULTI-STRATEGY ALTERNATIVE FUND	C		CETERA INVESTMENT SVCS (FBO) SHERRY GOUVEIA IRA XDX-XXXXX-XX 7595 E 103RD AVE CROWN POINT IN 46307-7662	1,537.28		13.33%
MULTI-STRATEGY ALTERNATIVE FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,073.19	*	35.32%

MULTI-STRATEGY ALTERNATIVE FUND	D	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,000.00		22.89%
MULTI-STRATEGY ALTERNATIVE FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	3,369.14	*	77.11%
MULTI-STRATEGY ALTERNATIVE FUND	INST	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	300,000.00		6.29%
MULTI-STRATEGY ALTERNATIVE FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,588,690.64	*	54.32%
MULTI-STRATEGY ALTERNATIVE FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,777,941.24	*	37.30%
MULTI-STRATEGY ALTERNATIVE FUND	P	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	50.22%
MULTI-STRATEGY ALTERNATIVE FUND	P		WILLIAM BLAIR & CO L L C EQUITY TRUST COMPANY AS TTEE 222 WEST ADAMS STREET CHICAGO IL 60606-5312	991.08	*	49.78%
MUNICIPAL BOND FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,601,792.96		7.28%
MUNICIPAL BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,909,529.86		8.68%
MUNICIPAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	8,009,305.25	*	36.40%
MUNICIPAL BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,365,850.98		6.21%
MUNICIPAL BOND FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,762,891.30		8.01%
MUNICIPAL BOND FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,899,785.77		8.63%

MUNICIPAL BOND FUND	ADM	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5,446.52	*	25.14%
MUNICIPAL BOND FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	12,027.47	*	55.51%
MUNICIPAL BOND FUND	ADM	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,380.48		15.60%
MUNICIPAL BOND FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,093,211.70		9.89%
MUNICIPAL BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,091,263.29		18.92%
MUNICIPAL BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3,254,178.00	*	29.44%
MUNICIPAL BOND FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	872,762.01		7.90%
MUNICIPAL BOND FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	639,906.17		5.79%
MUNICIPAL BOND FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,186,466.53		10.73%
MUNICIPAL BOND FUND	D	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	77,469.77		5.43%
MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	228,873.93		16.04%
MUNICIPAL BOND FUND	D		INTERACTIVE BROKERS LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2 PICKWICK PLAZA GREENWICH CT 06830-5576	508,445.98	*	35.63%

MUNICIPAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	362,834.66	*	25.43%
MUNICIPAL BOND FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,356,258.84	*	27.45%
MUNICIPAL BOND FUND	INST		DEAN HEALTH SYSTEMS INC ATTN KEVIN STEVENS 1808 W BELTLINE HWY MADISON WI 53713-2334	1,538,283.36		12.58%
MUNICIPAL BOND FUND	INST	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,038,961.66		8.50%
MUNICIPAL BOND FUND	INST	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	714,287.56		5.84%
MUNICIPAL BOND FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,657,589.11		21.74%
MUNICIPAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,280,483.03		19.89%
MUNICIPAL BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	5,184,111.21	*	45.22%
MUNICIPAL BOND FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	794,891.58		6.93%
MUNICIPAL BOND FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,798,089.12		15.68%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	90,976.94		6.16%

NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	844,662.44	*	57.19%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	190,156.09		12.88%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	150,072.98		10.16%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	93,563.32		6.34%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	34,633.72		7.80%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	307,180.27	*	69.22%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	46,773.30		10.54%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	84,044.53	*	43.44%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	101,505.99	*	52.46%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	825,803.30	*	89.73%

NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	INST	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	64,144.68		6.97%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	1,346,874.61	*	98.06%
NEW YORK MUNICIPAL BOND FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	366,381.46		8.86%
NEW YORK MUNICIPAL BOND FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	313,273.35		7.57%
NEW YORK MUNICIPAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	977,086.48		23.62%
NEW YORK MUNICIPAL BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	373,717.21		9.04%
NEW YORK MUNICIPAL BOND FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	999,538.84		24.17%
NEW YORK MUNICIPAL BOND FUND	CII	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	66,117.19		6.29%
NEW YORK MUNICIPAL BOND FUND	CII	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	59,195.69		5.63%
NEW YORK MUNICIPAL BOND FUND	CII	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	124,716.18		11.86%
NEW YORK MUNICIPAL BOND FUND	CII	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	208,464.41		19.82%
NEW YORK MUNICIPAL BOND FUND	CII	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	159,061.15		15.13%

NEW YORK MUNICIPAL BOND FUND	CII	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	192,550.17		18.31%
NEW YORK MUNICIPAL BOND FUND	CII	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	89,214.76		8.48%
NEW YORK MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	502,171.23	*	45.73%
NEW YORK MUNICIPAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	362,754.19	*	33.04%
NEW YORK MUNICIPAL BOND FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	73,143.40		6.66%
NEW YORK MUNICIPAL BOND FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,945,822.52	*	78.74%
NEW YORK MUNICIPAL BOND FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	466,953.13		9.32%
NEW YORK MUNICIPAL BOND FUND	P	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	60,337.69		8.16%
NEW YORK MUNICIPAL BOND FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	397,623.06	*	53.80%
NEW YORK MUNICIPAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	84,817.57		11.48%

NEW YORK MUNICIPAL BOND FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	79,496.87	10.76%
NEW YORK MUNICIPAL BOND FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	73,792.59	9.99%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1,263,788.58	17.96%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	532,804.61	7.57%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	899,458.95	12.78%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,280,008.00	18.19%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	477,468.52	9.52%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	429,705.98	8.57%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	588,276.53	11.73%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	595,018.70	11.86%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	406,729.31	8.11%

RAE FUNDAMENTAL ADVANTAGE PLUS FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	969,261.06		19.32%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	C	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	289,462.48		5.77%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,709,657.01		12.54%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8,315,755.63	*	61.00%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	1,821,157.98		13.36%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	187,848,388.90	*	35.55%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	298,650,851.30	*	56.52%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	P	**	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	288,633.42		5.52%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	436,127.36		8.35%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	376,148.65		7.20%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	1,730,289.93	*	33.12%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	616,741.37		11.80%
RAE FUNDAMENTAL ADVANTAGE PLUS FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	638,145.10		12.21%

RAE FUNDAMENTAL PLUS FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	16,959,021.31		14.36%
RAE FUNDAMENTAL PLUS FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9,419,090.86		7.98%
RAE FUNDAMENTAL PLUS FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,089,479.62		8.55%
RAE FUNDAMENTAL PLUS FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	12,831,699.30		10.87%
RAE FUNDAMENTAL PLUS FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	23,825,173.18		20.18%
RAE FUNDAMENTAL PLUS FUND	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,903,032.43		5.00%
RAE FUNDAMENTAL PLUS FUND	ADM	**	MG TRUST COMPANY CUST FBO MEDICAL ANESTHESIA GROUP PA PSP 717 17TH ST STE 1300 DENVER CO 80202-3304	302,720.20		7.20%
RAE FUNDAMENTAL PLUS FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,137,906.06	*	50.81%
RAE FUNDAMENTAL PLUS FUND	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	901,988.44		21.44%
RAE FUNDAMENTAL PLUS FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	6,425,716.24		7.17%
RAE FUNDAMENTAL PLUS FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,573,610.49		10.68%

RAE FUNDAMENTAL PLUS FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	4,946,220.63		5.52%
RAE FUNDAMENTAL PLUS FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6,770,362.41		7.55%
RAE FUNDAMENTAL PLUS FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,638,912.20		10.75%
RAE FUNDAMENTAL PLUS FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	6,737,290.47		7.52%
RAE FUNDAMENTAL PLUS FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	11,122,019.12		12.41%
RAE FUNDAMENTAL PLUS FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12,700,471.43		14.17%
RAE FUNDAMENTAL PLUS FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,500,022.47		6.14%
RAE FUNDAMENTAL PLUS FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15,868,919.25		19.36%
RAE FUNDAMENTAL PLUS FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	50,859,913.85	*	62.05%
RAE FUNDAMENTAL PLUS FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,123,719.39		5.03%
RAE FUNDAMENTAL PLUS FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5,038,133.26		6.15%
RAE FUNDAMENTAL PLUS FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	24,237,327.60		16.74%

RAE FUNDAMENTAL PLUS FUND	INST	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17,726,602.22		12.24%
RAE FUNDAMENTAL PLUS FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	23,265,684.11		16.07%
RAE FUNDAMENTAL PLUS FUND	INST	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10,000,763.00		6.91%
RAE FUNDAMENTAL PLUS FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	13,220,175.89		9.13%
RAE FUNDAMENTAL PLUS FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	9,291,563.03		6.42%
RAE FUNDAMENTAL PLUS FUND	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7,514,185.01		5.19%
RAE FUNDAMENTAL PLUS FUND	INST		THE UCLA FOUNDATION C/O UCLA INVESTMENT COMPANY 12400 WILSHIRE BLVD STE 1000 LOS ANGELES CA 90025-1058	19,565,146.65		13.51%
RAE FUNDAMENTAL PLUS FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	96,640.40	*	31.30%
RAE FUNDAMENTAL PLUS FUND	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,85,065.41	*	59.95%
RAE FUNDAMENTAL PLUS FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	146,85,722.30		18.74%
RAE FUNDAMENTAL PLUS FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	163,97,659.33		20.93%
RAE FUNDAMENTAL PLUS FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	107,17,743.46		13.68%

RAE FUNDAMENTAL PLUS FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10,450,267.62		13.34%
RAE FUNDAMENTAL PLUS FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10,316,665.33		13.17%
RAE FUNDAMENTAL PLUS EMG FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	419,662.51	*	33.47%
RAE FUNDAMENTAL PLUS EMG FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	309,208.94		24.66%
RAE FUNDAMENTAL PLUS EMG FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	305,605.46		24.38%
RAE FUNDAMENTAL PLUS EMG FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	93,845.75		7.49%
RAE FUNDAMENTAL PLUS EMG FUND	ADM		SAXON & CO FBO XXXXXXXXXXXXXX PO BOX 7780 PHILADELPHIA PA 19182-0001	29,870.55	*	100%
RAE FUNDAMENTAL PLUS EMG FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	32,005.93		11.97%
RAE FUNDAMENTAL PLUS EMG FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	48,223.35		18.04%
RAE FUNDAMENTAL PLUS EMG FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	94,509.51	*	35.35%
RAE FUNDAMENTAL PLUS EMG FUND	C	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	21,472.95		8.03%

RAE FUNDAMENTAL PLUS EMG FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	187,406.06	*	49.56%
RAE FUNDAMENTAL PLUS EMG FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	165,841.90	*	43.86%
RAE FUNDAMENTAL PLUS EMG FUND	INST		STATE OF MICHIGAN RETIREMENT SYSTEMS 2501 COOLIDGE RD STE 400 EAST LANSING MI 48823-6352	30,585,420.03		10.39%
RAE FUNDAMENTAL PLUS EMG FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	102,340,812.50	*	34.78%
RAE FUNDAMENTAL PLUS EMG FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	141,540,661.30	*	48.10%
RAE FUNDAMENTAL PLUS EMG FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	202,564.94	*	25.33%
RAE FUNDAMENTAL PLUS EMG FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	57,904.12		7.24%
RAE FUNDAMENTAL PLUS EMG FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	419,167.38	*	52.41%
RAE FUNDAMENTAL PLUS INTERNATIONAL FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	45,460.02		12.72%
RAE FUNDAMENTAL PLUS INTERNATIONAL FUND	A		MATRIX TRUST COMPANY CUST FBO FAMILY CARE ASSOCIATES OF EFFINGHAM 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	26,978.33		7.55%
RAE FUNDAMENTAL PLUS INTERNATIONAL FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	118,827.96	*	33.24%

RAE FUNDAMENTAL PLUS INTERNATIONAL FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	96,381.49	*	26.96%
RAE FUNDAMENTAL PLUS INTERNATIONAL FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	34,099.04		13.54%
RAE FUNDAMENTAL PLUS INTERNATIONAL FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	37,498.94		14.89%
RAE FUNDAMENTAL PLUS INTERNATIONAL FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	130,414.57	*	51.79%
RAE FUNDAMENTAL PLUS INTERNATIONAL FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	749,895.32	*	84.44%
RAE FUNDAMENTAL PLUS INTERNATIONAL FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	96,596.38		10.88%
RAE FUNDAMENTAL PLUS INTERNATIONAL FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	43,408,922.55	*	40.29%
RAE FUNDAMENTAL PLUS INTERNATIONAL FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	50,981,673.11	*	47.32%
RAE FUNDAMENTAL PLUS SMALL FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	32,029.29		6.30%
RAE FUNDAMENTAL PLUS SMALL FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	182,849.25	*	35.99%
RAE FUNDAMENTAL PLUS SMALL FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	253,335.18	*	49.86%

RAE FUNDAMENTAL PLUS SMALL FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	48,203.97		11.62%
RAE FUNDAMENTAL PLUS SMALL FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	277,437.24	*	66.86%
RAE FUNDAMENTAL PLUS SMALL FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	51,399.04		12.39%
RAE FUNDAMENTAL PLUS SMALL FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	361,211.39	*	61.23%
RAE FUNDAMENTAL PLUS SMALL FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	160,871.63	*	27.27%
RAE FUNDAMENTAL PLUS SMALL FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	10,581,443.77	*	44.45%
RAE FUNDAMENTAL PLUS SMALL FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	9,336,317.40	*	39.22%
RAE FUNDAMENTAL PLUS SMALL FUND	INST		STATE STREET KANSAS CITY FBO PVIT GLOBAL DIVERSIFIED ALLOCATION PORTFOLIO ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	2,133,211.27		8.96%
RAE FUNDAMENTAL PLUS SMALL FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	152,013.03	*	31.67%
RAE FUNDAMENTAL PLUS SMALL FUND	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	176,949.31	*	36.87%

RAE FUNDAMENTAL PLUS SMALL FUND	P	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	32,727.81		6.82%
RAE FUNDAMENTAL PLUS SMALL FUND	P	**	STIFEL NICOLAUS & CO INC 501 NORTH BROADWAY SAINT LOUIS MO 63102-2188	117,316.95		24.44%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	27,144.41		12.18%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	46,184.81		20.72%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	C		DIANTHA SEVERANCE IRREV TRUST DTD XX/XX/XXXX DIANTHA B SEVERANCE TTEE 1111 US 29 BUSINESS REIDSVILLE NC 27320	3,479.93		7.83%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	4,362.75		9.81%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	10,557.43		23.75%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12,111.19	*	27.25%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	C		SSB&T CUST IRA FBO DONALD R TOURIGNEY 37339 MOJAVE SAGE ST PALM DESERT CA 92211-1387	2,358.39		5.31%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	12,411.28	*	29.33%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	23,930.42	*	56.55%

RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5,975.77		14.12%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	100,780,073.80	*	45.45%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	116,138,078.30	*	52.38%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	36,301.03	*	59.66%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	P		RICHARD B MACKALL & NANCY S MACKALL REV TRUST UAD XX/XX/XX RICHARD B MACKALL & NANCY S MACKALL TTEES 13231 QUEENSGATE RD MIDLOTHIAN VA 23114-4494	9,437.73		15.51%
RAE LOW VOLATILITY PLUS INTERNATIONAL FUND	P		ROBERT EARL KRUMROY 8002 WILLOW GLEN TRL GREENSBORO NC 27455-9296	8,103.28		13.32%
RAE LOW VOLATILITY PLUS FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	275,813.46		24.66%
RAE LOW VOLATILITY PLUS FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	65,007.63		5.81%
RAE LOW VOLATILITY PLUS FUND	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	354,316.97	*	31.67%
RAE LOW VOLATILITY PLUS FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	57,375.82		14.03%
RAE LOW VOLATILITY PLUS FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	99,003.92		24.22%

RAE LOW VOLATILITY PLUS FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	167,997.24	*	41.09%
RAE LOW VOLATILITY PLUS FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	21,098.84		13.39%
RAE LOW VOLATILITY PLUS FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	65,538.47	*	41.61%
RAE LOW VOLATILITY PLUS FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	61,049.28	*	38.76%
RAE LOW VOLATILITY PLUS FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	38,489,953.97	*	43.96%
RAE LOW VOLATILITY PLUS FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	46,434,655.63	*	53.04%
RAE LOW VOLATILITY PLUS FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	51,106.91	*	88.77%
RAE LOW VOLATILITY PLUS FUND	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	4,505.77		7.83%
RAE LOW VOLATILITY PLUS EMG FUND	A		NANCY C BRITT 14506 WOOD DUCK LN COLONIAL HGTS VA 23834-5898	5,829.29		10.12%
RAE LOW VOLATILITY PLUS EMG FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	39,377.93	*	68.37%
RAE LOW VOLATILITY PLUS EMG FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,957.17		5.13%
RAE LOW VOLATILITY PLUS EMG FUND	C		DIANTHA SEVERANCE IRREV TRUST DTD XX/XX/XXXX DIANTHA B SEVERANCE TTEE 1111 US 29 BUSINESS REIDSVILLE NC 27320	2,947.33		7.47%

RAE LOW VOLATILITY PLUS EMG FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	14,288.77	*	36.22%
RAE LOW VOLATILITY PLUS EMG FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	17,085.43	*	43.31%
RAE LOW VOLATILITY PLUS EMG FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	24,526.94	*	29.74%
RAE LOW VOLATILITY PLUS EMG FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	18,684.40		22.65%
RAE LOW VOLATILITY PLUS EMG FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	23,778.17	*	28.83%
RAE LOW VOLATILITY PLUS EMG FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	15,483.64		18.77%
RAE LOW VOLATILITY PLUS EMG FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	167,832,574.80	*	38.22%
RAE LOW VOLATILITY PLUS EMG FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	260,348,487.40	*	59.29%
RAE LOW VOLATILITY PLUS EMG FUND	P		BRIAN T EVANS R/O IRA 3403 N ROCKINGHAM RD GREENSBORO NC 27407-7247	3,234.80		11.39%
RAE LOW VOLATILITY PLUS EMG FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	15,637.12	*	55.08%
RAE LOW VOLATILITY PLUS EMG FUND	P		RICHARD B MACKALL & NANCY S MACKALL REV TRUST UAD XX/XX/XX RICHARD B MACKALL & NANCY S MACKALL TTEES 13231 QUEENSGATE RD MIDLOTHIAN VA 23114-4494	1,885.57		6.64%
RAE LOW VOLATILITY PLUS EMG FUND	P		ROBERT EARL KRUMROY 8002 WILLOW GLEN TRL GREENSBORO NC 27455-9296	3,529.39		12.43%

RAE LOW VOLATILITY PLUS EMG FUND	P		THOMAS W BILLINGSLEY & BETTY J BILLINGSLEY JTWROS 327 PENN RD REIDSVILLE NC 27320-1534	2,807.54		9.89%
RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13,914.15	*	46.52%
RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	A	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN: MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # -P08 MINNEAPOLIS MN 55402-4413	4,935.83		16.50%
RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	A		TD AMERITRADE FBO DENNIS D MCGEE TR D MCGEE INC XXXK PLAN FBO DENNIS D MCGEE P O BOX 390487 OMAHA NE 68139-0487	5,169.79		17.29%
RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,052.16	*	30.58%
RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,106.78	*	61.19%
RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	C		SSB&T CUST ROTH IRA FBO DAVID M WALLACE 9639 SHANNON LN MANASSAS VA 20110-6047	449.64		6.70%
RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,580.67	*	53.71%
RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,620.14	*	39.30%
RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	463.56		6.95%
RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	70,048,990.80	*	35.73%
RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	117,588,904.60	*	59.98%

RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	P	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,035.75	*	47.63%
RAE WORLDWIDE FUNDAMENTAL ADVANTAGE PLUS FUND	P	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	1,138.72	*	52.37%
RAE WORLDWIDE LONG/SHORT PLUS FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9,351.11	*	94.43%
RAE WORLDWIDE LONG/SHORT PLUS FUND	C	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,012.07	*	27.65%
RAE WORLDWIDE LONG/SHORT PLUS FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	542.86		14.83%
RAE WORLDWIDE LONG/SHORT PLUS FUND	C		MICHAEL L HEEP TTEE THE MICHAEL L HEEP AND LINDA E HEEP JOINT REVOCABLE TRUST U/A DTD XX/XX/XXXX 7127 WINONA AVE SAINT LOUIS MO 63109-1930	617.89		16.88%
RAE WORLDWIDE LONG/SHORT PLUS FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	474.64		12.97%
RAE WORLDWIDE LONG/SHORT PLUS FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	874.00		23.88%
RAE WORLDWIDE LONG/SHORT PLUS FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	4,764.86	*	27.92%
RAE WORLDWIDE LONG/SHORT PLUS FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	12,304.06	*	72.08%
RAE WORLDWIDE LONG/SHORT PLUS FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	132,417,821.50	*	36.51%
RAE WORLDWIDE LONG/SHORT PLUS FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	221,392,255.50	*	61.05%

RAE WORLDWIDE LONG/SHORT PLUS FUND	P	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,015.13	*	100%
REAL RETURN FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,942,328.70		5.05%
REAL RETURN FUND	A	**	JOHN HANCOCK LIFE INS CO (USA) ATTN LIZ SEELEY RPS-TRADING OPS ST-4 601 CONGRESS ST BOSTON MA 02210-2805	16,046,286.05		8.16%
REAL RETURN FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	23,893,111.24		12.14%
REAL RETURN FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	16,458,654.42		8.37%
REAL RETURN FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	15,850,780.65		8.06%
REAL RETURN FUND	ADM	**	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS XXXK 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	4,514,237.91		7.48%
REAL RETURN FUND	ADM	**	HARTFORD LIFE INSURANCE CO PO BOX 2999 HARTFORD CT 06104-2999	3,421,247.06		5.67%
REAL RETURN FUND	ADM	**	N AMRCN DV CRP F XTH DY ADNTST TTEE FBO ADVENTIST RETIREMENT 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	3,592,415.67		5.95%
REAL RETURN FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	16,550,963.68	*	27.42%
REAL RETURN FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,935,490.24		10.84%
REAL RETURN FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	23,924,065.50	*	26.09%

REAL RETURN FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	13,741,527.36		14.99%
REAL RETURN FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	7,325,846.01		7.99%
REAL RETURN FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8,629,832.67		9.41%
REAL RETURN FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6,574,039.83		7.17%
REAL RETURN FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	5,084,492.68		5.55%
REAL RETURN FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	45,630,430.70	*	43.66%
REAL RETURN FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	40,058,965.73	*	38.33%
REAL RETURN FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	77,179,682.10		12.16%
REAL RETURN FUND	INST		MAC & CO A/C HPXFXXXXXXX MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	32,199,948.72		5.07%
REAL RETURN FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	183,556,666.50	*	28.93%
REAL RETURN FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	33,660,607.42		5.30%

REAL RETURN FUND	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	31,831,274.11		5.02%
REAL RETURN FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	4,833,788.78		6.23%
REAL RETURN FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14,336,814.01		18.48%
REAL RETURN FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	25,048,621.84	*	32.28%
REAL RETURN FUND	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	3,914,553.00		5.05%
REAL RETURN FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6,612,388.25		8.52%
REAL RETURN FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,895,498.42		5.02%
REAL RETURN FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	12,285,242.48		15.83%
REAL RETURN FUND	R		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	3,677,528.67		10.64%
REAL RETURN FUND	R	**	HARTFORD LIFE INSURANCE CO XXXK SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	7,560,838.48		21.87%
REAL RETURN FUND	R	**	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	3,504,159.19		10.13%
REAL RETURN FUND	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	2,628,108.71		7.60%
REAL RETURN FUND	R	**	UMB BANK N/A FIDUCIARY FOR TAX DEFERRED A/C’S 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	2,936,481.82		8.49%
REAL RETURN ASSET FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	33,189.88		11.86%

REAL RETURN ASSET FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	241,928.72	*	86.42%
REAL RETURN ASSET FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	124,973,049.60	*	32.82%
REAL RETURN ASSET FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	228,773,219.50	*	60.08%
REAL RETURN ASSET FUND	P	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	81,774.57		11.62%
REAL RETURN ASSET FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	389,027.09	*	55.28%
REAL RETURN ASSET FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	44,510.47		6.33%
REAL RETURN ASSET FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	50,857.12		7.23%
REAL RETURN LIMITED DURATION FUND	INST	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	300,000.00	*	100%
REAL RETURN LIMITED DURATION FUND	D	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	100%
REAL RETURN LIMITED DURATION FUND	P	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	100%
REALESTATEREALRETURN STRATEGY FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5,935,798.23		7.47%
REALESTATEREALRETURN STRATEGY FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,368,724.03		6.75%
REALESTATEREALRETURN STRATEGY FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	4,786,288.92		6.02%

REALESTATEREALRETURN STRATEGY FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,024,199.61		12.61%
REALESTATEREALRETURN STRATEGY FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	6,346,748.22		7.98%
REALESTATEREALRETURN STRATEGY FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13,914,562.08		17.51%
REALESTATEREALRETURN STRATEGY FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,793,910.51		9.16%
REALESTATEREALRETURN STRATEGY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,605,104.34		6.89%
REALESTATEREALRETURN STRATEGY FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3,665,822.99		7.01%
REALESTATEREALRETURN STRATEGY FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,926,624.07		5.59%
REALESTATEREALRETURN STRATEGY FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	20,696,024.35	*	39.55%
REALESTATEREALRETURN STRATEGY FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,645,238.76		5.06%
REALESTATEREALRETURN STRATEGY FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	13,738,473.28		23.75%
REALESTATEREALRETURN STRATEGY FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	29,393,758.66	*	50.81%

REALESTATEREALRETURN STRATEGY FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,332,699.04		9.22%
REALESTATEREALRETURN STRATEGY FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	40,995,593.67		11.41%
REALESTATEREALRETURN STRATEGY FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	102,000,700.50	*	28.38%
REALESTATEREALRETURN STRATEGY FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	153,084,161.50	*	42.60%
REALESTATEREALRETURN STRATEGY FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6,002,735.51		24.52%
REALESTATEREALRETURN STRATEGY FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,900,845.83		15.94%
REALESTATEREALRETURN STRATEGY FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	3,529,527.62		14.42%
REALESTATEREALRETURN STRATEGY FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,089,629.83		8.54%
REALESTATEREALRETURN STRATEGY FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	4,433,367.12		18.11%
REALPATHTM 2020 FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	149,138.57		13.53%
REALPATHTM 2020 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	303,994.47	*	27.59%

REALPATHTM 2020 FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	62,496.40		5.67%
REALPATHTM 2020 FUND	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	93,846.62		8.52%
REALPATHTM 2020 FUND	ADM	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,561,288.24	*	26.85%
REALPATHTM 2020 FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,560,895.91	*	44.04%
REALPATHTM 2020 FUND	ADM	**	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXXXXX PLASTIPAK PACKAGING INC PO BOX 2500C 41605 ANN ARBOR RD PLYMOUTH MI 48170-4304	1,669,753.13	*	28.72%
REALPATHTM 2020 FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	55,195.69		13.66%
REALPATHTM 2020 FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	135,780.06	*	33.61%
REALPATHTM 2020 FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	25,270.83		6.26%
REALPATHTM 2020 FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	30,728.37		7.61%
REALPATHTM 2020 FUND	C		SSB&T CUST ROLLOVER IRA FBO TERRY W STEWART 3655 E ADAMS ST HERNANDO FL 34442-2501	21,859.71		5.41%
REALPATHTM 2020 FUND	D		MID ATLANTIC TRUST COMPANY FBO SCRIPT TO SCREEN PRODUCTIONS XXX(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	82,189.27		24.45%

REALPATHTM 2020 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	178,034.66	*	52.96%
REALPATHTM 2020 FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	32,394.51		9.64%
REALPATHTM 2020 FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	938,241.11	*	26.64%
REALPATHTM 2020 FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,356,229.42	*	38.51%
REALPATHTM 2020 FUND	INST	**	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC-1076 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	238,889.30		6.78%
REALPATHTM 2020 FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6,162.17	*	86.93%
REALPATHTM 2020 FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	926.33		13.07%
REALPATHTM 2020 FUND	R	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	49,548.85	*	28.75%
REALPATHTM 2020 FUND	R		PHIL ESTRADA FBO QUIMEX INC XXX(K) PROFIT SHARING PL 14702 HAMLIN AVE MIDLOTHIAN IL 60445-3427	18,540.94		10.76%
REALPATHTM 2020 FUND	R		TD AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	9,111.74		5.29%
REALPATHTM 2020 FUND	R		YUVAL YANIV FBO ADVANCED TECHNICAL SOLUTIONS I XXXK PSP & TR 2986 NAVAJO STREET YORKTOWN HTS NY 10598-1834	82,596.04	*	47.92%
REALPATHTM 2025 FUND	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	32,382.24		12.67%

REALPATHTM 2025 FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	16,619.45		6.50%
REALPATHTM 2025 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	84,589.39	*	33.10%
REALPATHTM 2025 FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	45,165.77		17.67%
REALPATHTM 2025 FUND	ADM	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,263,187.08		22.89%
REALPATHTM 2025 FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,629,143.27	*	47.63%
REALPATHTM 2025 FUND	ADM	**	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXXXXX PLASTIPAK PACKAGING INC PO BOX 2500C 41605 ANN ARBOR RD PLYMOUTH MI 48170-4304	1,610,442.47	*	29.18%
REALPATHTM 2025 FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	22,726.15	*	25.34%
REALPATHTM 2025 FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	18,512.96		20.64%
REALPATHTM 2025 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	12,881.33		14.36%
REALPATHTM 2025 FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11,875.66		13.24%
REALPATHTM 2025 FUND	D		CAPITAL ONE INVESTING, LLC --OMNIBUS ACCOUNT-- 83 S KING ST STE 700 SEATTLE WA 98104-2851	12,230.79		14.05%

REALPATHTM 2025 FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	40,765.76	*	46.83%
REALPATHTM 2025 FUND	D	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	7,411.96		8.51%
REALPATHTM 2025 FUND	D		MID ATLANTIC TRUST COMPANY FBO SCRIPT TO SCREEN PRODUCTIONS XXX(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12,177.79		13.99%
REALPATHTM 2025 FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	297,322.89		14.04%
REALPATHTM 2025 FUND	INST	**	MATRIX AS CUST FBO HEAT AND FROST INSULATORS AND ALLIED WRKS LOCAL NOX ANNUITY SAVINGS FUND PO BOX 52129 PHOENIX AZ 85072-2129	107,755.06		5.09%
REALPATHTM 2025 FUND	INST	**	MATRIX TRUST CO AS TTEE FBO OVERLAND PARK KANSAS MUNICIPAL EMPS PP&T PO BOX 52129 PHOENIX AZ 85072-2129	118,383.09		5.59%
REALPATHTM 2025 FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,096,075.30	*	51.77%
REALPATHTM 2025 FUND	INST	**	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC-1076 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	199,953.88		9.44%
REALPATHTM 2025 FUND	P	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,188.58	*	100%
REALPATHTM 2025 FUND	R		GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS XXXK 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	56,807.62	*	91.45%
REALPATHTM 2025 FUND	R	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	3,803.43		6.12%

REALPATHTM 2030 FUND	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	43,676.84		5.38%
REALPATHTM 2030 FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	44,914.68		5.54%
REALPATHTM 2030 FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	117,240.22		14.45%
REALPATHTM 2030 FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	64,592.01		7.96%
REALPATHTM 2030 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	233,431.30	*	28.77%
REALPATHTM 2030 FUND	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	59,079.56		7.28%
REALPATHTM 2030 FUND	A	**	RELIANCE TRUST COMPANY TTEE FBO ADP ACCESS LARGE MARKET XXX(K) PLAN 1100 ABERNATHY RD ATLANTA GA 30328-5620	95,249.71		11.74%
REALPATHTM 2030 FUND	ADM	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,157,225.97	*	25.77%
REALPATHTM 2030 FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	3,542,061.44	*	42.32%
REALPATHTM 2030 FUND	ADM	**	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXXXXX PLASTIPAK PACKAGING INC PO BOX 2500C 41605 ANN ARBOR RD PLYMOUTH MI 48170-4304	2,626,429.62	*	31.38%

REALPATHTM 2030 FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	42,650.79		12.19%
REALPATHTM 2030 FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	99,881.32	*	28.54%
REALPATHTM 2030 FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	36,960.99		10.56%
REALPATHTM 2030 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	23,551.54		6.73%
REALPATHTM 2030 FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	30,635.64		8.75%

REALPATHTM 2030 FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	62,170.27	*	25.29%
REALPATHTM 2030 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	102,127.44	*	41.54%
REALPATHTM 2030 FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	48,788.83		19.84%
REALPATHTM 2030 FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,247,378.20	*	26.00%
REALPATHTM 2030 FUND	INST	**	GREAT WEST TRUST COMPANY LLC TTEE FBO CITY AND COUNTY OF BROOMFIELD MPP FOR PEACE OFFICERS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	594,728.21		12.39%

REALPATHTM 2030 FUND	INST	**	MATRIX AS CUST FBO HEAT AND FROST INSULATORS AND ALLIED WRKS LOCAL NOX ANNUITY SAVINGS FUND PO BOX 52129 PHOENIX AZ 85072-2129	369,362.83		7.70%
REALPATHTM 2030 FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,709,888.84	*	35.64%
REALPATHTM 2030 FUND	INST	**	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC-1076 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	283,435.41		5.91%
REALPATHTM 2030 FUND	P	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,516.73	*	100%

REALPATHTM 2030 FUND	R		COUNSEL TR DBA MATC FBO STUART W HONICK D P M P T LLC XXXK PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	16,744.87		8.50%
REALPATHTM 2030 FUND	R		MID ATLANTIC TR CO FBO IDC INDUSTRIES INC XXXK PSP & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	45,070.44		22.89%
REALPATHTM 2030 FUND	R	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	88,533.64	*	44.96%
REALPATHTM 2035 FUND	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	14,716.38		9.34%
REALPATHTM 2035 FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	16,572.79		10.51%
REALPATHTM 2035 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	48,931.62	*	31.04%
REALPATHTM 2035 FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9,971.31		6.33%
REALPATHTM 2035 FUND	A		RELIANCE TRUST COMPANY FBO PARKER MCCAY P.O. BOX 48529 ATLANTA GA 30362-1529	17,112.67		10.86%

REALPATHTM 2035 FUND	A	**	RELIANCE TRUST COMPANY TTEE FBO ADP ACCESS LARGE MARKET XXX(K) PLAN 1100 ABERNATHY RD ATLANTA GA 30328-5620	11,776.66		7.47%
REALPATHTM 2035 FUND	ADM	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	787,404.57		15.26%
REALPATHTM 2035 FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,744,967.58	*	53.20%
REALPATHTM 2035 FUND	ADM	**	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXXXXX PLASTIPAK PACKAGING INC PO BOX 2500C 41605 ANN ARBOR RD PLYMOUTH MI 48170-4304	1,593,500.16	*	30.88%
REALPATHTM 2035 FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,464.06		5.02%
REALPATHTM 2035 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	4,087.74		14.01%
REALPATHTM 2035 FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,860.46		6.38%
REALPATHTM 2035 FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9,120.42	*	31.26%
REALPATHTM 2035 FUND	C		SSB&T CUST IRA FBO CARL MIKKELSEN 180 MILES CT TURLOCK CA 95382-1772	2,566.12		8.80%
REALPATHTM 2035 FUND	C		SSB&T CUST IRA FBO EVANGELINE O FAWSON 6295 EL PALOMINO DR RIVERSIDE CA 92509-6154	1,631.87		5.59%
REALPATHTM 2035 FUND	D		CAPITAL ONE INVESTING, LLC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	8,295.74		11.30%
REALPATHTM 2035 FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10,439.64		14.22%

REALPATHTM 2035 FUND	D		MID ATLANTIC TRUST COMPANY FBO SCRIPT TO SCREEN PRODUCTIONS XXX(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	20,237.68	*	27.56%
REALPATHTM 2035 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	13,772.27		18.75%
REALPATHTM 2035 FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,055.59		6.88%
REALPATHTM 2035 FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	481,904.95		16.71%
REALPATHTM 2035 FUND	INST	**	GREAT WEST TRUST COMPANY LLC TTEE FBO CITY AND COUNTY OF BROOMFIELD MPP FOR PEACE OFFICERS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	157,192.67		5.45%
REALPATHTM 2035 FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,622,777.17	*	56.28%
REALPATHTM 2035 FUND	INST	**	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC-1076 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	168,967.80		5.86%
REALPATHTM 2035 FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,903.45	*	100%
REALPATHTM 2035 FUND	R		GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS XXXK 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	14,108.50	*	85.30%
REALPATHTM 2035 FUND	R		TD AMERITRADE FBO DOCTORS FOR KIDS EMPLOYEES PSP FBO JULIE ZDANKEWICZ UA MAY XX, XXX AMI K MAVANI OR PANKAJ MAVANI TRS 940 W AVON RD STE 10 ROCHESTER HLS MI 48307-2760	1,164.38		7.04%

REALPATHTM 2035 FUND	R		TD AMERITRADE FBO RUSSELL FEHR TR CITY OF SACRAMENTO XXX PLAN FBO CRAIG L WETTERER 5392 YELLOW PINE WAY SACRAMENTO CA 95841-2853	1,076.00		6.51%
REALPATHTM 2040 FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	121,437.34		17.1%
REALPATHTM 2040 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	131,659.74		18.54%
REALPATHTM 2040 FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	165,962.49		23.37%
REALPATHTM 2040 FUND	A	**	RELIANCE TRUST COMPANY TTEE FBO ADP ACCESS LARGE MARKET XXX(K) PLAN 1100 ABERNATHY RD ATLANTA GA 30328-5620	46,974.87		6.61%
REALPATHTM 2040 FUND	ADM	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	953,767.18		20.47%
REALPATHTM 2040 FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,240,085.14	*	48.09%
REALPATHTM 2040 FUND	ADM	**	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXXXXX PLASTIPAK PACKAGING INC PO BOX 2500C 41605 ANN ARBOR RD PLYMOUTH MI 48170-4304	1,456,376.41	*	31.26%
REALPATHTM 2040 FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	35,458.14		18.71%
REALPATHTM 2040 FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	48,835.93	*	25.76%

REALPATHTM 2040 FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10,868.58		5.73%
REALPATHTM 2040 FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14,666.91		7.74%
REALPATHTM 2040 FUND	C		SCOTT D CLARK & KELLI A CLARK TTEES CLARK FAMILY TRUST U/A DTD XX/XX/XXXX 17485 W 67TH PL ARVADA CO 80007-6844	10,424.48		5.50%
REALPATHTM 2040 FUND	C		SSB&T CUST SIMPLE IRA HERITAGE CLUB FBO LEWIS M ROSENBLOOM 4783 GEMSTONE CT MASON OH 45040-3308	17,994.80		9.49%
REALPATHTM 2040 FUND	D		CAPITAL ONE INVESTING, LLC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	21,240.80		9.19%
REALPATHTM 2040 FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	13,683.84		5.92%
REALPATHTM 2040 FUND	D		E TRADE CLEARING LLC XXX-XXXXX-XX IRA CUSTODIAN PO BOX 484 JERSEY CITY NJ 07303-0484	12,082.11		5.23%
REALPATHTM 2040 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	76,123.17	*	32.92%
REALPATHTM 2040 FUND	D		TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	73,244.86	*	31.68%
REALPATHTM 2040 FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,141,470.86		20.06%
REALPATHTM 2040 FUND	INST	**	GREAT WEST TRUST COMPANY LLC TTEE FBO CITY AND COUNTY OF BROOMFIELD MPP FOR PEACE OFFICERS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	619,017.74		10.88%
REALPATHTM 2040 FUND	INST	**	MG TRUST COMPANY CUST. FBO TRI-AD 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	305,723.92		5.37%

REALPATHTM 2040 FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	3,225,618.16	*	56.70%
REALPATHTM 2040 FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	856.66	*	99.24%
REALPATHTM 2040 FUND	R		GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS XXXK 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5,174.37		8.53%
REALPATHTM 2040 FUND	R		MID ATLANTIC TR CO FBO DOLPHIN SWIM SCHOOL INC XXXK PSP & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12,904.91		21.26%
REALPATHTM 2040 FUND	R		MID ATLANTIC TR CO FBO MICROMIDAS INC XXXK PSP & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5,274.10		8.69%
REALPATHTM 2040 FUND	R	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25,696.19	*	42.34%
REALPATHTM 2040 FUND	R		TD AMERITRADE TR CO CO# XXTBX PO BOX 17748 DENVER CO 80217-0748	3,569.56		5.88%
REALPATHTM 2040 FUND	R		TD AMERITRADE TRUST COMPANY CO#XXXXB PO BOX 17748 DENVER CO 80217-0748	3,781.70		6.23%
REALPATHTM 2045 FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	7,117.82		8.62%
REALPATHTM 2045 FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	22,463.39	*	27.21%
REALPATHTM 2045 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	24,689.55	*	29.91%
REALPATHTM 2045 FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,775.91		7.00%

REALPATHTM 2045 FUND	A		RELIANCE TRUST COMPANY FBO PARKER MCCAY P.O. BOX 48529 ATLANTA GA 30362-1529	5,114.08		6.20%
REALPATHTM 2045 FUND	A	**	RELIANCE TRUST COMPANY TTEE FBO ADP ACCESS LARGE MARKET XXX(K) PLAN 1100 ABERNATHY RD ATLANTA GA 30328-5620	5,523.96		6.69%
REALPATHTM 2045 FUND	ADM	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	134,174.77		8.10%
REALPATHTM 2045 FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	790,150.58	*	47.70%
REALPATHTM 2045 FUND	ADM	**	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXXXXX PLASTIPAK PACKAGING INC PO BOX 2500C 41605 ANN ARBOR RD PLYMOUTH MI 48170-4304	727,041.99	*	43.89%
REALPATHTM 2045 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,872.24		21.22%
REALPATHTM 2045 FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,842.31	*	28.39%
REALPATHTM 2045 FUND	C		SSB&T CUST IRA FBO BRADFORD MULKEY 102 N BELVEDERE AVE GASTONIA NC 28054-4212	794.76		5.87%
REALPATHTM 2045 FUND	C		SSB&T CUST IRA FBO CHRISTINA BETHUREM 396 BELLEVUE AVE #302 OAKLAND CA 94610-3411	1,008.46		7.45%
REALPATHTM 2045 FUND	C		SSB&T CUST ROTH IRA FBO BREANNA M FLANAGAN 8253 MAYO DR UNIT 306 MADISON WI 53719-3907	1,217.31		8.99%
REALPATHTM 2045 FUND	C		SSB&T CUST ROTH IRA FBO JULIE DESAI 225 FISALIA CT FREMONT CA 94539-3028	1,088.17		8.04%
REALPATHTM 2045 FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,000.20		5.17%
REALPATHTM 2045 FUND	D		MID ATLANTIC TRUST COMPANY FBO SCRIPT TO SCREEN PRODUCTIONS XXX(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	17,896.57	*	30.86%

REALPATHTM 2045 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	24,371.59	*	42.02%
REALPATHTM 2045 FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	11,117.75		19.17%
REALPATHTM 2045 FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	3,251,062.85	*	87.90%
REALPATHTM 2045 FUND	P	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,146.82	*	100%
REALPATHTM 2045 FUND	R		GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS XXXK 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7,219.35	*	87.23%
REALPATHTM 2045 FUND	R		TD AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	685.87		8.29%
REALPATHTM 2050 FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	21,303.14		6.17%
REALPATHTM 2050 FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	50,859.30		14.72%
REALPATHTM 2050 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	29,563.67		8.56%
REALPATHTM 2050 FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	53,670.94		15.54%
REALPATHTM 2050 FUND	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	54,377.30		15.74%

REALPATHTM 2050 FUND	A		RELIANCE TRUST COMPANY FBO PARKER MCCAY P.O. BOX 48529 ATLANTA GA 30362-1529	23,497.01		6.80%
REALPATHTM 2050 FUND	ADM	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	647,190.63		13.26%
REALPATHTM 2050 FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	3,398,360.38	*	69.61%
REALPATHTM 2050 FUND	ADM	**	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXXXXX PLASTIPAK PACKAGING INC PO BOX 2500C 41605 ANN ARBOR RD PLYMOUTH MI 48170-4304	816,923.14		16.73%
REALPATHTM 2050 FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	14,580.54		16.86%
REALPATHTM 2050 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	11,563.93		13.37%
REALPATHTM 2050 FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,459.82		6.31%
REALPATHTM 2050 FUND	C		SSB&T CUST ROTH IRA FBO AMBER L H CYPERS 1917 DAN DR LAYTON UT 84040-2331	10,219.74		11.82%
REALPATHTM 2050 FUND	C		SSB&T CUST ROTH IRA FBO MITCHELL M CYPERS 1917 DAN DR LAYTON UT 84040-2331	9,697.89		11.22%
REALPATHTM 2050 FUND	D		CAPITAL ONE INVESTING, LLC --OMNIBUS ACCOUNT-- 83 S KING ST STE 700 SEATTLE WA 98104-2851	11,676.73		7.84%
REALPATHTM 2050 FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	32,504.56		21.82%
REALPATHTM 2050 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	34,004.47		22.83%

REALPATHTM 2050 FUND	D		TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	45,540.23	*	30.57%
REALPATHTM 2050 FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	950,092.79		17.13%
REALPATHTM 2050 FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	4,256,173.52	*	76.76%
REALPATHTM 2050 FUND	P	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,565.42	*	34.80%
REALPATHTM 2050 FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,932.66	*	65.20%
REALPATHTM 2050 FUND	R		ASCENSUS TRUST COMPANY FBO GC COM CONSTRUCTION CO INC RETIR XXXXXX P O BOX 10758 FARGO ND 58106-0758	12,634.66	*	36.37%
REALPATHTM 2050 FUND	R		ASCENSUS TRUST COMPANY FBO L.I. NEUROLOGY CONSULTANTS XXX(K) P XXXXXX P.O. BOX 10758 FARGO ND 58106-0758	2,819.15		8.12%
REALPATHTM 2050 FUND	R		GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS XXXK 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	2,144.88		6.17%
REALPATHTM 2050 FUND	R		MID ATLANTIC TR CO FBO MICROMIDAS INC XXXK PSP & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7,071.12		20.36%
REALPATHTM 2050 FUND	R	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,977.36		14.33%
REALPATHTM 2050 FUND	R		PAI TRUST COMPANY, INC. ALBINDER ALTMAN & BLOCK LLP XXX(K) 1300 ENTERPRISE DR DE PERE WI 54115-4934	2,727.22		7.85%
REALPATHTM 2055 FUND	A	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,003.60		17.27%

REALPATHTM 2055 FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	4,718.02	*	81.18%
REALPATHTM 2055 FUND	ADM	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,004.33	*	31.10%
REALPATHTM 2055 FUND	ADM	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,225.38	*	68.90%
REALPATHTM 2055 FUND	C	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,002.28	*	57.00%
REALPATHTM 2055 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	505.75	*	28.76%
REALPATHTM 2055 FUND	C		SSB&T CUST ROTH IRA FBO LAUREN M ZABROSKE 13300 MORRIS RD UNIT 84 ALPHARETTA GA 30004-6137	250.48		14.24%
REALPATHTM 2055 FUND	D	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,003.63	*	77.96%
REALPATHTM 2055 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	283.72		22.04%
REALPATHTM 2055 FUND	INST	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	301,370.85	*	100%
REALPATHTM 2055 FUND	P	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,004.27		19.64%
REALPATHTM 2055 FUND	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	4,109.88	*	80.36%
REALPATHTM 2055 FUND	R	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	1,003.12	*	100%
REALPATHTM INCOME FUND	A	**	DWS TRUST COMPANY TTEE DWS TRUST COMPANY FBO DIAMOND PRODUCTS XXXK & PROFIT SHARING PLAN PO BOX 1757 SALEM NH 03079-1143	50,622.70		5.38%

REALPATHTM INCOME FUND	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	86,766.04		9.23%
REALPATHTM INCOME FUND	A		MID ATLANTIC TRUST COMPANY FBO POPPLE CONSTRUCTION, INC. XXX(K) PR 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	151,907.01		16.16%
REALPATHTM INCOME FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	329,830.84	*	35.08%
REALPATHTM INCOME FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	111,684.55		11.88%
REALPATHTM INCOME FUND	ADM	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,010,339.02		19.43%
REALPATHTM INCOME FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,943,450.66	*	56.59%
REALPATHTM INCOME FUND	ADM	**	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXXXXX PLASTIPAK PACKAGING INC PO BOX 2500C 41605 ANN ARBOR RD PLYMOUTH MI 48170-4304	1,226,504.34		23.58%
REALPATHTM INCOME FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	28,271.99		8.11%
REALPATHTM INCOME FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	52,330.80		15.02%
REALPATHTM INCOME FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	34,857.12		10.00%

REALPATHTM INCOME FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	103,854.19	*	29.80%
REALPATHTM INCOME FUND	D		AMERITRADE INC FBO XXXXXXXXXX PO BOX 2226 OMAHA NE 68103-2226	108,659.96	*	36.30%
REALPATHTM INCOME FUND	D		E*TRADE CLEARING LLC XXX-XXXXX-XX PO BOX 484 JERSEY CITY NJ 07303-0484	20,642.76		6.90%
REALPATHTM INCOME FUND	D	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	33,240.29		11.10%
REALPATHTM INCOME FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	85,500.61	*	28.56%
REALPATHTM INCOME FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	15,019.13		5.02%
REALPATHTM INCOME FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	524,583.38		15.43%
REALPATHTM INCOME FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,514,367.99	*	44.56%
REALPATHTM INCOME FUND	INST	**	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	291,811.71		8.59%
REALPATHTM INCOME FUND	INST	**	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC-1076 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	196,654.85		5.79%
REALPATHTM INCOME FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	611.31		5.63%
REALPATHTM INCOME FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,959.06	*	54.90%
REALPATHTM INCOME FUND	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	3,580.66	*	32.99%

REALPATHTM INCOME FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	702.41		6.47%
REALPATHTM INCOME FUND	R		MID ATLANTIC TRUST COMPANY FBO ACCESS LIVING, INC XXX(K) PROFIT SH 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	8,509.56	*	40.53%
REALPATHTM INCOME FUND	R	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6,260.73	*	29.82%
REALPATHTM INCOME FUND	R		TD AMERITRADE TR CO CO# XXTBX PO BOX 17748 DENVER CO 80217-0748	5,483.47	*	26.12%
SENIOR FLOATING RATE FUND	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	548,600.54		5.97%
SENIOR FLOATING RATE FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	636,423.52		6.93%
SENIOR FLOATING RATE FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR C USTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,386,704.69		15.10%
SENIOR FLOATING RATE FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,266,534.71		24.68%
SENIOR FLOATING RATE FUND	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	471,107.70		5.13%
SENIOR FLOATING RATE FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	923,674.63		10.06%
SENIOR FLOATING RATE FUND	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	387,593.60		5.40%
SENIOR FLOATING RATE FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	827,282.64		11.53%

SENIOR FLOATING RATE FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR C USTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	943,204.80		13.15%
SENIOR FLOATING RATE FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,337,605.38	*	32.59%
SENIOR FLOATING RATE FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	460,458.72		6.42%
SENIOR FLOATING RATE FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	383,768.28		21.45%
SENIOR FLOATING RATE FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	563,793.90	*	31.51%
SENIOR FLOATING RATE FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	497,600.60	*	27.81%
SENIOR FLOATING RATE FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	11,126,124.24		5.88%
SENIOR FLOATING RATE FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	86,986,988.31	*	45.94%
SENIOR FLOATING RATE FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	72,192,329.59	*	38.13%
SENIOR FLOATING RATE FUND	P	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	399,722.55		18.85%
SENIOR FLOATING RATE FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	686,570.54	*	32.37%

SENIOR FLOATING RATE FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	120,454.56		5.68%
SENIOR FLOATING RATE FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	185,906.57		8.77%
SENIOR FLOATING RATE FUND	P	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	212,012.36		10.00%
SENIOR FLOATING RATE FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	338,336.48		15.95%
SENIOR FLOATING RATE FUND	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	471,958.36	*	96.89%
SHORT ASSET INVESTMENT FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	52,458.36		8.28%
SHORT ASSET INVESTMENT FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	150,863.73		23.82%
SHORT ASSET INVESTMENT FUND	A	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	204,799.17	*	32.34%
SHORT ASSET INVESTMENT FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	107,685.01		17.01%
SHORT ASSET INVESTMENT FUND	A	**	VANGUARD BROKERAGE SERVICES A/C XXXX-XXXX PO BOX 1170 VALLEY FORGE PA 19482-1170	50,080.45		7.91%
SHORT ASSET INVESTMENT FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	27,707.68	*	86.93%
SHORT ASSET INVESTMENT FUND	ADM	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,144.32		9.86%
SHORT ASSET INVESTMENT FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	52,966.99		11.11%

SHORT ASSET INVESTMENT FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	385,605.88	*	80.91%
SHORT ASSET INVESTMENT FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	36,914.49		7.75%
SHORT ASSET INVESTMENT FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6,819,171.00		19.54%
SHORT ASSET INVESTMENT FUND	INST		DISTRICT BOARD OF TRUSTEES ATTN LAWRENCE WUMMER 6400 NW 6TH WAY FORT LAUDERDALE FL 33309-6123	2,495,419.51		7.15%
SHORT ASSET INVESTMENT FUND	INST	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	1,838,751.70		5.27%
SHORT ASSET INVESTMENT FUND	INST		NORTHWESTERN MEMORIAL HEALTHCARE 541 N FAIRBANKS CT STE 1600 CHICAGO IL 60611-3418	4,134,863.09		11.85%
SHORT ASSET INVESTMENT FUND	INST		ROCK ISLAND ASSETS LLC 4111 E 37TH ST N WICHITA KS 67220-3203	2,998,633.21		8.59%
SHORT ASSET INVESTMENT FUND	INST	**	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS XXX PLAN AGE-BASED PORTFOLIO XX PLUS PXXF ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	2,098,835.57		6.01%
SHORT ASSET INVESTMENT FUND	INST	**	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS XXX PLAN AGE-BASED PORTFOLIO XX-XX PXXE ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	2,164,600.43		6.20%
SHORT ASSET INVESTMENT FUND	INST		WELLS FARGO BANK NA FBO SENTARA HC PIMCO ALL ASSET FUND PO BOX 1533 MINNEAPOLIS MN 55480-1533	2,494,679.07		7.15%
SHORT ASSET INVESTMENT FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	38,497.77	*	54.65%

SHORT ASSET INVESTMENT FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	31,473.32	*	44.68%
SHORT DURATION MUNICIPAL INCOME FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,413,337.41		11.86%
SHORT DURATION MUNICIPAL INCOME FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,592,134.28		21.75%
SHORT DURATION MUNICIPAL INCOME FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	908,067.58		7.62%
SHORT DURATION MUNICIPAL INCOME FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	4,713,896.33	*	39.56%
SHORT DURATION MUNICIPAL INCOME FUND	ADM	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	551.58	*	78.26%
SHORT DURATION MUNICIPAL INCOME FUND	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	153.18		21.73%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	206,299.68		12.65%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	427,120.39	*	26.18%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	210,507.14		12.90%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	111,753.37		6.85%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	161,127.09		9.88%

SHORT DURATION MUNICIPAL INCOME FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	150,707.29		9.24%
SHORT DURATION MUNICIPAL INCOME FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	49,776.83		18.15%
SHORT DURATION MUNICIPAL INCOME FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	153,985.35	*	56.14%
SHORT DURATION MUNICIPAL INCOME FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	44,592.87		16.26%
SHORT DURATION MUNICIPAL INCOME FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,420,037.92	*	58.54%
SHORT DURATION MUNICIPAL INCOME FUND	INST	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	297,151.30		5.09%
SHORT DURATION MUNICIPAL INCOME FUND	INST	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	599,759.33		10.27%
SHORT DURATION MUNICIPAL INCOME FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	545,105.03		9.33%
SHORT DURATION MUNICIPAL INCOME FUND	INST	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	687,125.69		11.76%
SHORT DURATION MUNICIPAL INCOME FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	348,018.17		8.99%
SHORT DURATION MUNICIPAL INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,394,411.90	*	36.00%

SHORT DURATION MUNICIPAL INCOME FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	1,589,563.21	*	41.04%
SHORT DURATION MUNICIPAL INCOME FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	283,163.17		7.31%
SHORT-TERM FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,127,286.25		10.01%
SHORT-TERM FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,734,301.49		12.64%
SHORT-TERM FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	8,532,640.46		13.94%
SHORT-TERM FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	5,833,411.38		9.53%
SHORT-TERM FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,909,148.51		9.66%
SHORT-TERM FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11,778,477.96		19.25%
SHORT-TERM FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	176,742,633.50	*	97.20%
SHORT-TERM FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,274,362.73		12.28%
SHORT-TERM FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	965,416.57		5.21%
SHORT-TERM FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,208,245.02		17.33%

SHORT-TERM FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,834,090.31		9.91%
SHORT-TERM FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,888,849.88		10.20%
SHORT-TERM FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,841,303.34		15.35%
SHORT-TERM FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,822,904.15		9.85%
SHORT-TERM FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	21,539,927.43	*	52.09%
SHORT-TERM FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	12,459,550.50	*	30.13%
SHORT-TERM FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	2,219,799.69		5.37%
SHORT-TERM FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	155,147,595.80		14.60%
SHORT-TERM FUND	INST	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	325,914,716.50	*	30.67%
SHORT-TERM FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	206,680,554.80		19.45%

SHORT-TERM FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,734,902.19		15.33%
SHORT-TERM FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	17,938,902.50	*	40.83%
SHORT-TERM FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,254,558.46		5.13%
SHORT-TERM FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,679,309.59		8.38%
SHORT-TERM FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	6,264,920.53		14.26%
SHORT-TERM FUND	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	8,047,415.41	*	90.66%
STOCKSPLUS® FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,839,629.56		7.11%
STOCKSPLUS® FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,971,674.29		11.49%
STOCKSPLUS® FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,899,786.79		7.35%
STOCKSPLUS® FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,197,761.92		16.23%
STOCKSPLUS® FUND	ADM	**	FIIOC FBO CHESTNUT CAMBRONNE PA XXXK PLAN XXXXX 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	30,227.67		5.18%
STOCKSPLUS® FUND	ADM	**	GREAT WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL OMNIPUTNAM C/O MUTUAL FUND TRADING 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	38,053.95		6.52%
STOCKSPLUS® FUND	ADM	**	MG TRUST CO AS THE AGENT FOR NTC & CO CUSTODIAN FBO QUALIFIED PLANS PO BOX 5508 DENVER CO 80217-5508	101,362.80		17.35%

STOCKSPLUS® FUND	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	148,112.20	*	25.36%
STOCKSPLUS® FUND	ADM	**	STATE STREET BANK TTEE AND/OR CUST FBO ADP ACCESS XXX (K) PLAN 1 LINCOLN ST BOSTON MA 02111-2901	195,206.99	*	33.42%
STOCKSPLUS® FUND	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	36,165.77		6.19%
STOCKSPLUS® FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,843,542.45		10.69%
STOCKSPLUS® FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	996,742.35		5.78%
STOCKSPLUS® FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,185,530.43		12.67%
STOCKSPLUS® FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,104,070.01		6.40%
STOCKSPLUS® FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,208,393.63		7.00%
STOCKSPLUS® FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,220,273.62		12.87%
STOCKSPLUS® FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,450,368.83		8.41%
STOCKSPLUS® FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,347,488.40	*	36.21%

STOCKSPLUS® FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,480,561.06	*	39.79%
STOCKSPLUS® FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	250,088.19		6.72%
STOCKSPLUS® FUND	D		RELIANCE TRUST COMPANY FBO MISS METH XXXB P.O. BOX 48529 ATLANTA GA 30362-1529	208,480.17		5.60%
STOCKSPLUS® FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	11,052,303.75		19.62%
STOCKSPLUS® FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7,988,484.10		14.18%
STOCKSPLUS® FUND	INST		STATE STREET BANK FBO PVIT GLOBAL MULTI ASSET PORT 801 PENNSYLVANIA AVE ATTN CHUCK NIXON KANSAS CITY MO 64105-1307	9,239,511.77		16.40%
STOCKSPLUS® FUND	INST		STATE STREET KANSAS CITY FBO PIMCO GLOBAL MULTI-ASSET FND ATTN: CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	10,427,330.82		18.51%
STOCKSPLUS® FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,288,701.10	*	42.28%
STOCKSPLUS® FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	480,926.27		15.78%
STOCKSPLUS® FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	215,614.75		7.07%
STOCKSPLUS® FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	400,888.36		13.15%

STOCKSPLUS® FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	267,226.31	8.77%
STOCKSPLUS® FUND	R		LINCOLN RETIREMENT SERVICES COMPANY FBO ORNL FED CREDIT UNION XXXK PO BOX 7876 FORT WAYNE IN 46801-7876	112,751.19	7.26%
STOCKSPLUS® FUND	R	**	MASSACHUSETTES MUTUAL LIFE INSURANCE CO 1295 STATE STREET MIP N255 SPRINGFIELD MA 01111-0001	376,185.97	24.23%
STOCKSPLUS® FUND	R	**	MATRIX AS TTEE FBO HARLAN LABORATORIES, INC XXX(K) PLAN PO BOX 52129 PHOENIX AZ 85072-2129	162,457.32	10.46%
STOCKSPLUS® FUND	R	**	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	197,153.30	12.70%
STOCKSPLUS® FUND	R	**	TAYNIK & CO C/O INVESTORS BANK & TRUST ATTN MUTUAL FUND PROCESSING 1200 CROWN COLONY DR QUINCY MA 02169-0938	113,405.01	7.30%
STOCKSPLUS® ABSOLUTE RETURN FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5,493,690.78	14.92%
STOCKSPLUS® ABSOLUTE RETURN FUND	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,092,961.79	5.68%
STOCKSPLUS® ABSOLUTE RETURN FUND	A	**	HARTFORD LIFE INSURANCE CO XXXK SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	1,970,295.19	5.35%
STOCKSPLUS® ABSOLUTE RETURN FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,499,755.68	6.79%
STOCKSPLUS® ABSOLUTE RETURN FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,645,647.33	7.19%
STOCKSPLUS® ABSOLUTE RETURN FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	4,767,313.79	12.95%

STOCKSPLUS® ABSOLUTE RETURN FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,896,027.99	13.30%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1,472,634.15	5.95%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,465,235.16	9.97%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	1,638,701.37	6.63%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,615,700.00	6.53%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,852,674.30	11.53%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,680,245.36	10.84%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,644,819.14	6.65%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,694,602.11	14.94%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,245,753.74	5.04%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,907,733.63	7.71%
STOCKSPLUS® ABSOLUTE RETURN FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,548,597.05	18.28%

STOCKSPLUS® ABSOLUTE RETURN FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	19,220,436.41	*	63.31%
STOCKSPLUS® ABSOLUTE RETURN FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,572,243.55		8.47%
STOCKSPLUS® ABSOLUTE RETURN FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	42,798,715.60	*	69.79%
STOCKSPLUS® ABSOLUTE RETURN FUND	INST	**	STATE STREET AS CUST FBO SOUTH DAKOTA HIGHER EDUCATION TR SELECT PIMCO STOCKSPLUS TR FD INV PORT 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	3,644,293.98		5.94%
STOCKSPLUS® ABSOLUTE RETURN FUND	P	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,820,259.41		18.66%
STOCKSPLUS® ABSOLUTE RETURN FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,720,157.46		18.00%
STOCKSPLUS® ABSOLUTE RETURN FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,624,224.75		10.75%
STOCKSPLUS® ABSOLUTE RETURN FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	2,295,522.96		15.19%
STOCKSPLUS® ABSOLUTE RETURN FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	770,228.36		5.10%
STOCKSPLUS® ABSOLUTE RETURN FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,167,843.59		14.34%
STOCKSPLUS® ABSOLUTE RETURN FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,431,698.00		9.47%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	574,486.88		14.48%

STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	492,299.12		12.41%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	334,460.90		8.43%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	275,742.61		6.95%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	A	**	RELIANCE TRUST COMPANY TTEE FBO ADP ACCESS LARGE MARKET XXX(K) PLAN 1100 ABERNATHY RD ATLANTA GA 30328-5620	257,319.17		6.49%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	A	**	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	457,748.94		11.54%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	ADM	**	FIIOC FBO MINER BARNHILL & GALLAND P C PROFIT SHARING AND XXX K PLAN XXXXX 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	149,047.95		24.26%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	ADM	**	FIIOC FBO RYESON CORPORATION PROFIT SHARING PLAN - XXXXX 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	64,925.00		10.57%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	ADM	**	FIIOC FBO SPELLMAN HIGH VOLTAGE ELECTRONICS CORP XXXXX 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	166,784.27	*	27.15%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	ADM	**	FIIOC FBO THOMAS & LOCICERO XXX K PROFIT SHARING PLAN XXXXX 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	36,983.46		6.02%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	232,339.22		14.91%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	128,529.84		8.25%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	159,905.76		10.26%

STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	140,954.92		9.05%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	207,264.95		13.30%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	94,686.19		6.08%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	94,103.50		6.04%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,048,219.58	*	34.03%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	D	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	515,717.15		8.57%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,884,395.41	*	47.92%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	INST		STATE OF MICHIGAN RETIREMENT SYSTEMS 2501 COOLIDGE RD STE 400 EAST LANSING MI 48823-6352	161,469,185.00	*	92.04%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,586,948.58	*	42.60%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,879,910.72	*	30.95%
STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	894,019.05		14.72%

STOCKSPLUS® INTERNATIONAL FUND (UNHEDGED)	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	351,246.80	5.78%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	14,934,265.60	23.33%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6,613,130.70	10.33%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,259,672.79	6.65%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	5,093,056.84	7.95%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12,920,686.68	20.18%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2,232,459.73	7.42%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,128,797.37	13.73%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	C	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	2,024,725.76	6.73%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,023,269.79	6.73%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,426,177.20	11.39%

STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3,146,783.66		10.46%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,582,177.33		8.59%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,180,290.95		13.90%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,648,271.82		5.48%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	32,183,936.34	*	41.86%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	28,929,195.00	*	37.63%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7,888,400.93		10.26%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	7,662,170.73		7.85%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	INST	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19,450,384.18		19.92%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	INST	**	MCWOOD & CO PO BOX 29522 RALEIGH NC 27626-0522	6,128,606.82		6.28%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	18,910,396.70		19.37%

STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	INST	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	20,944,317.30		21.45%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7,795,713.18		14.14%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,812,296.05		21.42%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	12,227,857.83		22.18%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,854,391.31		10.62%
STOCKSPLUS® INTERNATIONAL FUND (U.S. DOLLAR-HEDGED)	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	11,832,506.65		21.46%
STOCKSPLUS® LONG DURATION FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,297,084.80		5.78%
STOCKSPLUS® LONG DURATION FUND	INST		MAC & CO A/C EECFXXXXXXX ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	14,296,344.16		19.24%
STOCKSPLUS® LONG DURATION FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	28,208,604.44	*	37.97%
STOCKSPLUS® LONG DURATION FUND	INST		WELLS FARGO BANK NA FBO SD WARREN MUTUAL COMMINGLED FUNDS XXXXXXXX PO BOX 1533 MINNEAPOLIS MN 55480-1533	8,301,876.40		11.17%
STOCKSPLUS® LONG DURATION FUND	INST	**	WELLS FARGO BANK NA SAPPI FINE PAPER COMMINGLED MUTUAL XXXXXXXX PO BOX 1533 MINNEAPOLIS MN 55480-1533	5,737,683.28		7.72%

STOCKSPLUS® SHORT FUND	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,432,616.97		6.70%
STOCKSPLUS® SHORT FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,555,529.36		7.27%
STOCKSPLUS® SHORT FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9,598,578.99	*	44.88%
STOCKSPLUS® SHORT FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,681,231.91		7.86%
STOCKSPLUS® SHORT FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	628,587.37		7.71%
STOCKSPLUS® SHORT FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,329,647.44		16.31%
STOCKSPLUS® SHORT FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,140,059.04	*	38.52%
STOCKSPLUS® SHORT FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	735,947.41		9.03%
STOCKSPLUS® SHORT FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	856,594.79		10.51%
STOCKSPLUS® SHORT FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8,590,039.62	*	46.15%
STOCKSPLUS® SHORT FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6,653,760.04	*	35.75%
STOCKSPLUS® SHORT FUND	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	943,510.77		5.07%
STOCKSPLUS® SHORT FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	1,155,852.55		6.21%

STOCKSPLUS® SHORT FUND	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	1,307,993,163.00	*	95.07%
STOCKSPLUS® SHORT FUND	P	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,132,500.05		22.93%
STOCKSPLUS® SHORT FUND	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	3,341,401.79		14.93%
STOCKSPLUS® SHORT FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,159,125.71		5.18%
STOCKSPLUS® SHORT FUND	P	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	2,362,040.52		10.55%
STOCKSPLUS® SHORT FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	7,823,642.95	*	34.95%
STOCKSPLUS® SMALL FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	4,725,782.49		11.76%
STOCKSPLUS® SMALL FUND	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,644,536.36		9.07%
STOCKSPLUS® SMALL FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,383,560.10		8.42%
STOCKSPLUS® SMALL FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,537,895.49		13.78%
STOCKSPLUS® SMALL FUND	A	**	UMB BANK N/A SFR FBO FIDUCIARY FOR TAX DEFERRED ACCTS 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	3,167,005.87		7.88%

STOCKSPLUS® SMALL FUND	ADM	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9,562.90		8.41%
STOCKSPLUS® SMALL FUND	ADM	**	STATE STREET BANK TTEE AND/OR CUST FBO ADP ACCESS XXX (K) PLAN 1 LINCOLN ST BOSTON MA 02111-2901	30,576.92	*	26.88%
STOCKSPLUS® SMALL FUND	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	66,338.35	*	58.32%
STOCKSPLUS® SMALL FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1,264,822.89		6.28%
STOCKSPLUS® SMALL FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,957,149.28		14.68%
STOCKSPLUS® SMALL FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,571,035.28		7.80%
STOCKSPLUS® SMALL FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,319,123.42		11.51%
STOCKSPLUS® SMALL FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,867,001.40		9.27%
STOCKSPLUS® SMALL FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,767,418.49		13.74%
STOCKSPLUS® SMALL FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,178,968.86		5.85%
STOCKSPLUS® SMALL FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,121,355.84		5.57%
STOCKSPLUS® SMALL FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9,412,257.31	*	25.20%

STOCKSPLUS® SMALL FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	22302517.62	*	59.71
STOCKSPLUS® SMALL FUND	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	1906730.78		5.1
STOCKSPLUS® SMALL FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2109807.76		6.53
STOCKSPLUS® SMALL FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8995959.57	*	27.85
STOCKSPLUS® SMALL FUND	INST	**	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1768593.24		5.48
STOCKSPLUS® SMALL FUND	INST	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2960940.42		9.17
STOCKSPLUS® SMALL FUND	P	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5495337.05		22.55
STOCKSPLUS® SMALL FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2117423.51		8.69
STOCKSPLUS® SMALL FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1775711.94		7.29
STOCKSPLUS® SMALL FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3475116.39		14.26
STOCKSPLUS® SMALL FUND	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	6835528.61	*	28.05
PIMCO TAX MANAGED REAL RETURN A	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	320502.21	*	73.6

PIMCO TAX MANAGED REAL RETURN A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	34470.53		7.92
PIMCO TAX MANAGED REAL RETURN A	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	24222.39		5.56
PIMCO TAX MANAGED REAL RETURN C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	25441.74	*	27.85
PIMCO TAX MANAGED REAL RETURN C	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	27756.15	*	30.38
PIMCO TAX MANAGED REAL RETURN C	C	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	6494.43		7.11
PIMCO TAX MANAGED REAL RETURN C	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	6250.91		6.84
PIMCO TAX MANAGED REAL RETURN D	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	95951.73	*	49.34
PIMCO TAX MANAGED REAL RETURN D	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	85129.37	*	43.78
PIMCO TAX MANAGED REAL RETURN INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5203202.51	*	89.32
PIMCO TAX MANAGED REAL RETURN INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	430059.48		7.38

PIMCO TAX MANAGED REAL RETURN P	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	23943.95	*	45.4
PIMCO TAX MANAGED REAL RETURN P	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13136.04		24.91
PIMCO TAX MANAGED REAL RETURN P	P	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	15657.81	*	29.69

PIMCO TOTAL RETURN A	A	**	JOHN HANCOCK LIFE INS CO (USA) ATTN LIZ SEELEY RPS-TRADING OPS ST-4 601 CONGRESS ST BOSTON MA 02210-2805	81605296.61		8.32

PIMCO TOTAL RETURN A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	132975027		13.55
PIMCO TOTAL RETURN A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	94406604.62		9.62

PIMCO TOTAL RETURN A	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	75750570.1		7.72
PIMCO TOTAL RETURN ADM	ADM	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	40237884.92		5.11
PIMCO TOTAL RETURN ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	283114440.9	*	35.96

PIMCO TOTAL RETURN C	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	57074893.16		12.73

PIMCO TOTAL RETURN C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	23381886.08		5.21

PIMCO TOTAL RETURN C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	107779738.4		24.03

PIMCO TOTAL RETURN C	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	53150407.99		11.85
PIMCO TOTAL RETURN C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	33952305.69		7.57

PIMCO TOTAL RETURN C	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	48805040.55		10.88
PIMCO TOTAL RETURN C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	23359913.13		5.21

PIMCO TOTAL RETURN D	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	251269137.7	*	41.79
PIMCO TOTAL RETURN D	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	227114535	*	37.77

PIMCO TOTAL RETURN D	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	35141436.16		5.84

PIMCO TOTAL RETURN II ADM	ADM	**	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	222857.79		12.45

PIMCO TOTAL RETURN II ADM	ADM	**	EMJAY FBO LANG DISTRIBUTING INC XXXK PSP 8515 EAST ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	94087.64		5.26
PIMCO TOTAL RETURN II ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	220823.78		12.34

PIMCO TOTAL RETURN II ADM	ADM	**	NEW YORK LIFE TRUST COMPANY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	182268.12		10.18

PIMCO TOTAL RETURN II ADM	ADM	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	117106.53		6.54
PIMCO TOTAL RETURN II ADM	ADM	**	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL XXX NEIGHBORWORKS AMERICA RETIREMENT 999 NORTH CAPITOL STREET, NE SUITE 900 WASHINGTON DC 20002-4684	632097.59	*	35.32

PIMCO TOTAL RETURN II ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	100197.13		5.6
PIMCO TOTAL RETURN II INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	12230694.5		13.41
PIMCO TOTAL RETURN II INST	INST	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	6347176.73		6.96

PIMCO TOTAL RETURN II INST	INST		MAC & CO A/C BOEFXXXXXXX ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	11897077.84		13.04
PIMCO TOTAL RETURN II INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	18807239.99		20.62

PIMCO TOTAL RETURN II INST	INST		THE SHERWIN WILLIAMS COMPANY MASTER TRUST 101 PROSPECT AVE 1225 R CLEVELAND OH 44115-1075	11188997.69		12.27
PIMCO TOTAL RETURN II P	P		JPMORGAN CHASE AS TRUSTEE FBO ASSOCIATED WHOLESALE GROCERS, INC. NQ DEFERRED COMPENSATION PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	73615.1		6.53

PIMCO TOTAL RETURN II P	P		JPMORGAN CHASE AS TRUSTEE FBO AWG RESTATED XXX(K) PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	535359.73	*	47.48

PIMCO TOTAL RETURN II P	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	187475.74		16.63
PIMCO TOTAL RETURN II P	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	64953.27		5.76
PIMCO TOTAL RETURN III ADM	ADM	**	GREAT-WEST TRUST COMPANY LLC TTEE F FBO:REGIS UNIVERSITY XXXB C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	411290.58		5.69

PIMCO TOTAL RETURN III ADM	ADM	**	LINCOLN RETIREMENT SERVICES COMPANY FBO ENVIRONMENTAL DEF FUND INC RET SV PLN PO BOX 7876 FORT WAYNE IN 46801-7876	747047.86		10.33
PIMCO TOTAL RETURN III ADM	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	3444820.73	*	47.65

PIMCO TOTAL RETURN III ADM	ADM	**	RELIANCE TRUST COMPANY FBO SAG-AFTR XXXK P.O. BOX 48529 ATLANTA GA 30362-1529	484926.44		6.71

PIMCO TOTAL RETURN III ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	414993.93		5.74

PIMCO TOTAL RETURN III ADM	ADM	**	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC-1076 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	429335.19		5.94
PIMCO TOTAL RETURN III INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	11780692.47		10.52

PIMCO TOTAL RETURN III INST	INST	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6101072.31		5.45

PIMCO TOTAL RETURN III INST	INST		MAC & CO A/C WXXFXXXXXXX ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	7645252.78		6.83

PIMCO TOTAL RETURN III INST	INST		MERCY INVESTMENT SERVICES 2039 N GEYER RD SAINT LOUIS MO 63131-3332	6044102.48		5.4
PIMCO TOTAL RETURN III INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	29327994.32	*	26.18

PIMCO TOTAL RETURN III P	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2464619.28	*	48.32

PIMCO TOTAL RETURN III P	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	1042800.92		20.44

PIMCO TOTAL RETURN III P	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	343855.63		6.74
PIMCO TOTAL RETURN III P	P	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	405415.44		7.95
PIMCO TOTAL RETURN INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	616369468.1		9.95
PIMCO TOTAL RETURN INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2287944264	*	36.95
PIMCO TOTAL RETURN IV A	A		CAPITAL BANK & TRUST COMPANY TTEE F SMITH SCHAFER & ASSOC LTD XXXK 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	108280.43		6.74

PIMCO TOTAL RETURN IV A	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	1069588.11	*	66.57

PIMCO TOTAL RETURN IV C	C	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	230316.84	*	87.03

PIMCO TOTAL RETURN IV INST	INST	**	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3042	151273539.4	*	93.65

PIMCO TOTAL RETURN IV P	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	205153.84	*	93.97

PIMCO TOTAL RETURN P	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	44661450.73		9.32

PIMCO TOTAL RETURN P	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	127360986.8	*	26.59

PIMCO TOTAL RETURN P	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	110702259.9		23.11

PIMCO TOTAL RETURN P	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	29630593.29		6.19
PIMCO TOTAL RETURN P	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	25216058.77		5.26

PIMCO TOTAL RETURN P	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	62732417.71		13.1

PIMCO TOTAL RETURN R	R		ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	15757654.39		9.46

PIMCO TOTAL RETURN R	R	**	HARTFORD LIFE INSURANCE CO XXXK SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	37437195.95		22.48

PIMCO TOTAL RETURN R	R	**	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	13881317.62		8.33

PIMCO TRENDS MGD FUTURES STRAT A	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	326269.05		21.39
PIMCO TRENDS MGD FUTURES STRAT A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	126988.68		8.33

PIMCO TRENDS MGD FUTURES STRAT A	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	694192.62	*	45.52

PIMCO TRENDS MGD FUTURES STRAT ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	2993.47	*	100

PIMCO TRENDS MGD FUTURES STRAT C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	89406.01		9.07
PIMCO TRENDS MGD FUTURES STRAT C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	90087.13		9.14

PIMCO TRENDS MGD FUTURES STRAT C	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	290284.61	*	29.46

PIMCO TRENDS MGD FUTURES STRAT D	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	312145.77		15.54
PIMCO TRENDS MGD FUTURES STRAT D	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1158508.47	*	57.68

PIMCO TRENDS MGD FUTURES STRAT D	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	323747.15		16.12
PIMCO TRENDS MGD FUTURES STRAT INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5173572.44		13.8
PIMCO TRENDS MGD FUTURES STRAT INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	5034598.47		13.43

PIMCO TRENDS MGD FUTURES STRAT INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	5529363.5		14.74

PIMCO TRENDS MGD FUTURES STRAT INST	INST		STATE STREET BANK FBO PVIT GLOBAL MULTI ASSET PORT 801 PENNSYLVANIA AVE ATTN CHUCK NIXON KANSAS CITY MO 64105-1307	5016296.46		13.38
PIMCO TRENDS MGD FUTURES STRAT INST	INST		STATE STREET KANSAS CITY FBO PIMCO GLOBAL MULTI-ASSET FND ATTN: CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	5459765.79		14.56

PIMCO TRENDS MGD FUTURES STRAT P	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	506295.3	*	89.65

PIMCO UNCONSTRAINED BOND A	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	4316049.78		9.54

PIMCO UNCONSTRAINED BOND A	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3968034.19		8.78

PIMCO UNCONSTRAINED BOND A	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6043191.46		13.36

PIMCO UNCONSTRAINED BOND A	A	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	4289437.67		9.49
PIMCO UNCONSTRAINED BOND A	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	4764543.63		10.54

PIMCO UNCONSTRAINED BOND A	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7237845.41		16.01

PIMCO UNCONSTRAINED BOND A	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	4506551.5		9.97

PIMCO UNCONSTRAINED BOND ADM	ADM	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	45548.7		22.9

PIMCO UNCONSTRAINED BOND ADM	ADM	**	TRUST COMPANY OF AMERICA FBO XXX PO BOX 6503 ENGLEWOOD CO 80155-6503	141863.7	*	71.34

PIMCO UNCONSTRAINED BOND C	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4659057.86		9.93

PIMCO UNCONSTRAINED BOND C	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2606693.27		5.56

PIMCO UNCONSTRAINED BOND C	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8928957.82		19.04

PIMCO UNCONSTRAINED BOND C	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	8119493.49		17.31
PIMCO UNCONSTRAINED BOND C	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3726660.75		7.95

PIMCO UNCONSTRAINED BOND C	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4363243.84		9.3
PIMCO UNCONSTRAINED BOND C	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3352836.38		7.15

PIMCO UNCONSTRAINED BOND C	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	4440220.95		9.47

PIMCO UNCONSTRAINED BOND D	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6690783.43	*	28.24
PIMCO UNCONSTRAINED BOND D	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7596001.93	*	32.06

PIMCO UNCONSTRAINED BOND D	D	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4222455.09		17.82

PIMCO UNCONSTRAINED BOND D	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	2634177		11.12
PIMCO UNCONSTRAINED BOND INST	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	49174034.98		9.87
PIMCO UNCONSTRAINED BOND INST	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	91045771.81		18.27
PIMCO UNCONSTRAINED BOND INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	40909040.4		8.21

PIMCO UNCONSTRAINED BOND INST	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	61438992.39		12.33
PIMCO UNCONSTRAINED BOND P	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,360,981.74		9.20%

PIMCO UNCONSTRAINED BOND P	P	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	21,608,338.95		17.50%

PIMCO UNCONSTRAINED BOND P	P	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	11,921,431.12		9.65%
PIMCO UNCONSTRAINED BOND R	R		MID ATLANTIC TRUST COMPANY FBO LOTT OIL COMPANY, INC. XXX(K) PLAN 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	53,899.57		5.12%

PIMCO UNCONSTRAINED BOND R	R	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	84,135.08		7.99%
PIMCO UNCONSTRAINED BOND R	R	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	267,698.25	*	25.41%

PIMCO UNCONSTRAINED BOND R	R	**	SAMMONS FINANCIAL NETWORK 5801 SW 6TH AVE TOPEKA KS 66636-1001	233,976.95		22.21%

PIMCO UNCONSTRAINED BOND R	R		TD AMERITRADE INC FEBO OUT CLIENT PO BOX 2226 OMAHA NE 68103-2226	121,083.23		11.49%

UNCONSTRAINED TAX MANAGED BOND FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	195,473.77		7.18%

UNCONSTRAINED TAX MANAGED BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	960,838.5	*	35.28%
UNCONSTRAINED TAX MANAGED BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	261,120.01		9.59%

UNCONSTRAINED TAX MANAGED BOND FUND	A	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	191,282.57	7.02%
UNCONSTRAINED TAX MANAGED BOND FUND	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	293,586.19	10.78%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	120,975.38	12.65%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	91,440.63	9.56%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	176,380.29	18.44%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	115,590.69	12.09%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	89,884.68	9.40%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	86,719.64	9.07%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	74,594.39	7.8%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	86,578.34	9.05%
UNCONSTRAINED TAX MANAGED BOND FUND	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	404,342.94	17.93%
UNCONSTRAINED TAX MANAGED BOND FUND	D	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	196,819.21	8.73%

UNCONSTRAINED TAX MANAGED BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,538,376.46	*	68.23%
UNCONSTRAINED TAX MANAGED BOND FUND	INST		CALHOUN & CO P O BOX 75000 M/C #3446 DETROIT MI 48236	2,101,926.93		14.62%
UNCONSTRAINED TAX MANAGED BOND FUND	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,133,214.16		14.84%
UNCONSTRAINED TAX MANAGED BOND FUND	INST		DINGLE & CO C/O COMERICA BANK PO BOX 75000 ATTN MUTUAL FUNDS 3446 DETROIT MI 48275-3446	5,440,955.13	*	37.85%
UNCONSTRAINED TAX MANAGED BOND FUND	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,278,822.74		15.85%
UNCONSTRAINED TAX MANAGED BOND FUND	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	1,280,724.34		8.91%
UNCONSTRAINED TAX MANAGED BOND FUND	P	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	358,903.13		5.84%
UNCONSTRAINED TAX MANAGED BOND FUND	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	355,725.09		5.79%
UNCONSTRAINED TAX MANAGED BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	938,947.67		15.27%
UNCONSTRAINED TAX MANAGED BOND FUND	P	**	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,268,614.57	*	53.16%
UNCONSTRAINED TAX MANAGED BOND FUND	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	476,417.55		7.75%

Code of Ethics

The Trust, PIMCO, Research Affiliates and the Distributor each has adopted a Code of Ethics pursuant to the requirements of the 1940 Act and the Advisers Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of the Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston, Massachusetts 02110, and at State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Boston Financial Data Services – Midwest, 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as transfer agent and dividend disbursing agent for the Institutional Class, Class M, Class P, Administrative Class and Class D shares of the Funds. Boston Financial Data Services, Inc., P.O. Box 55060, Boston, Massachusetts 02205-8050 serves as transfer agent and dividend disbursing agent for the Class A, Class C and Class R shares of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Counsel

Dechert LLP, 1900 K Street, NW, Washington, DC 20006-1110, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Trust as of March 31, 2015, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s March 31, 2015 Annual Reports. In addition, the unaudited financial statements for the Trust, as of September 30, 2015, including the notes thereto, are incorporated by reference from the Trust’s unaudited September 30, 2015 Semi-Annual Reports. The information for the semi-annual period ended September 30, 2015 includes all adjustments, consisting of normal recurring adjustments, that the Trust considers necessary for a fair presentation of such information.

PF000SAI_022616

PART C.	OTHER INFORMATION

 Item 28. Exhibits

(a)	(1)	Amended and Restated Declaration of Trust dated November 4, 2014(26)
	(2)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated February 24, 2015(28)
(b)		Amended and Restated By-Laws of Registrant dated November 4, 2014(26)
(c)		Not applicable
(d)	(1)	Amended and Restated Investment Advisory Contract dated February 23, 2009(3)
	(2)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Corporate Bond Fund dated May 19, 2009(4)
	(3)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to fee changes dated October 1, 2009(6)
	(4)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO CommoditiesPLUS® Strategy Fund dated February 23, 2010(7)
	(5)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO High Yield Spectrum Fund dated August 17, 2010(9)
	(6)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to certain fee reductions dated October 1, 2010(10)
(7)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Funds: Private Account Portfolio Series – Senior Floating Rate Portfolio, PIMCO Senior Floating Rate Fund, PIMCO Total Return Fund IV, PIMCO RAE Fundamental PLUS International Fund, PIMCO RealPath™ 2025 Fund, PIMCO RealPath™ 2035 Fund and PIMCO RAE Fundamental PLUS Small Fund dated February 28, 2011(11)

(8)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Credit Absolute Return Fund and PIMCO Inflation Response Multi-Asset Fund dated May 23, 2011(13)

(9)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Funds: Private Account Portfolio Series – Low Duration Portfolio and PIMCO Funds: Private Account Portfolio Series – Moderate Duration Portfolio dated August 16, 2011(14)

(10)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO California Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Short Asset Investment Fund and PIMCO Funds: Private Account Portfolio Series – Short Term Floating NAV Portfolio III dated February 28, 2012(16)

	(11)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to PIMCO RealPath™ 2045 Fund dated November 8, 2011(15)
(12)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Mortgage Opportunities Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated August 15, 2012(19)

	(13)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(20)

2

(14)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged), PIMCO StocksPLUS® Small Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Short Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated March 22, 2013(22)

	(15)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013(23)
(16)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RAE Fundamental PLUS International Fund, PIMCO RealPath™ Income Fund, PIMCO RealPath™ 2020 Fund, PIMCO RealPath™ 2025 Fund, PIMCO RealPath™ 2030 Fund, PIMCO RealPath™ 2035 Fund, PIMCO RealPath™ 2040 Fund, PIMCO RealPath™ 2045 Fund, PIMCO RealPath™ 2050 Fund and PIMCO Senior Floating Rate Fund dated October 1, 2013(25)

(17)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Low Volatility PLUS Fund, and the PIMCO RAE Low Volatility PLUS International Fund dated November 5, 2013(24)

	(18)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RealPath™ 2055 Fund dated August 12, 2014(26)
(19)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Multi-Strategy Alternative Fund and PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(26)

	(20)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Capital Securities and Financials Fund dated February 24, 2015(28)
	(21)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Real Return Limited Duration Fund dated May 11, 2015(29)
(22)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Corporate Bond Fund and PIMCO Inflation Response Multi-Asset Fund dated October 1, 2015(34)

	(23)	Amended and Restated Asset Allocation Sub-Advisory Agreement relating to PIMCO All Asset Fund and PIMCO All Asset All Authority Fund dated December 1, 2010(12)
(24)

Supplement to Amended and Restated Asset Allocation Sub-Advisory Agreement relating to PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and Sub-Advisory Agreement relating to PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund and PIMCO RAE Fundamental PLUS Small Fund dated December 1, 2012(20)

(25)

Amended and Restated Sub-Advisory Agreement relating to the PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated December 20, 2013(24)

	(26)	Amendment to Amended and Restated Sub-Advisory Agreement relating to the PIMCO Multi-Strategy Alternative Fund and PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(27)
(e)	(1)	Amended and Restated Distribution Contract dated April 1, 2012(17)

3

	(2)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Mortgage Opportunities Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated August 15, 2012(19)
	(3)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(20)
(4)

Supplement to Amended and Restated Distribution Contract relating to the PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged), PIMCO StocksPLUS® Small Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Short Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated March 22, 2013(22)

	(5)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013(23)
(6)

Supplement to Amended and Restated Distribution Contract relating to the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Low Volatility PLUS Fund, and the PIMCO RAE Low Volatility PLUS International Fund dated November 5, 2013(24)

	(7)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO RealPath™ 2055 Fund dated August 12, 2014(27)
	(8)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Multi-Strategy Alternative Fund and PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(27)
	(9)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Capital Securities and Financials Fund dated February 24, 2015(28)
	(10)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Real Return Limited Duration Fund dated May 11, 2015(29)
	(11)	Form of Sales Agreement(33)
	(12)	Form of Sales Agreement(33)
(f)		Not Applicable
(g)	(1)	Custody and Investment Accounting Agreement dated January 1, 2000(5)
	(2)	Amendment to Custody and Investment Accounting Agreement dated June 8, 2001(5)
	(3)	Amendment to Custody and Investment Accounting Agreement dated March 30, 2010(7)
	(4)	Amended Appendix A to Custody and Investment Accounting Agreement dated November 6, 2015(35)
(h)	(1)	Second Amended and Restated Supervision and Administration Agreement dated April 1, 2012(18)
(2)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Mortgage Opportunities Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated August 15, 2012(19)

	(3)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(20)
(4)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged), PIMCO StocksPLUS® Small Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Short Fund and PIMCO RAE Worldwide Fundamental Advantage PLUS Fund dated March 22, 2013(22)

4

(5)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013(23)
(6)	Amendment to the Second Amended and Restated Supervision and Administration Agreement dated October 1, 2013(25)
(7)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Low Volatility PLUS Fund, and the PIMCO RAE Low Volatility PLUS International Fund dated November 5, 2013(24)

(8)	Supplement to Second Amended and Restated Supervision and Administration Agreement dated October 1, 2014(26)
(9)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO RealPath™ 2055 Fund dated August 12, 2014(26)
(10)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Multi-Strategy Alternative Fund and PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(26)

(11)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Capital Securities and Financials Fund dated February 24, 2015(28)
(12)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Real Return Limited Duration Fund dated May 11, 2015(29)
(13)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) and PIMCO StocksPLUS® Small Fund dated October 1, 2015(34)

(14)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Government Money Market Fund dated February 23, 2016(36)
(15)	Fourth Amended and Restated Fee Waiver Agreement relating to the PIMCO Global Multi-Asset Fund dated July 25, 2011(12)
(16)	Amended and Restated Fee Waiver Agreement relating to the PIMCO Inflation Response Multi-Asset Fund dated July 25, 2011(12)
(17)

Seventh Amended and Restated Fee Waiver Agreement relating to PIMCO RealPath™ Income Fund, PIMCO RealPath™ 2020 Fund, PIMCO RealPath™ 2025 Fund, PIMCO RealPath™ 2030 Fund, PIMCO RealPath™ 2035 Fund, PIMCO RealPath™ 2040 Fund, PIMCO RealPath™ 2045 Fund, PIMCO RealPath™ 2050 Fund and PIMCO RealPath™ 2055 Fund dated August 12, 2014(26)

(18)	Amended and Restated Fee Waiver Agreement relating to the PIMCO Short Asset Investment Fund dated May 25, 2012(21)
(19)	Amended and Restated Fee and Expense Limitation Agreement relating to PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund dated July 31, 2013(25)
(20)	Amended and Restated Expense Limitation Agreement dated February 23, 2009(12)
(21)	Amendment to Amended and Restated Expense Limitation Agreement dated February 23, 2010(12)
(22)	Revised Schedules A and B to Amended and Restated Expense Limitation Agreement dated May 11, 2015(29)
(23)	Second Amended and Restated Expense Limitation Agreement relating to the PIMCO All Asset Fund dated September 26, 2012(21)
(24)	Second Amended and Restated Expense Limitation Agreement relating to the PIMCO All Asset All Authority Fund dated September 26, 2012(21)

5

	(25)	Fee Waiver Agreement relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(20)
	(26)	Fee Waiver Agreement relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013(23)
	(27)	Fee Waiver Agreement relating to the PIMCO RAE Low Volatility PLUS EMG Fund dated November 5, 2013(24)
	(28)	Fee Waiver Agreement relating to the PIMCO Multi-Strategy Alternative Fund dated November 5, 2014(27)
	(29)	Fee Waiver Agreement relating to the PIMCO Real Return Limited Duration Fund dated May 11, 2015(29)
	(30)	Amended and Restated Fee Waiver Agreement relating to the PIMCO CommodityRealReturn Strategy Fund (PIMCO Cayman Commodity Fund I Ltd.) dated February 23, 2009(21)
	(31)	Amended and Restated Fee Waiver Agreement relating to the PIMCO Global Multi-Asset Fund (PIMCO Cayman Commodity Fund II, Ltd.) dated February 23, 2009(21)
	(32)	Fee Waiver Agreement relating to the PIMCO CommoditiesPLUS Strategy Fund (PIMCO Cayman Commodity Fund III, Ltd.) dated May 7, 2010(21)
	(33)	Fee Waiver Agreement relating to the PIMCO Inflation Response Multi-Asset Fund (PIMCO Cayman Commodity Fund VII, Ltd.) dated May 23, 2011(33)
	(34)	Fee Waiver Agreement relating to the PIMCO TRENDS Managed Futures Strategy Fund (PIMCO Cayman Commodity Fund VIII, Ltd.) dated September 20, 2013(23)
	(35)	Fee Waiver Agreement relating to the PIMCO Capital Securities and Financials Fund (PIMCO Capital Securities Fund (Cayman) Ltd.) dated March 1, 2015(28)
	(36)	PIMCO Cayman Commodity Fund I Ltd. Appointment of Agent for Service of Process(1)
	(37)	PIMCO Cayman Commodity Fund II Ltd. Appointment of Agent for Service of Process(2)
	(38)	PIMCO Cayman Commodity Fund III Ltd. Appointment of Agent for Service of Process(7)
	(39)	PIMCO Cayman Commodity Fund VII, Ltd. Appointment of Agent for Service of Process(13)
	(40)	PIMCO Cayman Commodity Fund VIII, Ltd. Appointment of Agent for Service of Process(23)
	(41)	PIMCO Capital Securities Fund (Cayman) Ltd. Appointment of Agent for Service of Process(28)
	(42)	Amended and Restated Transfer Agency and Service Agreement dated May 14, 2015(30)
(i)		Opinion and Consent of Counsel(36)
(j)	(1)	Consent of Independent Registered Public Accounting Firm(36)
	(2)(A)	Secretary’s Certificate pursuant to Rule 483(b)(29)
(k)		Not Applicable
(l)		Not Applicable
(m)	(1)	Distribution and Servicing Plan for Class A Shares(5)
	(2)	Distribution and Servicing Plan for Class C Shares(5)
	(3)	Distribution and Servicing Plan for Class D Shares(17)
	(4)	Distribution and Servicing Plan for Administrative Class Shares(17)
	(5)	Distribution and Services Plan for Class R Shares(5)
	(6)	Form of Bank Fund Services Agreement (25)
	(7)	Form of Fund Services Agreement(33)
(n)		Twelfth Amended and Restated Multi-Class Plan Adopted Pursuant to Rule 18f-3 dated March 25, 2015(31)
(p)	(1)	Revised Code of Ethics for the Registrant(32)
	(2)	Revised Code of Ethics for PIMCO and PIMCO Investments LLC(32)
	(3)	Revised Code of Ethics for Research Affiliates LLC(32)
*		Powers of Attorney(8)
**		Power of Attorney(24)
***		Power of Attorney(29)
****		Powers of Attorney(29)

6

(1)	Filed with Post-Effective Amendment No. 133 on April 29, 2008, and incorporated by reference herein.
(2)	Filed with Post-Effective Amendment No. 147 on December 22, 2008, and incorporated by reference herein.
(3)	Filed with Post-Effective Amendment No. 151 on March 18, 2009, and incorporated by reference herein.
(4)	Filed with Post-Effective Amendment No. 157 on June 8, 2009, and incorporated by reference herein.
(5)	Filed with Post-Effective Amendment No. 160 on July 29, 2009, and incorporated by reference herein.
(6)	Filed with Post-Effective Amendment No. 167 on October 28, 2009, and incorporated by reference herein.
(7)	Filed with Post-Effective Amendment No. 173 on May 12, 2010, and incorporated by reference herein.
(8)	Filed with Post-Effective Amendment No. 177 on July 27, 2010, and incorporated by reference herein.
(9)	Filed with Post-Effective Amendment No. 178 on August 30, 2010, and incorporated by reference herein.
(10)	Filed with Post-Effective Amendment No. 181 on November 3, 2010, and incorporated by reference herein.
(11)	Filed with Post-Effective Amendment No. 187 on March 18, 2011, and incorporated by reference herein.
(12)	Filed with Post-Effective Amendment No. 210 on July 28, 2011, and incorporated by reference herein.
(13)	Filed with Post-Effective Amendment No. 213 on August 17, 2011, and incorporated by reference herein.
(14)	Filed with Amendment No. 279 on August 30, 2011, and incorporated by reference herein.
(15)	Filed with Post-Effective Amendment No. 222 on January 30, 2012, and incorporated by reference herein.
(16)	Filed with Post-Effective Amendment No. 226 on March 7, 2012, and incorporated by reference herein.
(17)	Filed with Post-Effective Amendment No. 228 on April 30, 2012, and incorporated by reference herein.
(18)	Filed with Post-Effective Amendment No. 229 on May 21, 2012, and incorporated by reference herein.
(19)	Filed with Post-Effective Amendment No. 238 on September 5, 2012, and incorporated by reference herein.
(20)	Filed with Post-Effective Amendment No. 243 on January 29, 2013, and incorporated by reference herein.
(21)	Filed with Post-Effective Amendment No. 245 on March 15, 2013, and incorporated by reference herein.
(22)	Filed with Post-Effective Amendment No. 246 on May 14, 2013, and incorporated by reference herein.
(23)	Filed with Post-Effective Amendment No. 253 on October 30, 2013, and incorporated by reference herein.
(24)	Filed with Post-Effective Amendment No. 255 on December 30, 2013, and incorporated by reference herein.
(25)	Filed with Post-Effective Amendment No. 257 on May 30, 2014, and incorporated by reference herein.
(26)	Filed with Post-Effective Amendment No. 265 on November 7, 2014, and incorporated by reference herein.

7

(27)	Filed with Post-Effective Amendment No. 267 on December 15, 2014, and incorporated by reference herein.
(28)	Filed with Post-Effective Amendment No. 270 on March 6, 2015, and incorporated by reference herein.
(29)	Filed with Post-Effective Amendment No. 273 on May 26, 2015, and incorporated by reference herein.
(30)	Filed with Amendment No. 370 on June 10, 2015, and incorporated by reference herein.
(31)	Filed with Post-Effective Amendment No. 276 on July 28, 2015, and incorporated by reference herein.
(32)	Filed with Amendment No. 375 on August 14, 2015, and incorporated by reference herein.
(33)	Filed with Amendment No. 378 on September 16, 2015, and incorporated by reference herein.
(34)	Filed with Post-Effective Amendment No. 278 on October 1, 2015, and incorporated by reference herein.
(35)	Filed with Post-Effective Amendment No. 280 on December 7, 2015, and incorporated by reference herein.
(36)	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

The Trust through the PIMCO Capital Securities and Financials Fund, a separate series of the Trust, wholly owns and controls the PIMCO Capital Securities Fund (Cayman) Ltd. (“CSF Subsidiary”), a company organized under the laws of the Cayman Islands. The CSF Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Capital Securities and Financials Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO CommodityRealReturn Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund I Ltd. (“CRRS Subsidiary”), a company organized under the laws of the Cayman Islands. The CRRS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommodityRealReturn Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Global Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund II Ltd. (“GMA Subsidiary”), a company organized under the laws of the Cayman Islands. The GMA Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Global Multi-Asset Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO CommoditiesPLUS® Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund III Ltd. (“CPS Subsidiary”), a company organized under the laws of the Cayman Islands. The CPS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommoditiesPLUS® Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Inflation Response Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund VII, Ltd. (“IRMA Subsidiary”), a company organized under the laws of the Cayman Islands. The IRMA Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Inflation Response Multi-Asset Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO TRENDS Managed Futures Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund VIII, Ltd. (“MF Subsidiary”), a company organized under the laws of the Cayman Islands. The MF Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO TRENDS Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

8

The Trust through the PIMCO Short-Term Floating NAV Portfolio III, a separate series of the Trust, wholly owns and controls the PIMCO ST Floating NAV III Subsidiary LLC (“Short-Term Floating NAV Subsidiary II”), a company organized under the laws of the state of Delaware. The Short-Term Floating NAV Subsidiary II’s financial statements will be included, on a consolidated basis, in the PIMCO Short-Term Floating NAV Portfolio III’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO International Portfolio, a separate series of the Trust, wholly owns and controls the PIMCO International Portfolio Subsidiary LLC (“International Subsidiary”), a company organized under the laws of the state of Delaware. The International Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO International Portfolio’s annual and semi-annual reports to shareholders.

Item 30.	Indemnification

Reference is made to Article IV of the Registrant’s Amended and Restated Declaration of Trust, which was filed with the Registrant’s Post-Effective Amendment No. 265 on November 7, 2014.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of the Investment Adviser

The directors and executive officers of PIMCO and their business and other connections are as follows:

Name	Business and Other Connections
Amey, Mike	Managing Director, PIMCO
Anderson, Joshua M.	Managing Director, PIMCO
Balls, Andrew Thomas	Managing Director and CIO Global, PIMCO
Benz II, William R.	Managing Director, PIMCO
Blute, Ryan Patrick	Managing Director, PIMCO
Bodereau, Philippe	Managing Director, PIMCO
Bosomworth, Andrew	Managing Director, PIMCO
Braun, David	Managing Director, PIMCO
Bridwell, Jennifer S	Managing Director, PIMCO
Callin, Sabrina C.	Managing Director, PIMCO; Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.
Clarida, Richard H.	Managing Director, PIMCO
Dawson, Craig A.	Managing Director, PIMCO; Director, PIMCO Europe Ltd.; and Trustee, PIMCO-Managed Funds.
De Leon, William G.	Managing Director, PIMCO

9

Name	Business and Other Connections
Devlin, Edward	Managing Director, PIMCO
Dialynas, Chris P.	Managing Director, PIMCO
Durham, Jennifer E.	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Fahmi, Mohsen	Managing Director, PIMCO; Formerly Senior Portfolio Manager, Moore Capital Management
Fels, Joachim	Managing Director, PIMCO; Formerly Managing Director and Chief Economist, Morgan Stanley
Fisher III, David N.	Managing Director, PIMCO
Flattum, David C.	Managing Director, General Counsel, PIMCO. Chief Legal Officer, the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Gomez, Michael A.	Managing Director, PIMCO
Graham, Stuart	Managing Director, PIMCO
Harris, Brent Richard	Managing Director, PIMCO. Director and President, StocksPLUS Management, Inc. Trustee, Chairman and Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II.
Hodge, Douglas M.	Managing Director and Chief Executive Officer, PIMCO. Trustee and Senior Vice President of the Trust, PIMCO Variable Insurance Trust, and PIMCO ETF Trust. Senior Vice President of PIMCO Equity Series and PIMCO Equity Series VIT. Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong).
Holden, Brent L.	Managing Director, PIMCO
Horne, Jonathan Lane	Managing Director, PIMCO
Hyman, Daniel	Managing Director, PIMCO
Ivascyn, Daniel J.	Managing Director and Group Chief Investment Officer, PIMCO
Jacobs IV, Lew W.	Managing Director and President, PIMCO
Jessop, Andrew	Managing Director, PIMCO
Johnson, Nicholas	Managing Director, PIMCO
Kiesel, Mark R.	Managing Director and CIO Global Credit, PIMCO
Korinke, Kimberley Grace	Managing Director, PIMCO
LeBrun Jr., Richard R.	Managing Director, PIMCO
Louanges, Matthieu	Managing Director, PIMCO
Lown, David C.	Managing Director, PIMCO
Mariappa, Sudesh N.	Managing Director, PIMCO
Masanao, Tomoya	Managing Director, PIMCO
Mather, Scott A.	Managing Director and CIO U.S. Core Strategies, PIMCO
Matsui, Akinori	Managing Director, PIMCO
Mattu, Ravi K.	Managing Director, PIMCO. Formerly, Head of Research and Strategy, Citadel Securities.

10

Name	Business and Other Connections
Mead, Robert	Managing Director, PIMCO
Mewbourne, Curtis A.	Managing Director, PIMCO
Mittal, Mohit	Managing Director, PIMCO
Mogelof, Eric J.	Managing Director, PIMCO
Moore, James F.	Managing Director, PIMCO
Murata, Alfred T.	Managing Director, PIMCO
Murray, John William	Managing Director, PIMCO
Nabors, Robin	Managing Director, PIMCO
Ongaro, Douglas J.	Managing Director, PIMCO
Otterbein, Thomas J.	Managing Director, PIMCO
Pagani, Lorenzo P.	Managing Director, PIMCO
Rodosky, Stephen A.	Managing Director, PIMCO
Schneider, Jerome M.	Managing Director, PIMCO
Seidner, Marc Peter	Managing Director and CIO, Non-traditional Strategies, PIMCO
Short, Jonathan D.	Managing Director, PIMCO
Stracke, Christian	Managing Director, PIMCO
Strelow, Peter G.	Managing Director, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO-Managed Funds.
Sundstrom, Geraldine	Managing Director, PIMCO; Formerly, Portfolio Manager, Brevan Howard
Sutherland, Eric Michael	Managing Director, PIMCO; Head of Sales, PIMCO Investments. Formerly, Managing Director, Nuveen Investments.
Thimons, Joshua	Managing Director, PIMCO
Vaden, Andrew Taylor	Managing Director, PIMCO
Wang, Qi	Managing Director, PIMCO
Whitten, Candice Stack	Managing Director, PIMCO
Wilson, Susan L.	Managing Director, PIMCO
Witt, Frank	Managing Director, PIMCO
Worah, Mihir P.	Managing Director and CIO Real Return and Asset Allocation, PIMCO
Young, Robert O.	Managing Director, PIMCO

The address of PIMCO is 650 Newport Center Drive, Newport Beach, CA 92660.

The directors and officers of Research Affiliates LLC (“Research Affiliates”) and their business and other connections are as follows:

Name	Business and Other Connections
Arnott, Robert D.	Founder, Chairman, Chief Executive Officer
Hsu, Jason	Vice Chairman
Sherrerd, Katrina F.	President and Chief Operating Officer
Brightman, Christopher	Chief Investment Officer
Hattesohl, Joseph	Director, Chief Financial Officer
Harkins, Daniel M.	Chief Legal Officer
Larsen, Michael	Global Head of Strategic Partnerships
Li, Feifei	Director, Head of Investment Management
Smith, Jeffrey A.	Chief Compliance Officer and Assistant General Counsel
West, John	Managing Director, Head of Client Strategies

11

The address of Research Affiliates LLC is 620 Newport Center Drive, Newport Beach, California, 92660.

Item 32.	Principal Underwriter

(a)	PIMCO Investments LLC (the “Distributor”) serves as Distributor of Shares of the Trust.

(b)	The officers of the Distributor are:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Short, Jonathan D.	Chairman	None
Sutherland, Eric M.	President	None
Martin, Colleen M.	Chief Financial Officer and Financial and Operations Principal	None
Froio, Richard F.	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None
Ratner, Joshua D.	Chief Legal Officer	Vice President – Senior Counsel, Secretary
Ongaro, Douglas J.	Senior Vice President	None
Plump, Steven B.	Head of Business Management, Vice President	None

*	The business address of all officers of the Distributor is 1633 Broadway, New York, NY 10019.

Item 33.	Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania Ave., Kansas City, Missouri 64105, State Street Investment Manager Solutions, 46 Discovery, Suite 150, Irvine, California 92618, State Street Bank & Trust Co. c/o Iron Mountain Information Management, Inc., 1000 Campus Boulevard, Collegeville, PA 19426, Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, Missouri 64105, Boston Financial Data Services, Inc., P.O. Box 55060, Boston, Massachusetts 02205-8050, Boston Financial Data Services, c/o Recall North America, 5 Beeman Road, Northborough, MA 01532, Boston Financial Data Services, c/o Iron Mountain, 175 Bearfoot Road, Northborough, MA 01532, Boston Financial Data Services, c/o Iron Mountain, 6119 Dermus, Kansas City, Missouri 64120, and Schick Databank, 2721 Michelle Drive, Tustin, California 92680.

Item 34.	Management Services

Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 282 to its Registration Statement under Rule 485(b) of the 1933 Act and has duly caused this Post-Effective Amendment No. 282 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 26th day of February, 2016.

PIMCO FUNDS
(Registrant)

By:
Peter G. Strelow***, President

***By:	/s/ BRENDAN C. FOX
Brendan C. Fox
as attorney-in fact

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
	Trustee	February 26, 2016
Brent R. Harris*
	Trustee	February 26, 2016
George E. Borst****
	Trustee	February 26, 2016
E. Philip Cannon*
	Trustee	February 26, 2016
Jennifer H. Dunbar****
	Trustee	February 26, 2016
Gary F. Kennedy****
	Trustee	February 26, 2016
Peter B. McCarthy****
	Trustee	February 26, 2016
Douglas M. Hodge*
	Trustee	February 26, 2016
Ronald C. Parker*
	President (Principal Executive Officer)	February 26, 2016
Peter G. Strelow***
	Treasurer (Principal Financial and Accounting Officer)	February 26, 2016
Trent W. Walker**

*, **,***,****By:	/s/BRENDAN C. FOX
Brendan C. Fox
as attorney-in-fact

*	Pursuant to powers of attorney filed with Post-Effective Amendment No. 177 to Registration Statement No. 33-12113 on July 27, 2010.
**	Pursuant to power of attorney filed with Post-Effective Amendment No. 255 to Registration Statement No. 33-12113 on December 30, 2013.
***	Pursuant to power of attorney filed with Post-Effective Amendment No. 273 to Registration Statement No. 33-12113 on May 26, 2015.
****	Pursuant to powers of attorney filed with Post-Effective Amendment No. 273 to Registration Statement No. 33-12113 on May 26, 2015.

EXHIBIT LIST

(h)(14)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Government Money Market Fund
(i)	Opinion and Consent of Counsel
(j)(1)	Consent of Independent Registered Public Accounting Firm